UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 through June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2013

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. small-cap stocks outperformed the broader U.S. stock market, as the Russell 2000 Index returned 24.21%. U.S. small-cap value stocks outperformed U.S. small-cap growth stocks during the reporting period.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	27.59%
Russell 2000 Growth Index	23.67%

Net Assets as of 06/30/2013 (In Thousands)	$519,774

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the utilities and producer durables sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Aegerion Pharmaceuticals, Inc., Conn’s, Inc. and Acadia Healthcare Co., Inc. Aegerion Pharmaceuticals, Inc., a biopharmaceutical company, has demonstrated solid progress on its launch of lomitapide, a treatment for severe high cholesterol. Conn’s, Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. The company continued, what we believed to be, strong execution on its plan to increase sales productivity and profitability as it continues to grow into a national retailer. Acadia Healthcare Co., Inc., a provider of inpatient behavioral healthcare services, benefited from an increased earnings forecast for its 2013 fiscal year. The company continued, in our view, to execute on its clearly defined strategy of adding to solid organic growth by adding beds at existing facilities and by acquiring new facilities.

Individual detractors from relative performance included the Fund’s positions in Bazaarvoice, Inc., Boingo Wireless, Inc. and Vocera Communications, Inc. Shares of Bazaarvoice, Inc., a multinational internet marketing company, fell amid disappointing earnings and uncertainty due to a Department of Justice investigation into the company’s acquisition of Power Reviews, its largest competitor. Shares of Boingo Wireless, Inc., which provides global Wi-Fi services, fell after issuing an earnings forecast below estimates. Vocera Communications, Inc., a provider of mobile communication solutions for the health care sector, performed poorly due to delays in implementation of several pending hospital deals. The company also issued an earnings forecast below estimates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that they believe have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Financial Engines, Inc.	1.6%
2.	Acadia Healthcare Co., Inc.	1.6
3.	Wolverine World Wide, Inc.	1.6
4.	Insulet Corp.	1.5
5.	Middleby Corp.	1.5
6.	Old Dominion Freight Line, Inc.	1.5
7.	Dril-Quip, Inc.	1.5
8.	Cornerstone OnDemand, Inc.	1.4
9.	Conn’s, Inc.	1.4
10.	Novadaq Technologies, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.6%
Health Care	22.5
Industrials	20.9
Consumer Discretionary	12.0
Financials	9.2
Energy	5.0
Consumer Staples	2.5
Telecommunication Services	0.5
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		27.61%	7.61%	8.63%
With Sales Charge*		20.93	6.46	8.04
CLASS B SHARES	5/19/97
Without CDSC		26.97	7.01	8.11
With CDSC**		21.97	6.70	8.11
CLASS C SHARES	1/7/98
Without CDSC		26.96	7.01	8.00
With CDSC***		25.96	7.01	8.00
SELECT CLASS SHARES	4/5/99	28.02	8.00	9.05

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	29.50%
Russell 2000 Index	24.21%

Net Assets as of 6/30/2013 (In Thousands)	$522,295

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the retail and consumer cyclical sectors was the primary contributor to relative performance. The Fund’s stock selection in the semiconductors and pharmaceutical sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Ocwen Financial Corp. and JDA Software Group, Inc. Conn’s Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. Ocwen Financial Corp., a provider of mortgage loan servicing and asset management services, reported record earnings for the first quarter of 2013. Shares of JDA Software Group, Inc., a software and consultancy company, rallied sharply after posting better-than-expected profit after the acquisition of a rival firm.

Individual detractors from relative performance included the Fund’s positions in Infinity Pharmaceuticals, Inc., Skyworks Solutions, Inc. and Affymax, Inc. Shares of Infinity Pharmaceuticals, Inc. fell amid concerns over a new cancer drug. Skyworks Solutions, Inc., a semiconductor company, saw its shares fall sharply after releasing earnings estimates that fell short of expectations. Affymax, Inc. is a biopharmaceutical company that develops peptide-based drugs for the treatment of life-threatening conditions. Its shares performed poorly as the company was suspended and subsequently delisted by NASDAQ.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanmina Corp.	1.2%
2.	East West Bancorp, Inc.	1.1
3.	Rite Aid Corp.	1.1
4.	Unisys Corp.	1.0
5.	NuVasive, Inc.	1.0
6.	Pegasystems, Inc.	1.0
7.	WebMD Health Corp.	1.0
8.	Popular, Inc., (Puerto Rico)	1.0
9.	Conn’s, Inc.	1.0
10.	Portland General Electric Co.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.5%
Information Technology	16.5
Industrials	15.6
Consumer Discretionary	13.7
Health Care	10.6
Energy	4.8
Materials	4.6
Consumer Staples	4.6
Utilities	3.1
Telecommunication Services	1.2
U.S. Treasury Obligation	0.2
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	29.50%	8.97%	9.29%

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	23.11%
Russell 2000 Index.	24.21%

Net Assets as of 6/30/2013 (In Thousands)	$2,696,825

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the materials processing and producer durables services sectors was the main detractor from the Fund’s relative performance. Stock selection in the health care and financial services sectors was the main contributor to performance.

Detracting from relative performance were the Fund’s positions in The Active Network, Inc., MICROS Systems, Inc. and Rexnord Corp. The Active Network, Inc. makes online registration and management software for event organizers. Its shares experienced a challenging fourth quarter of 2012, as the company reported in-line earnings but missed consensus revenue estimates as a result of weakness in its outdoor segment. Weaker- than-expected fourth quarter 2012 and 2013 guidance also pressured the stock. MICROS Systems, Inc. is a global manufacturer and servicer of enterprise information solutions for the global hospitality and retail industries. Its shares declined during the fourth quarter of 2012, even though the company announced earnings that beat estimates. However, organic growth was lighter than expected. An intensifying competitive landscape also weighed on MICROS Systems’ shares. Rexnord Corp. is a manufacturer of precision motion technology products. The company’s shares weakened during the second quarter of 2013 when it initiated a strategic review that could have potentially resulted in Rexnord Corp. selling itself or one of its divisions. At the end of the strategic review, the company decided to stay independent, which weighed on its shares as investors hoped to find a shorter timeline to value creation. The company’s largest shareholder subsequently sold a major stake in the company through a secondary offering, which also negatively impacted its shares.

Individual contributors to relative performance included the Fund’s positions in Jarden Corp., Waste Connections, Inc. and Coventry Health Care, Inc. Jarden Corp. owns more than 100 of the most famous consumer brands in the world. The company reported strong earnings and its shares were the beneficiary of Jarden Corp.‘s shareholder-friendly approach to capital allocation, as highlighted by its $500 million share buyback program. Waste Connections, Inc. is a solid waste management company. Waste Connections was rewarded for executing well on its strategy of focusing on markets that offer better contracts and limited competition, as evidenced by four straight quarters of higher- than- expected revenues. Shares of Coventry Health Care, Inc., a diversified national insurer, rallied as the company agreed to be acquired by Aetna at a 20% premium in the third quarter of 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	3.1%
2.	Silgan Holdings, Inc.	3.1
3.	ProAssurance Corp.	2.7
4.	Associated Banc-Corp.	2.4
5.	Jarden Corp.	2.4
6.	Anixter International, Inc.	2.2
7.	Brinker International, Inc.	2.0
8.	Crown Holdings, Inc.	2.0
9.	Aptargroup, Inc.	1.8
10.	American Eagle Outfitters, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.3%
Consumer Discretionary	20.9
Industrials	17.8
Information Technology	12.5
Materials	10.7
Energy	5.9
Health Care	4.4
Utilities	2.6
Consumer Staples	1.3
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		23.11%	12.09%	13.61%
With Sales Charge*		16.63	10.89	13.00
CLASS B SHARES	3/28/95
Without CDSC		22.51	11.54	13.11
With CDSC**		17.51	11.28	13.11
CLASS C SHARES	2/19/05
Without CDSC		22.50	11.54	13.00
With CDSC***		21.50	11.54	13.00
CLASS R2 SHARES	11/3/08	22.80	11.83	13.48
CLASS R5 SHARES	5/15/06	23.71	12.65	14.19
SELECT CLASS SHARES	5/7/96	23.48	12.43	14.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	27.94%
Russell 2000 Growth Index	23.67%

Net Assets as of 6/30/2013 (In Thousands)	$931,918

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the utilities and producer durables sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Aegerion Pharmaceuticals, Inc., Conn’s, Inc. and Acadia Healthcare Co., Inc. Aegerion Pharmaceuticals, Inc., a biopharmaceutical company, has demonstrated solid progress on its launch of lomitapide, a treatment for severe high cholesterol. Conn’s, Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. The company continued, what we believed to be, strong execution on its plan to increase sales productivity and profitability as it continues to grow into a national retailer. Acadia Healthcare Co., Inc., a provider of inpatient behavioral healthcare services, benefited from an increased earnings forecast for its 2013 fiscal year. The company continued, in our view, to execute on its clearly defined strategy of adding to solid organic growth by adding beds at existing facilities and by acquiring new facilities.

Individual detractors from relative performance included the Fund’s positions in Bazaarvoice, Inc., Boingo Wireless, Inc. and Vocera Communications, Inc. Shares of Bazaarvoice, Inc., a multinational internet marketing company, fell amid disappointing earnings and uncertainty due to a Department of Justice investigation into the company’s acquisition of Power Reviews, its largest competitor. Shares of Boingo Wireless, Inc., which provides global Wi-Fi services, fell after issuing an earnings forecast below estimates. Vocera Communications, Inc., a provider of mobile communication solutions for the health care sector, performed poorly due to delays in implementation of several pending hospital deals. The company also issued an earnings forecast below estimates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that they believe have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Financial Engines, Inc.	1.6%
2.	Acadia Healthcare Co., Inc.	1.6
3.	Wolverine World Wide, Inc.	1.6
4.	Insulet Corp.	1.5
5.	Middleby Corp.	1.5
6.	Old Dominion Freight Line, Inc.	1.5
7.	Dril-Quip, Inc.	1.5
8.	Cornerstone OnDemand, Inc.	1.4
9.	Conn’s, Inc.	1.4
10.	Novadaq Technologies, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.7%
Health Care	22.5
Industrials	20.9
Consumer Discretionary	12.1
Financials	9.2
Energy	5.0
Consumer Staples	2.5
Telecommunication Services	0.6
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		27.94%	10.20%	10.79%
With Sales Charge*		21.19	9.01	10.19
CLASS B SHARES	9/12/94
Without CDSC		27.32	9.56	10.22
With CDSC**		22.32	9.28	10.22
CLASS C SHARES	11/4/97
Without CDSC		27.30	9.59	10.13
With CDSC***		26.30	9.59	10.13
CLASS R2 SHARES	11/3/08	27.64	9.93	10.29
CLASS R6 SHARES	11/30/10	28.63	10.66	11.22
INSTITUTIONAL CLASS SHARES	2/19/05	28.39	10.60	11.19
SELECT CLASS SHARES	3/26/96	28.30	10.47	11.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from 2/19/05 through inception and on the performance of Select Class Shares prior to 2/19/05. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.43%
Russell 2000 Value Index.	24.76%

Net Assets as of 6/30/2013 (In Thousands)	$898,482

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the media and basic materials sectors was the primary contributor to relative performance. The Fund’s stock selection in the consumer staples and semiconductor sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Sinclair Broadcast Group, Inc., Ocwen Financial Corp. and Conn’s, Inc. Shares of Sinclair Broadcast Group, Inc., which owns broadcast television stations in the U.S., rallied during the reporting period on strong revenue and earnings growth, as well as overall growth in the broadcast industry. Ocwen Financial Corp., a provider of mortgage loan servicing and asset management services, reported record earnings for the first quarter of 2013. Conn’s, Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014.

Individual detractors to relative performance included the Fund’s positions in Central Garden & Pet Co., Blyth, Inc. and Anworth Mortgage Asset Corp. Central Garden & Pet Co., a manufacturer of lawn, garden and pet supplies, reported earnings that were sharply lower- than- expected during its third fiscal quarter. Shares of Blyth, Inc., a direct to consumer marketer, fell sharply after reporting weak 2013 earnings estimates and a disappointing fourth quarter performance. Anworth Mortgage Asset Corp., a real estate investment trust (“REIT”), reported a poor third quarter and was hurt by rising interest rates.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Rite Aid Corp.	1.2%
2.	Helix Energy Solutions Group, Inc.	1.2
3.	Portland General Electric Co.	1.1
4.	Worthington Industries, Inc.	1.1
5.	Universal Corp.	1.0
6.	Ocwen Financial Corp.	1.0
7.	DCT Industrial Trust, Inc.	0.9
8.	Redwood Trust, Inc.	0.9
9.	Anworth Mortgage Asset Corp.	0.9
10.	Capstead Mortgage Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	34.8%
Industrials	14.2
Information Technology	12.9
Consumer Discretionary	11.6
Utilities	5.9
Energy	5.5
Materials	4.9
Health Care	4.3
Consumer Staples	3.6
Others (each less than 1.0%)	0.8
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		28.08%	9.35%	9.93%
With Sales Charge*		21.35	8.18	9.34
CLASS B SHARES	1/27/95
Without CDSC		27.35	8.67	9.37
With CDSC**		22.35	8.38	9.37
CLASS C SHARES	3/22/99
Without CDSC		27.35	8.70	9.25
With CDSC***		26.35	8.70	9.25
CLASS R2 SHARES	11/3/08	27.79	9.07	9.65
CLASS R5 SHARES	5/15/06	28.53	9.72	10.28
CLASS R6 SHARES	2/22/05	28.62	9.77	10.34
SELECT CLASS SHARES	1/27/95	28.41	9.62	10.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	29.08%
Russell 2000 Index.	24.21%

Net Assets as of 6/30/2013 (In Thousands)	$172,709

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the retail and basic materials sectors was the primary contributor to relative performance. The Fund’s stock selection in the semiconductor and real estate investment trust (“REIT”) sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Questcor Pharmaceuticals, Inc. and Rite Aid Corp. Conn’s Inc., a specialty retailer of durable consumer products, reported stronger-than-expected revenue and raised its profit forecast for fiscal 2014. Shares of Questcor Pharmaceuticals, Inc. rallied after the prescription drug maker announced that it acquired the rights to develop Synacthen, a drug for treating autoimmune and inflammatory disorders. Rite Aid Corp., a national drug-store chain, posted its first annual fiscal year profit since 2006, as management shed underperforming stores.

Individual detractors from relative performance included the Fund’s positions in Blyth, Inc., FreightCar America, Inc. and Monster Worldwide, Inc. Shares of Blyth, Inc., a direct to consumer marketer, fell sharply after the company reported weak 2013 earnings estimates and a disappointing fourth quarter performance. FreightCar America, Inc., a manufacturer of freight cars for the railway industry, reported an earnings shortfall in its fiscal second quarter and suffered further pressure amid falling commodity prices. Monster Worldwide, Inc., an employment website, reported large asset write- downs and losses during the reporting period.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Questcor Pharmaceuticals, Inc.	1.4%
2.	Rite Aid Corp.	1.3
3.	Manhattan Associates, Inc.	1.3
4.	InterDigital, Inc.	1.2
5.	Minerals Technologies, Inc.	1.1
6.	Barrett Business Services, Inc.	1.1
7.	Advanced Energy Industries, Inc.	1.0
8.	Universal Corp.	1.0
9.	United Stationers, Inc.	1.0
10.	Comtech Telecommunications Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.6%
Information Technology	17.5
Industrials	15.7
Consumer Discretionary	13.0
Health Care	11.8
Energy	5.2
Materials	5.0
Consumer Staples	4.6
Utilities	3.0
Telecommunication Services	0.9
U.S. Treasury Obligation	0.1
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		28.54%	10.20%	9.09%
With Sales Charge*		21.81	9.03	8.50
CLASS C SHARES	11/1/07
Without CDSC		27.95	9.66	8.78
With CDSC**		26.95	9.66	8.78
CLASS R2 SHARES	11/1/11	28.19	10.12	9.05
CLASS R6 SHARES	11/1/11	29.29	10.72	9.46
INSTITUTIONAL CLASS SHARES	11/4/93	29.08	10.69	9.45
SELECT CLASS SHARES	9/10/01	28.94	10.51	9.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for the Class R2 Shares and Class R6 Shares prior to their inception dates are based on the performance of the Class A Shares and the Institutional Class Shares, respectively. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 11.9%
	Distributors — 0.7%
70	Pool Corp.	3,685

	Diversified Consumer Services — 0.6%
86	Sotheby’s	3,242

	Household Durables — 0.5%
169	TRI Pointe Homes, Inc. (a)	2,804

	Internet & Catalog Retail — 1.6%
59	Blue Nile, Inc. (a)	2,212
195	HomeAway, Inc. (a)	6,301

		8,513

	Leisure Equipment & Products — 0.9%
104	Arctic Cat, Inc.	4,672

	Media — 1.2%
499	ReachLocal, Inc. (a)	6,123

	Specialty Retail — 4.3%
137	Conn’s, Inc. (a)	7,091
129	Five Below, Inc. (a)	4,757
216	Francesca’s Holdings Corp. (a)	5,997
58	Lumber Liquidators Holdings, Inc. (a)	4,488

		22,333

	Textiles, Apparel & Luxury Goods — 2.1%
105	Tumi Holdings, Inc. (a)	2,515
150	Wolverine World Wide, Inc.	8,168

		10,683

	Total Consumer Discretionary	62,055

	Consumer Staples — 2.5%
	Food & Staples Retailing — 0.5%
111	Fairway Group Holdings Corp. (a)	2,688

	Food Products — 2.0%
120	Annie’s, Inc. (a)	5,126
73	Snyders-Lance, Inc.	2,070
196	WhiteWave Foods Co., Class A (a)	3,190

		10,386

	Total Consumer Staples	13,074

	Energy — 5.0%
	Energy Equipment & Services — 2.4%
83	Dril-Quip, Inc. (a)	7,538
155	Forum Energy Technologies, Inc. (a)	4,712

		12,250

	Oil, Gas & Consumable Fuels — 2.6%
93	Delek U.S. Holdings, Inc.	2,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
251	Laredo Petroleum Holdings, Inc. (a)	5,171
144	Oasis Petroleum, Inc. (a)	5,605

		13,449

	Total Energy	25,699

	Financials — 9.1%
	Capital Markets — 4.6%
19	Affiliated Managers Group, Inc. (a)	3,087
107	Cohen & Steers, Inc.	3,629
183	Financial Engines, Inc.	8,344
474	PennantPark Investment Corp.	5,237
97	Stifel Financial Corp. (a)	3,477

		23,774

	Commercial Banks — 0.8%
54	Signature Bank (a)	4,499

	Insurance — 1.1%
158	Amtrust Financial Services, Inc.	5,636

	Real Estate Investment Trusts (REITs) — 2.6%
176	CubeSmart	2,816
111	Douglas Emmett, Inc. (m)	2,777
47	EastGroup Properties, Inc.	2,651
242	Glimcher Realty Trust	2,639
72	Highwoods Properties, Inc.	2,568

		13,451

	Total Financials	47,360

	Health Care — 22.3%
	Biotechnology — 7.8%
153	ACADIA Pharmaceuticals, Inc. (a)	2,780
82	Acorda Therapeutics, Inc. (a)	2,710
86	Aegerion Pharmaceuticals, Inc. (a)	5,429
122	AMAG Pharmaceuticals, Inc. (a)	2,706
101	Ariad Pharmaceuticals, Inc. (a)	1,773
123	Chimerix, Inc. (a)	2,992
72	Cubist Pharmaceuticals, Inc. (a)	3,475
297	Exact Sciences Corp. (a)	4,130
394	Halozyme Therapeutics, Inc. (a)	3,132
419	Keryx Biopharmaceuticals, Inc. (a)	3,133
98	Puma Biotechnology, Inc. (a)	4,366
336	Synta Pharmaceuticals Corp. (a)	1,677
469	Threshold Pharmaceuticals, Inc. (a)	2,465

		40,768

	Health Care Equipment & Supplies — 5.5%
765	Imris, Inc., (Canada) (a)	2,111
252	Insulet Corp. (a)	7,928

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
525	Novadaq Technologies, Inc., (Canada) (a)	7,067
438	Syneron Medical Ltd., (Israel) (a)	3,810
204	Tornier N.V., (Netherlands) (a)	3,572
1,311	Unilife Corp. (a)	4,156

		28,644

	Health Care Providers & Services — 4.6%
251	Acadia Healthcare Co., Inc. (a)	8,307
284	Emeritus Corp. (a)	6,594
136	Health Net, Inc. (a)	4,324
85	WellCare Health Plans, Inc. (a)	4,714

		23,939

	Health Care Technology — 0.5%
167	Vocera Communications, Inc. (a)	2,457

	Life Sciences Tools & Services — 1.8%
278	Bruker Corp. (a)	4,488
274	Fluidigm Corp. (a)	4,783

		9,271

	Pharmaceuticals — 2.1%
355	Nektar Therapeutics (a)	4,100
190	Sagent Pharmaceuticals, Inc. (a)	3,988
96	ViroPharma, Inc. (a)	2,745

		10,833

	Total Health Care	115,912

	Industrials — 20.7%
	Aerospace & Defense — 2.2%
109	HEICO Corp.	5,504
177	Hexcel Corp. (a)	6,041

		11,545

	Airlines — 1.0%
165	Spirit Airlines, Inc. (a)	5,232

	Building Products — 3.8%
92	Armstrong World Industries, Inc. (a)	4,374
153	Fortune Brands Home & Security, Inc.	5,937
120	Ply Gem Holdings, Inc. (a)	2,415
142	Trex Co., Inc. (a)	6,763

		19,489

	Electrical Equipment — 2.3%
90	Acuity Brands, Inc.	6,820
141	Generac Holdings, Inc.	5,203

		12,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.1%
89	Carlisle Cos., Inc.	5,542

	Machinery — 2.8%
107	Graco, Inc.	6,770
46	Middleby Corp. (a)	7,817

		14,587

	Marine — 0.9%
60	Kirby Corp. (a)	4,781

	Road & Rail — 2.5%
341	Marten Transport Ltd.	5,351
185	Old Dominion Freight Line, Inc. (a)	7,716

		13,067

	Trading Companies & Distributors — 4.1%
48	DXP Enterprises, Inc. (a)	3,210
68	MSC Industrial Direct Co., Inc., Class A	5,278
256	Rush Enterprises, Inc., Class A (a)	6,344
79	Watsco, Inc.	6,663

		21,495

	Total Industrials	107,761

	Information Technology — 25.4%
	Communications Equipment — 3.2%
250	Aruba Networks, Inc. (a)	3,838
580	Infinera Corp. (a)	6,188
56	Palo Alto Networks, Inc. (a)	2,382
309	Ruckus Wireless, Inc. (a)	3,964

		16,372

	Computers & Peripherals — 0.4%
156	Fusion-io, Inc. (a)	2,224

	Internet Software & Services — 7.2%
164	Cornerstone OnDemand, Inc. (a)	7,109
23	CoStar Group, Inc. (a)	2,975
194	Dealertrack Technologies, Inc. (a)	6,889
117	Demandware, Inc. (a)	4,977
258	Envestnet, Inc. (a)	6,349
52	OpenTable, Inc. (a)	3,353
192	Trulia, Inc. (a)	5,977

		37,629

	IT Services — 0.7%
362	ServiceSource International, Inc. (a)	3,375

	Semiconductors & Semiconductor Equipment — 3.3%
173	Cavium, Inc. (a)	6,116
80	Hittite Microwave Corp. (a)	4,655

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
406	Inphi Corp. (a)	4,466
110	Teradyne, Inc. (a)	1,934

		17,171

	Software — 10.6%
159	BroadSoft, Inc. (a)	4,387
41	CommVault Systems, Inc. (a)	3,117
274	Cyan, Inc. (a)	2,862
143	Fortinet, Inc. (a)	2,502
72	Gigamon, Inc. (a)	1,980
77	Guidewire Software, Inc. (a)	3,245
119	Imperva, Inc. (a)	5,364
211	Infoblox, Inc. (a)	6,185
196	Model N, Inc. (a)	4,573
38	NetSuite, Inc. (a)	3,488
173	Rally Software Development Corp., Class C (a)	4,305
60	SolarWinds, Inc. (a)	2,334
76	Sourcefire, Inc. (a)	4,205
110	Splunk, Inc. (a)	5,122
26	Tableau Software, Inc., Class A (a)	1,426

		55,095

	Total Information Technology	131,866

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
438	Boingo Wireless, Inc. (a)	2,719

	Total Common Stocks (Cost $397,354)	506,446

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
51	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $—)	7

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
9,373	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $9,373)	9,373

	Total Investments — 99.2% (Cost $406,727)	515,826
	Other Assets in Excess of Liabilities — 0.8%	3,948

	NET ASSETS — 100.0%	$519,774

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 13.7%
	Auto Components — 1.5%
145	Cooper Tire & Rubber Co.	4,813
79	Standard Motor Products, Inc.	2,723
36	Stoneridge, Inc. (a)	424

		7,960

	Distributors — 0.4%
20	Core-Mark Holding Co., Inc.	1,251
51	VOXX International Corp. (a)	625

		1,876

	Diversified Consumer Services — 0.2%
13	Bridgepoint Education, Inc. (a)	163
9	Capella Education Co. (a)	383
9	Carriage Services, Inc.	148
5	Coinstar, Inc. (a)	299
93	Corinthian Colleges, Inc. (a)	207

		1,200

	Hotels, Restaurants & Leisure — 2.2%
68	Ameristar Casinos, Inc.	1,798
11	Cracker Barrel Old Country Store, Inc.	994
40	Domino’s Pizza, Inc.	2,343
23	Jack in the Box, Inc. (a)	912
178	Ruth’s Hospitality Group, Inc.	2,150
45	SeaWorld Entertainment, Inc.	1,593
115	Sonic Corp. (a)	1,679

		11,469

	Household Durables — 2.0%
1	CSS Industries, Inc.	12
95	Helen of Troy Ltd., (Bermuda) (a)	3,626
20	Jarden Corp. (a)	853
68	KB Home	1,335
14	Libbey, Inc. (a)	333
49	Lifetime Brands, Inc.	668
14	MDC Holdings, Inc.	465
10	NACCO Industries, Inc., Class A	556
86	Taylor Morrison Home Corp., Class A (a)	2,099
27	William Lyon Homes, Class A (a)	691

		10,638

	Leisure Equipment & Products — 0.3%
2	Arctic Cat, Inc.	81
10	Johnson Outdoors, Inc., Class A (a)	254
84	LeapFrog Enterprises, Inc. (a)	823
6	Sturm Ruger & Co., Inc.	269

		1,427

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 0.9%
25	Carmike Cinemas, Inc. (a)	480
81	Entercom Communications Corp., Class A (a)	765
74	Gray Television, Inc. (a)	532
86	Journal Communications, Inc., Class A (a)	642
131	LIN TV Corp., Class A (a)	2,003
16	Sinclair Broadcast Group, Inc., Class A	476

		4,898

	Multiline Retail — 0.9%
43	Dillard’s, Inc., Class A	3,500
99	Tuesday Morning Corp. (a)	1,026

		4,526

	Specialty Retail — 3.6%
106	Brown Shoe Co., Inc.	2,289
58	Cabela’s, Inc. (a)	3,743
99	Conn’s, Inc. (a)	5,098
30	Destination Maternity Corp.	743
121	Express, Inc. (a)	2,545
12	Finish Line, Inc. (The), Class A	271
248	OfficeMax, Inc.	2,534
33	Rent-A-Center, Inc.	1,252
11	Tilly’s, Inc., Class A (a)	181
1	Trans World Entertainment Corp.	7

		18,663

	Textiles, Apparel & Luxury Goods — 1.7%
77	G-III Apparel Group Ltd. (a)	3,686
124	Iconix Brand Group, Inc. (a)	3,656
55	Perry Ellis International, Inc.	1,117
14	RG Barry Corp.	227

		8,686

	Total Consumer Discretionary	71,343

	Consumer Staples — 4.6%
	Beverages — 0.1%
7	Coca-Cola Bottling Co. Consolidated	422

	Food & Staples Retailing — 2.2%
9	Andersons, Inc. (The)	474
14	Fairway Group Holdings Corp. (a)	339
21	Nash Finch Co.	462
1,901	Rite Aid Corp. (a)	5,437
39	Roundy’s, Inc.	323
170	Spartan Stores, Inc.	3,142
169	SUPERVALU, Inc. (a)	1,051
10	Village Super Market, Inc., Class A	344

		11,572

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food Products — 1.5%
40	B&G Foods, Inc.	1,372
34	Darling International, Inc. (a)	636
19	Fresh Del Monte Produce, Inc.	516
16	John B Sanfilippo & Son, Inc.	317
184	Pilgrim’s Pride Corp. (a)	2,744
52	Pinnacle Foods, Inc.	1,265
17	Sanderson Farms, Inc.	1,103

		7,953

	Personal Products — 0.8%
58	Prestige Brands Holdings, Inc. (a)	1,684
28	Revlon, Inc., Class A (a)	607
22	USANA Health Sciences, Inc. (a)	1,563

		3,854

	Total Consumer Staples	23,801

	Energy — 4.8%
	Energy Equipment & Services — 1.7%
56	C&J Energy Services, Inc. (a)	1,089
49	Dawson Geophysical Co. (a)	1,821
62	Forum Energy Technologies, Inc. (a)	1,880
19	Gulfmark Offshore, Inc., Class A	866
63	Helix Energy Solutions Group, Inc. (a)	1,440
66	Superior Energy Services, Inc. (a)	1,703

		8,799

	Oil, Gas & Consumable Fuels — 3.1%
12	Alon USA Energy, Inc.	172
14	Bonanza Creek Energy, Inc. (a)	482
19	Ceres, Inc. (a)	59
70	Delek U.S. Holdings, Inc.	2,009
35	Energy XXI Bermuda Ltd., (Bermuda)	775
143	EPL Oil & Gas, Inc. (a)	4,198
63	EXCO Resources, Inc.	481
83	Gastar Exploration Ltd. (a)	221
189	Renewable Energy Group, Inc. (a)	2,694
12	REX American Resources Corp. (a)	357
25	Vaalco Energy, Inc. (a)	144
99	W&T Offshore, Inc.	1,415
308	Warren Resources, Inc. (a)	786
69	Western Refining, Inc.	1,931
4	Westmoreland Coal Co. (a)	46
15	World Fuel Services Corp.	596

		16,366

	Total Energy	25,165

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 22.4%
	Capital Markets — 0.7%
7	Artisan Partners Asset Management, Inc. (a)	364
87	BGC Partners, Inc., Class A	515
113	Cowen Group, Inc., Class A (a)	329
31	Gladstone Capital Corp.	255
92	KCAP Financial, Inc.	1,033
32	Manning & Napier, Inc.	570
20	Piper Jaffray Cos. (a)	638
8	Prospect Capital Corp.	83
8	SWS Group, Inc. (a)	42

		3,829

	Commercial Banks — 7.3%
18	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	401
68	BBCN Bancorp, Inc.	967
12	BNC Bancorp	141
7	Bridge Bancorp, Inc.	155
101	Cardinal Financial Corp.	1,477
40	Cathay General Bancorp	812
8	Center Bancorp, Inc.	95
23	Citizens & Northern Corp.	444
4	City Holding Co.	160
8	Community Trust Bancorp, Inc.	278
203	East West Bancorp, Inc.	5,569
17	Fidelity Southern Corp. (a)	205
24	Financial Institutions, Inc.	447
150	First Commonwealth Financial Corp.	1,108
29	First Community Bancshares, Inc.	458
29	First Financial Bancorp	434
4	First M&F Corp.	55
23	First Merchants Corp.	386
49	FirstMerit Corp.	991
75	FNB Corp.	902
174	Hanmi Financial Corp. (a)	3,078
23	Heartland Financial USA, Inc.	643
23	Huntington Bancshares, Inc.	182
6	Iberiabank Corp.	306
11	Lakeland Financial Corp.	291
21	MainSource Financial Group, Inc.	281
19	MetroCorp Bancshares, Inc.	187
5	National Bankshares, Inc.	167
15	NBT Bancorp, Inc.	320
85	OFG Bancorp, (Puerto Rico)	1,538
7	PacWest Bancorp	224
49	Park Sterling Corp. (a)	289

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
11	Peoples Bancorp, Inc.	234
50	Pinnacle Financial Partners, Inc. (a)	1,275
169	Popular, Inc., (Puerto Rico) (a)	5,132
15	Preferred Bank (a)	239
25	PrivateBancorp, Inc.	537
8	Prosperity Bancshares, Inc.	394
1	Renasant Corp.	32
28	Sierra Bancorp	420
79	Southwest Bancorp, Inc. (a)	1,048
70	Susquehanna Bancshares, Inc.	894
8	SVB Financial Group (a)	650
18	Texas Capital Bancshares, Inc. (a)	812
37	Tristate Capital Holdings, Inc. (a)	503
14	WesBanco, Inc.	362
22	West Bancorporation, Inc.	257
342	Wilshire Bancorp, Inc.	2,267

		38,047

	Consumer Finance — 2.9%
19	Cash America International, Inc.	855
96	DFC Global Corp. (a)	1,319
94	Encore Capital Group, Inc. (a)	3,119
24	Ezcorp, Inc., Class A (a)	403
84	Green Dot Corp., Class A (a)	1,674
38	Nelnet, Inc., Class A	1,382
13	Portfolio Recovery Associates, Inc. (a)	1,967
48	World Acceptance Corp. (a)	4,173

		14,892

	Insurance — 2.5%
216	American Equity Investment Life Holding Co.	3,385
23	American Safety Insurance Holdings Ltd., (Bermuda) (a)	657
38	Aspen Insurance Holdings Ltd., (Bermuda)	1,395
256	CNO Financial Group, Inc.	3,314
13	Crawford & Co., Class B	74
9	Horace Mann Educators Corp.	215
57	Meadowbrook Insurance Group, Inc.	458
7	Montpelier Re Holdings Ltd., (Bermuda)	175
92	National Financial Partners Corp. (a)	2,318
18	Selective Insurance Group, Inc.	424
8	Stewart Information Services Corp.	196
6	Validus Holdings Ltd., (Bermuda)	223

		12,834

	Real Estate Investment Trusts (REITs) — 7.8%
5	Agree Realty Corp. (m)	151

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
23	American Campus Communities, Inc.	919
485	Anworth Mortgage Asset Corp.	2,713
104	Ashford Hospitality Trust, Inc.	1,186
76	CapLease, Inc.	643
355	Capstead Mortgage Corp.	4,295
75	CBL & Associates Properties, Inc.	1,598
46	Chatham Lodging Trust	789
40	Chesapeake Lodging Trust	823
17	Colonial Properties Trust	415
59	Coresite Realty Corp.	1,890
149	DCT Industrial Trust, Inc.	1,064
49	DDR Corp.	809
16	EastGroup Properties, Inc.	912
120	Education Realty Trust, Inc.	1,230
217	First Industrial Realty Trust, Inc.	3,298
82	GEO Group, Inc. (The)	2,767
44	Glimcher Realty Trust	483
8	Home Properties, Inc.	510
32	LaSalle Hotel Properties	785
260	Lexington Realty Trust	3,039
20	LTC Properties, Inc.	785
8	Mission West Properties, Inc. (a) (i)	—
16	Parkway Properties, Inc.	271
69	Pennsylvania Real Estate Investment Trust	1,310
109	Potlatch Corp.	4,424
12	PS Business Parks, Inc.	873
83	RAIT Financial Trust	625
15	Ramco-Gershenson Properties Trust	225
103	Redwood Trust, Inc.	1,756
7	Sun Communities, Inc.	363

		40,951

	Thrifts & Mortgage Finance — 1.2%
12	BofI Holding, Inc. (a)	541
10	Heritage Financial Group, Inc.	145
31	HomeStreet, Inc.	654
15	OceanFirst Financial Corp.	229
114	Ocwen Financial Corp. (a)	4,703
12	PennyMac Financial Services, Inc., Class A (a)	255

		6,527

	Total Financials	117,080

	Health Care — 10.6%
	Biotechnology — 2.6%
9	Acorda Therapeutics, Inc. (a) (m)	297
37	Aegerion Pharmaceuticals, Inc. (a) (m)	2,325

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
17	Alnylam Pharmaceuticals, Inc. (a)	512
69	AMAG Pharmaceuticals, Inc. (a) (m)	1,524
104	Ambit Biosciences Corp. (a)	727
11	Bluebird Bio, Inc. (a)	270
36	Celldex Therapeutics, Inc. (a)	557
10	Cytokinetics, Inc. (a)	116
6	Durata Therapeutics, Inc. (a)	40
29	Esperion Therapeutics, Inc. (a)	407
73	Infinity Pharmaceuticals, Inc. (a)	1,188
2	MiMedx Group, Inc. (a)	11
43	Pharmacyclics, Inc. (a)	3,433
18	PTC Therapeutics, Inc. (a)	270
10	Raptor Pharmaceutical Corp. (a)	96
317	Threshold Pharmaceuticals, Inc. (a)	1,668

		13,441

	Health Care Equipment & Supplies — 2.6%
102	Greatbatch, Inc. (a)	3,331
33	MAKO Surgical Corp. (a)	400
19	Medical Action Industries, Inc. (a)	149
216	NuVasive, Inc. (a)	5,364
13	Orthofix International N.V., (Netherlands) (a)	360
24	PhotoMedex, Inc. (a)	374
219	RTI Biologics, Inc. (a)	824
20	Sirona Dental Systems, Inc. (a)	1,285
31	STERIS Corp.	1,321

		13,408

	Health Care Providers & Services — 2.7%
127	Amsurg Corp. (a)	4,459
61	Centene Corp. (a)	3,179
115	Gentiva Health Services, Inc. (a)	1,143
80	Molina Healthcare, Inc. (a)	2,967
51	Owens & Minor, Inc.	1,732
36	Select Medical Holdings Corp.	293
7	Triple-S Management Corp., (Puerto Rico), Class B (a)	153

		13,926

	Health Care Technology — 0.1%
42	MedAssets, Inc. (a)	752

	Life Sciences Tools & Services — 0.6%
86	Cambrex Corp. (a)	1,208
46	Furiex Pharmaceuticals, Inc. (a)	1,574
75	NanoString Technologies, Inc. (a)	602

		3,384

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.0%
13	Cornerstone Therapeutics, Inc. (a)	107
59	Impax Laboratories, Inc. (a)	1,185
35	Jazz Pharmaceuticals plc, (Ireland) (a)	2,371
79	Lannett Co., Inc. (a)	947
162	Medicines Co. (The) (a)	4,995
103	Sciclone Pharmaceuticals, Inc. (a)	511
15	ViroPharma, Inc. (a)	430

		10,546

	Total Health Care	55,457

	Industrials — 15.5%
	Aerospace & Defense — 1.8%
56	AAR Corp. (m)	1,240
7	Curtiss-Wright Corp.	245
36	Engility Holdings, Inc. (a)	1,017
28	Esterline Technologies Corp. (a)	2,039
28	LMI Aerospace, Inc. (a)	528
62	Sypris Solutions, Inc.	198
56	Triumph Group, Inc.	4,401

		9,668

	Air Freight & Logistics — 0.3%
20	Atlas Air Worldwide Holdings, Inc. (a)	884
19	Park-Ohio Holdings Corp. (a)	633

		1,517

	Airlines — 1.3%
58	Alaska Air Group, Inc. (a) (m)	3,005
236	Republic Airways Holdings, Inc. (a)	2,672
70	SkyWest, Inc.	948

		6,625

	Building Products — 0.1%
6	Gibraltar Industries, Inc. (a)	83
17	Ply Gem Holdings, Inc. (a)	349

		432

	Commercial Services & Supplies — 3.2%
38	Ceco Environmental Corp.	466
437	Cenveo, Inc. (a)	931
7	Courier Corp.	96
130	Deluxe Corp.	4,508
13	Herman Miller, Inc.	357
141	Kimball International, Inc., Class B	1,373
60	Knoll, Inc.	853
100	Quad/Graphics, Inc.	2,407
150	Steelcase, Inc., Class A	2,180
14	TMS International Corp., Class A	201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
6	UniFirst Corp.	584
21	United Stationers, Inc.	688
75	Viad Corp.	1,846

		16,490

	Construction & Engineering — 0.8%
13	Argan, Inc.	206
56	EMCOR Group, Inc.	2,276
13	Michael Baker Corp.	347
79	Tutor Perini Corp. (a)	1,435

		4,264

	Electrical Equipment — 1.6%
22	Acuity Brands, Inc. (m)	1,684
73	Brady Corp., Class A	2,238
37	EnerSys, Inc.	1,790
31	Generac Holdings, Inc.	1,143
23	LSI Industries, Inc.	188
17	Regal-Beloit Corp.	1,089

		8,132

	Machinery — 3.9%
17	Albany International Corp., Class A	557
29	Barnes Group, Inc.	879
24	Columbus McKinnon Corp. (a)	518
70	EnPro Industries, Inc. (a)	3,568
79	Federal Signal Corp. (a)	692
37	FreightCar America, Inc.	620
34	Global Brass & Copper Holdings, Inc. (a)	444
22	Hardinge, Inc.	330
20	Hyster-Yale Materials Handling, Inc.	1,237
38	Kadant, Inc.	1,134
27	LB Foster Co., Class A	1,183
50	NN, Inc.	565
1	Proto Labs, Inc. (a)	58
5	Standex International Corp.	253
49	Trimas Corp. (a)	1,816
93	Wabash National Corp. (a)	945
90	Wabtec Corp.	4,814
6	Watts Water Technologies, Inc., Class A	267
43	Xerium Technologies, Inc. (a)	433

		20,313

	Professional Services — 1.1%
43	Barrett Business Services, Inc.	2,266
10	Kelly Services, Inc., Class A	173
132	RPX Corp. (a)	2,224
33	TrueBlue, Inc. (a)	697

SHARES		SECURITY DESCRIPTION	VALUE($)

		Professional Services — Continued
12		VSE Corp.	481

			5,841

		Road & Rail — 0.8%
3		AMERCO	486
13		Avis Budget Group, Inc. (a)	365
23		Celadon Group, Inc.	428
111		Quality Distribution, Inc. (a)	980
19		Saia, Inc. (a)	571
78		Swift Transportation Co. (a)	1,289
13		Universal Truckload Services, Inc. (a)	316

			4,435

		Trading Companies & Distributors — 0.6%
42		Applied Industrial Technologies, Inc.	2,006
9		Beacon Roofing Supply, Inc. (a)	333
16		Edgen Group, Inc. (a)	102
17		United Rentals, Inc. (a)	833

			3,274

		Total Industrials	80,991

		Information Technology — 16.4%
		Communications Equipment — 1.1%
2		Alliance Fiber Optic Products, Inc.	48
122		ARRIS Group, Inc. (a)	1,743
73		Aviat Networks, Inc. (a)	192
12		CalAmp Corp. (a)	177
21		Comtech Telecommunications Corp.	551
335		Harmonic, Inc. (a)	2,125
11		Oplink Communications, Inc. (a)	189
24		PC-Tel, Inc.	202
15		Plantronics, Inc.	659

			5,886

		Computers & Peripherals — 0.5%
64		Avid Technology, Inc. (a)	374
50		Datalink Corp. (a)	536
—	(h)	Hutchinson Technology, Inc. (a)	2
86		Silicon Graphics International Corp. (a)	1,149
15		Synaptics, Inc. (a)	586

			2,647

		Electronic Equipment, Instruments & Components — 3.0%
154		Audience, Inc. (a)	2,036
92		Benchmark Electronics, Inc. (a)	1,853
72		Insight Enterprises, Inc. (a)	1,269
13		Littelfuse, Inc.	948
45		Newport Corp. (a)	628

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
448	Sanmina Corp. (a)	6,426
55	SYNNEX Corp. (a)	2,321
32	TTM Technologies, Inc. (a)	271

		15,752

	Internet Software & Services — 2.9%
142	Digital River, Inc. (a)	2,656
32	Gogo, Inc. (a)	440
9	Marketo, Inc. (a)	216
10	RealNetworks, Inc. (a)	73
15	Textura Corp. (a)	377
195	Tremor Video, Inc. (a)	1,751
533	United Online, Inc.	4,038
177	WebMD Health Corp. (a)	5,204
5	Xoom Corp. (a)	122

		14,877

	IT Services — 2.2%
11	Blackhawk Network Holdings, Inc. (a)	264
12	CACI International, Inc., Class A (a)	781
131	CSG Systems International, Inc. (a)	2,841
12	EVERTEC, Inc., (Puerto Rico) (a)	259
3	Gartner, Inc. (a)	148
35	Global Cash Access Holdings, Inc. (a)	218
48	Hackett Group, Inc. (The)	248
70	Lionbridge Technologies, Inc. (a)	203
7	ManTech International Corp., Class A	170
18	TeleTech Holdings, Inc. (a)	422
243	Unisys Corp. (a)	5,370
35	VeriFone Systems, Inc. (a)	595

		11,519

	Semiconductors & Semiconductor Equipment — 3.0%
17	Alpha & Omega Semiconductor Ltd. (a)	131
124	Amkor Technology, Inc. (a)	523
34	Brooks Automation, Inc.	334
4	Cirrus Logic, Inc. (a)	76
107	Entegris, Inc. (a)	1,006
95	First Solar, Inc. (a)	4,254
76	Integrated Silicon Solution, Inc. (a)	833
4	Intermolecular, Inc. (a)	31
62	Lattice Semiconductor Corp. (a)	313
9	M/A-COM Technology Solutions Holdings, Inc. (a)	131
63	Nanometrics, Inc. (a)	930
56	Pericom Semiconductor Corp. (a)	396
34	Photronics, Inc. (a)	274

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
141	PMC-Sierra, Inc. (a)	893
100	Skyworks Solutions, Inc. (a)	2,178
220	Spansion, Inc., Class A (a)	2,749
115	Ultra Clean Holdings (a)	696

		15,748

	Software — 3.7%
71	Actuate Corp. (a) (m)	469
38	Advent Software, Inc. (a) (m)	1,325
85	Aspen Technology, Inc. (a)	2,453
43	Cyan, Inc. (a)	451
18	Gigamon, Inc. (a)	499
9	Manhattan Associates, Inc. (a)	694
17	Monotype Imaging Holdings, Inc.	440
159	Pegasystems, Inc.	5,270
28	Progress Software Corp. (a)	647
45	PTC, Inc. (a)	1,106
8	Rovi Corp. (a)	178
17	Tableau Software, Inc., Class A (a)	953
254	Take-Two Interactive Software, Inc. (a)	3,801
98	TeleCommunication Systems, Inc., Class A (a)	229
53	Telenav, Inc. (a)	277
22	TIBCO Software, Inc. (a)	473

		19,265

	Total Information Technology	85,694

	Materials — 4.6%
	Chemicals — 1.9%
41	A Schulman, Inc.	1,094
16	American Pacific Corp. (a)	442
65	Axiall Corp.	2,759
5	FutureFuel Corp.	65
28	H.B. Fuller Co.	1,040
6	Innospec, Inc.	233
39	Koppers Holdings, Inc.	1,493
46	Minerals Technologies, Inc.	1,894
71	OMNOVA Solutions, Inc. (a)	569

		9,589

	Construction Materials — 0.3%
185	Headwaters, Inc. (a)	1,637

	Containers & Packaging — 1.1%
25	Boise, Inc.	209
243	Graphic Packaging Holding Co. (a)	1,882
36	Rock Tenn Co., Class A	3,586

		5,677

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — 0.8%
94	Coeur Mining, Inc. (a)	1,245
31	Revett Minerals, Inc. (a)	20
27	SunCoke Energy, Inc. (a)	372
11	U.S. Silica Holdings, Inc.	220
77	Worthington Industries, Inc.	2,435

		4,292

	Paper & Forest Products — 0.5%
23	Boise Cascade Co. (a)	574
40	Buckeye Technologies, Inc.	1,463
56	Resolute Forest Products, Inc., (Canada) (a)	741

		2,778

	Total Materials	23,973

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.1%
30	Atlantic Tele-Network, Inc.	1,495
8	Consolidated Communications Holdings, Inc.	141
58	IDT Corp., Class B	1,081
90	Neutral Tandem, Inc.	515
108	Premiere Global Services, Inc. (a)	1,307
473	Vonage Holdings Corp. (a)	1,337

		5,876

	Wireless Telecommunication Services — 0.1%
19	NII Holdings, Inc. (a)	128
22	USA Mobility, Inc.	297

		425

	Total Telecommunication Services	6,301

	Utilities — 3.0%
	Electric Utilities — 2.2%
58	El Paso Electric Co.	2,038
20	Empire District Electric Co. (The)	453
33	IDACORP, Inc.	1,595
12	MGE Energy, Inc.	635
163	Portland General Electric Co.	4,999
32	UNS Energy Corp.	1,431
11	Westar Energy, Inc.	364

		11,515

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
2	AGL Resources, Inc. (m)	102
6	Chesapeake Utilities Corp.	288
20	Laclede Group, Inc. (The)	891
28	New Jersey Resources Corp.	1,171
9	Northwest Natural Gas Co.	374
16	Southwest Gas Corp.	753
10	WGL Holdings, Inc.	441

‘		4,020

	Water Utilities — 0.1%
6	Artesian Resources Corp., Class A	122
25	Consolidated Water Co., Ltd., (Cayman Islands)	281

		403

	Total Utilities	15,938

	Total Common Stocks (Cost $363,818)	505,743

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,025	U.S. Treasury Note, 0.250%, 11/30/13 (k) (m) (Cost $1,025)	1,025

SHARES
Short-Term Investment — 2.6%
	Investment Company — 2.6%
13,324	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $13,324)	13,324

	Total Investments — 99.6% (Cost $378,167)	520,092
	Other Assets in Excess of Liabilities — 0.4%	2,203

	NET ASSETS — 100.0%	$522,295

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
156	E-mini Russell 2000	09/20/13	$15,205	$202

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 20.7%
	Auto Components — 1.8%
1,359	Allison Transmission Holdings, Inc.	31,355
396	Drew Industries, Inc.	15,575

		46,930

	Distributors — 1.2%
617	Pool Corp.	32,359

	Hotels, Restaurants & Leisure — 6.9%
1,359	Brinker International, Inc.	53,583
379	Cracker Barrel Old Country Store, Inc.	35,850
725	Monarch Casino & Resort, Inc. (a)	12,216
412	Papa John’s International, Inc. (a)	26,924
791	Penn National Gaming, Inc. (a)	41,816
876	SHFL Entertainment, Inc. (a)	15,513

		185,902

	Household Durables — 2.3%
1,434	Jarden Corp. (a)	62,741

	Leisure Equipment & Products — 0.6%
522	Brunswick Corp.	16,683

	Media — 2.2%
1,231	Cinemark Holdings, Inc.	34,371
327	Morningstar, Inc.	25,350

		59,721

	Specialty Retail — 2.8%
2,565	American Eagle Outfitters, Inc.	46,839
1,669	Chico’s FAS, Inc.	28,470

		75,309

	Textiles, Apparel & Luxury Goods — 2.9%
1,062	Crocs, Inc. (a)	17,531
458	Deckers Outdoor Corp. (a)	23,131
615	Iconix Brand Group, Inc. (a)	18,091
2,914	Quiksilver, Inc. (a)	18,766

		77,519

	Total Consumer Discretionary	557,164

	Consumer Staples — 1.2%
	Food Products — 1.2%
426	J&J Snack Foods Corp.	33,152

	Energy — 5.8%
	Energy Equipment & Services — 2.8%
2,157	Patterson-UTI Energy, Inc.	41,749
607	Tidewater, Inc.	34,561

		76,310

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.0%
708	Approach Resources, Inc. (a)	17,405
641	Cimarex Energy Co.	41,662
2,785	Resolute Energy Corp. (a)	22,226

		81,293

	Total Energy	157,603

	Financials — 22.0%
	Capital Markets — 3.5%
553	Calamos Asset Management, Inc., Class A	5,803
447	Greenhill & Co., Inc.	20,426
2,360	HFF, Inc., Class A	41,944
2,823	Janus Capital Group, Inc.	24,024
401	JMP Group, Inc.	2,665

		94,862

	Commercial Banks — 9.2%
4,146	Associated Banc-Corp.	64,471
1,513	First Financial Bancorp	22,545
111	First of Long Island Corp. (The)	3,693
929	First Republic Bank	35,747
942	Glacier Bancorp, Inc.	20,906
430	Iberiabank Corp.	23,074
3,103	Umpqua Holdings Corp.	46,575
1,973	Western Alliance Bancorp (a)	31,226

		248,237

	Insurance — 2.7%
1,391	ProAssurance Corp.	72,577

	Real Estate Investment Trusts (REITs) — 6.1%
703	EastGroup Properties, Inc.	39,577
642	Mid-America Apartment Communities, Inc.	43,523
988	National Retail Properties, Inc.	33,983
2,059	RLJ Lodging Trust	46,300

		163,383

	Real Estate Management & Development — 0.5%
311	Realogy Holdings Corp. (a)	14,941

	Total Financials	594,000

	Health Care — 4.4%
	Health Care Equipment & Supplies — 1.7%
494	IDEXX Laboratories, Inc. (a)	44,388

	Health Care Providers & Services — 1.8%
239	MWI Veterinary Supply, Inc. (a)	29,487
346	WellCare Health Plans, Inc. (a)	19,201

		48,688

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — 0.9%
1,182	Omnicell, Inc. (a)	24,297

	Total Health Care	117,373

	Industrials — 17.6%
	Aerospace & Defense — 0.9%
160	TransDigm Group, Inc.	25,120

	Air Freight & Logistics — 0.8%
562	Forward Air Corp.	21,525

	Building Products — 0.4%
505	Ply Gem Holdings, Inc. (a)	10,136

	Commercial Services & Supplies — 6.2%
1,634	ACCO Brands Corp. (a)	10,391
1,607	Herman Miller, Inc.	43,499
1,333	KAR Auction Services, Inc.	30,493
2,026	Waste Connections, Inc.	83,347

		167,730

	Construction & Engineering — 0.8%
1,419	Comfort Systems USA, Inc.	21,177

	Electrical Equipment — 1.6%
503	Generac Holdings, Inc.	18,622
383	Regal-Beloit Corp.	24,806

		43,428

	Machinery — 5.5%
655	Altra Holdings, Inc.	17,931
1,378	Douglas Dynamics, Inc.	17,881
721	RBC Bearings, Inc. (a)	37,469
2,201	Rexnord Corp. (a)	37,094
836	Toro Co. (The)	37,984

		148,359

	Road & Rail — 1.4%
2,230	Knight Transportation, Inc.	37,506

	Total Industrials	474,981

	Information Technology — 12.3%
	Electronic Equipment, Instruments & Components — 2.2%
779	Anixter International, Inc. (a)	59,066

	Internet Software & Services — 2.3%
1,730	Dice Holdings, Inc. (a)	15,930
356	SciQuest, Inc. (a)	8,915
413	Trulia, Inc. (a)	12,849
450	Zillow, Inc., Class A (a)	25,354

		63,048

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.8%
884	CoreLogic, Inc. (a)	20,479

	Semiconductors & Semiconductor Equipment — 0.4%
898	Freescale Semiconductor Ltd. (a)	12,165

	Software — 6.6%
147	FactSet Research Systems, Inc.	14,975
555	Imperva, Inc. (a)	24,988
667	MICROS Systems, Inc. (a)	28,790
870	Monotype Imaging Holdings, Inc.	22,101
153	NetSuite, Inc. (a)	14,065
1,010	Rovi Corp. (a)	23,079
233	SolarWinds, Inc. (a)	9,031
363	Solera Holdings, Inc.	20,176
254	Splunk, Inc. (a)	11,783
139	Tableau Software, Inc., Class A (a)	7,692

		176,680

	Total Information Technology	331,438

	Materials — 10.6%
	Chemicals — 2.9%
334	Airgas, Inc.	31,889
502	Scotts Miracle-Gro Co. (The), Class A	24,243
1,155	Taminco Corp. (a)	23,542

		79,674

	Containers & Packaging — 6.8%
887	Aptargroup, Inc.	48,961
1,273	Crown Holdings, Inc. (a)	52,373
1,736	Silgan Holdings, Inc.	81,524

		182,858

	Metals & Mining — 0.9%
274	Compass Minerals International, Inc.	23,199

	Total Materials	285,731

	Utilities — 2.6%
	Electric Utilities — 0.8%
699	Portland General Electric Co.	21,378

	Gas Utilities — 0.4%
222	Northwest Natural Gas Co.	9,421

	Multi-Utilities — 1.4%
950	NorthWestern Corp.	37,914

	Total Utilities	68,713

	Total Common Stocks (Cost $1,729,315)	2,620,155

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.6%
	Investment Company — 1.6%
43,071	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $43,071)	43,071

	Total Investments — 98.8% (Cost $1,772,386)	2,663,226
	Other Assets in Excess of Liabilities — 1.2%	33,599

	NET ASSETS — 100.0%	$2,696,825

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 12.0%
	Distributors — 0.7%
127	Pool Corp.	6,646

	Diversified Consumer Services — 0.6%
154	Sotheby’s	5,838

	Household Durables — 0.5%
304	TRI Pointe Homes, Inc. (a)	5,047

	Internet & Catalog Retail — 1.7%
106	Blue Nile, Inc. (a)	3,997
351	HomeAway, Inc. (a)	11,364

		15,361

	Leisure Equipment & Products — 0.9%
187	Arctic Cat, Inc.	8,420

	Media — 1.2%
901	ReachLocal, Inc. (a)	11,044

	Specialty Retail — 4.3%
247	Conn’s, Inc. (a)	12,790
233	Five Below, Inc. (a)	8,572
389	Francesca’s Holdings Corp. (a)	10,814
104	Lumber Liquidators Holdings, Inc. (a)	8,091

		40,267

	Textiles, Apparel & Luxury Goods — 2.1%
189	Tumi Holdings, Inc. (a)	4,524
270	Wolverine World Wide, Inc.	14,734

		19,258

	Total Consumer Discretionary	111,881

	Consumer Staples — 2.5%
	Food & Staples Retailing — 0.5%
200	Fairway Group Holdings Corp. (a)	4,837

	Food Products — 2.0%
216	Annie’s, Inc. (a)	9,241
132	Snyders-Lance, Inc.	3,741
354	WhiteWave Foods Co., Class A (a)	5,746

		18,728

	Total Consumer Staples	23,565

	Energy — 5.0%
	Energy Equipment & Services — 2.4%
151	Dril-Quip, Inc. (a)	13,598
279	Forum Energy Technologies, Inc. (a)	8,496

		22,094

	Oil, Gas & Consumable Fuels — 2.6%
167	Delek U.S. Holdings, Inc.	4,812

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
453	Laredo Petroleum Holdings, Inc. (a)	9,322
260	Oasis Petroleum, Inc. (a)	10,110

		24,244

	Total Energy	46,338

	Financials — 9.2%
	Capital Markets — 4.6%
34	Affiliated Managers Group, Inc. (a)	5,558
192	Cohen & Steers, Inc.	6,538
330	Financial Engines, Inc.	15,058
855	PennantPark Investment Corp.	9,443
176	Stifel Financial Corp. (a)	6,264

		42,861

	Commercial Banks — 0.9%
98	Signature Bank (a)	8,111

	Insurance — 1.1%
285	Amtrust Financial Services, Inc.	10,162

	Real Estate Investment Trusts (REITs) — 2.6%
317	CubeSmart	5,069
200	Douglas Emmett, Inc. (m)	4,997
85	EastGroup Properties, Inc.	4,772
435	Glimcher Realty Trust	4,749
130	Highwoods Properties, Inc.	4,622

		24,209

	Total Financials	85,343

	Health Care — 22.4%
	Biotechnology — 7.9%
276	ACADIA Pharmaceuticals, Inc. (a)	5,006
148	Acorda Therapeutics, Inc. (a)	4,876
155	Aegerion Pharmaceuticals, Inc. (a)	9,786
219	AMAG Pharmaceuticals, Inc. (a)	4,868
182	Ariad Pharmaceuticals, Inc. (a)	3,185
222	Chimerix, Inc. (a)	5,384
130	Cubist Pharmaceuticals, Inc. (a)	6,260
535	Exact Sciences Corp. (a)	7,439
710	Halozyme Therapeutics, Inc. (a)	5,634
757	Keryx Biopharmaceuticals, Inc. (a)	5,652
177	Puma Biotechnology, Inc. (a)	7,867
603	Synta Pharmaceuticals Corp. (a)	3,006
843	Threshold Pharmaceuticals, Inc. (a)	4,435

		73,398

	Health Care Equipment & Supplies — 5.6%
1,424	Imris, Inc., (Canada) (a)	3,929
455	Insulet Corp. (a)	14,303

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
947	Novadaq Technologies, Inc., (Canada) (a)	12,749
817	Syneron Medical Ltd., (Israel) (a)	7,110
368	Tornier N.V., (Netherlands) (a)	6,433
2,362	Unilife Corp. (a)	7,487

		52,011

	Health Care Providers & Services — 4.6%
453	Acadia Healthcare Co., Inc. (a)	14,989
513	Emeritus Corp. (a)	11,896
245	Health Net, Inc. (a)	7,793
153	WellCare Health Plans, Inc. (a)	8,494

		43,172

	Health Care Technology — 0.4%
301	Vocera Communications, Inc. (a)	4,420

	Life Sciences Tools & Services — 1.8%
501	Bruker Corp. (a)	8,089
494	Fluidigm Corp. (a)	8,620

		16,709

	Pharmaceuticals — 2.1%
639	Nektar Therapeutics (a)	7,384
342	Sagent Pharmaceuticals, Inc. (a)	7,184
172	ViroPharma, Inc. (a)	4,940

		19,508

	Total Health Care	209,218

	Industrials — 20.9%
	Aerospace & Defense — 2.3%
197	HEICO Corp.	9,924
320	Hexcel Corp. (a)	10,896

		20,820

	Airlines — 1.0%
297	Spirit Airlines, Inc. (a)	9,432

	Building Products — 3.8%
165	Armstrong World Industries, Inc. (a)	7,885
276	Fortune Brands Home & Security, Inc.	10,708
217	Ply Gem Holdings, Inc. (a)	4,347
257	Trex Co., Inc. (a)	12,198

		35,138

	Electrical Equipment — 2.3%
163	Acuity Brands, Inc.	12,302
253	Generac Holdings, Inc.	9,379

		21,681

	Industrial Conglomerates — 1.1%
160	Carlisle Cos., Inc.	9,995

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
193	Graco, Inc.	12,212
83	Middleby Corp. (a)	14,101

		26,313

	Marine — 0.9%
108	Kirby Corp. (a)	8,622

	Road & Rail — 2.5%
616	Marten Transport Ltd.	9,648
335	Old Dominion Freight Line, Inc. (a)	13,922

		23,570

	Trading Companies & Distributors — 4.2%
87	DXP Enterprises, Inc. (a)	5,781
123	MSC Industrial Direct Co., Inc., Class A	9,520
462	Rush Enterprises, Inc., Class A (a)	11,424
143	Watsco, Inc.	12,015

		38,740

	Total Industrials	194,311

	Information Technology — 25.6%
	Communications Equipment — 3.2%
450	Aruba Networks, Inc. (a)	6,915
1,046	Infinera Corp. (a)	11,161
102	Palo Alto Networks, Inc. (a)	4,284
559	Ruckus Wireless, Inc. (a)	7,154

		29,514

	Computers & Peripherals — 0.4%
281	Fusion-io, Inc. (a)	3,998

	Internet Software & Services — 7.3%
296	Cornerstone OnDemand, Inc. (a)	12,827
42	CoStar Group, Inc. (a)	5,357
351	Dealertrack Technologies, Inc. (a)	12,427
211	Demandware, Inc. (a)	8,961
466	Envestnet, Inc. (a)	11,451
94	OpenTable, Inc. (a)	6,037
347	Trulia, Inc. (a)	10,779

		67,839

	IT Services — 0.8%
760	ServiceSource International, Inc. (a)	7,084

	Semiconductors & Semiconductor Equipment — 3.3%
312	Cavium, Inc. (a)	11,028
145	Hittite Microwave Corp. (a)	8,390
732	Inphi Corp. (a)	8,047
198	Teradyne, Inc. (a)	3,481

		30,946

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 10.6%
287	BroadSoft, Inc. (a)	7,907
74	CommVault Systems, Inc. (a)	5,616
494	Cyan, Inc. (a)	5,164
257	Fortinet, Inc. (a)	4,501
129	Gigamon, Inc. (a)	3,552
139	Guidewire Software, Inc. (a)	5,841
215	Imperva, Inc. (a)	9,670
381	Infoblox, Inc. (a)	11,145
353	Model N, Inc. (a)	8,239
68	NetSuite, Inc. (a)	6,280
313	Rally Software Development Corp., Class C (a)	7,759
108	SolarWinds, Inc. (a)	4,199
137	Sourcefire, Inc. (a)	7,594
199	Splunk, Inc. (a)	9,230
46	Tableau Software, Inc., Class A (a)	2,572

		99,269

	Total Information Technology	238,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.6%
	Wireless Telecommunication Services — 0.6%
924	Boingo Wireless, Inc. (a)	5,739

	Total Common Stocks (Cost $698,401)	915,045

Short-Term Investment — 1.5%
	Investment Company — 1.5%
14,084	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $14,084)	14,084

	Total Investments — 99.7% (Cost $712,485)	929,129
	Other Assets in Excess of Liabilities — 0.3%	2,789

	NET ASSETS — 100.0%	$931,918

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 11.5%
	Auto Components — 0.5%
17	Cooper Tire & Rubber Co.	564
48	Dana Holding Corp.	917
19	Stoneridge, Inc. (a)	222
141	Superior Industries International, Inc.	2,418

		4,121

	Diversified Consumer Services — 1.0%
384	Corinthian Colleges, Inc. (a)	861
149	Lincoln Educational Services Corp.	785
268	Regis Corp.	4,397
241	Stewart Enterprises, Inc., Class A	3,156

		9,199

	Hotels, Restaurants & Leisure — 1.7%
11	Biglari Holdings, Inc. (a)	4,637
36	Einstein Noah Restaurant Group, Inc.	504
167	Isle of Capri Casinos, Inc. (a)	1,249
25	Multimedia Games Holding Co., Inc. (a)	644
27	Red Robin Gourmet Burgers, Inc. (a)	1,512
167	Ruth’s Hospitality Group, Inc.	2,012
21	Scientific Games Corp., Class A (a)	231
124	SeaWorld Entertainment, Inc.	4,345
15	Town Sports International Holdings, Inc.	161

		15,295

	Household Durables — 1.5%
133	American Greetings Corp., Class A	2,423
94	Blyth, Inc.	1,311
53	CSS Industries, Inc.	1,316
86	Leggett & Platt, Inc.	2,667
1	Lifetime Brands, Inc.	10
21	NACCO Industries, Inc., Class A	1,203
158	Taylor Morrison Home Corp., Class A (a)	3,849
41	William Lyon Homes, Class A (a)	1,044

		13,823

	Internet & Catalog Retail — 0.3%
289	Orbitz Worldwide, Inc. (a)	2,320

	Leisure Equipment & Products — 0.2%
150	JAKKS Pacific, Inc.	1,686

	Media — 2.1%
148	Digital Generation, Inc. (a)	1,090
150	Entercom Communications Corp., Class A (a)	1,420
210	Journal Communications, Inc., Class A (a)	1,570
292	LIN TV Corp., Class A (a)	4,466
214	McClatchy Co. (The), Class A (a)	488
28	Nexstar Broadcasting Group, Inc., Class A	996

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
5	Saga Communications, Inc., Class A	250
66	Scholastic Corp.	1,939
163	Sinclair Broadcast Group, Inc., Class A	4,776
65	Valassis Communications, Inc.	1,598

		18,593

	Multiline Retail — 1.1%
219	Bon-Ton Stores, Inc. (The)	3,955
76	Dillard’s, Inc., Class A	6,238

		10,193

	Specialty Retail — 1.9%
109	Brown Shoe Co., Inc.	2,356
17	Children’s Place Retail Stores, Inc. (The) (a)	909
14	Conn’s, Inc. (a)	709
50	hhgregg, Inc. (a)	805
104	New York & Co., Inc. (a)	663
1,047	Office Depot, Inc. (a)	4,052
512	OfficeMax, Inc.	5,240
97	Stein Mart, Inc.	1,320
263	Wet Seal, Inc. (The), Class A (a)	1,236

		17,290

	Textiles, Apparel & Luxury Goods — 1.2%
71	Cherokee, Inc.	901
160	Iconix Brand Group, Inc. (a)	4,705
140	Jones Group, Inc. (The)	1,919
51	Perry Ellis International, Inc.	1,032
98	Unifi, Inc. (a)	2,028

		10,585

	Total Consumer Discretionary	103,105

	Consumer Staples — 3.6%
	Food & Staples Retailing — 1.7%
29	Fairway Group Holdings Corp. (a)	711
9	Nash Finch Co.	192
5	Pantry, Inc. (The) (a)	66
3,759	Rite Aid Corp. (a)	10,752
25	Roundy’s, Inc.	212
52	Spartan Stores, Inc.	953
413	SUPERVALU, Inc. (a)	2,569

		15,455

	Food Products — 0.3%
15	Farmer Bros Co. (a)	207
2	John B Sanfilippo & Son, Inc.	41
93	Pinnacle Foods, Inc.	2,236
13	Seneca Foods Corp., Class A (a)	396

		2,880

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Household Products — 0.5%
596	Central Garden & Pet Co., Class A (a)	4,110

	Tobacco — 1.1%
119	Alliance One International, Inc. (a) (m)	453
160	Universal Corp.	9,262

		9,715

	Total Consumer Staples	32,160

	Energy — 5.4%
	Energy Equipment & Services — 2.7%
531	Cal Dive International, Inc. (a)	998
41	Dawson Geophysical Co. (a)	1,526
150	Exterran Holdings, Inc. (a)	4,204
15	Global Geophysical Services, Inc. (a)	73
452	Helix Energy Solutions Group, Inc. (a)	10,416
463	Hercules Offshore, Inc. (a)	3,259
30	Key Energy Services, Inc. (a)	179
40	Natural Gas Services Group, Inc. (a)	942
189	Parker Drilling Co. (a)	942
39	Pioneer Energy Services Corp. (a)	259
21	SEACOR Holdings, Inc.	1,760
19	Tesco Corp. (a)	255

		24,813

	Oil, Gas & Consumable Fuels — 2.7%
29	Alon USA Energy, Inc. (m)	419
325	Alpha Natural Resources, Inc. (a)	1,705
198	Arch Coal, Inc.	750
5	Delek U.S. Holdings, Inc.	135
174	EPL Oil & Gas, Inc. (a)	5,115
11	Equal Energy Ltd., (Canada)	43
547	Forest Oil Corp. (a)	2,239
33	Frontline Ltd., (Bermuda) (a)	58
28	Green Plains Renewable Energy, Inc. (a)	378
14	Knightsbridge Tankers Ltd., (Bermuda)	102
10	Panhandle Oil and Gas, Inc., Class A	276
448	Penn Virginia Corp. (a)	2,107
338	PetroQuest Energy, Inc. (a)	1,337
22	REX American Resources Corp. (a)	635
101	Stone Energy Corp. (a)	2,229
169	W&T Offshore, Inc.	2,414
143	Western Refining, Inc.	4,000
1	Westmoreland Coal Co. (a)	11

		23,953

	Total Energy	48,766

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 34.6%
	Capital Markets — 1.4%
136	Apollo Investment Corp.	1,053
63	Arlington Asset Investment Corp., Class A	1,690
11	Artisan Partners Asset Management, Inc. (a)	539
53	Cowen Group, Inc., Class A (a)	155
21	GAMCO Investors, Inc., Class A	1,169
130	Gladstone Capital Corp.	1,059
223	Investment Technology Group, Inc. (a)	3,112
41	Janus Capital Group, Inc.	348
226	MCG Capital Corp.	1,176
37	MVC Capital, Inc.	460
60	NGP Capital Resources Co.	370
34	Oppenheimer Holdings, Inc., Class A	647
29	Piper Jaffray Cos. (a)	923

		12,701

	Commercial Banks — 12.8%
60	1st Source Corp.	1,428
5	1st United Bancorp, Inc.	30
2	American National Bankshares, Inc.	48
45	BancFirst Corp.	2,095
229	BancorpSouth, Inc.	4,050
100	Bank of Hawaii Corp.	5,047
38	Banner Corp.	1,274
82	BBCN Bancorp, Inc.	1,169
1	Bridge Capital Holdings (a)	13
15	Cascade Bancorp (a)	94
126	Cathay General Bancorp	2,572
13	Center Bancorp, Inc.	164
137	Central Pacific Financial Corp. (a)	2,464
5	Century Bancorp, Inc., Class A	168
44	Chemical Financial Corp.	1,154
12	Citizens & Northern Corp.	226
108	City Holding Co.	4,191
60	CoBiz Financial, Inc.	497
34	Columbia Banking System, Inc.	801
83	Community Bank System, Inc.	2,564
68	Community Trust Bancorp, Inc.	2,426
23	Cullen/Frost Bankers, Inc.	1,509
43	Financial Institutions, Inc.	788
19	First Bancorp	261
33	First BanCorp, (Puerto Rico) (a)	235
133	First Busey Corp.	599
5	First Citizens BancShares, Inc., Class A	941
812	First Commonwealth Financial Corp.	5,984
27	First Community Bancshares, Inc.	422

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
126	First Financial Bancorp	1,876
23	First Financial Bankshares, Inc.	1,286
71	First Interstate Bancsystem, Inc.	1,474
28	First Merchants Corp.	477
271	FirstMerit Corp.	5,419
285	FNB Corp.	3,443
1	Fulton Financial Corp.	14
34	Glacier Bancorp, Inc.	763
22	Great Southern Bancorp, Inc.	604
3	Guaranty Bancorp	35
52	Hancock Holding Co.	1,552
34	Heartland Financial USA, Inc.	921
32	Hudson Valley Holding Corp.	542
36	Lakeland Bancorp, Inc.	376
17	Lakeland Financial Corp.	472
172	MainSource Financial Group, Inc.	2,311
73	MB Financial, Inc.	1,967
36	Metro Bancorp, Inc. (a)	727
35	MetroCorp Bancshares, Inc.	345
345	OFG Bancorp, (Puerto Rico)	6,244
23	OmniAmerican Bancorp, Inc. (a)	504
29	Pacific Continental Corp.	341
96	PacWest Bancorp	2,927
5	Preferred Bank (a)	88
2	Republic Bancorp, Inc., Class A	34
13	S&T Bancorp, Inc.	263
3	S.Y. Bancorp, Inc.	74
19	Seacoast Banking Corp of Florida (a)	41
11	Sierra Bancorp	155
33	Simmons First National Corp., Class A	864
8	Southside Bancshares, Inc.	196
153	Southwest Bancorp, Inc. (a)	2,018
22	StellarOne Corp.	426
127	Sterling Financial Corp.	3,020
11	Suffolk Bancorp (a)	173
239	Susquehanna Bancshares, Inc.	3,074
34	SVB Financial Group (a)	2,866
270	TCF Financial Corp.	3,829
24	Tompkins Financial Corp.	1,098
53	Tristate Capital Holdings, Inc. (a)	730
88	Trustmark Corp.	2,165
115	UMB Financial Corp.	6,374
45	Umpqua Holdings Corp.	678
115	Union First Market Bankshares Corp.	2,369
2	Univest Corp of Pennsylvania	47
38	Valley National Bancorp	356

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
23	Washington Trust Bancorp, Inc.	662
69	Webster Financial Corp.	1,759
12	West Bancorporation, Inc.	136
47	Westamerica Bancorporation	2,140
252	Wilshire Bancorp, Inc.	1,668

		115,137

	Consumer Finance — 1.4%
170	DFC Global Corp. (a)	2,344
21	Green Dot Corp., Class A (a)	414
67	Nelnet, Inc., Class A	2,429
90	World Acceptance Corp. (a)	7,816

		13,003

	Diversified Financial Services — 0.6%
76	Marlin Business Services Corp.	1,734
172	PHH Corp. (a)	3,513
22	Resource America, Inc., Class A	184

		5,431

	Insurance — 5.0%
407	American Equity Investment Life Holding Co. (m)	6,393
28	American Safety Insurance Holdings Ltd., (Bermuda) (a)	799
36	Arch Capital Group Ltd., (Bermuda) (a)	1,842
64	Argo Group International Holdings Ltd., (Bermuda)	2,716
460	CNO Financial Group, Inc.	5,958
7	Global Indemnity plc, (Ireland) (a)	167
45	Hallmark Financial Services (a)	409
192	Horace Mann Educators Corp.	4,676
62	Meadowbrook Insurance Group, Inc.	496
126	Platinum Underwriters Holdings Ltd., (Bermuda)	7,233
66	Primerica, Inc.	2,482
117	ProAssurance Corp.	6,108
39	StanCorp Financial Group, Inc.	1,932
13	Stewart Information Services Corp.	343
193	Symetra Financial Corp.	3,091

		44,645

	Real Estate Investment Trusts (REITs) — 11.7%
1,452	Anworth Mortgage Asset Corp.	8,133
120	Apartment Investment & Management Co., Class A	3,614
400	Ashford Hospitality Trust, Inc.	4,585
663	Capstead Mortgage Corp.	8,026
256	CBL & Associates Properties, Inc.	5,490
24	Colonial Properties Trust	591
204	Coresite Realty Corp.	6,489

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
336	CubeSmart	5,369
318	CYS Investments, Inc.	2,927
1,166	DCT Industrial Trust, Inc.	8,340
194	DiamondRock Hospitality Co.	1,813
46	EPR Properties	2,307
434	FelCor Lodging Trust, Inc. (a)	2,564
77	First Industrial Realty Trust, Inc.	1,168
38	First Potomac Realty Trust (m)	491
50	Getty Realty Corp.	1,039
40	Home Properties, Inc.	2,628
97	Hospitality Properties Trust	2,557
49	LaSalle Hotel Properties	1,198
166	Lexington Realty Trust	1,936
60	LTC Properties, Inc.	2,355
86	Mission West Properties, Inc. (a) (i)	—
92	Parkway Properties, Inc.	1,545
140	Pennsylvania Real Estate Investment Trust	2,634
186	Potlatch Corp.	7,526
22	PS Business Parks, Inc.	1,573
595	RAIT Financial Trust	4,477
479	Redwood Trust, Inc.	8,146
46	Strategic Hotels & Resorts, Inc. (a)	408
264	Sunstone Hotel Investors, Inc. (a)	3,193
8	Taubman Centers, Inc.	624
36	Washington Real Estate Investment Trust	962

		104,708

	Real Estate Management & Development — 0.3%
16	Alexander & Baldwin, Inc. (a) (m)	620
94	Forestar Group, Inc. (a)	1,880

		2,500

	Thrifts & Mortgage Finance — 1.4%
15	BankFinancial Corp.	127
60	Beneficial Mutual Bancorp, Inc. (a)	500
7	Charter Financial Corp.	69
18	ESB Financial Corp.	223
3	Fox Chase Bancorp, Inc.	50
5	Kearny Financial Corp. (a)	57
34	OceanFirst Financial Corp.	530
212	Ocwen Financial Corp. (a)	8,726
15	PennyMac Financial Services, Inc., Class A (a)	313
59	Rockville Financial, Inc.	774
13	Westfield Financial, Inc.	90
16	WSFS Financial Corp.	823

		12,282

	Total Financials	310,407

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care — 4.3%
		Biotechnology — 1.5%
17		Achillion Pharmaceuticals, Inc. (a) (m)	141
51		Clovis Oncology, Inc. (a)	3,443
28		Durata Therapeutics, Inc. (a)	202
40		Esperion Therapeutics, Inc. (a)	558
162		Insmed, Inc. (a)	1,939
68		InterMune, Inc. (a)	651
339		Lexicon Pharmaceuticals, Inc. (a)	736
2		MiMedx Group, Inc. (a)	13
828		Oncothyreon, Inc. (a)	1,292
374		PDL BioPharma, Inc.	2,887
85		Receptos, Inc. (a)	1,697
—	(h)	Stemline Therapeutics, Inc. (a)	10

			13,569

		Health Care Equipment & Supplies — 0.9%
54		Greatbatch, Inc. (a)	1,761
21		Medical Action Industries, Inc. (a)	160
91		NuVasive, Inc. (a)	2,263
10		Orthofix International N.V., (Netherlands) (a)	258
134		SurModics, Inc. (a)	2,687
95		Symmetry Medical, Inc. (a)	799

			7,928

		Health Care Providers & Services — 1.5%
130		Amedisys, Inc. (a) (m)	1,506
41		Gentiva Health Services, Inc. (a)	407
58		HealthSouth Corp. (a)	1,673
48		Magellan Health Services, Inc. (a)	2,709
102		Molina Healthcare, Inc. (a)	3,800
27		Providence Service Corp. (The) (a)	783
213		Skilled Healthcare Group, Inc., Class A (a)	1,423
55		Triple-S Management Corp., (Puerto Rico), Class B (a)	1,170

			13,471

		Health Care Technology — 0.1%
66		MedAssets, Inc. (a)	1,169

		Life Sciences Tools & Services — 0.1%
129		NanoString Technologies, Inc. (a)	1,034

		Pharmaceuticals — 0.2%
12		Cornerstone Therapeutics, Inc. (a)	99
43		ViroPharma, Inc. (a)	1,221

			1,320

		Total Health Care	38,491

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrials — 14.0%
	Aerospace & Defense — 0.7%
27	AAR Corp. (m)	601
5	API Technologies Corp. (a) (m)	15
26	Engility Holdings, Inc. (a)	730
337	GenCorp, Inc. (a)	5,475

		6,821

	Airlines — 1.3%
25	Alaska Air Group, Inc. (a) (m)	1,290
556	Republic Airways Holdings, Inc. (a)	6,301
197	SkyWest, Inc.	2,666
73	U.S. Airways Group, Inc. (a)	1,195

		11,452

	Building Products — 1.0%
193	Gibraltar Industries, Inc. (a)	2,811
149	NCI Building Systems, Inc. (a)	2,278
270	PGT, Inc. (a)	2,344
28	Ply Gem Holdings, Inc. (a)	564
22	Trex Co., Inc. (a)	1,035

		9,032

	Commercial Services & Supplies — 3.2%
11	ABM Industries, Inc. (m)	259
283	ARC Document Solutions, Inc. (a) (m)	1,133
1,150	Cenveo, Inc. (a)	2,449
66	Consolidated Graphics, Inc. (a)	3,103
24	Courier Corp.	348
67	G&K Services, Inc., Class A	3,189
72	HNI Corp.	2,597
307	Quad/Graphics, Inc.	7,407
154	Steelcase, Inc., Class A	2,240
186	United Stationers, Inc.	6,224

		28,949

	Construction & Engineering — 1.3%
93	Argan, Inc.	1,448
86	Comfort Systems USA, Inc.	1,279
187	EMCOR Group, Inc.	7,602
53	Michael Baker Corp.	1,446
27	Orion Marine Group, Inc. (a)	329

		12,104

	Electrical Equipment — 0.3%
144	LSI Industries, Inc.	1,163
28	Powell Industries, Inc. (a)	1,463

		2,626

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.2%
58	AGCO Corp. (m)	2,916
3	Ampco-Pittsburgh Corp.	65
174	Briggs & Stratton Corp.	3,439
182	Douglas Dynamics, Inc.	2,366
122	Federal Signal Corp. (a)	1,068
251	FreightCar America, Inc.	4,265
64	Global Brass & Copper Holdings, Inc. (a)	846
45	Hurco Cos., Inc.	1,286
42	Hyster-Yale Materials Handling, Inc.	2,644
79	Kadant, Inc.	2,380
12	Kaydon Corp.	332
4	Lydall, Inc. (a)	65
42	Mueller Industries, Inc.	2,138
180	Mueller Water Products, Inc., Class A	1,242
55	Standex International Corp.	2,885
13	Watts Water Technologies, Inc., Class A	576

		28,513

	Marine — 0.1%
36	International Shipholding Corp.	833

	Professional Services — 0.8%
129	Barrett Business Services, Inc.	6,753
1	CDI Corp.	18
9	VSE Corp.	374

		7,145

	Road & Rail — 1.1%
3	AMERCO (m)	437
69	Arkansas Best Corp.	1,572
30	Celadon Group, Inc.	555
24	Heartland Express, Inc.	336
229	Saia, Inc. (a)	6,858

		9,758

	Trading Companies & Distributors — 1.0%
101	Aircastle Ltd.	1,617
151	Applied Industrial Technologies, Inc.	7,319

		8,936

	Total Industrials	126,169

	Information Technology — 12.8%
	Communications Equipment — 2.0%
324	ARRIS Group, Inc. (a)	4,642
245	Aviat Networks, Inc. (a)	641
43	Bel Fuse, Inc., Class B	579
66	Black Box Corp.	1,666
51	Calix, Inc. (a)	513

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
280	Comtech Telecommunications Corp.	7,529
21	Oplink Communications, Inc. (a)	360
139	Symmetricom, Inc. (a)	626
830	Tellabs, Inc.	1,643

		18,199

	Computers & Peripherals — 0.7%
221	Avid Technology, Inc. (a)	1,300
1	Hutchinson Technology, Inc. (a)	4
247	QLogic Corp. (a)	2,365
344	STEC, Inc. (a)	2,315

		5,984

	Electronic Equipment, Instruments & Components — 2.7%
240	Aeroflex Holding Corp. (a) (m)	1,897
62	Agilysys, Inc. (a) (m)	699
11	Anixter International, Inc. (a)	804
31	Audience, Inc. (a)	409
141	Checkpoint Systems, Inc. (a)	1,999
67	Cognex Corp.	3,025
59	Coherent, Inc.	3,233
42	Electro Scientific Industries, Inc.	451
95	Newport Corp. (a)	1,323
64	Park Electrochemical Corp.	1,537
423	Power-One, Inc. (a)	2,675
17	RealD, Inc. (a)	231
35	Richardson Electronics Ltd.	414
49	Tech Data Corp. (a)	2,284
235	TTM Technologies, Inc. (a)	1,974
87	Vishay Intertechnology, Inc. (a)	1,201

		24,156

	Internet Software & Services — 1.7%
170	Digital River, Inc. (a)	3,191
54	Gogo, Inc. (a)	760
384	IntraLinks Holdings, Inc. (a)	2,785
11	Marketo, Inc. (a)	261
53	Monster Worldwide, Inc. (a)	259
89	QuinStreet, Inc. (a)	770
13	Textura Corp. (a)	338
343	Tremor Video, Inc. (a)	3,091
89	WebMD Health Corp. (a)	2,608
64	XO Group, Inc. (a)	716
11	Xoom Corp. (a)	243

		15,022

	IT Services — 1.8%
21	Blackhawk Network Holdings, Inc. (a)	476

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
55	CACI International, Inc., Class A (a)	3,517
108	Convergys Corp.	1,884
147	CSG Systems International, Inc. (a)	3,181
74	Euronet Worldwide, Inc. (a)	2,367
21	EVERTEC, Inc., (Puerto Rico) (a)	464
193	Global Cash Access Holdings, Inc. (a)	1,206
86	Unisys Corp. (a)	1,903
49	Vantiv, Inc., Class A (a)	1,355

		16,353

	Semiconductors & Semiconductor Equipment — 2.8%
407	Advanced Energy Industries, Inc. (a) (m)	7,084
130	Amkor Technology, Inc. (a)	547
57	Brooks Automation, Inc.	558
151	DSP Group, Inc. (a)	1,252
51	Entropic Communications, Inc. (a)	216
63	First Solar, Inc. (a)	2,818
43	GSI Technology, Inc. (a)	271
36	GT Advanced Technologies, Inc. (a)	148
48	Integrated Device Technology, Inc. (a)	384
13	Intermolecular, Inc. (a)	91
40	IXYS Corp.	446
389	LTX-Credence Corp. (a)	2,327
48	Pericom Semiconductor Corp. (a)	341
187	Photronics, Inc. (a)	1,505
52	Rudolph Technologies, Inc. (a)	587
474	Spansion, Inc., Class A (a)	5,929
162	STR Holdings, Inc. (a)	368
28	Supertex, Inc.	662

		25,534

	Software — 1.1%
103	Aspen Technology, Inc. (a)	2,960
78	Cyan, Inc. (a)	814
39	Fair Isaac Corp.	1,792
29	Gigamon, Inc. (a)	799
17	Infoblox, Inc. (a)	489
29	Rosetta Stone, Inc. (a)	427
31	Tableau Software, Inc., Class A (a)	1,712
116	Telenav, Inc. (a)	605

		9,598

	Total Information Technology	114,846

	Materials — 4.9%
	Chemicals — 1.2%
19	Axiall Corp.	818
150	Minerals Technologies, Inc.	6,205

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
143	Tredegar Corp.	3,675

		10,698

	Construction Materials — 0.0% (g)
33	Headwaters, Inc. (a)	293

	Containers & Packaging — 0.5%
386	Graphic Packaging Holding Co. (a)	2,986
101	Myers Industries, Inc.	1,515

		4,501

	Metals & Mining — 1.6%
254	Coeur Mining, Inc. (a)	3,376
9	Olympic Steel, Inc.	217
24	Schnitzer Steel Industries, Inc., Class A	563
32	SunCoke Energy, Inc. (a)	448
21	Walter Energy, Inc.	219
300	Worthington Industries, Inc.	9,523

		14,346

	Paper & Forest Products — 1.6%
41	Buckeye Technologies, Inc.	1,530
39	Domtar Corp., (Canada)	2,567
42	Neenah Paper, Inc.	1,334
244	PH Glatfelter Co.	6,132
160	Resolute Forest Products, Inc., (Canada) (a)	2,104
11	Schweitzer-Mauduit International, Inc.	551

		14,218

	Total Materials	44,056

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.5%
5	Fairpoint Communications, Inc. (a)	39
281	magicJack VocalTec Ltd., (Israel) (a)	3,991
92	Neutral Tandem, Inc.	526
55	Vonage Holdings Corp. (a)	157

		4,713

	Wireless Telecommunication Services — 0.1%
110	Leap Wireless International, Inc. (a)	740
11	USA Mobility, Inc.	152

		892

	Total Telecommunication Services	5,605

	Utilities — 5.9%
	Electric Utilities — 2.4%
182	El Paso Electric Co.	6,419
87	PNM Resources, Inc.	1,932
318	Portland General Electric Co.	9,737

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
31	Unitil Corp.	907
62	UNS Energy Corp.	2,769

		21,764

	Gas Utilities — 1.7%
52	AGL Resources, Inc. (m)	2,228
12	Chesapeake Utilities Corp.	639
158	Laclede Group, Inc. (The)	7,192
2	New Jersey Resources Corp.	87
28	Piedmont Natural Gas Co., Inc.	941
92	Southwest Gas Corp.	4,309

		15,396

	Independent Power Producers & Energy Traders — 0.2%
95	Atlantic Power Corp.	373
60	NRG Energy, Inc.	1,606

		1,979

	Multi-Utilities — 1.4%
211	Avista Corp.	5,696
173	NorthWestern Corp.	6,910

		12,606

	Water Utilities — 0.2%
39	California Water Service Group	767
39	Consolidated Water Co., Ltd., (Cayman Islands)	442

		1,209

	Total Utilities	52,954

	Total Common Stocks (Cost $672,244)	876,559

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,955	U.S. Treasury Note, 0.250%, 11/30/13 (k) (m) (Cost $1,955)	1,956

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
13,786	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $13,786)	13,786

	Total Investments — 99.3% (Cost $687,985)	892,301
	Other Assets in Excess of Liabilities — 0.7%	6,181

	NET ASSETS — 100.0%	$898,482

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
194	E-mini Russell 2000	09/20/13	$18,909	$172

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 13.0%
	Auto Components — 0.6%
14	Cooper Tire & Rubber Co.	474
21	Dana Holding Corp.	397
20	Stoneridge, Inc. (a)	229

		1,100

	Diversified Consumer Services — 0.8%
18	Coinstar, Inc. (a)	1,027
6	Mac-Gray Corp.	84
13	Regis Corp.	218

		1,329

	Hotels, Restaurants & Leisure — 3.5%
19	Ameristar Casinos, Inc.	510
4	Biglari Holdings, Inc. (a)	1,477
7	CEC Entertainment, Inc.	304
3	Domino’s Pizza, Inc.	180
13	Interval Leisure Group, Inc.	265
2	MTR Gaming Group, Inc. (a)	6
13	Red Robin Gourmet Burgers, Inc. (a)	723
27	SeaWorld Entertainment, Inc.	958
5	Six Flags Entertainment Corp.	176
66	Sonic Corp. (a)	964
52	Town Sports International Holdings, Inc.	561

		6,124

	Household Durables — 1.8%
44	American Greetings Corp., Class A	796
11	Blyth, Inc.	157
11	CSS Industries, Inc.	279
15	Leggett & Platt, Inc.	460
19	Lifetime Brands, Inc.	258
2	NACCO Industries, Inc., Class A	126
34	Taylor Morrison Home Corp., Class A (a)	829
9	William Lyon Homes, Class A (a)	222

		3,127

	Internet & Catalog Retail — 0.7%
98	PetMed Express, Inc.	1,236

	Leisure Equipment & Products — 0.1%
8	Brunswick Corp.	249

	Media — 1.3%
13	Entercom Communications Corp., Class A (a)	119
51	Harte-Hanks, Inc.	439
19	Journal Communications, Inc., Class A (a)	145
14	Nexstar Broadcasting Group, Inc., Class A	507
29	Scholastic Corp.	843

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
6	Sinclair Broadcast Group, Inc., Class A	182

		2,235

	Multiline Retail — 1.2%
17	Bon-Ton Stores, Inc. (The)	312
17	Dillard’s, Inc., Class A	1,426
19	Saks, Inc. (a)	261

		1,999

	Specialty Retail — 2.1%
15	ANN, Inc. (a)	505
26	Brown Shoe Co., Inc.	562
1	Children’s Place Retail Stores, Inc. (The) (a)	66
23	Conn’s, Inc. (a)	1,191
3	Express, Inc. (a)	62
98	Office Depot, Inc. (a)	379
3	Rent-A-Center, Inc.	98
52	Stein Mart, Inc.	715
8	Trans World Entertainment Corp.	38

		3,616

	Textiles, Apparel & Luxury Goods — 0.9%
26	Iconix Brand Group, Inc. (a)	770
35	Jones Group, Inc. (The)	477
12	Unifi, Inc. (a)	240

		1,487

	Total Consumer Discretionary	22,502

	Consumer Staples — 4.6%
	Food & Staples Retailing — 1.9%
2	Arden Group, Inc., Class A	232
6	Fairway Group Holdings Corp. (a)	150
794	Rite Aid Corp. (a)	2,271
8	Roundy’s, Inc.	67
96	SUPERVALU, Inc. (a)	600

		3,320

	Food Products — 0.9%
13	B&G Foods, Inc.	439
21	Pinnacle Foods, Inc.	510
7	Sanderson Farms, Inc.	458
5	Seneca Foods Corp., Class A (a)	144

		1,551

	Personal Products — 0.8%
2	Herbalife Ltd., (Cayman Islands)	81
24	Prestige Brands Holdings, Inc. (a)	685
9	USANA Health Sciences, Inc. (a)	615

		1,381

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Tobacco — 1.0%
31		Universal Corp.	1,782

		Total Consumer Staples	8,034

		Energy — 5.2%
		Energy Equipment & Services — 2.3%
117		Cal Dive International, Inc. (a)	221
6		Dawson Geophysical Co. (a)	210
3		Dresser-Rand Group, Inc. (a)	168
2		Dril-Quip, Inc. (a)	180
43		Exterran Holdings, Inc. (a)	1,215
55		Helix Energy Solutions Group, Inc. (a)	1,274
13		ION Geophysical Corp. (a)	78
3		Parker Drilling Co. (a)	14
8		SEACOR Holdings, Inc.	648

			4,008

		Oil, Gas & Consumable Fuels — 2.9%
2		Clayton Williams Energy, Inc. (a)	96
3		Contango Oil & Gas Co.	91
4		CVR Energy, Inc.	171
34		Delek U.S. Holdings, Inc.	967
53		EPL Oil & Gas, Inc. (a)	1,556
23		Equal Energy Ltd., (Canada)	91
—	(h)	Isramco, Inc. (a)	30
31		PetroQuest Energy, Inc. (a)	123
4		REX American Resources Corp. (a)	125
17		Stone Energy Corp. (a)	381
3		Swift Energy Co. (a)	41
39		Vaalco Energy, Inc. (a)	222
56		W&T Offshore, Inc.	803
11		Western Refining, Inc.	300
2		Westmoreland Coal Co. (a)	18

			5,015

		Total Energy	9,023

		Financials — 20.7%
		Capital Markets — 1.0%
8		Arlington Asset Investment Corp., Class A	209
2		Artisan Partners Asset Management, Inc. (a)	105
4		FBR & Co. (a)	88
9		Federated Investors, Inc., Class B	252
68		Investment Technology Group, Inc. (a)	955
2		Janus Capital Group, Inc.	18

			1,627

		Commercial Banks — 6.2%
8		1st Source Corp.	185

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
16	BancFirst Corp.	722
37	BancorpSouth, Inc.	650
8	Banner Corp.	260
13	BBCN Bancorp, Inc.	186
14	Cathay General Bancorp	291
7	Central Pacific Financial Corp. (a)	130
5	Chemical Financial Corp.	138
2	Citizens & Northern Corp.	44
14	City Holding Co.	549
12	CoBiz Financial, Inc.	98
64	CVB Financial Corp.	751
103	First Commonwealth Financial Corp.	757
7	First Financial Bancorp	103
7	First Interstate Bancsystem, Inc.	147
4	First Merchants Corp.	72
25	FNB Corp.	297
8	Heartland Financial USA, Inc.	217
8	MainSource Financial Group, Inc.	113
7	MetroCorp Bancshares, Inc.	67
41	OFG Bancorp, (Puerto Rico)	743
5	OmniAmerican Bancorp, Inc. (a)	115
11	PacWest Bancorp	328
7	Sierra Bancorp	108
10	Simmons First National Corp., Class A	258
33	Southwest Bancorp, Inc. (a)	436
4	StellarOne Corp.	83
21	Suffolk Bancorp (a)	348
23	Susquehanna Bancshares, Inc.	298
4	SVB Financial Group (a)	325
37	TCF Financial Corp.	525
20	Tristate Capital Holdings, Inc. (a)	269
5	UMB Financial Corp.	289
10	Union First Market Bankshares Corp.	208
3	Webster Financial Corp.	80
11	West Bancorporation, Inc.	133
5	Westamerica Bancorporation	215
25	Wilshire Bancorp, Inc.	165

		10,703

	Consumer Finance — 1.7%
38	DFC Global Corp. (a)	525
16	Nelnet, Inc., Class A	588
4	Portfolio Recovery Associates, Inc. (a)	599
15	World Acceptance Corp. (a)	1,296

		3,008

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.3%
17	Marlin Business Services Corp.	376
10	PHH Corp. (a)	200

		576

	Insurance — 2.6%
47	American Equity Investment Life Holding Co.	738
4	Aspen Insurance Holdings Ltd., (Bermuda)	145
66	CNO Financial Group, Inc.	860
4	EMC Insurance Group, Inc.	92
4	Global Indemnity plc, (Ireland) (a)	87
13	Meadowbrook Insurance Group, Inc.	104
7	Navigators Group, Inc. (The) (a)	388
15	Platinum Underwriters Holdings Ltd., (Bermuda)	870
8	Primerica, Inc.	314
14	ProAssurance Corp.	704
5	Stewart Information Services Corp.	128

		4,430

	Real Estate Investment Trusts (REITs) — 7.7%
66	Anworth Mortgage Asset Corp.	370
7	Ashford Hospitality Trust, Inc.	79
3	Associated Estates Realty Corp.	43
8	BioMed Realty Trust, Inc.	158
75	Capstead Mortgage Corp.	910
18	CBL & Associates Properties, Inc.	375
52	Coresite Realty Corp.	1,651
5	Cousins Properties, Inc.	48
24	CYS Investments, Inc.	216
36	DCT Industrial Trust, Inc.	260
19	DiamondRock Hospitality Co.	178
8	EastGroup Properties, Inc.	433
11	EPR Properties	543
3	Equity Lifestyle Properties, Inc.	204
8	FelCor Lodging Trust, Inc. (a)	50
6	First Industrial Realty Trust, Inc.	93
16	Franklin Street Properties Corp.	211
9	Home Properties, Inc.	595
17	Hospitality Properties Trust	455
6	Lexington Realty Trust	70
29	LTC Properties, Inc.	1,121
6	Mission West Properties, Inc. (a) (i)	—
6	National Retail Properties, Inc.	203
6	Omega Healthcare Investors, Inc.	177
18	Pennsylvania Real Estate Investment Trust	344
9	Post Properties, Inc.	440
33	Potlatch Corp.	1,335
2	PS Business Parks, Inc.	166

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
43	RAIT Financial Trust	321
33	Ramco-Gershenson Properties Trust	512
50	Redwood Trust, Inc.	845
7	Saul Centers, Inc.	311
22	Strategic Hotels & Resorts, Inc. (a)	197
5	Taubman Centers, Inc.	391

		13,305

	Real Estate Management & Development — 0.1%
6	Alexander & Baldwin, Inc. (a) (m)	238

	Thrifts & Mortgage Finance — 1.1%
5	Astoria Financial Corp.	50
3	BankFinancial Corp.	23
11	Beneficial Mutual Bancorp, Inc. (a)	94
3	Capitol Federal Financial, Inc.	33
2	Nationstar Mortgage Holdings, Inc. (a)	90
12	OceanFirst Financial Corp.	183
31	Ocwen Financial Corp. (a)	1,261
4	PennyMac Financial Services, Inc., Class A (a)	89

		1,823

	Total Financials	35,710

	Health Care — 11.8%
	Biotechnology — 2.6%
50	Achillion Pharmaceuticals, Inc. (a) (m)	408
6	Alkermes plc, (Ireland) (a)	178
84	Amicus Therapeutics, Inc. (a)	196
5	ArQule, Inc. (a)	11
4	Bluebird Bio, Inc. (a)	92
31	ChemoCentryx, Inc. (a)	437
17	Chimerix, Inc. (a)	400
1	Cytokinetics, Inc. (a)	8
28	Dynavax Technologies Corp. (a)	31
10	Esperion Therapeutics, Inc. (a)	138
46	Merrimack Pharmaceuticals, Inc. (a)	307
33	Neurocrine Biosciences, Inc. (a)	439
140	Oncothyreon, Inc. (a)	218
62	Orexigen Therapeutics, Inc. (a)	365
6	PTC Therapeutics, Inc. (a)	86
146	Threshold Pharmaceuticals, Inc. (a)	770
46	Trius Therapeutics, Inc. (a)	377

		4,461

	Health Care Equipment & Supplies — 2.3%
16	Accuray, Inc. (a) (m)	92
33	CONMED Corp.	1,015
4	Cyberonics, Inc. (a)	213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Health Care Equipment & Supplies — Continued
21		Greatbatch, Inc. (a)	679
36		Invacare Corp.	520
20		Medical Action Industries, Inc. (a)	150
11		NuVasive, Inc. (a)	278
4		Orthofix International N.V., (Netherlands) (a)	105
43		SurModics, Inc. (a)	858

			3,910

		Health Care Providers & Services — 2.1%
9		Addus HomeCare Corp. (a)	170
25		Amedisys, Inc. (a)	289
8		Centene Corp. (a)	414
16		Cross Country Healthcare, Inc. (a)	82
43		Gentiva Health Services, Inc. (a)	433
3		HealthSouth Corp. (a)	95
2		Magellan Health Services, Inc. (a)	118
23		Molina Healthcare, Inc. (a)	866
17		Owens & Minor, Inc.	562
12		Providence Service Corp. (The) (a)	352
28		Select Medical Holdings Corp.	229

			3,610

		Health Care Technology — 0.4%
44		MedAssets, Inc. (a)	783

		Life Sciences Tools & Services — 0.8%
19		Cambrex Corp. (a)	259
—	(h)	Mettler-Toledo International, Inc. (a)	60
26		NanoString Technologies, Inc. (a)	208
19		PAREXEL International Corp. (a)	882

			1,409

		Pharmaceuticals — 3.6%
20		Aratana Therapeutics, Inc. (a)	147
41		BioDelivery Sciences International, Inc. (a)	168
16		Cornerstone Therapeutics, Inc. (a)	126
3		Jazz Pharmaceuticals plc, (Ireland) (a)	179
44		Nektar Therapeutics (a)	502
14		Pacira Pharmaceuticals, Inc. (a)	403
52		Questcor Pharmaceuticals, Inc.	2,350
15		Repros Therapeutics, Inc. (a)	277
79		Sciclone Pharmaceuticals, Inc. (a)	394
3		Transcept Pharmaceuticals, Inc. (a)	10
58		ViroPharma, Inc. (a)	1,668

			6,224

		Total Health Care	20,397

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 15.8%
	Aerospace & Defense — 1.5%
10	AAR Corp. (m)	222
63	GenCorp, Inc. (a)	1,024
160	Taser International, Inc. (a)	1,362

		2,608

	Air Freight & Logistics — 0.1%
4	Park-Ohio Holdings Corp. (a)	132

	Airlines — 1.6%
16	Alaska Air Group, Inc. (a) (m)	842
154	Republic Airways Holdings, Inc. (a)	1,745
7	U.S. Airways Group, Inc. (a)	112

		2,699

	Building Products — 0.9%
5	A.O. Smith Corp.	171
52	Gibraltar Industries, Inc. (a)	753
4	Nortek, Inc. (a)	264
6	Ply Gem Holdings, Inc. (a)	114
5	Trex Co., Inc. (a)	247

		1,549

	Commercial Services & Supplies — 3.3%
142	ARC Document Solutions, Inc. (a) (m)	567
6	Consolidated Graphics, Inc. (a)	292
38	Courier Corp.	537
19	Deluxe Corp.	641
8	G&K Services, Inc., Class A	367
25	Intersections, Inc.	218
48	Quad/Graphics, Inc.	1,151
2	Standard Parking Corp. (a)	34
7	Steelcase, Inc., Class A	105
53	United Stationers, Inc.	1,765

		5,677

	Construction & Engineering — 1.4%
18	Argan, Inc.	277
37	EMCOR Group, Inc.	1,504
7	MasTec, Inc. (a)	214
6	Michael Baker Corp.	152
25	Orion Marine Group, Inc. (a)	300

		2,447

	Electrical Equipment — 0.7%
11	Acuity Brands, Inc. (m)	808
15	Coleman Cable, Inc.	263
5	SolarCity Corp. (a)	185

		1,256

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Machinery — 2.8%
5		Alamo Group, Inc. (m)	212
2		Ampco-Pittsburgh Corp.	45
29		Douglas Dynamics, Inc.	374
54		FreightCar America, Inc.	923
14		Global Brass & Copper Holdings, Inc. (a)	185
7		Hurco Cos., Inc.	201
4		Hyster-Yale Materials Handling, Inc.	232
16		Kadant, Inc.	483
17		Mueller Industries, Inc.	868
4		Nordson Corp.	298
13		Standex International Corp.	659
1		Watts Water Technologies, Inc., Class A	36
37		Xerium Technologies, Inc. (a)	375

			4,891

		Marine — 0.0% (g)
—	(h)	Rand Logistics, Inc. (a)	1

		Professional Services — 1.3%
36		Barrett Business Services, Inc.	1,892
8		VSE Corp.	337

			2,229

		Road & Rail — 1.7%
1		AMERCO	81
12		Arkansas Best Corp.	278
6		Avis Budget Group, Inc. (a)	172
5		Celadon Group, Inc.	95
8		Con-way, Inc.	300
18		Heartland Express, Inc.	244
45		Saia, Inc. (a)	1,358
22		Swift Transportation Co. (a)	367

			2,895

		Trading Companies & Distributors — 0.5%
18		Aircastle Ltd.	282
13		Applied Industrial Technologies, Inc.	604

			886

		Total Industrials	27,270

		Information Technology — 17.6%
		Communications Equipment — 3.3%
3		Alliance Fiber Optic Products, Inc.	64
61		ARRIS Group, Inc. (a)	877
30		Aviat Networks, Inc. (a)	79
65		Comtech Telecommunications Corp.	1,756
47		InterDigital, Inc.	2,107
1		Plantronics, Inc.	35

SHARES		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — Continued
48		Ubiquiti Networks, Inc.	843

			5,761

		Computers & Peripherals — 0.1%
11		Avid Technology, Inc. (a)	62
—	(h)	Hutchinson Technology, Inc. (a)	1
10		QLogic Corp. (a)	99

			162

		Electronic Equipment, Instruments & Components — 1.7%
31		Aeroflex Holding Corp. (a) (m)	242
8		Audience, Inc. (a)	106
35		Benchmark Electronics, Inc. (a)	704
13		Checkpoint Systems, Inc. (a)	179
17		Coherent, Inc.	909
25		Newport Corp. (a)	352
4		RealD, Inc. (a)	58
6		TTM Technologies, Inc. (a)	53
18		Vishay Intertechnology, Inc. (a)	244

			2,847

		Internet Software & Services — 3.2%
72		Digital River, Inc. (a)	1,348
10		Gogo, Inc. (a)	141
35		IntraLinks Holdings, Inc. (a)	256
4		Marketo, Inc. (a)	92
27		Millennial Media, Inc. (a)	239
204		Monster Worldwide, Inc. (a)	1,002
12		Move, Inc. (a)	150
30		QuinStreet, Inc. (a)	255
6		Textura Corp. (a)	161
116		Tremor Video, Inc. (a)	1,046
24		WebMD Health Corp. (a)	711
2		Xoom Corp. (a)	48

			5,449

		IT Services — 1.9%
5		Blackhawk Network Holdings, Inc. (a)	109
17		CACI International, Inc., Class A (a)	1,105
36		CSG Systems International, Inc. (a)	788
5		EVERTEC, Inc., (Puerto Rico) (a)	103
44		Hackett Group, Inc. (The)	226
11		Heartland Payment Systems, Inc.	402
8		Unisys Corp. (a)	170
9		Vantiv, Inc., Class A (a)	248
9		VeriFone Systems, Inc. (a)	149

			3,300

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 3.8%
103	Advanced Energy Industries, Inc. (a) (m)	1,799
12	DSP Group, Inc. (a)	101
11	First Solar, Inc. (a)	483
121	LSI Corp. (a)	866
38	Micrel, Inc.	378
40	Photronics, Inc. (a)	319
230	PLX Technology, Inc. (a)	1,093
40	RF Micro Devices, Inc. (a)	212
13	Rudolph Technologies, Inc. (a)	143
44	STR Holdings, Inc. (a)	100
8	SunPower Corp. (a)	162
89	TriQuint Semiconductor, Inc. (a)	614
57	Ultra Clean Holdings (a)	344

		6,614

	Software — 3.6%
37	Aspen Technology, Inc. (a)	1,065
20	Cyan, Inc. (a)	206
8	Fair Isaac Corp.	353
8	Gigamon, Inc. (a)	215
29	Manhattan Associates, Inc. (a)	2,230
23	Monotype Imaging Holdings, Inc.	574
24	Pegasystems, Inc.	788
7	Tableau Software, Inc., Class A (a)	399
31	Telenav, Inc. (a)	161
11	TIBCO Software, Inc. (a)	240

		6,231

	Total Information Technology	30,364

	Materials — 5.0%
	Chemicals — 1.7%
7	Axiall Corp.	292
46	Minerals Technologies, Inc.	1,897
11	OM Group, Inc. (a)	338
17	Tredegar Corp.	445

		2,972

	Construction Materials — 0.6%
107	Headwaters, Inc. (a)	947

	Containers & Packaging — 0.6%
106	Graphic Packaging Holding Co. (a)	820
19	Myers Industries, Inc.	291

		1,111

	Metals & Mining — 1.0%
15	Coeur Mining, Inc. (a)	203
46	Worthington Industries, Inc.	1,443

		1,646

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 1.1%
12	Buckeye Technologies, Inc.	452
4	Domtar Corp., (Canada)	259
33	PH Glatfelter Co.	815
32	Resolute Forest Products, Inc., (Canada) (a)	423

		1,949

	Total Materials	8,625

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.8%
21	Fairpoint Communications, Inc. (a)	171
79	magicJack VocalTec Ltd., (Israel) (a)	1,120
16	Neutral Tandem, Inc.	93

		1,384

	Wireless Telecommunication Services — 0.2%
35	NII Holdings, Inc. (a)	234
2	NTELOS Holdings Corp.	26

		260

	Total Telecommunication Services	1,644

	Utilities — 3.0%
	Electric Utilities — 1.3%
17	El Paso Electric Co.	607
15	PNM Resources, Inc.	328
31	Portland General Electric Co.	936
8	UNS Energy Corp.	345

		2,216

	Gas Utilities — 0.9%
7	AGL Resources, Inc. (m)	294
10	Laclede Group, Inc. (The)	466
11	Piedmont Natural Gas Co., Inc.	361
8	Southwest Gas Corp.	360

		1,481

	Multi-Utilities — 0.8%
36	NorthWestern Corp.	1,452

	Total Utilities	5,149

	Total Common Stocks (Cost $140,337)	168,718

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
165	U.S. Treasury Note, 0.250%, 11/30/13 (k) (Cost $165)	165

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.6%
	Investment Company — 2.6%
4,514	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $4,514)	4,514

	Total Investments — 100.4% (Cost $145,016)	173,397
	Liabilities in Excess of Other Assets — (0.4)%	(688)

	NET ASSETS — 100.0%	$172,709

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
32	E-mini Russell 2000	09/20/13	$3,119	$30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$506,453		$506,768		$2,620,155
Investments in affiliates, at value	9,373		13,324		43,071

Total investment securities, at value	515,826		520,092		2,663,226
Receivables:
Investment securities sold	6,404		14,656		43,991
Fund shares sold	1,886		515		4,563
Interest and dividends from non-affiliates	245		899		3,213
Dividends from affiliates	—	(a)	—	(a)	416
Due from Advisor	—		38		—

Total Assets	524,361		536,200		2,715,409

LIABILITIES:
Payables:
Investment securities purchased	2,858		13,633		2,422
Fund shares redeemed	1,097		55		13,341
Variation margin on futures contracts	—		6		—
Accrued liabilities:
Investment advisory fees	272		—		1,403
Administration fees	35		—	(a)	—
Shareholder servicing fees	72		—		339
Distribution fees	50		—		173
Custodian and accounting fees	11		12		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2
Other	192		199		877

Total Liabilities	4,587		13,905		18,584

Net Assets	$519,774		$522,295		$2,696,825

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$397,434	$375,557	$1,736,687
Accumulated undistributed (distributions in excess of) net investment income	(1,915)	1,795	4,114
Accumulated net realized gains (losses)	15,156	2,816	65,184
Net unrealized appreciation (depreciation)	109,099	142,127	890,840

Total Net Assets	$519,774	$522,295	$2,696,825

Net Assets:
Class A	$77,408	$—	$696,784
Class B	793	—	8,264
Class C	54,171	—	37,039
Class R2	—	—	4,909
Class R5	—	—	814,942
Select Class	387,402	522,295	1,134,887

Total	$519,774	$522,295	$2,696,825

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,351	—	17,446
Class B	39	—	249
Class C	2,675	—	1,120
Class R2	—	—	124
Class R5	—	—	18,432
Select Class	15,686	10,857	25,710

Net Asset Value (a):
Class A — Redemption price per share	$23.10	$—	$39.94
Class B — Offering price per share (b)	20.29	—	33.16
Class C — Offering price per share (b)	20.25	—	33.06
Class R2 — Offering and redemption price per share	—	—	39.52
Class R5 — Offering and redemption price per share	—	—	44.21
Select Class — Offering and redemption price per share	24.70	48.11	44.14
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.38	$—	$42.15

Cost of investments in non-affiliates	$397,354	$364,843	$1,729,315
Cost of investments in affiliates	9,373	13,324	43,071

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$915,045		$878,515		$168,883
Investments in affiliates, at value	14,084		13,786		4,514

Total investment securities, at value	929,129		892,301		173,397
Cash	—		—		651
Deposits at broker for futures contracts	—		—		240
Receivables:
Investment securities sold	11,579		29,862		6,449
Fund shares sold	1,392		2,085		714
Interest and dividends from non-affiliates	442		2,330		168
Dividends from affiliates	1		1		—	(a)
Variation margin on futures contracts	—		5		—

Total Assets	942,543		926,584		181,619

LIABILITIES:
Payables:
Due to custodian	—	(a)	—		—
Dividends	—		473		—
Investment securities purchased	5,153		25,164		8,437
Fund shares redeemed	4,513		1,495		298
Variation margin on futures contracts	—		—		5
Accrued liabilities:
Investment advisory fees	456		491		65
Administration fees	—		20		—
Shareholder servicing fees	111		84		27
Distribution fees	80		101		15
Custodian and accounting fees	12		16		24
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	—	(a)
Other	298		258		39

Total Liabilities	10,625		28,102		8,910

Net Assets	$931,918		$898,482		$172,709

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$668,500	$708,364	$146,787
Accumulated undistributed (distributions in excess of) net investment income	(2,896)	(1,062)	255
Accumulated net realized gains (losses)	49,670	(13,308)	(2,744)
Net unrealized appreciation (depreciation)	216,644	204,488	28,411

Total Net Assets	$931,918	$898,482	$172,709

Net Assets:
Class A	$249,986	$332,177	$49,607
Class B	3,005	3,762	—
Class C	25,415	41,108	6,972
Class R2	26,561	15,500	1,744
Class R5	—	32,304	—
Class R6	248,415	207,613	17,232
Institutional Class	230,458	—	30,226
Select Class	148,078	266,018	66,928

Total	$931,918	$898,482	$172,709

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,228	13,975	3,768
Class B	290	180	—
Class C	2,339	1,983	540
Class R2	2,069	654	133
Class R5	—	1,300	—
Class R6	17,743	8,348	1,291
Institutional Class	16,504	—	2,265
Select Class	10,758	10,703	5,006

Net Asset Value (a):
Class A — Redemption price per share	$13.00	$23.77	$13.17
Class B — Offering price per share (b)	10.35	20.92	—
Class C — Offering price per share (b)	10.87	20.73	12.91
Class R2 — Offering and redemption price per share	12.84	23.67	13.09
Class R5 — Offering and redemption price per share	—	24.85	—
Class R6 — Offering and redemption price per share	14.00	24.87	13.35
Institutional Class — Offering and redemption price per share	13.96	—	13.35
Select Class — Offering and redemption price per share	13.77	24.86	13.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.72	$25.09	$13.90

Cost of investments in non-affiliates	$698,401	$674,199	$140,502
Cost of investments in affiliates	14,084	13,786	4,514

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Interest income from affiliates	1	—	—
Dividend income from non-affiliates	3,062	7,417	52,010
Dividend income from affiliates	7	9	63
Income from securities lending (net)	4	2	—

Total investment income	3,074	7,430	52,073

EXPENSES:
Investment advisory fees	2,627	2,957	16,431
Administration fees	344	387	2,154
Distribution fees:
Class A	173	—	1,591
Class B	7	—	70
Class C	381	—	268
Class R2	—	—	27
Shareholder servicing fees:
Class A	173	—	1,591
Class B	2	—	23
Class C	127	—	89
Class R2	—	—	14
Class R5	—	—	356
Select Class	708	1,137	2,820
Custodian and accounting fees	40	33	102
Interest expense to affiliates	1	—	—	(a)
Professional fees	49	46	71
Trustees’ and Chief Compliance Officer’s fees	2	5	29
Printing and mailing costs	94	50	242
Registration and filing fees	52	18	82
Transfer agent fees	598	783	3,295
Other	11	6	31

Total expenses	5,389	5,422	29,286

Less amounts waived	(281)	(1,697)	(3,288)
Less earnings credits	—	—	—	(a)
Less expense reimbursements	—	(103)	—

Net expenses	5,108	3,622	25,998

Net investment income (loss)	(2,034)	3,808	26,075

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	36,792	52,946	165,490
Futures	—	2,239	—

Net realized gain (loss)	36,792	55,185	165,490

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	65,852	57,804	335,447
Futures	—	(231)	—

Change in net unrealized appreciation/depreciation	65,852	57,573	335,447

Net realized/unrealized gains (losses)	102,644	112,758	500,937

Change in net assets resulting from operations	$100,610	$116,566	$527,012

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013 (continued)

(Amounts in thousands)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$4	$— (a)
Dividend income from non-affiliates	6,142	15,963	1,696
Dividend income from affiliates	12	18	3
Income from securities lending (net)	4	2	1

Total investment income	6,158	15,987	1,700

EXPENSES:
Investment advisory fees	5,377	4,731	627
Administration fees	705	619	89
Distribution fees:
Class A	577	611	55
Class B	24	29	—
Class C	178	253	26
Class R2	118	50	3
Shareholder servicing fees:
Class A	577	611	55
Class B	8	10	—
Class C	59	84	9
Class R2	59	25	1
Class R5	—	11	—
Institutional Class	223	—	14
Select Class	331	596	123
Custodian and accounting fees	50	75	71
Professional fees	54	54	48
Trustees’ and Chief Compliance Officer’s fees	1	7	1
Printing and mailing costs	83	88	15
Registration and filing fees	96	80	69
Transfer agent fees	1,234	822	67
Other	28	22	11

Total expenses	9,782	8,778	1,284

Less amounts waived	(1,447)	(820)	(215)

Net expenses	8,335	7,958	1,069

Net investment income (loss)	(2,177)	8,029	631

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	86,555	42,009	5,930
Futures	—	5,217	561

Net realized gain (loss)	86,555	47,226	6,491

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	124,133	126,152	18,070
Futures	—	(408)	(38)

Change in net unrealized appreciation/depreciation	124,133	125,744	18,032

Net realized/unrealized gains (losses)	210,688	172,970	24,523

Change in net assets resulting from operations	$208,511	$180,999	$25,154

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,034)	$(2,013)	$3,808	$2,544
Net realized gain (loss)	36,792	12,478	55,185	14,478
Change in net unrealized appreciation/depreciation	65,852	(36,437)	57,573	(37,850)

Change in net assets resulting from operations	100,610	(25,972)	116,566	(20,828)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(2,519)	—	—	—
Class B
From net realized gains	(39)	—	—	—
Class C
From net realized gains	(2,102)	—	—	—
Select Class
From net investment income	—	—	(4,488)	(2,078)
From net realized gains	(9,120)	—	—	—

Total distributions to shareholders	(13,780)	—	(4,488)	(2,078)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	96,943	(14,401)	3,627	(120,034)

NET ASSETS:
Change in net assets	183,773	(40,373)	115,705	(142,940)
Beginning of period	336,001	376,374	406,590	549,530

End of period	$519,774	$336,001	$522,295	$406,590

Accumulated undistributed (distributions in excess of) net investment income	$(1,915)	$(1,196)	$1,795	$2,422

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,075	$10,984	$(2,177)	$(1,885)
Net realized gain (loss)	165,490	126,071	86,555	33,713
Change in net unrealized appreciation/depreciation	335,447	(59,698)	124,133	(76,118)

Change in net assets resulting from operations	527,012	77,357	208,511	(44,290)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,332)	(1,784)	—	—
From net realized gains	(54,507)	(29,961)	(18,796)	(4,635)
Class B
From net investment income	(65)	—	—	—
From net realized gains	(953)	(645)	(333)	(107)
Class C
From net investment income	(285)	—	—	—
From net realized gains	(3,639)	(2,059)	(2,309)	(598)
Class R2
From net investment income	(40)	(6)	—	—
From net realized gains	(478)	(264)	(1,927)	(408)
Class R5
From net investment income	(8,958)	(4,589)	—	—
From net realized gains	(52,088)	(27,407)	—	—
Class R6
From net realized gains	—	—	(13,119)	(2,268)
Institutional Class
From net realized gains	—	—	(17,399)	(4,220)
Select Class
From net investment income	(12,603)	(5,722)	—	—
From net realized gains	(88,266)	(48,444)	(10,618)	(2,322)

Total distributions to shareholders	(228,214)	(120,881)	(64,501)	(14,558)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,004)	(39,038)	(33,612)	134,888

NET ASSETS:
Change in net assets	254,794	(82,562)	110,398	76,040
Beginning of period	2,442,031	2,524,593	821,520	745,480

End of period	$2,696,825	$2,442,031	$931,918	$821,520

Accumulated undistributed (distributions in excess of) net investment income	$4,114	$6,322	$(2,896)	$(1,501)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,029	$5,239	$631	$311
Net realized gain (loss)	47,226	8,625	6,491	(2,684)
Change in net unrealized appreciation/depreciation	125,744	(10,600)	18,032	(1,183)

Change in net assets resulting from operations	180,999	3,264	25,154	(3,556)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,867)	(1,662)	(99)	—
Class B
From net investment income	(26)	(19)	—	—
Class C
From net investment income	(269)	(136)	(11)	—
Class R2 (a)
From net investment income	(97)	(41)	— (b)	— (b)
Class R5
From net investment income	(323)	(157)	—	—
Class R6 (a)
From net investment income	(2,410)	(1,736)	(137)	— (b)
Institutional Class
From net investment income	—	—	(90)	(59)
Select Class
From net investment income	(2,935)	(2,049)	(295)	(108)

Total distributions to shareholders	(8,927)	(5,800)	(632)	(167)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	109,344	47,225	78,228	4,531

NET ASSETS:
Change in net assets	281,416	44,689	102,750	808
Beginning of period	617,066	572,377	69,959	69,151

End of period	$898,482	$617,066	$172,709	$69,959

Accumulated undistributed (distributions in excess of) net investment income	$(1,062)	$(638)	$255	$283

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,767	$41,460	$—	$—
Distributions reinvested	1,796	—	—	—
Cost of shares redeemed	(23,718)	(122,824)	—	—

Change in net assets resulting from Class A capital transactions	$(2,155)	$(81,364)	$—	$—

Class B
Proceeds from shares issued	$8	$3	$—	$—
Distributions reinvested	35	—	—	—
Cost of shares redeemed	(479)	(653)	—	—

Change in net assets resulting from Class B capital transactions	$(436)	$(650)	$—	$—

Class C
Proceeds from shares issued	$13,062	$17,007	$—	$—
Distributions reinvested	231	—	—	—
Cost of shares redeemed	(19,369)	(26,284)	—	—

Change in net assets resulting from Class C capital transactions	$(6,076)	$(9,277)	$—	$—

Select Class
Proceeds from shares issued	$174,453	$154,205	$44,658	$25,529
Distributions reinvested	8,987	—	4,252	1,948
Cost of shares redeemed	(77,830)	(77,315)	(45,283)	(147,511)

Change in net assets resulting from Select Class capital transactions	$105,610	$76,890	$3,627	$(120,034)

Total change in net assets resulting from capital transactions	$96,943	$(14,401)	$3,627	$(120,034)

SHARE TRANSACTIONS:
Class A
Issued	959	2,340	—	—
Reinvested	96	—	—	—
Redeemed	(1,155)	(6,774)	—	—

Change in Class A Shares	(100)	(4,434)	—	—

Class B
Issued	1	— (a)	—	—
Reinvested	2	—	—	—
Redeemed	(27)	(41)	—	—

Change in Class B Shares	(24)	(41)	—	—

Class C
Issued	734	1,047	—	—
Reinvested	14	—	—	—
Redeemed	(1,079)	(1,617)	—	—

Change in Class C Shares	(331)	(570)	—	—

Select Class
Issued	7,839	7,902	995	697
Reinvested	447	—	104	57
Redeemed	(3,580)	(3,977)	(1,072)	(3,858)

Change in Select Class Shares	4,706	3,925	27	(3,104)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$161,823	$157,234	$46,904	$69,558
Distributions reinvested	53,154	27,278	18,018	4,447
Cost of shares redeemed	(205,174)	(245,335)	(73,629)	(101,851)

Change in net assets resulting from Class A capital transactions	$9,803	$(60,823)	$(8,707)	$(27,846)

Class B
Proceeds from shares issued	$53	$153	$143	$141
Distributions reinvested	947	586	276	93
Cost of shares redeemed	(3,625)	(3,284)	(1,529)	(2,023)

Change in net assets resulting from Class B capital transactions	$(2,625)	$(2,545)	$(1,110)	$(1,789)

Class C
Proceeds from shares issued	$2,901	$2,701	$2,220	$3,039
Distributions reinvested	3,051	1,591	1,897	488
Cost of shares redeemed	(7,195)	(7,520)	(5,854)	(8,525)

Change in net assets resulting from Class C capital transactions	$(1,243)	$(3,228)	$(1,737)	$(4,998)

Class R2
Proceeds from shares issued	$2,486	$2,320	$5,964	$10,502
Distributions reinvested	238	114	1,827	377
Cost of shares redeemed	(4,016)	(1,956)	(7,599)	(3,289)

Change in net assets resulting from Class R2 capital transactions	$(1,292)	$478	$192	$7,590

Class R5
Proceeds from shares issued	$242,098	$220,906	$—	$—
Distributions reinvested	58,492	30,874	—	—
Cost of shares redeemed	(270,542)	(127,695)	—	—

Change in net assets resulting from Class R5 capital transactions	$30,048	$124,085	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$66,621	$130,056
Distributions reinvested	—	—	13,119	2,269
Cost of shares redeemed	—	—	(68,638)	(8,891)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$11,102	$123,434

Institutional Class
Proceeds from shares issued	$—	$—	$59,220	$106,591
Distributions reinvested	—	—	15,569	3,608
Cost of shares redeemed	—	—	(109,142)	(77,557)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(34,353)	$32,642

Select Class
Proceeds from shares issued	$381,057	$287,957	$36,031	$50,639
Distributions reinvested	89,504	47,121	8,954	1,909
Cost of shares redeemed	(549,256)	(432,083)	(43,984)	(46,693)

Change in net assets resulting from Select Class capital transactions	$(78,695)	$(97,005)	$1,001	$5,855

Total change in net assets resulting from capital transactions	$(44,004)	$(39,038)	$(33,612)	$134,888

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	4,277	4,564	3,976	6,342
Reinvested	1,546	849	1,704	436
Redeemed	(5,554)	(7,273)	(6,214)	(9,342)

Change in Class A Shares	269	(1,860)	(534)	(2,564)

Class B
Issued	2	5	14	16
Reinvested	33	22	33	11
Redeemed	(115)	(112)	(163)	(223)

Change in Class B Shares	(80)	(85)	(116)	(196)

Class C
Issued	94	92	228	320
Reinvested	107	59	214	56
Redeemed	(230)	(257)	(595)	(905)

Change in Class C Shares	(29)	(106)	(153)	(529)

Class R2
Issued	66	70	518	977
Reinvested	7	4	175	37
Redeemed	(106)	(57)	(665)	(306)

Change in Class R2 Shares	(33)	17	28	708

Class R5
Issued	5,779	5,986	—	—
Reinvested	1,535	874	—	—
Redeemed	(6,521)	(3,399)	—	—

Change in Class R5 Shares	793	3,461	—	—

Class R6
Issued	—	—	5,288	11,045
Reinvested	—	—	1,156	210
Redeemed	—	—	(5,654)	(783)

Change in Class R6 Shares	—	—	790	10,472

Institutional Class
Issued	—	—	4,672	9,441
Reinvested	—	—	1,374	334
Redeemed	—	—	(8,706)	(6,770)

Change in Institutional Class Shares	—	—	(2,660)	3,005

Select Class
Issued	9,223	7,666	2,935	4,414
Reinvested	2,355	1,338	801	178
Redeemed	(13,183)	(11,713)	(3,567)	(4,096)

Change in Select Class Shares	(1,605)	(2,709)	169	496

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$151,702	$64,696	$44,054	$7,833
Distributions reinvested	2,758	1,559	84	—
Cost of shares redeemed	(66,421)	(80,683)	(7,813)	(10,500)

Change in net assets resulting from Class A capital transactions	$88,039	$(14,428)	$36,325	$(2,667)

Class B
Proceeds from shares issued	$65	$60	$—	$—
Distributions reinvested	25	17	—	—
Cost of shares redeemed	(1,168)	(2,513)	—	—

Change in net assets resulting from Class B capital transactions	$(1,078)	$(2,436)	$—	$—

Class C
Proceeds from shares issued	$11,253	$6,277	$5,881	$597
Distributions reinvested	232	116	9	—
Cost of shares redeemed	(7,039)	(8,373)	(975)	(505)

Change in net assets resulting from Class C capital transactions	$4,446	$(1,980)	$4,915	$92

Class R2 (a)
Proceeds from shares issued	$9,668	$2,994	$1,677	$50
Distributions reinvested	88	38	— (b)	— (b)
Cost of shares redeemed	(3,260)	(2,261)	(93)	—

Change in net assets resulting from Class R2 capital transactions	$6,496	$771	$1,584	$50

Class R5
Proceeds from shares issued	$23,814	$6,690	$—	$—
Distributions reinvested	38	4	—	—
Cost of shares redeemed	(12,450)	(22,164)	—	—

Change in net assets resulting from Class R5 capital transactions	$11,402	$(15,470)	$—	$—

Class R6 (a)
Proceeds from shares issued	$38,682	$79,242	$1,911	$13,638
Distributions reinvested	2,410	1,736	137	— (b)
Cost of shares redeemed	(54,454)	5,770	(1,549)	(260)

Change in net assets resulting from Class R6 capital transactions	$(13,362)	$75,208	$499	$13,378

Institutional Class
Proceeds from shares issued	$—	$—	$31,733	$6,490
Distributions reinvested	—	—	89	59
Cost of shares redeemed	—	—	(13,968)	(17,366)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$17,854	$(10,817)

Select Class
Proceeds from shares issued	$101,704	$54,314	$24,841	$15,804
Distributions reinvested	1,569	905	236	88
Cost of shares redeemed	(89,872)	(49,659)	(8,026)	(11,397)

Change in net assets resulting from Select Class capital transactions	$13,401	$5,560	$17,051	$4,495

Total change in net assets resulting from capital transactions	$109,344	$47,225	$78,228	$4,531

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	7,097	3,659	3,627	803
Reinvested	124	89	7	—
Redeemed	(3,110)	(4,528)	(682)	(1,142)

Change in Class A Shares	4,111	(780)	2,952	(339)

Class B
Issued	5	3	—	—
Reinvested	1	1	—	—
Redeemed	(63)	(161)	—	—

Change in Class B Shares	(57)	(157)	—	—

Class C
Issued	594	402	496	63
Reinvested	12	7	1	—
Redeemed	(381)	(550)	(80)	(52)

Change in Class C Shares	225	(141)	417	11

Class R2 (a)
Issued	437	170	135	5
Reinvested	4	2	— (b)	— (b)
Redeemed	(149)	(131)	(7)	—

Change in Class R2 Shares	292	41	128	5

Class R5
Issued	1,043	359	—	—
Reinvested	2	— (b)	—	—
Redeemed	(545)	(1,168)	—	—

Change in Class R5 Shares	500	(809)	—	—

Class R6 (a)
Issued	1,686	4,227	161	1,267
Reinvested	104	94	12	— (b)
Redeemed	(2,672)	(307)	(125)	(24)

Change in Class R6 Shares	(882)	4,014	48	1,243

Institutional Class
Issued	—	—	2,505	615
Reinvested	—	—	8	6
Redeemed	—	—	(1,144)	(1,657)

Change in Institutional Class Shares	—	—	1,369	(1,036)

Select Class
Issued	4,528	3,087	2,020	1,545
Reinvested	67	49	21	9
Redeemed	(3,905)	(2,739)	(666)	(1,169)

Change in Select Class Shares	690	397	1,375	385

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2013	$18.83	$(0.14	)(d)(e)	$5.17	$5.03	$(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(d)(f)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(d)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(d)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(d)	(4.65)	(4.76)	—

Class B
Year Ended June 30, 2013	16.71	(0.22	)(d)(e)	4.56	4.34	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(d)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(d)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(d)	(4.23)	(4.39)	—

Class C
Year Ended June 30, 2013	16.68	(0.22	)(d)(e)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(d)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(d)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(d)	(4.22)	(4.38)	—

Select Class
Year Ended June 30, 2013	20.02	(0.07	)(d)(e)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(d)(f)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(d)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(d)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(d)	(4.88)	(4.94)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27), $(0.27) and $(0.14) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.53)%, (1.51)% and (0.64)% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.10	27.61%	$77,408	1.44%	(0.70	)%(e)	1.44%	65%
18.83	(6.78)	64,997	1.47	(0.72	)(f)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120
11.89	(28.59)	51,434	1.50	(0.86)		2.16	83

20.29	26.97	793	1.94	(1.22	)(e)	1.95	65
16.71	(7.22)	1,055	1.97	(1.21	)(f)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120
10.73	(29.03)	16,081	2.10	(1.46)		2.65	83

20.25	26.96	54,171	1.94	(1.20	)(e)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(f)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120
10.71	(29.03)	40,775	2.10	(1.46)		2.66	83

24.70	28.02	387,402	1.09	(0.33	)(e)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(f)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120
12.50	(28.33)	36,584	1.10	(0.46)		1.92	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2013	$37.54	$0.37	(d)	$10.63	$11.00	$(0.43)	$—	$(0.43)
Year Ended June 30, 2012	39.44	0.27	(e)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27		(10.26)	(9.99)	(0.14)	(2.36)	(2.50)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.11	29.50%	$522,295	0.79%	0.84	%(d)	1.19%	55%
37.54	(4.29)	406,590	0.80	0.64	(e)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40
23.28	(27.66)	337,981	0.80	0.96		1.10	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2013	$36.02	$0.29	(f)(g)	$7.39	$7.68	$(0.36)	$(3.40)	$(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(f)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(f)	(3.80)	(3.83)	—	—	—

Class B
Year Ended June 30, 2013	30.51	0.09	(f)(g)	6.17	6.26	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(f)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(f)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(f)	(3.32)	(3.44)	—	—	—

Class C
Year Ended June 30, 2013	30.46	0.09	(f)(g)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(f)	(3.32)	(3.44)	—	—	—

Class R2
Year Ended June 30, 2013	35.67	0.20	(f)(g)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(f)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (h) through June 30, 2009	20.98	(0.06	)(f)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2013	39.47	0.52	(f)(g)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(f)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(f)	(4.12)	(4.03)	(0.09)	—	(0.09)

Select Class
Year Ended June 30, 2013	39.41	0.44	(f)(g)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(f)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(f)	(4.11)	(4.07)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$39.94	23.11%	$696,784	1.29%	0.78	%(g)	1.39%	25%
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44
23.59	(13.97)	372,525	1.30	(0.13)		1.44	45

33.16	22.51	8,264	1.79	0.28	(g)	1.88	25
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44
20.46	(14.39)	13,711	1.80	(0.64)		1.94	45

33.06	22.50	37,039	1.79	0.28	(g)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44
20.42	(14.42)	30,661	1.80	(0.64)		1.94	45

39.52	22.80	4,909	1.54	0.53	(g)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44
23.48	12.30	1,461	1.55	(0.39)		1.75	45

44.21	23.71	814,942	0.79	1.25	(g)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44
25.60	(13.50)	86,024	0.80	0.38		0.99	45

44.14	23.48	1,134,887	0.99	1.07	(g)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44
25.58	(13.69)	603,628	1.00	0.17		1.19	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2013	$11.13	$(0.06	)(f)(g)	$2.94	$2.88	$(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(f)	(2.10)	(2.14)	—
Class B
Year Ended June 30, 2013	9.10	(0.10	)(f)(g)	2.36	2.26	(1.01)
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(f)	(1.78)	(1.85)	—
Class C
Year Ended June 30, 2013	9.51	(0.10	)(f)(g)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(f)	(1.85)	(1.92)	—
Class R2
Year Ended June 30, 2013	11.03	(0.09	)(f)(g)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—
November 3, 2008 (i) through June 30, 2009	6.28	(0.03	)(f)	0.54	0.51	—
Class R6
Year Ended June 30, 2013	11.85	—	(f)(g)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(h)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—
Institutional Class
Year Ended June 30, 2013	11.84	(0.01	)(f)(g)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(h)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(f)	1.63	1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(f)	(2.22)	(2.23)	—
Select Class
Year Ended June 30, 2013	11.70	(0.03	)(f)(g)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(h)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(f)	1.61	1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(f)	(2.19)	(2.22)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%,$(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.00	27.94%	$249,986	1.24%	(0.50	)%(g)	1.42%	60%
11.13	(6.59)	219,946	1.25	(0.46	)(h)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83
6.80	(23.94)	107,591	1.25	(0.55)		1.58	83

10.35	27.32	3,005	1.74	(1.01	)(g)	1.92	60
9.10	(7.00)	3,690	1.75	(0.97	)(h)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83
5.67	(24.60)	7,967	1.85	(1.15)		2.06	83

10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(h)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83
5.92	(24.49)	14,396	1.85	(1.15)		2.07	83

12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(h)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83
6.79	8.12	54	1.50	(0.72)		1.93	83

14.00	28.63	248,415	0.75	—	(g)(k)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(h)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

13.96	28.39	230,458	0.85	(0.11	)(g)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(h)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79
8.73	22.44	146,161	0.85	(0.31)		1.04	83
7.13	(23.82)	102,695	0.85	(0.15)		1.19	83

13.77	28.30	148,078	1.00	(0.25	)(g)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(h)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79
8.65	22.18	100,499	1.00	(0.46)		1.19	83
7.08	(23.87)	87,612	1.00	(0.31)		1.30	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2013	$18.75	$0.21	(f)(g)	$5.04	$5.25	$(0.23)	$—	$(0.23)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(f)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(f)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)
Class B
Year Ended June 30, 2013	16.55	0.06	(f)(g)	4.44	4.50	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.78	0.02	(f)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(f)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(f)(h)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(f)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)
Class C
Year Ended June 30, 2013	16.40	0.06	(f)(g)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(f)(h)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(f)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)
Class R2
Year Ended June 30, 2013	18.68	0.15	(f)(g)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(f)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008(i) through June 30, 2009	13.84	0.10	(f)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)
Class R5
Year Ended June 30, 2013	19.58	0.29	(f)(g)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(f)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(f)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)
Class R6 (j)
Year Ended June 30, 2013	19.59	0.29	(f)(g)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(f)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(f)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)
Select Class
Year Ended June 30, 2013	19.58	0.26	(f)(g)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(f)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(f)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.77	28.08%	$332,177	1.24%	0.98	%(g)	1.39%	38%
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50
11.46	(26.91)	108,414	1.25	1.42		1.55	33

20.92	27.27	3,762	1.85	0.34	(g)	1.89	38
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50
10.17	(27.42)	10,614	1.86	0.79		2.04	33

20.73	27.35	41,108	1.85	0.34	(g)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50
10.10	(27.34)	17,402	1.86	0.79		2.04	33

23.67	27.79	15,500	1.49	0.69	(g)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50
11.45	(8.17)	59	1.50	1.34		1.91	33

24.85	28.53	32,304	0.90	1.28	(g)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50
11.94	(26.63)	13,342	0.91	1.74		1.14	33

24.87	28.62	207,613	0.85	1.32	(g)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50
11.95	(26.59)	18,137	0.86	1.80		1.05	33

24.86	28.47	266,018	0.99	1.19	(g)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50
11.94	(26.72)	201,486	1.00	1.64		1.30	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2013	$10.31	$0.04	(f)(g)	$2.89		$2.93	$(0.07)	$—	$(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(h)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(i)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(f)	(2.17)		(2.12)	(0.02)	(0.06)	(0.08)

Class C
Year Ended June 30, 2013	10.14	(0.02	)(f)(g)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(h)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(f)	(2.16)		(2.14)	— (h)	(0.06)	(0.06)

Class R2
Year Ended June 30, 2013	10.25	(0.02	)(f)(g)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (j) through June 30, 2012	9.02	—	(f)(i)	1.27	(h)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2013	10.43	0.11	(f)(g)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (j) through June 30, 2012	9.13	0.05	(f)	1.29	(h)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2013	10.43	0.10	(f)(g)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(h)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(f)	(2.16)		(2.09)	(0.04)	(0.06)	(0.10)

Select Class
Year Ended June 30, 2013	10.45	0.08	(f)(g)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(h)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(f)	(2.17)		(2.10)	(0.02)	(0.06)	(0.08)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.17	28.54%		$49,607	1.25%	0.31	%(g)	1.43%	54%
10.31	(2.92	)(h)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48
7.79	27.48		576	1.26	0.06		1.67	56
6.17	(25.30)		240	1.26	0.75		1.70	52

12.91	27.83		6,972	1.75	(0.18	)(g)	1.93	54
10.14	(3.43	)(h)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48
7.71	26.81		381	1.76	(0.44)		2.18	56
6.14	(25.62)		94	1.76	0.27		2.20	52

13.09	28.19		1,744	1.50	(0.20	)(g)	1.65	54
10.25	14.17	(h)	57	1.51	0.02		1.91	74

13.35	29.17		17,232	0.75	0.95	(g)	0.97	54
10.43	14.77	(h)	12,959	0.75	0.70		1.08	74

13.35	29.08		30,226	0.82	0.79	(g)	1.05	54
10.43	(2.59	)(h)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48
7.84	27.78		10,729	0.83	0.48		1.30	56
6.20	(24.84)		9,086	0.83	1.17		1.30	52

13.37	28.81		66,928	1.00	0.64	(g)	1.21	54
10.45	(2.60	)(h)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48
7.86	27.61		24,229	1.01	0.30		1.45	56
6.22	(24.92)		20,698	1.01	1.00		1.44	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund, Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$515,826	$—	$—	$515,826

Small Cap Core Fund
Total Investments in Securities (b)	$519,067	$1,025	$—	$520,092

Appreciation in Other Financial Instruments
Futures Contracts	$202	$—	$—	$202

Small Cap Equity Fund
Total Investments in Securities (a)	$2,663,226	$—	$—	$2,663,226

Small Cap Growth Fund
Total Investments in Securities (a)	$929,129	$—	$—	$929,129

Small Cap Value Fund
Total Investments in Securities (b)	$890,345	$1,956	$—	$892,301

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$172	$—	$—	$172

U.S. Small Company Fund
Total Investments in Securities (b)	$173,232	$165	$—	$173,397

Appreciation in Other Financial Instruments
Futures Contracts	$30	$—	$—	$30

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Restricted and Illiquid — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2013, the Funds had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of June 30, 2013 (amounts in thousands):

	Value		Percentage
Small Cap Core Fund	—	(a)	—%
Small Cap Value Fund	—	(a)	—
U.S. Small Company Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$11,242	$22,912	$3,256
Ending Notional Balance Long	15,205	18,909	3,119

D. Securities Lending — Each Fund may lend securities to brokers, approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2013, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$2
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	1
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2013, there were no outstanding securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$1
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Dynamic Small Cap Growth Fund	$—		$1,315	$(1,315)
Small Cap Core Fund	—	(a)	53	(53)
Small Cap Equity Fund	—	(a)	—	— (a)
Small Cap Growth Fund	(2,488)		782	1,706
Small Cap Value Fund	(656)		474	182
U.S. Small Company Fund	—	(a)	(27)	27

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable special dividends (Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund), investments in passive foreign investment companies (Small Cap Core Fund and Small Cap Value Fund), net operating losses (Dynamic Small Cap Growth Fund and Small Cap Growth Fund) and taxable overdistributions (Small Cap Value Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075%

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Dynamic Small Cap Growth Fund	0.09%
Small Cap Core Fund	0.09
Small Cap Equity Fund	0.09
Small Cap Growth Fund	0.09
Small Cap Value Fund	0.08
U.S. Small Company Fund	0.09

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—	(a)
Small Cap Equity Fund	4	2
Small Cap Growth Fund	7	1
Small Cap Value Fund	69	1
U.S. Small Company Fund	12	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$—	$—	$266		$266	$—
Small Cap Core Fund	567	73	1,040		1,680	103
Small Cap Equity Fund	115	2,099	920		3,134	—
Small Cap Growth Fund	718	705	—	(a)	1,423	—
Small Cap Value Fund	7	241	535		783	—
U.S. Small Company Fund	125	79	4		208	—

Voluntary Waivers
	Investment Advisory		Total
Small Cap Growth Fund	$—	(a)	$—	(a)
Small Cap Value Fund	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$15
Small Cap Core Fund	17
Small Cap Equity Fund	154
Small Cap Growth Fund	24
Small Cap Value Fund	37
U.S. Small Company Fund	7

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$333,372	$258,184	$—	$—
Small Cap Core Fund	245,547	246,368	345	1,300
Small Cap Equity Fund	610,659	875,373	—	—
Small Cap Growth Fund	489,101	591,914	—	—
Small Cap Value Fund	372,543	264,766	1,606	1,725
U.S. Small Company Fund	131,809	55,301	125	215

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$410,765	$124,173	$19,112	$105,061
Small Cap Core Fund	380,796	150,478	11,182	139,296
Small Cap Equity Fund	1,774,562	922,123	33,459	888,664
Small Cap Growth Fund	719,121	247,471	37,463	210,008
Small Cap Value Fund	697,780	223,688	29,167	194,521
U.S. Small Company Fund	147,867	28,528	2,998	25,530

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends, wash sale loss deferrals and mark-to-market of passive foreign investment companies (Dynamic Small Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$—	$13,780	$13,780
Small Cap Core Fund	4,488	—	4,488
Small Cap Equity Fund	57,029	171,185	228,214
Small Cap Growth Fund	—	64,501	64,501
Small Cap Value Fund	8,927	—	8,927
U.S. Small Company Fund	632	—	632

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Small Cap Core Fund	$2,078	$—	$2,078
Small Cap Equity Fund	67,876	53,005	120,881
Small Cap Growth Fund	—	14,558	14,558
Small Cap Value Fund	5,800	—	5,800
U.S. Small Company Fund	167	—	167

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$3,698	$15,226	$105,061
Small Cap Core Fund	1,822	5,647	139,296
Small Cap Equity Fund	13,233	58,273	888,664
Small Cap Growth Fund	—	55,762	210,008
Small Cap Value Fund	—	(3,910)	194,521
U.S. Small Company Fund	332	65	25,530

For the Funds, the cumulative timing differences primarily consist of non-taxable dividends, wash sale loss deferrals, trustee deferred compensation, late-year ordinary loss deferral (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), mark-to-market of passive foreign investment companies (Dynamic Small Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund) and mark-to-market on futures contracts (Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2013, the following Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Small Cap Value Fund	$3,910	$3,910

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Small Cap Core Fund	$48,049
Small Cap Value Fund	44,571
U.S. Small Company Fund	6,462

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2013, the Funds deferred to July 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Dynamic Small Cap Growth Fund	$1,632	$—	$—
Small Cap Growth Fund	2,333	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013. Average borrowings from the Facility for the year ended June 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Small Cap Equity Fund	$12,936	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Value Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	—	11.5%
Small Cap Value Fund	11.0%	11.3%

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,200.00	$7.75	1.42%
Hypothetical	1,000.00	1,017.75	7.10	1.42
Class B
Actual	1,000.00	1,197.10	10.40	1.91
Hypothetical	1,000.00	1,015.32	9.54	1.91
Class C
Actual	1,000.00	1,196.80	10.40	1.91
Hypothetical	1,000.00	1,015.32	9.54	1.91
Select Class
Actual	1,000.00	1,201.90	6.01	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

Small Cap Core Fund
Select Class
Actual	1,000.00	1,172.30	4.31	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	1,149.00	6.87	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	1,146.20	9.53	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,146.30	9.53	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,147.50	$8.20	1.54%
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,151.90	4.22	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,150.70	5.28	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,202.60	6.83	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,199.30	9.54	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	1,199.80	9.55	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,201.10	8.19	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,205.90	4.10	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,204.50	4.65	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,204.70	5.47	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,161.80	6.65	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,158.50	9.90	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,158.80	9.90	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,160.30	7.98	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,163.60	4.83	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,164.30	4.56	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,163.50	5.31	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,163.40	$6.71	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,159.90	9.37	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,161.50	8.04	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,165.90	4.03	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,165.90	4.40	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,164.60	5.37	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Dynamic Small Cap Growth Fund	77.72%
Small Cap Core Fund	100.00
Small Cap Equity Fund	100.00
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$13,780
Small Cap Equity Fund	171,185
Small Cap Growth Fund	64,501

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$4,488
Small Cap Equity	57,029
Small Cap Value	8,927
U.S. Small Company Fund	632

JUNE 30, 2013	J.P. MORGAN SMALL CAP FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-SC-613

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2013

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. mid-cap stocks outperformed the broader U.S. stock market, as the Russell Midcap Index returned 25.41%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	20.63%
Russell 3000 Growth Index	17.56%

Net Assets as of 6/30/2013 (In Thousands)	$1,999,422

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and financial services sectors contributed to performance relative to the Benchmark. Stock selection in the consumer staples sector, and an overweight to technology, were detractors to relative performance.

Individual contributors to relative performance included the Fund’s positions in Aegerion Pharmaceuticals, Inc., Valeant Pharmaceuticals International, Inc. and Biogen Idec, Inc. Shares of Aegerion Pharmaceuticals, Inc., a biopharmaceutical company, rose with the company’s solid progress on its launch of lomitapide, a treatment for HoFH, a form of severe familial high cholesterol. Shares of Valeant Pharmaceuticals International, Inc. continue to benefit from solid execution on the firm’s core strategy, including the announced acquisition of Bausch and Lomb, which could be a highly accretive deal set to close later this year. Biogen Idec, Inc., a biotechnology company, was a net contributor as its multiple sclerosis drug, Tecfidera, got off to a very strong start following its launch, outperforming some of the most optimistic expectations.

Individual detractors from relative performance included the Fund’s positions in Aruba Networks, Inc., ServiceSource International, Inc. and International Game Technology. Aruba Networks, Inc., a networking vendor selling enterprise wireless local area network (LAN) and networking equipment, has struggled with meeting high growth expectations and, as a result, has experienced a sharp decline in its stock price. Shares of ServiceSource International, Inc. suffered after the computer services company’s outlook for its fourth quarter earnings 2012 was lower than investors had expected. International Gaming Technology suffered largely in the third quarter of 2012, due to a lack of casino openings and a decline in game yields, which negatively impacted its share price.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	4.2%
2.	Apple, Inc.	3.6
3.	Biogen Idec, Inc.	2.5
4.	Home Depot, Inc. (The)	2.0
5.	Amazon.com, Inc.	2.0
6.	Gilead Sciences, Inc.	1.9
7.	Visa, Inc., Class A	1.8
8.	Valeant Pharmaceuticals International, Inc.	1.7
9.	Avago Technologies Ltd.	1.6
10.	Michael Kors Holdings Ltd.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.4%
Consumer Discretionary	19.6
Industrials	17.2
Health Care	16.5
Financials	7.7
Energy	4.5
Materials	2.6
Consumer Staples	0.7
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		20.63%	7.06%	10.68%
With Sales Charge*		14.25	5.91	10.08
CLASS B SHARES	10/29/99
Without CDSC		20.06	6.52	10.11
With CDSC**		15.06	6.21	10.11
CLASS C SHARES	5/1/06
Without CDSC		20.04	6.51	10.02
With CDSC***		19.04	6.51	10.02
CLASS R5 SHARES	1/8/09	21.17	7.50	10.96
SELECT CLASS SHARES	5/1/06	20.93	7.32	10.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.79%
Russell Midcap Index	25.41%

Net Assets as of 6/30/2013 (In Thousands)	$863,420

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the producer durables and energy sectors detracted from relative performance. The Fund’s stock selection in the financial services and consumer discretionary sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Devon Energy Corp., MICROS Systems, Inc. and UnitedHealth Group, Inc. Devon Energy Corp. was adversely affected by weaker natural gas prices, as evidenced by three straight quarters of asset write-downs by the company. MICROS Systems, Inc., a global designer, manufacturer, marketer and servicer of enterprise information solutions for the global hospitality and retail industries, announced a new President and Chief Executive amid challenging business conditions. Shares of insurer UnitedHealth Group, Inc. traded modestly lower in the face of an uncertain regulatory environment for the managed care industry. The Fund sold its UnitedHealth Group position in March 2013.

Individual contributors to relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Jarden Corp. and Coventry Health Care, Inc. Patterson-UTI Energy, Inc., which provides drilling services for oil and gas companies, benefited from increased demand. Jarden Corp., which owns over 100 well-known consumer brands, was rewarded for strong earnings and its shareholder-friendly approach to capital allocation, as highlighted by its $500 million share buyback program. Shares of national insurer Coventry Health Care, Inc. traded higher as the company agreed in the third quarter of 2012 to be acquired by Aetna at a 20% premium.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing shareholder value.

A change in the portfolio management team in February 2013 resulted in higher turnover during the reporting period. There was no material change to the Fund’s investment strategy or objective.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.6%
2.	Xilinx, Inc.	1.4
3.	Sherwin-Williams Co. (The)	1.3
4.	Carlisle Cos., Inc.	1.3
5.	O’Reilly Automotive, Inc.	1.3
6.	Williams-Sonoma, Inc.	1.3
7.	Marriott International, Inc., Class A	1.3
8.	T. Rowe Price Group, Inc.	1.2
9.	M&T Bank Corp.	1.1
10.	MSC Industrial Direct Co., Inc., Class A	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.0%
Financials	18.8
Industrials	14.9
Information Technology	13.6
Health Care	10.0
Materials	5.5
Energy	5.4
Utilities	4.6
Consumer Staples	3.0
Telecommunication Services	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		22.45%	13.98%
With Sales Charge*		16.03	11.63
CLASS C SHARES	11/30/10
Without CDSC		21.82	13.41
With CDSC**		20.82	13.41
CLASS R2 SHARES	11/30/10	22.13	13.68
CLASS R5 SHARES	11/30/10	22.95	14.49
CLASS R6 SHARES	1/31/11	23.01	14.53
SELECT CLASS SHARES	11/30/10	22.79	14.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	24.51%
Russell Midcap Index	25.41%

Net Assets as of 6/30/2013 (In Thousands)	$960,227

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the technology and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance.

Individual detractors from relative performance included F5 Networks, Inc., Sprint Nextel Corp. and PetSmart, Inc. F5 Networks, Inc. is a leader in application delivery networking. Its shares traded lower after three straight quarters of underperforming revenue expectations. Not owning telecommunications holding company Sprint Nextel Corp. detracted from the Fund’s relative performance as its shares performed well during the reporting period. Shares of specialty pet supply retailer PetSmart, Inc. were slightly negative during the reporting period and significantly lagged the Benchmark. The company came under pressure in the first quarter of 2013, as momentum in the business showed signs of slowing, as evidenced by its reduced 2013 outlook. In addition, during the first quarter of 2013, its Chief Executive Officer and Chief Financial Officer announced their plans to retire, further weighing on the stock.

Individual contributors to relative performance included FleetCor Technologies, Inc., Valeant Pharmaceuticals International, Inc. and Telsa Motors, Inc. Shares of FleetCor Technologies, Inc., a global provider of fuel cards and workforce payment products, rose as the company was rewarded for its strong organic growth and consistently surpassing earnings expectations over the last four quarters. Valeant Pharmaceuticals International, Inc. benefited as it executed well on its core strategy, which is focused on generating strong organic growth, coupled with accretive and highly strategic acquisitions. Tesla Motors, Inc. manufactures electric cars and electric vehicle powertrain components. It experienced a breakout second quarter of 2013 as the company proved it was a successful new entrant into the automotive industry. The company was ramping up production of its

Model S luxury electric sedan and appeared to be getting into positive free cash flow territory. Later in the quarter, the company paid back its initial Department of Energy loan by issuing equity after a significant rally in its stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.6%
2.	Xilinx, Inc.	1.4
3.	Sherwin-Williams Co. (The)	1.3
4.	Carlisle Cos., Inc.	1.3
5.	Marriott International, Inc., Class A	1.3
6.	Williams-Sonoma, Inc.	1.3
7.	O’Reilly Automotive, Inc.	1.2
8.	T. Rowe Price Group, Inc.	1.2
9.	M&T Bank Corp.	1.1
10.	MSC Industrial Direct Co., Inc., Class A	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.7%
Financials	18.6
Industrials	14.8
Information Technology	13.5
Health Care	9.9
Energy	6.0
Materials	5.6
Utilities	4.6
Consumer Staples	2.9
Telecommunication Services	0.2
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		24.07%	8.02%	9.93%
With Sales Charge*		17.54	6.85	9.34
CLASS C SHARES	11/2/09
Without CDSC		23.44	7.62	9.73
With CDSC**		22.44	7.62	9.73
SELECT CLASS SHARES	1/1/97	24.51	8.29	10.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.76%
Russell Midcap Growth Index	22.88%

Net Assets as of 6/30/2013 (In Thousands)	$1,577,797

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell

Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance. The Fund’s stock selection in the technology and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in FleetCor Technologies, Inc., Valeant Pharmaceuticals International, Inc. and Tesla Motors, Inc. FleetCor Technologies, Inc., a global payments solutions provider in the transportation sector, was a net contributor as the company continued to have organic growth and make progress on improving its recent acquisitions in international markets where the industry is in its infancy of development. Shares of Valeant Pharmaceuticals International, Inc. continued to benefit from solid execution on the firm’s core strategy, including the announced acquisition of Bausch and Lomb, which could be a highly accretive deal set to close later this year. Tesla Motors, Inc., an electric car maker, released strong first quarter 2013 results, as the company showed that it was a successful new entrant into the automotive industry. The company ramped up production of its technology-leading Model S luxury electric sedan, and appeared to be moving into positive free cash flow territory.

Individual detractors from relative performance included an overweight in F5 Networks, Inc., a leader in application delivery networking, and two companies that the Fund did not own during the reporting period, Delphi Automotive PLC, a multinational automotive parts manufacturing company, and Netflix, Inc., a provider of on-demand Internet streaming media and DVD delivery services. F5 Networks, Inc. has struggled as its price to earnings multiple has fallen as investors have questioned the validity of its growth rate. Shares of Delphi Automotive PLC and Netflix, Inc. performed well on strong execution of their business plans and not owning them, therefore,was detrimental to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	O’Reilly Automotive, Inc.	2.6%
2.	Sherwin-Williams Co. (The)	2.1
3.	Alliance Data Systems Corp.	1.9
4.	Harley-Davidson, Inc.	1.8
5.	Michael Kors Holdings Ltd.	1.8
6.	Pall Corp.	1.8
7.	Valeant Pharmaceuticals International, Inc.	1.8
8.	Avago Technologies Ltd.	1.7
9.	Amphenol Corp., Class A	1.7
10.	J.B. Hunt Transport Services, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.4%
Industrials	20.0
Information Technology	18.7
Health Care	15.1
Financials	10.5
Energy	6.6
Materials	3.6
Consumer Staples	1.4
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		23.38%	6.26%	8.72%
With Sales Charge*		16.91	5.13	8.13
CLASS B SHARES	1/14/94
Without CDSC		22.70	5.69	8.17
With CDSC**		17.70	5.37	8.17
CLASS C SHARES	11/4/97
Without CDSC		22.72	5.69	8.06
With CDSC***		21.72	5.69	8.06
CLASS R2 SHARES	6/19/09	23.15	6.10	8.54
CLASS R5 SHARES	11/1/11	23.92	6.64	9.05
CLASS R6 SHARES	11/1/11	23.96	6.66	9.06
SELECT CLASS SHARES	3/2/89	23.76	6.59	9.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.68%
Russell Midcap Value Index	27.65%

Net Assets as of 6/30/2013 (In Thousands)	$13,262,982

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the

Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s relative underperformance versus the Benchmark was primarily driven by underweighting and stock selection in the industrials and telecommunications services sectors. The Fund’s stock selection in the financials and health care sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included three stocks that the Fund did not hold during the reporting period: telecommunications holding company Sprint Nextel Corp., Eaton Corp PLC, a diversified power management company, and Valero Energy Corp., a manufacturer of transportation fuels and other petrochemical products. Stocks of all three companies performed well during the reporting period and not owning them was detrimental to the Fund’s relative performance.

Individual contributors to the Fund’s relative performance during the reporting period included Charles Schwab Corp., PVH Corp. and Williams-Sonoma, Inc. Shares of Charles Schwab Corp., a brokerage and financial services company, rose as investors began shifting assets from cash and fixed income products into equities. PVH Corp., an apparel maker, saw increased growth in its key Asian and Latin American markets. Williams-Sonoma, Inc., a high-end consumer retailer, benefited from the strengthening U.S. housing market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the U.S.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Marsh & McLennan Cos., Inc.	1.7%
2.	Loews Corp.	1.7
3.	Ball Corp.	1.7
4.	Kohl’s Corp.	1.6
5.	AutoZone, Inc.	1.5
6.	Analog Devices, Inc.	1.5
7.	Ameriprise Financial, Inc.	1.5
8.	Amphenol Corp., Class A	1.5
9.	Fifth Third Bancorp	1.4
10.	Bed Bath & Beyond, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.5%
Consumer Discretionary	21.2
Industrials	9.7
Utilities	9.2
Information Technology	8.5
Materials	7.5
Energy	5.3
Health Care	4.9
Consumer Staples	4.5
Telecommunication Services	0.3
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		25.06%	9.87%	10.18%
With Sales Charge*		18.49	8.69	9.58
CLASS B SHARES	4/30/01
Without CDSC		24.42	9.31	9.71
With CDSC**		19.42	9.03	9.71
CLASS C SHARES	4/30/01
Without CDSC		24.43	9.31	9.59
With CDSC***		23.43	9.31	9.59
CLASS R2 SHARES	11/3/08	24.71	9.60	10.04
INSTITUTIONAL CLASS SHARES	11/13/97	25.68	10.40	10.72
SELECT CLASS SHARES	10/31/01	25.35	10.13	10.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.22%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%

Net Assets as of 6/30/13 (In Thousands)	$343,786

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2013.

During the first seven months of the reporting period, the Fund’s stock selection process produced a negative return. The Fund’s quantitative bottom-up stock selection process resulted in negative returns in the consumer, technology and financial sectors and positive returns in the industrial and health care sectors.

Over the last part of the reporting period, the Fund’s stock selection in the consumer staples and health care sectors was the main contributor to relative performance. The Fund’s stock selection in the energy and financials sectors detracted from relative performance.

HOW WAS THE FUND POSITIONED?

Prior to February 2013, the Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large cap, mid cap and small cap stocks and sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. The portfolio management team changed in February 2013 and since that time the new team has employed a bottom up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s portfolio managers consider to be attractive and “short selling” stocks that they consider to be unattractive. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. By using this strategy, the Fund seeks to generate returns independent of the direction of the stock market.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	CareFusion Corp.	1.0%
2.	AECOM Technology Corp.	1.0
3.	Amdocs Ltd.	1.0
4.	UGI Corp.	1.0
5.	Staples, Inc.	1.0
6.	Dillard’s, Inc., Class A	1.0
7.	Computer Sciences Corp.	0.9
8.	AES Corp.	0.9
9.	Hewlett-Packard Co.	0.9
10.	Crane Co.	0.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Cooper Cos., Inc. (The)	1.2%
2.	Family Dollar Stores, Inc.	1.0
3.	Caterpillar, Inc.	1.0
4.	Fastenal Co.	1.0
5.	Paychex, Inc.	1.0
6.	Concho Resources, Inc.	1.0
7.	United Natural Foods, Inc.	0.9
8.	Intrepid Potash, Inc.	0.7
9.	DaVita HealthCare Partners, Inc.	0.7
10.	Joy Global, Inc.	0.7

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.3%
Consumer Discretionary	15.9
Industrials	14.2
Health Care	11.6
Financials	9.3
Energy	7.4
Consumer Staples	7.0
Materials	5.7
Utilities	4.5
Others (each less than 1.0%)	0.5
Short-Term Investment	7.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.8%
Consumer Discretionary	16.1
Information Technology	16.0
Health Care	11.6
Financials	11.0
Energy	9.5
Consumer Staples	7.3
Materials	6.0
Utilities	4.8
Telecommunication Services	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/23/03
Without Sales Charge		1.03%	(0.88)%	1.15%
With Sales Charge*		(4.30)	(1.94)	0.61
CLASS B SHARES	5/23/03
Without CDSC		0.32	(1.62)	0.56
With CDSC**		(4.68)	(2.05)	0.56
CLASS C SHARES	5/23/03
Without CDSC		0.32	(1.61)	0.41
With CDSC***		(0.68)	(1.61)	0.41
SELECT CLASS SHARES	5/23/03	1.22	(0.65)	1.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	25.73%
Russell 3000 Value Index	25.28%

Net Assets as of 6/30/2013 (In Thousands)	$3,696,923

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the materials and financials sectors contributed to relative performance. The Fund’s stock selection in the energy and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Rock-Tenn Co., American International Group, Inc. and Charles Schwab Corp. Shares of Rock-Tenn Co., a container and packaging company, rose on the news that the company would initiate a quarterly dividend to investors. American International Group, Inc., a global insurer, paid back the last of its 2008-09 U.S. government bailout and has emerged, once again, as a major company in the insurance industry. Shares of Charles Schwab Corp., a brokerage and financial services company, rose as investors began shifting assets from cash and fixed income products into equities.

Principal detractors from relative performance included three companies whose stock the Fund did not own during the reporting period: Berkshire Hathaway, Inc., a conglomerate holding company, General Electric Co., a multinational conglomerate corporation, and Chevron Corp., a multinational energy company. Stocks of all three companies performed well during the reporting period and not owning them was detrimental to the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the financials and consumer discretionary sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.1%
2.	Wells Fargo & Co.	3.3
3.	Pfizer, Inc.	2.3
4.	Johnson & Johnson	2.1
5.	Loews Corp.	1.9
6.	Capital One Financial Corp.	1.9
7.	Bank of America Corp.	1.8
8.	AutoZone, Inc.	1.7
9.	Procter & Gamble Co. (The)	1.6
10.	American International Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.1%
Consumer Discretionary	15.8
Health Care	10.1
Energy	9.2
Utilities	6.4
Information Technology	5.7
Industrials	5.6
Consumer Staples	4.7
Materials	2.5
Telecommunication Services	1.4
Investment Company	0.2
Short-Term Investment	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		25.09%	10.06%	8.36%
With Sales Charge*		18.50	8.88	7.66
CLASS C SHARES	2/28/05
Without CDSC		24.45	9.52	7.82
With CDSC**		23.45	9.52	7.82
INSTITUTIONAL CLASS SHARES	2/28/05	25.73	10.63	8.84
SELECT CLASS SHARES	2/28/05	25.38	10.34	8.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 19.8%
	Automobiles — 2.0%
515	Harley-Davidson, Inc.	28,232
117	Tesla Motors, Inc. (a)	12,527

		40,759

	Diversified Consumer Services — 0.6%
346	Sotheby’s	13,105

	Hotels, Restaurants & Leisure — 2.5%
686	Apollo Global Management LLC, Class A	16,539
360	Las Vegas Sands Corp.	19,028
353	Marriott International, Inc., Class A	14,239

		49,806

	Internet & Catalog Retail — 2.8%
143	Amazon.com, Inc. (a)	39,682
20	priceline.com, Inc. (a)	16,212

		55,894

	Media — 2.5%
363	DIRECTV (a)	22,362
431	Walt Disney Co. (The)	27,205

		49,567

	Specialty Retail — 5.6%
519	Home Depot, Inc. (The)	40,215
260	O’Reilly Automotive, Inc. (a)	29,292
261	Ross Stores, Inc.	16,915
444	Williams-Sonoma, Inc.	24,793

		111,215

	Textiles, Apparel & Luxury Goods — 3.8%
305	Lululemon Athletica, Inc., (Canada) (a)	19,997
520	Michael Kors Holdings Ltd., (Hong Kong) (a)	32,263
440	Wolverine World Wide, Inc.	24,017

		76,277

	Total Consumer Discretionary	396,623

	Consumer Staples — 0.8%
	Food Products — 0.8%
756	Dean Foods Co. (a)	7,578
193	WhiteWave Foods Co., Class A (a)	3,140
275	WhiteWave Foods Co., Class B (a)	4,182

	Total Consumer Staples	14,900

	Energy — 4.6%
	Energy Equipment & Services — 2.1%
232	Dril-Quip, Inc. (a)	20,911
297	Oceaneering International, Inc.	21,458

		42,369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 2.5%
275	Cabot Oil & Gas Corp.	19,531
198	Concho Resources, Inc. (a)	16,585
227	Phillips 66	13,390

		49,506

	Total Energy	91,875

	Financials — 7.8%
	Capital Markets — 1.3%
375	Lazard Ltd., (Bermuda), Class A	12,053
184	T. Rowe Price Group, Inc.	13,489

		25,542

	Commercial Banks — 1.9%
192	M&T Bank Corp.	21,501
203	Signature Bank (a)	16,869

		38,370

	Diversified Financial Services — 1.1%
350	Moody’s Corp.	21,313

	Insurance — 3.2%
358	ACE Ltd., (Switzerland)	32,007
867	Amtrust Financial Services, Inc.	30,949

		62,956

	Real Estate Management & Development — 0.3%
283	CBRE Group, Inc., Class A (a)	6,611

	Total Financials	154,792

	Health Care — 16.7%
	Biotechnology — 8.9%
375	Aegerion Pharmaceuticals, Inc. (a)	23,771
240	Biogen Idec, Inc. (a)	51,605
936	Exact Sciences Corp. (a)	13,017
752	Gilead Sciences, Inc. (a)	38,495
196	Onyx Pharmaceuticals, Inc. (a)	21,353
70	Regeneron Pharmaceuticals, Inc. (a)	15,629
180	Vertex Pharmaceuticals, Inc. (a)	14,369

		178,239

	Health Care Equipment & Supplies — 0.5%
728	Novadaq Technologies, Inc., (Canada) (a)	9,795

	Health Care Providers & Services — 2.5%
663	Acadia Healthcare Co., Inc. (a)	21,925
440	UnitedHealth Group, Inc.	28,798

		50,723

	Life Sciences Tools & Services — 2.2%
515	Agilent Technologies, Inc.	22,013

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — Continued
279	Illumina, Inc. (a)	20,910

		42,923

	Pharmaceuticals — 2.6%
216	Allergan, Inc.	18,187
392	Valeant Pharmaceuticals International, Inc. (a)	33,735

		51,922

	Total Health Care	333,602

	Industrials — 17.4%
	Aerospace & Defense — 1.3%
112	Precision Castparts Corp.	25,336

	Airlines — 0.6%
705	Delta Air Lines, Inc. (a)	13,190

	Building Products — 1.1%
576	Fortune Brands Home & Security, Inc.	22,318

	Construction & Engineering — 1.0%
352	Fluor Corp.	20,859

	Electrical Equipment — 1.8%
264	Acuity Brands, Inc.	19,945
427	Generac Holdings, Inc.	15,785

		35,730

	Industrial Conglomerates — 1.4%
455	Carlisle Cos., Inc.	28,320

	Machinery — 1.6%
472	Pall Corp.	31,342

	Marine — 1.1%
276	Kirby Corp. (a)	21,985

	Road & Rail — 3.3%
154	Canadian Pacific Railway Ltd., (Canada)	18,668
405	J.B. Hunt Transport Services, Inc.	29,279
430	Old Dominion Freight Line, Inc. (a)	17,911

		65,858

	Trading Companies & Distributors — 4.2%
736	Air Lease Corp.	20,295
979	HD Supply Holdings, Inc. (a)	18,401
254	MSC Industrial Direct Co., Inc., Class A	19,636
484	Rush Enterprises, Inc., Class A (a)	11,972
160	Watsco, Inc.	13,459

		83,763

	Total Industrials	348,701

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 27.7%
	Communications Equipment — 1.0%
612	Aruba Networks, Inc. (a)	9,402
240	Palo Alto Networks, Inc. (a)	10,097

		19,499

	Computers & Peripherals — 3.6%
182	Apple, Inc.	72,225

	Electronic Equipment, Instruments & Components — 1.2%
302	Amphenol Corp., Class A	23,499

	Internet Software & Services — 8.5%
785	Dealertrack Technologies, Inc. (a)	27,795
553	eBay, Inc. (a)	28,575
97	Google, Inc., Class A (a)	84,956
96	LinkedIn Corp., Class A (a)	17,063
199	OpenTable, Inc. (a)	12,752

		171,141

	IT Services — 5.7%
140	Alliance Data Systems Corp. (a)	25,417
299	FleetCor Technologies, Inc. (a)	24,276
50	MasterCard, Inc., Class A	28,955
195	Visa, Inc., Class A	35,581

		114,229

	Semiconductors & Semiconductor Equipment — 4.2%
2,074	Applied Materials, Inc.	30,919
867	Avago Technologies Ltd., (Singapore)	32,416
591	Broadcom Corp., Class A	19,955

		83,290

	Software — 3.5%
414	Infoblox, Inc. (a)	12,122
320	Red Hat, Inc. (a)	15,317
379	Salesforce.com, Inc. (a)	14,486
284	Splunk, Inc. (a)	13,152
243	Workday, Inc., Class A (a)	15,542

		70,619

	Total Information Technology	554,502

	Materials — 2.6%
	Chemicals — 2.6%
141	PPG Industries, Inc.	20,658
182	Sherwin-Williams Co. (The)	32,106

	Total Materials	52,764

	Total Common Stocks (Cost $1,470,429)	1,947,759

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
77,133	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $77,133)	77,133

	Total Investments — 101.3% (Cost $1,547,562)	2,024,892
	Liabilities in Excess of Other Assets — (1.3)%	(25,470)

	NET ASSETS — 100.0%	$1,999,422

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 22.0%
	Automobiles — 1.3%
146	Harley-Davidson, Inc.	7,984
31	Tesla Motors, Inc. (a)	3,352

		11,336

	Distributors — 0.4%
47	Genuine Parts Co.	3,648

	Hotels, Restaurants & Leisure — 2.6%
40	Darden Restaurants, Inc.	2,030
269	Marriott International, Inc., Class A	10,849
49	Wynn Resorts Ltd.	6,234
53	Yum! Brands, Inc.	3,703

		22,816

	Household Durables — 1.3%
41	Jarden Corp. (a)	1,784
84	Mohawk Industries, Inc. (a)	9,435

		11,219

	Internet & Catalog Retail — 0.8%
69	Expedia, Inc.	4,178
41	TripAdvisor, Inc. (a)	2,498

		6,676

	Media — 2.2%
44	Cablevision Systems Corp., Class A	741
67	CBS Corp. (Non-Voting), Class B	3,286
108	Clear Channel Outdoor Holdings, Inc., Class A (a)	802
52	Discovery Communications, Inc., Class A (a)	4,015
126	DISH Network Corp., Class A	5,336
59	Gannett Co., Inc.	1,446
51	Madison Square Garden Co. (The), Class A (a)	3,022

		18,648

	Multiline Retail — 1.4%
87	Family Dollar Stores, Inc.	5,444
132	Kohl’s Corp.	6,675

		12,119

	Specialty Retail — 9.2%
16	AutoZone, Inc. (a)	6,659
85	Bed Bath & Beyond, Inc. (a)	6,026
85	GameStop Corp., Class A	3,577
154	Gap, Inc. (The)	6,444
130	GNC Holdings, Inc., Class A	5,756
99	O’Reilly Automotive, Inc. (a)	11,093
62	PetSmart, Inc.	4,163
102	Ross Stores, Inc.	6,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
35	Tiffany & Co.	2,579
83	TJX Cos., Inc.	4,160
51	Tractor Supply Co.	5,939
130	Urban Outfitters, Inc. (a)	5,233
198	Williams-Sonoma, Inc.	11,077

		79,317

	Textiles, Apparel & Luxury Goods — 2.8%
73	Lululemon Athletica, Inc., (Canada) (a)	4,750
127	Michael Kors Holdings Ltd., (Hong Kong) (a)	7,858
35	PVH Corp.	4,360
57	Under Armour, Inc., Class A (a)	3,374
21	V.F. Corp.	4,086

		24,428

	Total Consumer Discretionary	190,207

	Consumer Staples — 3.0%
	Beverages — 1.2%
75	Beam, Inc.	4,742
32	Brown-Forman Corp., Class B	2,145
81	Dr. Pepper Snapple Group, Inc.	3,713

		10,600

	Food Products — 0.9%
45	Hershey Co. (The)	4,021
12	JM Smucker Co. (The)	1,207
162	WhiteWave Foods Co., Class A (a)	2,629

		7,857

	Household Products — 0.5%
38	Energizer Holdings, Inc.	3,825

	Personal Products — 0.4%
162	Avon Products, Inc.	3,409

	Total Consumer Staples	25,691

	Energy — 5.4%
	Energy Equipment & Services — 1.0%
61	Cameron International Corp. (a)	3,712
69	Oceaneering International, Inc.	4,982

		8,694

	Oil, Gas & Consumable Fuels — 4.4%
91	Cabot Oil & Gas Corp.	6,463
65	Concho Resources, Inc. (a)	5,417
72	Devon Energy Corp.	3,739
57	EQT Corp.	4,563
91	PBF Energy, Inc.	2,350
76	Plains All American Pipeline LP	4,241

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
106	QEP Resources, Inc.	2,942
53	Range Resources Corp.	4,075
119	Williams Cos., Inc. (The)	3,864

		37,654

	Total Energy	46,348

	Financials — 18.8%
	Capital Markets — 4.5%
84	Ameriprise Financial, Inc.	6,794
209	Blackstone Group LP (The)	4,399
214	Charles Schwab Corp. (The)	4,533
167	Invesco Ltd.	5,312
102	Lazard Ltd., (Bermuda), Class A	3,279
70	Northern Trust Corp.	4,039
144	T. Rowe Price Group, Inc.	10,524

		38,880

	Commercial Banks — 4.6%
50	City National Corp.	3,162
32	Cullen/Frost Bankers, Inc.	2,143
132	East West Bancorp, Inc.	3,625
341	Fifth Third Bancorp	6,160
55	First Republic Bank	2,123
231	Huntington Bancshares, Inc.	1,817
88	M&T Bank Corp.	9,787
50	Signature Bank (a)	4,143
142	SunTrust Banks, Inc.	4,474
85	Zions Bancorporation	2,467

		39,901

	Diversified Financial Services — 0.8%
113	Moody’s Corp.	6,867

	Insurance — 5.7%
10	Alleghany Corp. (a)	3,833
54	Aon plc, (United Kingdom)	3,475
115	Axis Capital Holdings Ltd., (Bermuda)	5,269
49	Chubb Corp. (The)	4,118
119	Hartford Financial Services Group, Inc.	3,664
164	Loews Corp.	7,264
184	Marsh & McLennan Cos., Inc.	7,342
190	Old Republic International Corp.	2,448
22	OneBeacon Insurance Group Ltd., Class A	311
146	Unum Group	4,301
88	W.R. Berkley Corp.	3,599
125	XL Group plc, (Ireland)	3,786

		49,410

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 2.2%
171	Annaly Capital Management, Inc.	2,154
79	HCP, Inc.	3,602
111	Kimco Realty Corp.	2,372
86	Prologis, Inc.	3,233
60	Regency Centers Corp.	3,031
50	Vornado Realty Trust	4,129

		18,521

	Real Estate Management & Development — 0.5%
171	Brookfield Office Properties, Inc.	2,852
62	CBRE Group, Inc., Class A (a)	1,446

		4,298

	Thrifts & Mortgage Finance — 0.5%
23	Capitol Federal Financial, Inc.	279
132	Hudson City Bancorp, Inc.	1,206
181	People’s United Financial, Inc.	2,697

		4,182

	Total Financials	162,059

	Health Care — 10.0%
	Biotechnology — 1.9%
29	Alexion Pharmaceuticals, Inc. (a)	2,666
48	Onyx Pharmaceuticals, Inc. (a)	5,178
13	Regeneron Pharmaceuticals, Inc. (a)	2,878
68	Vertex Pharmaceuticals, Inc. (a)	5,455

		16,177

	Health Care Equipment & Supplies — 0.9%
87	CareFusion Corp. (a)	3,221
69	Sirona Dental Systems, Inc. (a)	4,552

		7,773

	Health Care Providers & Services — 3.9%
70	AmerisourceBergen Corp.	3,910
172	Brookdale Senior Living, Inc. (a)	4,540
84	Cigna Corp.	6,064
29	DaVita HealthCare Partners, Inc. (a)	3,467
103	Health Net, Inc. (a)	3,281
33	Henry Schein, Inc. (a)	3,182
114	Humana, Inc.	9,579

		34,023

	Life Sciences Tools & Services — 1.8%
151	Agilent Technologies, Inc.	6,445
175	Bruker Corp. (a)	2,826
83	Illumina, Inc. (a)	6,234

		15,505

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 1.5%
44	Actavis, Inc. (a)	5,579
89	Valeant Pharmaceuticals International, Inc. (a)	7,644

		13,223

	Total Health Care	86,701

	Industrials — 14.9%
	Airlines — 0.6%
299	Delta Air Lines, Inc. (a)	5,594

	Building Products — 1.0%
215	Fortune Brands Home & Security, Inc.	8,332

	Commercial Services & Supplies — 0.9%
39	Republic Services, Inc.	1,312
55	Stericycle, Inc. (a)	6,052

		7,364

	Construction & Engineering — 0.6%
87	Fluor Corp.	5,178

	Electrical Equipment — 2.3%
61	Acuity Brands, Inc.	4,622
104	AMETEK, Inc.	4,403
93	Generac Holdings, Inc.	3,457
28	Hubbell, Inc., Class B	2,798
68	Regal-Beloit Corp.	4,407

		19,687

	Industrial Conglomerates — 1.3%
182	Carlisle Cos., Inc.	11,361

	Machinery — 3.2%
95	Flowserve Corp.	5,104
93	IDEX Corp.	4,978
115	Pall Corp.	7,666
104	Rexnord Corp. (a)	1,745
53	Snap-on, Inc.	4,697
68	Wabtec Corp.	3,644

		27,834

	Marine — 0.6%
66	Kirby Corp. (a)	5,258

	Professional Services — 1.0%
77	Equifax, Inc.	4,556
123	Nielsen Holdings N.V.	4,145

		8,701

	Road & Rail — 1.3%
34	Canadian Pacific Railway Ltd., (Canada)	4,127
99	J.B. Hunt Transport Services, Inc.	7,173

		11,300

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
161	Air Lease Corp.	4,447
214	HD Supply Holdings, Inc. (a)	4,019
125	MSC Industrial Direct Co., Inc., Class A	9,656

		18,122

	Total Industrials	128,731

	Information Technology — 13.6%
	Communications Equipment — 0.8%
136	Aruba Networks, Inc. (a)	2,083
38	F5 Networks, Inc. (a)	2,621
63	Palo Alto Networks, Inc. (a)	2,660

		7,364

	Electronic Equipment, Instruments & Components — 2.3%
173	Amphenol Corp., Class A	13,505
140	Arrow Electronics, Inc. (a)	5,584
48	CDW Corp. (a)	899

		19,988

	Internet Software & Services — 1.5%
105	Akamai Technologies, Inc. (a)	4,459
30	LinkedIn Corp., Class A (a)	5,420
44	OpenTable, Inc. (a)	2,833

		12,712

	IT Services — 2.7%
44	Alliance Data Systems Corp. (a)	8,038
130	CoreLogic, Inc. (a)	3,007
81	FleetCor Technologies, Inc. (a)	6,602
117	Jack Henry & Associates, Inc.	5,536

		23,183

	Semiconductors & Semiconductor Equipment — 4.3%
141	Analog Devices, Inc.	6,364
374	Applied Materials, Inc.	5,575
202	Avago Technologies Ltd., (Singapore)	7,558
101	KLA-Tencor Corp.	5,618
297	Xilinx, Inc.	11,747

		36,862

	Software — 2.0%
96	Red Hat, Inc. (a)	4,591
50	SolarWinds, Inc. (a)	1,948
70	Splunk, Inc. (a)	3,236
114	Synopsys, Inc. (a)	4,087
54	Workday, Inc., Class A (a)	3,435

		17,297

	Total Information Technology	117,406

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 5.5%
	Chemicals — 3.7%
52	Airgas, Inc.	4,928
81	Albemarle Corp.	5,066
43	PPG Industries, Inc.	6,354
65	Sherwin-Williams Co. (The)	11,548
53	Sigma-Aldrich Corp.	4,281

		32,177

	Containers & Packaging — 1.8%
175	Ball Corp.	7,254
40	Rock Tenn Co., Class A	3,998
92	Silgan Holdings, Inc.	4,305

		15,557

	Total Materials	47,734

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
51	Telephone & Data Systems, Inc.	1,266

	Utilities — 4.6%
	Electric Utilities — 1.6%
87	Edison International	4,171
46	NV Energy, Inc.	1,082
136	Westar Energy, Inc.	4,360
159	Xcel Energy, Inc.	4,492

		14,105

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
109	Questar Corp.	2,600

	Multi-Utilities — 2.7%
188	CenterPoint Energy, Inc.	4,418
166	CMS Energy Corp.	4,509
173	NiSource, Inc.	4,962
68	Sempra Energy	5,599
89	Wisconsin Energy Corp.	3,655

		23,143

	Total Utilities	39,848

	Total Common Stocks (Cost $787,952)	845,991

Short-Term Investment — 2.0%
	Investment Company — 2.0%
17,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $17,356)	17,356

	Total Investments — 100.0% (Cost $805,308)	863,347
	Other Assets in Excess of Liabilities — 0.0% (g)	73

	NET ASSETS — 100.0%	$863,420

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 21.6%
	Automobiles — 1.3%
158	Harley-Davidson, Inc.	8,672
34	Tesla Motors, Inc. (a)	3,653

		12,325

	Distributors — 0.4%
52	Genuine Parts Co.	4,062

	Hotels, Restaurants & Leisure — 2.6%
43	Darden Restaurants, Inc.	2,179
299	Marriott International, Inc., Class A	12,055
55	Wynn Resorts Ltd.	6,976
53	Yum! Brands, Inc.	3,700

		24,910

	Household Durables — 1.3%
49	Jarden Corp. (a)	2,154
92	Mohawk Industries, Inc. (a)	10,352

		12,506

	Internet & Catalog Retail — 0.8%
76	Expedia, Inc.	4,585
46	TripAdvisor, Inc. (a)	2,782

		7,367

	Media — 2.1%
51	Cablevision Systems Corp., Class A	858
72	CBS Corp. (Non-Voting), Class B	3,523
115	Clear Channel Outdoor Holdings, Inc., Class A (a)	859
57	Discovery Communications, Inc., Class A (a)	4,363
142	DISH Network Corp., Class A	6,042
59	Gannett Co., Inc.	1,444
54	Madison Square Garden Co. (The), Class A (a)	3,211

		20,300

	Multiline Retail — 1.4%
96	Family Dollar Stores, Inc.	5,982
150	Kohl’s Corp.	7,566

		13,548

	Specialty Retail — 9.0%
18	AutoZone, Inc. (a)	7,550
96	Bed Bath & Beyond, Inc. (a)	6,828
94	GameStop Corp., Class A	3,930
162	Gap, Inc. (The)	6,777
142	GNC Holdings, Inc., Class A	6,256
105	O’Reilly Automotive, Inc. (a)	11,780
70	PetSmart, Inc.	4,670
110	Ross Stores, Inc.	7,142

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
39	Tiffany & Co.	2,835
89	TJX Cos., Inc.	4,464
54	Tractor Supply Co.	6,304
141	Urban Outfitters, Inc. (a)	5,687
215	Williams-Sonoma, Inc.	12,011

		86,234

	Textiles, Apparel & Luxury Goods — 2.7%
79	Lululemon Athletica, Inc., (Canada) (a)	5,166
136	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,447
39	PVH Corp.	4,931
60	Under Armour, Inc., Class A (a)	3,582
22	V.F. Corp.	4,294

		26,420

	Total Consumer Discretionary	207,672

	Consumer Staples — 2.9%
	Beverages — 1.2%
82	Beam, Inc.	5,188
36	Brown-Forman Corp., Class B	2,414
88	Dr. Pepper Snapple Group, Inc.	4,064

		11,666

	Food Products — 0.9%
48	Hershey Co. (The)	4,309
13	JM Smucker Co. (The)	1,300
176	WhiteWave Foods Co., Class A (a)	2,857

		8,466

	Household Products — 0.4%
42	Energizer Holdings, Inc.	4,191

	Personal Products — 0.4%
178	Avon Products, Inc.	3,739

	Total Consumer Staples	28,062

	Energy — 5.9%
	Energy Equipment & Services — 1.0%
66	Cameron International Corp. (a)	4,033
75	Oceaneering International, Inc.	5,415

		9,448

	Oil, Gas & Consumable Fuels — 4.9%
100	Cabot Oil & Gas Corp.	7,109
70	Concho Resources, Inc. (a)	5,886
76	Devon Energy Corp.	3,935
128	Energen Corp.	6,666
65	EQT Corp.	5,161
98	PBF Energy, Inc.	2,550

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
82	Plains All American Pipeline LP	4,588
119	QEP Resources, Inc.	3,319
57	Range Resources Corp.	4,431
125	Williams Cos., Inc. (The)	4,063

		47,708

	Total Energy	57,156

	Financials — 18.6%
	Capital Markets — 4.4%
89	Ameriprise Financial, Inc.	7,207
227	Blackstone Group LP (The)	4,781
227	Charles Schwab Corp. (The)	4,809
184	Invesco Ltd.	5,840
111	Lazard Ltd., (Bermuda), Class A	3,565
79	Northern Trust Corp.	4,565
153	T. Rowe Price Group, Inc.	11,210

		41,977

	Commercial Banks — 4.6%
50	City National Corp.	3,158
32	Cullen/Frost Bankers, Inc.	2,140
145	East West Bancorp, Inc.	3,993
387	Fifth Third Bancorp	6,980
63	First Republic Bank	2,426
264	Huntington Bancshares, Inc.	2,077
97	M&T Bank Corp.	10,795
55	Signature Bank (a)	4,566
160	SunTrust Banks, Inc.	5,060
96	Zions Bancorporation	2,774

		43,969

	Diversified Financial Services — 0.8%
123	Moody’s Corp.	7,464

	Insurance — 5.7%
12	Alleghany Corp. (a)	4,431
59	Aon plc, (United Kingdom)	3,771
125	Axis Capital Holdings Ltd., (Bermuda)	5,727
47	Chubb Corp. (The)	3,974
134	Hartford Financial Services Group, Inc.	4,139
186	Loews Corp.	8,238
202	Marsh & McLennan Cos., Inc.	8,064
214	Old Republic International Corp.	2,759
23	OneBeacon Insurance Group Ltd., Class A	328
166	Unum Group	4,863
96	W.R. Berkley Corp.	3,938
144	XL Group plc, (Ireland)	4,375

		54,607

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 2.1%
184	Annaly Capital Management, Inc.	2,311
88	HCP, Inc.	3,980
119	Kimco Realty Corp.	2,546
93	Prologis, Inc.	3,512
67	Regency Centers Corp.	3,424
60	Vornado Realty Trust	4,983

		20,756

	Real Estate Management & Development — 0.5%
193	Brookfield Office Properties, Inc.	3,220
68	CBRE Group, Inc., Class A (a)	1,593

		4,813

	Thrifts & Mortgage Finance — 0.5%
27	Capitol Federal Financial, Inc.	323
145	Hudson City Bancorp, Inc.	1,324
203	People’s United Financial, Inc.	3,024

		4,671

	Total Financials	178,257

	Health Care — 9.9%
	Biotechnology — 1.8%
31	Alexion Pharmaceuticals, Inc. (a)	2,896
52	Onyx Pharmaceuticals, Inc. (a)	5,701
14	Regeneron Pharmaceuticals, Inc. (a)	3,216
75	Vertex Pharmaceuticals, Inc. (a)	5,974

		17,787

	Health Care Equipment & Supplies — 0.9%
97	CareFusion Corp. (a)	3,574
75	Sirona Dental Systems, Inc. (a)	4,954

		8,528

	Health Care Providers & Services — 3.9%
79	AmerisourceBergen Corp.	4,420
187	Brookdale Senior Living, Inc. (a)	4,934
90	Cigna Corp.	6,497
31	DaVita HealthCare Partners, Inc. (a)	3,769
112	Health Net, Inc. (a)	3,564
38	Henry Schein, Inc. (a)	3,591
125	Humana, Inc.	10,533

		37,308

	Life Sciences Tools & Services — 1.8%
167	Agilent Technologies, Inc.	7,158
190	Bruker Corp. (a)	3,072
90	Illumina, Inc. (a)	6,749

		16,979

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 1.5%
49	Actavis, Inc. (a)	6,134
97	Valeant Pharmaceuticals International, Inc. (a)	8,307

		14,441

	Total Health Care	95,043

	Industrials — 14.7%
	Airlines — 0.6%
328	Delta Air Lines, Inc. (a)	6,139

	Building Products — 1.0%
241	Fortune Brands Home & Security, Inc.	9,339

	Commercial Services & Supplies — 0.8%
42	Republic Services, Inc.	1,427
60	Stericycle, Inc. (a)	6,577

		8,004

	Construction & Engineering — 0.6%
96	Fluor Corp.	5,694

	Electrical Equipment — 2.2%
67	Acuity Brands, Inc.	5,022
118	AMETEK, Inc.	4,981
102	Generac Holdings, Inc.	3,783
31	Hubbell, Inc., Class B	3,089
75	Regal-Beloit Corp.	4,890

		21,765

	Industrial Conglomerates — 1.3%
199	Carlisle Cos., Inc.	12,390

	Machinery — 3.2%
102	Flowserve Corp.	5,525
101	IDEX Corp.	5,455
127	Pall Corp.	8,443
117	Rexnord Corp. (a)	1,964
59	Snap-on, Inc.	5,315
75	Wabtec Corp.	4,004

		30,706

	Marine — 0.6%
72	Kirby Corp. (a)	5,719

	Professional Services — 1.0%
85	Equifax, Inc.	5,003
134	Nielsen Holdings N.V.	4,505

		9,508

	Road & Rail — 1.3%
37	Canadian Pacific Railway Ltd., (Canada)	4,491
108	J.B. Hunt Transport Services, Inc.	7,802

		12,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
176	Air Lease Corp.	4,845
236	HD Supply Holdings, Inc. (a)	4,442
137	MSC Industrial Direct Co., Inc., Class A	10,626

		19,913

	Total Industrials	141,470

	Information Technology — 13.4%
	Communications Equipment — 0.8%
149	Aruba Networks, Inc. (a)	2,281
41	F5 Networks, Inc. (a)	2,849
69	Palo Alto Networks, Inc. (a)	2,892

		8,022

	Electronic Equipment, Instruments & Components — 2.3%
192	Amphenol Corp., Class A	14,971
154	Arrow Electronics, Inc. (a)	6,121
53	CDW Corp. (a)	994

		22,086

	Internet Software & Services — 1.4%
113	Akamai Technologies, Inc. (a)	4,825
33	LinkedIn Corp., Class A (a)	5,866
48	OpenTable, Inc. (a)	3,044

		13,735

	IT Services — 2.7%
49	Alliance Data Systems Corp. (a)	8,798
141	CoreLogic, Inc. (a)	3,267
89	FleetCor Technologies, Inc. (a)	7,227
132	Jack Henry & Associates, Inc.	6,219

		25,511

	Semiconductors & Semiconductor Equipment — 4.2%
156	Analog Devices, Inc.	7,012
405	Applied Materials, Inc.	6,031
220	Avago Technologies Ltd., (Singapore)	8,216
110	KLA-Tencor Corp.	6,149
328	Xilinx, Inc.	13,007

		40,415

	Software — 2.0%
104	Red Hat, Inc. (a)	4,988
55	SolarWinds, Inc. (a)	2,115
76	Splunk, Inc. (a)	3,514
129	Synopsys, Inc. (a)	4,622
58	Workday, Inc., Class A (a)	3,711

		18,950

	Total Information Technology	128,719

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 5.6%
	Chemicals — 3.8%
58	Airgas, Inc.	5,579
92	Albemarle Corp.	5,736
48	PPG Industries, Inc.	7,086
73	Sherwin-Williams Co. (The)	12,805
60	Sigma-Aldrich Corp.	4,842

		36,048

	Containers & Packaging — 1.8%
191	Ball Corp.	7,942
46	Rock Tenn Co., Class A	4,620
104	Silgan Holdings, Inc.	4,871

		17,433

	Total Materials	53,481

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
59	Telephone & Data Systems, Inc.	1,466

	Utilities — 4.6%
	Electric Utilities — 1.6%
96	Edison International	4,606
51	NV Energy, Inc.	1,196
151	Westar Energy, Inc.	4,813
175	Xcel Energy, Inc.	4,960

		15,575

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
120	Questar Corp.	2,871

	Multi-Utilities — 2.7%
213	CenterPoint Energy, Inc.	5,000
183	CMS Energy Corp.	4,978
190	NiSource, Inc.	5,445
74	Sempra Energy	6,013
103	Wisconsin Energy Corp.	4,224

		25,660

	Total Utilities	44,106

	Total Common Stocks (Cost $667,359)	935,432

Short-Term Investment — 2.2%
	Investment Company — 2.2%
20,751	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $20,751)	20,751

	Total Investments — 99.6% (Cost $688,110)	956,183
	Other Assets in Excess of Liabilities — 0.4%	4,044

	NET ASSETS — 100.0%	$960,227

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 22.3%
	Automobiles — 2.6%
529	Harley-Davidson, Inc.	28,984
113	Tesla Motors, Inc. (a)	12,150

		41,134

	Hotels, Restaurants & Leisure — 3.0%
625	Marriott International, Inc., Class A	25,231
176	Wynn Resorts Ltd.	22,515

		47,746

	Household Durables — 1.1%
159	Mohawk Industries, Inc. (a)	17,841

	Media — 1.6%
187	Discovery Communications, Inc., Class A (a)	14,462
181	Madison Square Garden Co. (The), Class A (a)	10,712

		25,174

	Specialty Retail — 10.3%
303	GameStop Corp., Class A	12,752
469	GNC Holdings, Inc., Class A	20,748
356	O’Reilly Automotive, Inc. (a)	40,138
33	PetSmart, Inc.	2,204
370	Ross Stores, Inc.	23,960
180	Tractor Supply Co.	21,111
469	Urban Outfitters, Inc. (a)	18,855
405	Williams-Sonoma, Inc.	22,613

		162,381

	Textiles, Apparel & Luxury Goods — 3.7%
261	Lululemon Athletica, Inc., (Canada) (a)	17,100
459	Michael Kors Holdings Ltd., (Hong Kong) (a)	28,455
201	Under Armour, Inc., Class A (a)	11,972

		57,527

	Total Consumer Discretionary	351,803

	Consumer Staples — 1.4%
	Food Products — 0.6%
581	WhiteWave Foods Co., Class A (a)	9,445

	Personal Products — 0.8%
587	Avon Products, Inc.	12,334

	Total Consumer Staples	21,779

	Energy — 6.6%
	Energy Equipment & Services — 2.0%
218	Cameron International Corp. (a)	13,349
249	Oceaneering International, Inc.	17,942

		31,291

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.6%
331	Cabot Oil & Gas Corp.	23,472
233	Concho Resources, Inc. (a)	19,524
275	Plains All American Pipeline LP	15,353
190	Range Resources Corp.	14,675

		73,024

	Total Energy	104,315

	Financials — 10.4%
	Capital Markets — 3.0%
752	Blackstone Group LP (The)	15,841
367	Lazard Ltd., (Bermuda), Class A	11,796
272	T. Rowe Price Group, Inc.	19,886

		47,523

	Commercial Banks — 2.8%
478	East West Bancorp, Inc.	13,142
137	M&T Bank Corp.	15,343
181	Signature Bank (a)	15,035

		43,520

	Diversified Financial Services — 1.6%
407	Moody’s Corp.	24,768

	Insurance — 2.0%
194	Aon plc, (United Kingdom)	12,490
415	Axis Capital Holdings Ltd., (Bermuda)	18,990

		31,480

	Real Estate Investment Trusts (REITs) — 0.7%
308	Prologis, Inc.	11,622

	Real Estate Management & Development — 0.3%
225	CBRE Group, Inc., Class A (a)	5,244

	Total Financials	164,157

	Health Care — 15.0%
	Biotechnology — 3.7%
104	Alexion Pharmaceuticals, Inc. (a)	9,574
172	Onyx Pharmaceuticals, Inc. (a)	18,792
47	Regeneron Pharmaceuticals, Inc. (a)	10,614
249	Vertex Pharmaceuticals, Inc. (a)	19,848

		58,828

	Health Care Equipment & Supplies — 1.0%
249	Sirona Dental Systems, Inc. (a)	16,411

	Health Care Providers & Services — 3.7%
618	Brookdale Senior Living, Inc. (a)	16,345
103	DaVita HealthCare Partners, Inc. (a)	12,466
371	Health Net, Inc. (a)	11,796

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
203	Humana, Inc.	17,148

		57,755

	Life Sciences Tools & Services — 3.6%
551	Agilent Technologies, Inc.	23,541
629	Bruker Corp. (a)	10,158
302	Illumina, Inc. (a)	22,602

		56,301

	Pharmaceuticals — 3.0%
160	Actavis, Inc. (a)	20,246
320	Valeant Pharmaceuticals International, Inc. (a)	27,554

		47,800

	Total Health Care	237,095

	Industrials — 19.9%
	Airlines — 1.3%
1,088	Delta Air Lines, Inc. (a)	20,355

	Building Products — 1.1%
457	Fortune Brands Home & Security, Inc.	17,716

	Commercial Services & Supplies — 1.4%
198	Stericycle, Inc. (a)	21,829

	Construction & Engineering — 1.2%
317	Fluor Corp.	18,777

	Electrical Equipment — 1.8%
220	Acuity Brands, Inc.	16,629
338	Generac Holdings, Inc.	12,506

		29,135

	Industrial Conglomerates — 1.5%
380	Carlisle Cos., Inc.	23,678

	Machinery — 3.8%
343	Flowserve Corp.	18,509
418	Pall Corp.	27,775
248	Wabtec Corp.	13,236

		59,520

	Marine — 1.2%
238	Kirby Corp. (a)	18,946

	Professional Services — 0.9%
444	Nielsen Holdings N.V.	14,924

	Road & Rail — 2.6%
123	Canadian Pacific Railway Ltd., (Canada)	14,881
358	J.B. Hunt Transport Services, Inc.	25,869

		40,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 3.1%
586	Air Lease Corp.	16,168
777	HD Supply Holdings, Inc. (a)	14,600
233	MSC Industrial Direct Co., Inc., Class A	18,048

		48,816

	Total Industrials	314,446

	Information Technology — 18.6%
	Communications Equipment — 1.7%
491	Aruba Networks, Inc. (a)	7,546
137	F5 Networks, Inc. (a)	9,419
227	Palo Alto Networks, Inc. (a)	9,566

		26,531

	Electronic Equipment, Instruments & Components — 1.7%
336	Amphenol Corp., Class A	26,188

	Internet Software & Services — 2.9%
380	Akamai Technologies, Inc. (a)	16,147
110	LinkedIn Corp., Class A (a)	19,631
160	OpenTable, Inc. (a)	10,245

		46,023

	IT Services — 4.1%
162	Alliance Data Systems Corp. (a)	29,291
467	CoreLogic, Inc. (a)	10,811
296	FleetCor Technologies, Inc. (a)	24,032

		64,134

	Semiconductors & Semiconductor Equipment — 5.2%
1,355	Applied Materials, Inc.	20,205
729	Avago Technologies Ltd., (Singapore)	27,257
210	KLA-Tencor Corp.	11,675
595	Xilinx, Inc.	23,568

		82,705

	Software — 3.0%
346	Red Hat, Inc. (a)	16,529
180	SolarWinds, Inc. (a)	6,982
251	Splunk, Inc. (a)	11,636
194	Workday, Inc., Class A (a)	12,421

		47,568

	Total Information Technology	293,149

	Materials — 3.6%
	Chemicals — 3.6%
159	PPG Industries, Inc.	23,294
187	Sherwin-Williams Co. (The)	33,024

	Total Materials	56,318

	Total Common Stocks (Cost $1,131,158)	1,543,062

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
27,053	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $27,053)	27,053

	Total Investments — 99.5% (Cost $1,158,211)	1,570,115
	Other Assets in Excess of Liabilities — 0.5%	7,682

	NET ASSETS — 100.0%	$1,577,797

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 21.2%
	Distributors — 0.9%
1,441	Genuine Parts Co.	112,465

	Hotels, Restaurants & Leisure — 2.1%
1,211	Darden Restaurants, Inc.	61,121
2,941	Marriott International, Inc., Class A	118,714
1,457	Yum! Brands, Inc.	100,994

		280,829

	Household Durables — 1.5%
1,387	Jarden Corp. (a)	60,689
1,235	Mohawk Industries, Inc. (a)	138,970

		199,659

	Internet & Catalog Retail — 1.6%
2,141	Expedia, Inc.	128,796
1,265	TripAdvisor, Inc. (a)	77,018

		205,814

	Media — 2.6%
1,360	Cablevision Systems Corp., Class A	22,870
1,996	CBS Corp. (Non-Voting), Class B	97,538
3,065	Clear Channel Outdoor Holdings, Inc., Class A (a)	22,866
3,868	DISH Network Corp., Class A	164,487
1,574	Gannett Co., Inc.	38,510

		346,271

	Multiline Retail — 2.8%
2,693	Family Dollar Stores, Inc.	167,801
4,073	Kohl’s Corp.	205,727

		373,528

	Specialty Retail — 7.8%
484	AutoZone, Inc. (a)	205,234
2,620	Bed Bath & Beyond, Inc. (a)	185,747
4,419	Gap, Inc. (The)	184,394
1,637	PetSmart, Inc.	109,683
1,092	Tiffany & Co.	79,519
2,502	TJX Cos., Inc.	125,227
2,661	Williams-Sonoma, Inc.	148,715

		1,038,519

	Textiles, Apparel & Luxury Goods — 1.9%
1,075	PVH Corp.	134,435
607	V.F. Corp.	117,200

		251,635

	Total Consumer Discretionary	2,808,720

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 4.5%
	Beverages — 2.4%
2,316	Beam, Inc.	146,148
979	Brown-Forman Corp., Class B	66,134
2,492	Dr. Pepper Snapple Group, Inc.	114,470

		326,752

	Food Products — 1.2%
1,336	Hershey Co. (The)	119,322
348	JM Smucker Co. (The)	35,909

		155,231

	Household Products — 0.9%
1,173	Energizer Holdings, Inc.	117,918

	Total Consumer Staples	599,901

	Energy — 5.3%
	Oil, Gas & Consumable Fuels — 5.3%
2,068	Devon Energy Corp.	107,294
3,403	Energen Corp.	177,843
1,772	EQT Corp.	140,644
2,756	PBF Energy, Inc.	71,389
3,265	QEP Resources, Inc.	90,700
3,410	Williams Cos., Inc. (The)	110,739

	Total Energy	698,609

	Financials — 26.5%
	Capital Markets — 5.7%
2,408	Ameriprise Financial, Inc.	194,786
6,236	Charles Schwab Corp. (The)	132,401
5,140	Invesco Ltd.	163,438
2,150	Northern Trust Corp.	124,496
1,902	T. Rowe Price Group, Inc.	139,149

		754,270

	Commercial Banks — 6.2%
1,329	City National Corp.	84,250
855	Cullen/Frost Bankers, Inc.	57,079
10,519	Fifth Third Bancorp	189,866
1,701	First Republic Bank	65,473
7,112	Huntington Bancshares, Inc.	56,046
1,460	M&T Bank Corp.	163,100
4,368	SunTrust Banks, Inc.	137,910
2,634	Zions Bancorporation	76,069

		829,793

	Insurance — 9.3%
308	Alleghany Corp. (a)	118,150
1,253	Chubb Corp. (The)	106,038

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
3,653	Hartford Financial Services Group, Inc.	112,958
5,042	Loews Corp.	223,874
5,681	Marsh & McLennan Cos., Inc.	226,794
5,865	Old Republic International Corp.	75,477
570	OneBeacon Insurance Group Ltd., Class A	8,257
4,514	Unum Group	132,576
2,715	W.R. Berkley Corp.	110,936
3,850	XL Group plc, (Ireland)	116,719

		1,231,779

	Real Estate Investment Trusts (REITs) — 3.6%
5,179	Annaly Capital Management, Inc.	65,103
2,436	HCP, Inc.	110,678
3,346	Kimco Realty Corp.	71,711
1,839	Regency Centers Corp.	93,453
1,694	Vornado Realty Trust	140,368

		481,313

	Real Estate Management & Development — 0.7%
5,272	Brookfield Office Properties, Inc.	87,932

	Thrifts & Mortgage Finance — 1.0%
708	Capitol Federal Financial, Inc.	8,597
3,902	Hudson City Bancorp, Inc.	35,744
5,571	People’s United Financial, Inc.	83,003

		127,344

	Total Financials	3,512,431

	Health Care — 4.9%
	Health Care Equipment & Supplies — 0.8%
2,694	CareFusion Corp. (a)	99,280

	Health Care Providers & Services — 4.1%
2,159	AmerisourceBergen Corp.	120,546
2,482	Cigna Corp.	179,886
1,024	Henry Schein, Inc. (a)	98,094
1,771	Humana, Inc.	149,474

		548,000

	Total Health Care	647,280

	Industrials — 9.7%
	Building Products — 0.8%
2,757	Fortune Brands Home & Security, Inc.	106,794

	Commercial Services & Supplies — 0.3%
1,168	Republic Services, Inc.	39,640

	Electrical Equipment — 2.7%
3,209	AMETEK, Inc.	135,741
869	Hubbell, Inc., Class B	86,054

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
2,095	Regal-Beloit Corp.	135,848

		357,643

	Industrial Conglomerates — 1.1%
2,371	Carlisle Cos., Inc.	147,734

	Machinery — 2.6%
2,851	IDEX Corp.	153,433
3,194	Rexnord Corp. (a)	53,820
1,620	Snap-on, Inc.	144,790

		352,043

	Professional Services — 1.1%
2,383	Equifax, Inc.	140,449

	Trading Companies & Distributors — 1.1%
1,871	MSC Industrial Direct Co., Inc., Class A	144,913

	Total Industrials	1,289,216

	Information Technology — 8.4%
	Electronic Equipment, Instruments & Components — 3.0%
2,469	Amphenol Corp., Class A	192,420
4,319	Arrow Electronics, Inc. (a)	172,113
1,484	CDW Corp. (a)	27,623

		392,156

	IT Services — 1.3%
3,612	Jack Henry & Associates, Inc.	170,256

	Semiconductors & Semiconductor Equipment — 3.2%
4,353	Analog Devices, Inc.	196,145
1,306	KLA-Tencor Corp.	72,805
4,056	Xilinx, Inc.	160,640

		429,590

	Software — 0.9%
3,524	Synopsys, Inc. (a)	125,998

	Total Information Technology	1,118,000

	Materials — 7.5%
	Chemicals — 3.9%
1,591	Airgas, Inc.	151,913
2,507	Albemarle Corp.	156,149
435	Sherwin-Williams Co. (The)	76,855
1,642	Sigma-Aldrich Corp.	131,950

		516,867

	Containers & Packaging — 3.6%
5,382	Ball Corp.	223,568
1,234	Rock Tenn Co., Class A	123,248

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Containers & Packaging — Continued
2,826	Silgan Holdings, Inc.	132,705

		479,521

	Total Materials	996,388

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
1,585	Telephone & Data Systems, Inc.	39,077

	Utilities — 9.2%
	Electric Utilities — 3.3%
2,657	Edison International	127,959
1,416	NV Energy, Inc.	33,224
4,183	Westar Energy, Inc.	133,681
4,862	Xcel Energy, Inc.	137,796

		432,660

	Gas Utilities — 0.6%
3,344	Questar Corp.	79,758

	Multi-Utilities — 5.3%
5,798	CenterPoint Energy, Inc.	136,198
5,093	CMS Energy Corp.	138,389
5,340	NiSource, Inc.	152,948

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
2,066	Sempra Energy	168,950
2,749	Wisconsin Energy Corp.	112,681

		709,166

	Total Utilities	1,221,584

	Total Common Stocks (Cost $9,504,192)	12,931,206

Short-Term Investment — 2.4%
	Investment Company — 2.4%
322,830	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $322,830)	322,830

	Total Investments — 99.9% (Cost $9,827,022)	13,254,036
	Other Assets in Excess of Liabilities — 0.1%	8,946

	NET ASSETS — 100.0%	$13,262,982

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.5% (j)
Common Stocks — 91.0%
	Consumer Discretionary — 15.7%
	Auto Components — 0.4%
70	Dana Holding Corp.	1,340

	Automobiles — 0.8%
76	Ford Motor Co.	1,183
43	General Motors Co. (a)	1,426

		2,609

	Diversified Consumer Services — 0.9%
26	Apollo Group, Inc., Class A (a)	455
20	Coinstar, Inc. (a)	1,176
47	Service Corp. International	843
16	Weight Watchers International, Inc.	749

		3,223

	Hotels, Restaurants & Leisure — 2.5%
17	Bally Technologies, Inc. (a)	959
43	Brinker International, Inc.	1,681
15	Cracker Barrel Old Country Store, Inc.	1,378
57	International Game Technology	948
20	Marriott Vacations Worldwide Corp. (a)	858
53	MGM Resorts International (a)	786
41	Texas Roadhouse, Inc.	1,034
17	Wyndham Worldwide Corp.	954

		8,598

	Household Durables — 1.5%
17	Garmin Ltd., (Switzerland)	618
40	Jarden Corp. (a)	1,754
71	PulteGroup, Inc. (a)	1,345
10	Ryland Group, Inc. (The)	411
8	Whirlpool Corp.	882

		5,010

	Internet & Catalog Retail — 1.0%
18	Expedia, Inc.	1,054
36	HomeAway, Inc. (a)	1,180
45	Liberty Interactive Corp., Class A (a)	1,037

		3,271

	Leisure Equipment & Products — 0.5%
23	Hasbro, Inc.	1,046
13	Sturm Ruger & Co., Inc.	607

		1,653

	Media — 2.6%
17	AMC Networks, Inc., Class A (a)	1,131
27	Comcast Corp., Class A	1,124
19	DISH Network Corp., Class A	815

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
32	Gannett Co., Inc.	787
48	Lions Gate Entertainment Corp. (a)	1,309
9	Meredith Corp.	418
15	News Corp., Class A	473
17	Omnicom Group, Inc.	1,094
5	Regal Entertainment Group, Class A	98
15	Scripps Networks Interactive, Inc., Class A	1,005
35	Valassis Communications, Inc.	858

		9,112

	Multiline Retail — 0.9%
40	Dillard’s, Inc., Class A	3,245

	Specialty Retail — 3.9%
16	Abercrombie & Fitch Co., Class A	733
40	American Eagle Outfitters, Inc.	737
25	Buckle, Inc. (The)	1,313
32	Foot Locker, Inc.	1,116
39	GameStop Corp., Class A	1,630
25	Gap, Inc. (The)	1,059
159	Office Depot, Inc. (a)	617
9	O’Reilly Automotive, Inc. (a)	992
26	Penske Automotive Group, Inc.	806
2	PetSmart, Inc.	135
206	Staples, Inc.	3,262
20	TJX Cos., Inc.	1,008

		13,408

	Textiles, Apparel & Luxury Goods — 0.7%
18	Carter’s, Inc.	1,341
22	Hanesbrands, Inc.	1,139

		2,480

	Total Consumer Discretionary	53,949

	Consumer Staples — 6.9%
	Beverages — 0.5%
12	Constellation Brands, Inc., Class A (a)	644
24	Molson Coors Brewing Co., Class B	1,135

		1,779

	Food & Staples Retailing — 2.1%
24	CVS Caremark Corp.	1,372
35	Kroger Co. (The)	1,217
700	Rite Aid Corp. (a)	2,002
54	Safeway, Inc.	1,275
33	Walgreen Co.	1,477

		7,343

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Food Products — 2.0%
68	Dean Foods Co. (a)	685
20	Green Mountain Coffee Roasters, Inc. (a)	1,494
23	Ingredion, Inc.	1,481
10	JM Smucker Co. (The)	1,003
16	Sanderson Farms, Inc.	1,057
51	Tyson Foods, Inc., Class A	1,320

		7,040

	Household Products — 0.8%
28	Energizer Holdings, Inc.	2,764

	Personal Products — 0.7%
19	Herbalife Ltd., (Cayman Islands)	868
23	Nu Skin Enterprises, Inc., Class A	1,383

		2,251

	Tobacco — 0.8%
24	Altria Group, Inc.	854
20	Lorillard, Inc.	892
16	Universal Corp.	902

		2,648

	Total Consumer Staples	23,825

	Energy — 7.3%
	Energy Equipment & Services — 3.4%
5	Bristow Group, Inc.	358
44	C&J Energy Services, Inc. (a)	857
35	Diamond Offshore Drilling, Inc.	2,408
17	Ensco plc, (United Kingdom), Class A	980
21	Helix Energy Solutions Group, Inc. (a)	482
73	McDermott International, Inc. (a)	598
44	Nabors Industries Ltd., (Bermuda)	678
12	Oil States International, Inc. (a)	1,076
13	Rowan Cos. plc, Class A (a)	450
67	RPC, Inc.	928
40	Superior Energy Services, Inc. (a)	1,041
17	Tidewater, Inc.	989
21	Unit Corp. (a)	896

		11,741

	Oil, Gas & Consumable Fuels — 3.9%
33	Anadarko Petroleum Corp.	2,863
6	Chevron Corp.	739
16	ConocoPhillips	995
31	Delek U.S. Holdings, Inc.	883
9	HollyFrontier Corp.	374
25	Newfield Exploration Co. (a)	592
15	Noble Energy, Inc.	924

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
24	Oasis Petroleum, Inc. (a)	950
21	Phillips 66	1,248
18	Rosetta Resources, Inc. (a)	750
32	Ship Finance International Ltd., (Bermuda)	472
24	Southwestern Energy Co. (a)	883
38	Stone Energy Corp. (a)	829
4	Tesoro Corp.	184
28	Western Refining, Inc.	774

		13,460

	Total Energy	25,201

	Financials — 9.1%
	Capital Markets — 1.0%
6	Ameriprise Financial, Inc.	477
49	Ares Capital Corp.	849
37	Bank of New York Mellon Corp. (The)	1,033
30	Fifth Street Finance Corp.	308
6	Goldman Sachs Group, Inc. (The)	957

		3,624

	Commercial Banks — 2.4%
10	BB&T Corp.	326
37	East West Bancorp, Inc.	1,015
23	Fifth Third Bancorp	424
25	First Republic Bank	967
163	Huntington Bancshares, Inc.	1,287
11	PNC Financial Services Group, Inc. (The)	818
90	Regions Financial Corp.	858
38	U.S. Bancorp	1,386
31	Wells Fargo & Co.	1,268

		8,349

	Consumer Finance — 0.7%
21	Discover Financial Services	1,009
66	SLM Corp.	1,499

		2,508

	Diversified Financial Services — 0.7%
26	Citigroup, Inc.	1,232
19	Moody’s Corp.	1,127

		2,359

	Insurance — 3.1%
6	Allied World Assurance Co. Holdings AG, (Switzerland)	565
29	Allstate Corp. (The)	1,372
9	American Financial Group, Inc.	442
12	Aspen Insurance Holdings Ltd., (Bermuda)	430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Insurance — Continued
7	Everest Re Group Ltd., (Bermuda)	902
33	Fidelity National Financial, Inc., Class A	776
33	First American Financial Corp.	732
11	HCC Insurance Holdings, Inc.	459
35	Montpelier Re Holdings Ltd., (Bermuda)	886
12	PartnerRe Ltd., (Bermuda)	1,111
17	Platinum Underwriters Holdings Ltd., (Bermuda)	989
14	Prudential Financial, Inc.	1,002
4	RenaissanceRe Holdings Ltd., (Bermuda)	384
6	Travelers Cos., Inc. (The)	457

		10,507

	Real Estate Investment Trusts (REITs) — 0.9%
3	AvalonBay Communities, Inc.	376
32	Brandywine Realty Trust	428
18	CBL & Associates Properties, Inc.	393
13	Corporate Office Properties Trust	343
10	Highwoods Properties, Inc.	355
6	Post Properties, Inc.	301
5	SL Green Realty Corp.	407
12	Weingarten Realty Investors	374

		2,977

	Thrifts & Mortgage Finance — 0.3%
24	Ocwen Financial Corp. (a)	990

	Total Financials	31,314

	Health Care — 11.4%
	Biotechnology — 2.2%
15	Amgen, Inc.	1,439
11	Cubist Pharmaceuticals, Inc. (a)	544
10	Gilead Sciences, Inc. (a)	514
23	Isis Pharmaceuticals, Inc. (a)	606
54	PDL BioPharma, Inc.	418
38	Quintiles Transnational Holdings, Inc. (a)	1,608
24	United Therapeutics Corp. (a)	1,549
10	Vertex Pharmaceuticals, Inc. (a)	761

		7,439

	Health Care Equipment & Supplies — 3.0%
39	Alere, Inc. (a)	954
10	Becton, Dickinson & Co.	948
105	Boston Scientific Corp. (a)	970
94	CareFusion Corp. (a)	3,466
38	Medtronic, Inc.	1,981
33	ResMed, Inc.	1,468
21	Thoratec Corp. (a)	669

		10,456

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.6%
23	Aetna, Inc.	1,443
40	AmerisourceBergen Corp.	2,211
20	Centene Corp. (a)	1,024
22	Cigna Corp.	1,616
25	Community Health Systems, Inc.	1,191
29	HealthSouth Corp. (a)	830
29	Molina Healthcare, Inc. (a)	1,079
40	Omnicare, Inc.	1,887
13	WellPoint, Inc.	1,062

		12,343

	Health Care Technology — 0.2%
34	MedAssets, Inc. (a)	610

	Life Sciences Tools & Services — 0.3%
24	PAREXEL International Corp. (a)	1,118

	Pharmaceuticals — 2.1%
14	Actavis, Inc. (a)	1,795
6	Eli Lilly & Co.	293
31	Endo Health Solutions, Inc. (a)	1,129
13	Hospira, Inc. (a)	500
29	Mylan, Inc. (a)	911
32	Questcor Pharmaceuticals, Inc.	1,470
17	Salix Pharmaceuticals Ltd. (a)	1,109

		7,207

	Total Health Care	39,173

	Industrials — 14.0%
	Aerospace & Defense — 1.8%
13	Boeing Co. (The)	1,330
12	Esterline Technologies Corp. (a)	883
19	Huntington Ingalls Industries, Inc.	1,054
3	Northrop Grumman Corp.	259
55	Textron, Inc.	1,433
9	TransDigm Group, Inc.	1,334

		6,293

	Air Freight & Logistics — 0.1%
2	United Parcel Service, Inc., Class B	176

	Airlines — 0.7%
7	Alaska Air Group, Inc. (a)	375
83	Delta Air Lines, Inc. (a)	1,547
48	Southwest Airlines Co.	619

		2,541

	Commercial Services & Supplies — 1.6%
30	Avery Dennison Corp.	1,265
204	Pitney Bowes, Inc.	2,992

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
		Commercial Services & Supplies — Continued
89		R.R. Donnelley & Sons Co.	1,249

			5,506

		Construction & Engineering — 2.4%
106		AECOM Technology Corp. (a)	3,383
29		Chicago Bridge & Iron Co. N.V., (Netherlands)	1,756
24		EMCOR Group, Inc.	996
14		Fluor Corp.	808
30		URS Corp.	1,398

			8,341

		Electrical Equipment — 0.8%
20		Brady Corp., Class A	619
25		EnerSys, Inc.	1,204
25		General Cable Corp.	784

			2,607

		Industrial Conglomerates — 0.2%
37		General Electric Co.	861

		Machinery — 4.1%
18		AGCO Corp.	892
29		Briggs & Stratton Corp.	572
52		Crane Co.	3,092
25		Ingersoll-Rand plc, (Ireland)	1,382
51		ITT Corp.	1,506
6		Middleby Corp. (a)	1,000
59		Oshkosh Corp. (a)	2,229
—	(h)	Standex International Corp.	17
53		Terex Corp. (a)	1,382
46		Titan International, Inc.	769
29		Trinity Industries, Inc.	1,108

			13,949

		Marine — 0.2%
21		Matson, Inc.	525

		Professional Services — 0.9%
8		Corporate Executive Board Co. (The)	530
16		Manpowergroup, Inc.	884
21		Towers Watson & Co., Class A	1,702

			3,116

		Road & Rail — 1.1%
46		Avis Budget Group, Inc. (a)	1,330
29		Hertz Global Holdings, Inc. (a)	708
40		Swift Transportation Co. (a)	658
8		Union Pacific Corp.	1,259

			3,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.1%
7	United Rentals, Inc. (a)	332

	Total Industrials	48,202

	Information Technology — 16.1%
	Communications Equipment — 1.1%
59	ARRIS Group, Inc. (a)	854
15	Aruba Networks, Inc. (a)	225
59	Cisco Systems, Inc.	1,433
17	Harris Corp.	843
1	Plantronics, Inc.	59
39	Polycom, Inc. (a)	412

		3,826

	Computers & Peripherals — 2.5%
126	Hewlett-Packard Co.	3,124
53	NetApp, Inc. (a)	1,988
30	Seagate Technology plc, (Ireland)	1,363
34	Western Digital Corp.	2,123

		8,598

	Electronic Equipment, Instruments & Components — 1.2%
20	Avnet, Inc. (a)	660
56	Corning, Inc.	803
6	Dolby Laboratories, Inc., Class A	204
23	Ingram Micro, Inc., Class A (a)	436
52	Jabil Circuit, Inc.	1,064
21	SYNNEX Corp. (a)	890

		4,057

	Internet Software & Services — 1.4%
4	Equinix, Inc. (a)	775
1	Google, Inc., Class A (a)	968
6	ValueClick, Inc. (a)	139
122	Yahoo!, Inc. (a)	3,057

		4,939

	IT Services — 3.7%
91	Amdocs Ltd.	3,361
20	CACI International, Inc., Class A (a)	1,249
72	Computer Sciences Corp.	3,162
49	Convergys Corp.	859
13	CoreLogic, Inc. (a)	292
23	Fidelity National Information Services, Inc.	989
19	Gartner, Inc. (a)	1,104
9	Jack Henry & Associates, Inc.	428
25	NeuStar, Inc., Class A (a)	1,234

		12,678

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Office Electronics — 0.3%
90	Xerox Corp.	817
9	Zebra Technologies Corp., Class A (a)	382

		1,199

	Semiconductors & Semiconductor Equipment — 2.5%
46	Applied Materials, Inc.	690
30	Broadcom Corp., Class A	1,021
21	Freescale Semiconductor Ltd. (a)	287
19	KLA-Tencor Corp.	1,063
7	Lam Research Corp. (a)	308
96	Marvell Technology Group Ltd., (Bermuda)	1,127
162	Micron Technology, Inc. (a)	2,328
70	NVIDIA Corp.	981
101	PMC-Sierra, Inc. (a)	639

		8,444

	Software — 3.4%
62	Activision Blizzard, Inc.	891
13	BMC Software, Inc. (a)	599
48	CA, Inc.	1,380
91	Cadence Design Systems, Inc. (a)	1,312
37	Microsoft Corp.	1,291
20	Oracle Corp.	606
13	PTC, Inc. (a)	330
125	Rovi Corp. (a)	2,866
68	Symantec Corp.	1,536
48	Take-Two Interactive Software, Inc. (a)	713

		11,524

	Total Information Technology	55,265

	Materials — 5.6%
	Chemicals — 1.7%
20	Cabot Corp.	745
6	CF Industries Holdings, Inc.	1,104
24	H.B. Fuller Co.	924
71	Huntsman Corp.	1,176
5	Monsanto Co.	535
3	NewMarket Corp.	905
24	Olin Corp.	568

		5,957

	Containers & Packaging — 1.3%
17	Ball Corp.	711
19	Greif, Inc., Class A	978
36	Owens-Illinois, Inc. (a)	992
49	Sealed Air Corp.	1,183
13	Silgan Holdings, Inc.	588

		4,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.4%
88	Alcoa, Inc.	685
13	Kaiser Aluminum Corp.	788
13	Reliance Steel & Aluminum Co.	876
30	Steel Dynamics, Inc.	452
18	SunCoke Energy, Inc. (a)	257
36	United States Steel Corp.	631
35	Worthington Industries, Inc.	1,117

		4,806

	Paper & Forest Products — 1.2%
43	Domtar Corp., (Canada)	2,885
21	Schweitzer-Mauduit International, Inc.	1,064

		3,949

	Total Materials	19,164

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.2%
188	Frontier Communications Corp.	761
2	Verizon Communications, Inc.	108

		869

	Wireless Telecommunication Services — 0.2%
23	T-Mobile US, Inc. (a)	561

	Total Telecommunication Services	1,430

	Utilities — 4.5%
	Electric Utilities — 1.1%
16	Edison International	768
24	Exelon Corp.	748
20	FirstEnergy Corp.	745
53	Portland General Electric Co.	1,615

		3,876

	Gas Utilities — 1.2%
20	AGL Resources, Inc.	840
84	UGI Corp.	3,291

		4,131

	Independent Power Producers & Energy Traders — 1.5%
261	AES Corp.	3,125
94	Calpine Corp. (a)	1,992

		5,117

	Multi-Utilities — 0.4%
12	Ameren Corp.	419
29	CMS Energy Corp.	795

		1,214

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Water Utilities — 0.3%
31	Aqua America, Inc.	965

	Total Utilities	15,303

	Total Common Stocks (Cost $252,790)	312,826

Short-Term Investment — 7.5%
	Investment Company — 7.5%
25,816	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (Cost $25,816)	25,816

	Total Investments — 98.5% (Cost $278,606)	338,642
	Other Assets in Excess of Liabilities — 1.5%	5,144

	NET ASSETS — 100.0%	$343,786

Short Positions — 89.1%
Common Stocks — 89.1%
	Consumer Discretionary — 14.4%
	Auto Components — 0.5%
44	Johnson Controls, Inc.	1,564

	Automobiles — 0.7%
14	Harley-Davidson, Inc.	787
15	Tesla Motors, Inc. (a)	1,630

		2,417

	Distributors — 0.1%
18	LKQ Corp. (a)	464

	Diversified Consumer Services — 0.8%
28	DeVry, Inc.	862
42	Regis Corp.	685
34	Sotheby’s	1,308

		2,855

	Hotels, Restaurants & Leisure — 2.7%
28	BJ’s Restaurants, Inc. (a)	1,023
31	Carnival Corp.	1,079
4	Chipotle Mexican Grill, Inc. (a)	1,310
25	Dunkin’ Brands Group, Inc.	1,076
22	Hyatt Hotels Corp., Class A (a)	900
12	Las Vegas Sands Corp.	653
4	McDonald’s Corp.	388
18	Royal Caribbean Cruises Ltd.	605
18	Vail Resorts, Inc.	1,131
14	Yum! Brands, Inc.	999

		9,164

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.4%
15	Harman International Industries, Inc.	818
16	Tempur Sealy International, Inc. (a)	719

		1,537

	Media — 2.5%
14	Discovery Communications, Inc., Class A (a)	1,067
48	DreamWorks Animation SKG, Inc., Class A (a)	1,222
79	Interpublic Group of Cos., Inc. (The)	1,146
13	John Wiley & Sons, Inc., Class A	532
10	Lamar Advertising Co., Class A (a)	423
6	Liberty Global plc, (United Kingdom), Class A (a)	475
80	Live Nation Entertainment, Inc. (a)	1,234
49	New York Times Co. (The), Class A (a)	544
368	Sirius XM Radio, Inc.	1,234
17	Thomson Reuters Corp.	544

		8,421

	Multiline Retail — 1.1%
52	Family Dollar Stores, Inc.	3,214
9	Kohl’s Corp.	470

		3,684

	Specialty Retail — 3.5%
28	CarMax, Inc. (a)	1,303
31	Finish Line, Inc. (The), Class A	671
16	Group 1 Automotive, Inc.	1,033
20	Jos. A. Bank Clothiers, Inc. (a)	827
11	L Brands, Inc.	564
29	Monro Muffler Brake, Inc.	1,411
42	Pier 1 Imports, Inc.	976
38	Sally Beauty Holdings, Inc. (a)	1,194
26	Signet Jewelers Ltd., (Bermuda)	1,764
12	Tractor Supply Co.	1,418
10	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,035

		12,196

	Textiles, Apparel & Luxury Goods — 2.1%
77	Fifth & Pacific Cos., Inc. (a)	1,715
8	Lululemon Athletica, Inc., (Canada) (a)	553
142	Quiksilver, Inc. (a)	918
6	Ralph Lauren Corp.	1,067
21	Under Armour, Inc., Class A (a)	1,261
30	Wolverine World Wide, Inc.	1,614

		7,128

	Total Consumer Discretionary	49,430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Consumer Staples — 6.5%
	Beverages — 1.2%
15	Beam, Inc.	957
18	Brown-Forman Corp., Class B	1,208
21	Coca-Cola Co. (The)	854
19	Monster Beverage Corp. (a)	1,166

		4,185

	Food & Staples Retailing — 1.8%
7	Casey’s General Stores, Inc.	404
24	Harris Teeter Supermarkets, Inc.	1,111
13	Pricesmart, Inc.	1,124
52	United Natural Foods, Inc. (a)	2,801
18	Whole Foods Market, Inc.	943

		6,383

	Food Products — 2.5%
13	B&G Foods, Inc.	452
30	Hain Celestial Group, Inc. (The) (a)	1,960
12	Hershey Co. (The)	1,041
23	Hormel Foods Corp.	874
19	McCormick & Co., Inc. (Non-Voting)	1,304
15	Mead Johnson Nutrition Co.	1,193
22	Mondelez International, Inc., Class A	637
17	TreeHouse Foods, Inc. (a)	1,091

		8,552

	Household Products — 0.2%
8	Procter & Gamble Co. (The)	609

	Personal Products — 0.8%
22	Elizabeth Arden, Inc. (a)	978
27	Estee Lauder Cos., Inc. (The), Class A	1,768

		2,746

	Total Consumer Staples	22,475

	Energy — 8.5%
	Energy Equipment & Services — 1.9%
12	Baker Hughes, Inc.	560
5	CARBO Ceramics, Inc.	334
18	Dresser-Rand Group, Inc. (a)	1,058
17	Dril-Quip, Inc. (a)	1,521
22	FMC Technologies, Inc. (a)	1,233
30	Forum Energy Technologies, Inc. (a)	920
140	Key Energy Services, Inc. (a)	834

		6,460

	Oil, Gas & Consumable Fuels — 6.6%
91	Alpha Natural Resources, Inc. (a)	478
41	Approach Resources, Inc. (a)	997

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
5	Cimarex Energy Co.	339
37	Cobalt International Energy, Inc. (a)	983
36	Concho Resources, Inc. (a)	3,052
34	CONSOL Energy, Inc.	911
11	Continental Resources, Inc. (a)	980
18	EQT Corp.	1,398
23	Golar LNG Ltd., (Bermuda)	744
41	Gulfport Energy Corp. (a)	1,917
16	Kinder Morgan, Inc.	597
46	Kodiak Oil & Gas Corp. (a)	408
21	PDC Energy, Inc. (a)	1,090
32	QEP Resources, Inc.	902
13	Range Resources Corp.	998
25	SemGroup Corp., Class A	1,363
20	SM Energy Co.	1,193
39	Spectra Energy Corp.	1,329
19	Targa Resources Corp.	1,241
14	World Fuel Services Corp.	542
62	WPX Energy, Inc. (a)	1,182

		22,644

	Total Energy	29,104

	Financials — 9.8%
	Capital Markets — 1.6%
101	Janus Capital Group, Inc.	862
34	LPL Financial Holdings, Inc.	1,269
20	Northern Trust Corp.	1,141
16	T. Rowe Price Group, Inc.	1,184
44	TD Ameritrade Holding Corp.	1,077

		5,533

	Commercial Banks — 2.5%
19	Bank of Hawaii Corp.	962
31	Commerce Bancshares, Inc.	1,366
24	Cullen/Frost Bankers, Inc.	1,586
32	Hancock Holding Co.	958
18	SVB Financial Group (a)	1,504
106	TCF Financial Corp.	1,510
2	United Bankshares, Inc.	54
77	Valley National Bancorp	729

		8,669

	Consumer Finance — 0.1%
3	American Express Co.	210

	Diversified Financial Services — 1.0%
19	CME Group, Inc.	1,445

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Diversified Financial Services — Continued
7	IntercontinentalExchange, Inc. (a)	1,292
19	NASDAQ OMX Group, Inc. (The)	607

		3,344

	Insurance — 2.9%
1	Alleghany Corp. (a)	514
11	Arch Capital Group Ltd., (Bermuda) (a)	544
21	Cincinnati Financial Corp.	960
24	Endurance Specialty Holdings Ltd., (Bermuda)	1,212
2	Markel Corp. (a)	1,304
12	Marsh & McLennan Cos., Inc.	469
87	MBIA, Inc. (a)	1,156
24	Mercury General Corp.	1,075
117	Old Republic International Corp.	1,507
46	Progressive Corp. (The)	1,171

		9,912

	Real Estate Investment Trusts (REITs) — 1.1%
8	BRE Properties, Inc.	392
30	Duke Realty Corp.	462
22	Kimco Realty Corp.	467
12	Liberty Property Trust	437
7	Mack-Cali Realty Corp.	163
22	Ryman Hospitality Properties	846
34	Weyerhaeuser Co.	966

		3,733

	Thrifts & Mortgage Finance — 0.6%
91	Capitol Federal Financial, Inc.	1,108
77	People’s United Financial, Inc.	1,145

		2,253

	Total Financials	33,654

	Health Care — 10.3%
	Biotechnology — 0.8%
33	Ariad Pharmaceuticals, Inc. (a)	585
8	BioMarin Pharmaceutical, Inc. (a)	472
13	Cepheid, Inc. (a)	459
24	Incyte Corp., Ltd. (a)	519
14	Medivation, Inc. (a)	694

		2,729

	Health Care Equipment & Supplies — 2.8%
33	Align Technology, Inc. (a)	1,225
30	Cooper Cos., Inc. (The)	3,607
16	DENTSPLY International, Inc.	648
33	Haemonetics Corp. (a)	1,359
14	HeartWare International, Inc. (a)	1,355

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
2	Intuitive Surgical, Inc. (a)	820
39	Volcano Corp. (a)	714

		9,728

	Health Care Providers & Services — 3.3%
73	Accretive Health, Inc. (a)	794
54	Brookdale Senior Living, Inc. (a)	1,433
18	Catamaran Corp. (a)	869
9	Chemed Corp.	650
17	DaVita HealthCare Partners, Inc. (a)	2,069
10	Henry Schein, Inc. (a)	991
17	LifePoint Hospitals, Inc. (a)	844
29	Owens & Minor, Inc.	988
16	Quest Diagnostics, Inc.	986
16	Tenet Healthcare Corp. (a)	727
17	WellCare Health Plans, Inc. (a)	961

		11,312

	Health Care Technology — 0.9%
16	athenahealth, Inc. (a)	1,335
38	HMS Holdings Corp. (a)	879
47	Quality Systems, Inc.	886

		3,100

	Life Sciences Tools & Services — 0.5%
6	Bio-Rad Laboratories, Inc., Class A (a)	687
15	Covance, Inc. (a)	1,156

		1,843

	Pharmaceuticals — 2.0%
44	Akorn, Inc. (a)	595
4	Allergan, Inc.	356
53	Auxilium Pharmaceuticals, Inc. (a)	877
33	Bristol-Myers Squibb Co.	1,485
31	Forest Laboratories, Inc. (a)	1,262
9	Perrigo Co.	1,142
36	ViroPharma, Inc. (a)	1,036

		6,753

	Total Health Care	35,465

	Industrials — 15.0%
	Aerospace & Defense — 1.3%
8	Curtiss-Wright Corp.	295
45	Hexcel Corp. (a)	1,543
7	Precision Castparts Corp.	1,670
14	Teledyne Technologies, Inc. (a)	1,085

		4,593

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Airlines — 0.4%
39	United Continental Holdings, Inc. (a)	1,222

	Building Products — 1.2%
19	Armstrong World Industries, Inc. (a)	905
23	Fortune Brands Home & Security, Inc.	904
35	Owens Corning (a)	1,358
33	Simpson Manufacturing Co., Inc.	985

		4,152

	Commercial Services & Supplies — 2.2%
20	Clean Harbors, Inc. (a)	991
34	Covanta Holding Corp.	691
23	Iron Mountain, Inc.	599
33	Republic Services, Inc.	1,136
5	Rollins, Inc.	137
11	Stericycle, Inc. (a)	1,201
36	Waste Connections, Inc.	1,489
34	Waste Management, Inc.	1,358

		7,602

	Electrical Equipment — 0.7%
11	Acuity Brands, Inc.	861
15	Eaton Corp. plc, (Ireland)	1,011
86	GrafTech International Ltd. (a)	626

		2,498

	Machinery — 5.3%
38	Caterpillar, Inc.	3,152
14	Chart Industries, Inc. (a)	1,337
22	CLARCOR, Inc.	1,157
18	Colfax Corp. (a)	936
8	Cummins, Inc.	875
26	Donaldson Co., Inc.	913
17	Graco, Inc.	1,044
48	Harsco Corp.	1,122
43	Joy Global, Inc.	2,069
26	Kennametal, Inc.	1,011
29	Navistar International Corp. (a)	802
24	PACCAR, Inc.	1,294
9	Toro Co. (The)	428
7	WABCO Holdings, Inc. (a)	532
33	Woodward, Inc.	1,328

		18,000

	Marine — 0.4%
16	Kirby Corp. (a)	1,292

	Professional Services — 0.6%
19	Advisory Board Co. (The) (a)	1,059

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
10	IHS, Inc., Class A (a)	1,087

		2,146

	Road & Rail — 0.7%
19	Genesee & Wyoming, Inc., Class A (a)	1,623
13	Ryder System, Inc.	799

		2,422

	Trading Companies & Distributors — 2.2%
21	Applied Industrial Technologies, Inc.	999
24	Beacon Roofing Supply, Inc. (a)	928
67	Fastenal Co.	3,086
19	GATX Corp.	892
22	Textainer Group Holdings Ltd., (Bermuda)	847
3	W.W. Grainger, Inc.	847

		7,599

	Total Industrials	51,526

	Information Technology — 14.3%
	Communications Equipment — 1.1%
9	F5 Networks, Inc. (a)	624
50	JDS Uniphase Corp. (a)	714
12	NETGEAR, Inc. (a)	354
28	ViaSat, Inc. (a)	2,002

		3,694

	Computers & Peripherals — 0.7%
15	NCR Corp. (a)	486
79	QLogic Corp. (a)	753
12	Stratasys Ltd. (a)	1,015

		2,254

	Electronic Equipment, Instruments & Components — 1.8%
8	Arrow Electronics, Inc. (a)	337
52	FLIR Systems, Inc.	1,416
8	IPG Photonics Corp.	486
46	National Instruments Corp.	1,284
57	Trimble Navigation Ltd. (a)	1,478
38	Universal Display Corp. (a)	1,067

		6,068

	Internet Software & Services — 2.7%
25	Akamai Technologies, Inc. (a)	1,082
34	Bankrate, Inc. (a)	487
17	Cornerstone OnDemand, Inc. (a)	730
15	CoStar Group, Inc. (a)	1,891
30	Dealertrack Technologies, Inc. (a)	1,070
12	eBay, Inc. (a)	641

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
		Internet Software & Services — Continued
34		Facebook, Inc., Class A (a)	839
27		Liquidity Services, Inc. (a)	927
46		Rackspace Hosting, Inc. (a)	1,732

			9,399

		IT Services — 2.2%
16		Automatic Data Processing, Inc.	1,122
6		FleetCor Technologies, Inc. (a)	525
1		MasterCard, Inc., Class A	670
3		MAXIMUS, Inc.	255
84		Paychex, Inc.	3,074
35		Sapient Corp. (a)	457
16		Teradata Corp. (a)	794
35		VeriFone Systems, Inc. (a)	586

			7,483

		Semiconductors & Semiconductor Equipment — 2.5%
38		Cavium, Inc. (a)	1,336
17		Hittite Microwave Corp. (a)	987
54		International Rectifier Corp. (a)	1,131
35		Microchip Technology, Inc.	1,308
26		Power Integrations, Inc.	1,059
33		Semtech Corp. (a)	1,163
21		Silicon Laboratories, Inc. (a)	881
23		Veeco Instruments, Inc. (a)	824

			8,689

		Software — 3.3%
22		ACI Worldwide, Inc. (a)	1,000
29		BroadSoft, Inc. (a)	808
3		Citrix Systems, Inc. (a)	166
—	(h)	Compuware Corp.	5
8		FactSet Research Systems, Inc.	847
47		Fortinet, Inc. (a)	830
26		MICROS Systems, Inc. (a)	1,127
19		NetSuite, Inc. (a)	1,765
51		QLIK Technologies, Inc. (a)	1,436
27		Red Hat, Inc. (a)	1,298
18		Splunk, Inc. (a)	820
41		TIBCO Software, Inc. (a)	888
7		Tyler Technologies, Inc. (a)	449

			11,439

		Total Information Technology	49,026

		Materials — 5.3%
		Chemicals — 3.3%
12		Air Products & Chemicals, Inc.	1,082

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
6	Airgas, Inc.	527
22	Celanese Corp., Series A,	1,000
48	Chemtura Corp. (a)	973
17	FMC Corp.	1,060
7	Innophos Holdings, Inc.	329
117	Intrepid Potash, Inc.	2,226
15	Mosaic Co. (The)	815
9	Praxair, Inc.	1,013
24	Rockwood Holdings, Inc.	1,536
1	Sensient Technologies Corp.	57
10	Sigma-Aldrich Corp.	793

		11,411

	Construction Materials — 0.4%
23	Texas Industries, Inc. (a)	1,482

	Containers & Packaging — 0.7%
20	Aptargroup, Inc.	1,093
31	MeadWestvaco Corp.	1,045
2	Rock Tenn Co., Class A	216

		2,354

	Metals & Mining — 0.7%
3	Allegheny Technologies, Inc.	91
41	Allied Nevada Gold Corp. (a)	265
2	Carpenter Technology Corp.	101
49	Cliffs Natural Resources, Inc.	803
5	Coeur Mining, Inc. (a)	66
199	Hecla Mining Co.	592
2	Nucor Corp.	106
28	Walter Energy, Inc.	292

		2,316

	Paper & Forest Products — 0.2%
18	Buckeye Technologies, Inc.	667

	Total Materials	18,230

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.5%
11	AT&T, Inc.	379
9	CenturyLink, Inc.	315
201	Cincinnati Bell, Inc. (a)	615
24	Level 3 Communications, Inc. (a)	501

		1,810

	Wireless Telecommunication Services — 0.3%
13	Crown Castle International Corp. (a)	976

	Total Telecommunication Services	2,786

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Utilities — 4.2%
	Electric Utilities — 1.7%
15	Duke Energy Corp.	986
12	NextEra Energy, Inc.	998
30	Northeast Utilities	1,274
8	OGE Energy Corp.	577
32	PNM Resources, Inc.	709
28	Southern Co. (The)	1,251

		5,795

	Gas Utilities — 0.8%
12	New Jersey Resources Corp.	480
21	Northwest Natural Gas Co.	909
17	Piedmont Natural Gas Co., Inc.	588
13	South Jersey Industries, Inc.	719

		2,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.3%
81	Atlantic Power Corp.	320
29	NRG Energy, Inc.	779

		1,099

	Multi-Utilities — 1.4%
17	Consolidated Edison, Inc.	976
22	Dominion Resources, Inc.	1,274
10	MDU Resources Group, Inc.	269
45	NiSource, Inc.	1,303
24	SCANA Corp.	1,179

		5,001

	Total Utilities	14,591

	Total Short Positions (Proceeds $284,751)	$306,287

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(11)	E-mini S&P 500	09/20/13	$(879)	$4
(15)	S&P Mid Cap 400	09/20/13	(1,737)	3

				$7

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.8%
	Consumer Discretionary — 15.8%
	Distributors — 1.1%
496	Genuine Parts Co.	38,723

	Hotels, Restaurants & Leisure — 1.5%
402	Brinker International, Inc.	15,839
575	Marriott International, Inc., Class A	23,225
163	McDonald’s Corp.	16,157

		55,221

	Household Durables — 0.5%
816	Brookfield Residential Properties, Inc., (Canada) (a)	18,008

	Internet & Catalog Retail — 0.6%
392	Expedia, Inc.	23,585

	Media — 4.1%
1,029	Belo Corp., Class A	14,352
505	CBS Corp. (Non-Voting), Class B	24,679
960	Clear Channel Outdoor Holdings, Inc., Class A (a)	7,161
240	DIRECTV (a)	14,764
888	DISH Network Corp., Class A	37,762
1,109	Entercom Communications Corp., Class A (a)	10,473
391	Time Warner Cable, Inc.	43,991

		153,182

	Multiline Retail — 1.6%
1,133	Kohl’s Corp.	57,202

	Specialty Retail — 5.4%
146	AutoZone, Inc. (a)	61,994
554	Bed Bath & Beyond, Inc. (a)	39,293
473	Gap, Inc. (The)	19,755
356	Home Depot, Inc. (The)	27,571
436	PetSmart, Inc.	29,228
408	Williams-Sonoma, Inc.	22,820

		200,661

	Textiles, Apparel & Luxury Goods — 1.0%
682	Hanesbrands, Inc.	35,043

	Total Consumer Discretionary	581,625

	Consumer Staples — 4.6%
	Beverages — 1.9%
317	Diageo plc, (United Kingdom), ADR	36,474
720	Dr. Pepper Snapple Group, Inc.	33,074

		69,548

	Food & Staples Retailing — 1.1%
944	Walgreen Co.	41,712

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.6%
771	Procter & Gamble Co. (The)	59,336

	Total Consumer Staples	170,596

	Energy — 9.2%
	Oil, Gas & Consumable Fuels — 9.2%
968	Devon Energy Corp.	50,194
381	Energen Corp.	19,916
1,647	Exxon Mobil Corp.	148,834
511	Kinder Morgan, Inc.	19,506
670	NuStar GP Holdings LLC	17,897
697	PBF Energy, Inc.	18,061
254	Phillips 66	14,945
768	QEP Resources, Inc.	21,335
405	Southwestern Energy Co. (a)	14,798
325	Teekay Corp., (Bermuda)	13,215

	Total Energy	338,701

	Financials — 32.9%
	Capital Markets — 4.3%
379	Ameriprise Financial, Inc.	30,670
1,683	Charles Schwab Corp. (The)	35,737
1,157	Invesco Ltd.	36,783
882	Legg Mason, Inc.	27,357
488	Northern Trust Corp.	28,249

		158,796

	Commercial Banks — 8.1%
497	First Republic Bank	19,143
297	M&T Bank Corp.	33,195
644	National Bank Holdings Corp., Class A	12,695
529	PNC Financial Services Group, Inc. (The)	38,560
878	SunTrust Banks, Inc.	27,725
1,292	U.S. Bancorp	46,710
2,944	Wells Fargo & Co.	121,515

		299,543

	Consumer Finance — 1.9%
1,109	Capital One Financial Corp.	69,637

	Diversified Financial Services — 3.2%
5,214	Bank of America Corp.	67,055
1,113	Citigroup, Inc.	53,368

		120,423

	Insurance — 11.6%
318	Aflac, Inc.	18,465
63	Alleghany Corp. (a)	24,246
145	Allied World Assurance Co. Holdings AG, (Switzerland)	13,278

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — Continued
1,308		American International Group, Inc. (a)	58,481
—	(h)	Berkshire Hathaway, Inc., Class A (a)	35,406
298		Endurance Specialty Holdings Ltd., (Bermuda)	15,312
829		Hartford Financial Services Group, Inc.	25,623
1,605		Loews Corp.	71,266
565		Marsh & McLennan Cos., Inc.	22,567
1,401		Old Republic International Corp.	18,035
538		Prudential Financial, Inc.	39,297
471		Travelers Cos., Inc. (The)	37,666
1,084		Unum Group	31,849
410		W.R. Berkley Corp.	16,753

			428,244

		Real Estate Investment Trusts (REITs) — 2.1%
213		Agree Realty Corp.	6,274
1,040		American Residential Properties, Inc. (a)	17,883
1,453		Annaly Capital Management, Inc.	18,260
569		Excel Trust, Inc.	7,293
501		Rayonier, Inc.	27,756

			77,466

		Real Estate Management & Development — 0.3%
330		Brookfield Asset Management, Inc., (Canada), Class A	11,869

		Thrifts & Mortgage Finance — 1.4%
1,836		Hudson City Bancorp, Inc.	16,813
343		Ocwen Financial Corp. (a)	14,151
1,292		People’s United Financial, Inc.	19,245

			50,209

		Total Financials	1,216,187

		Health Care — 10.0%
		Health Care Equipment & Supplies — 0.8%
461		Covidien plc, (Ireland)	28,937

		Health Care Providers & Services — 2.1%
377		Humana, Inc.	31,845
263		McKesson Corp.	30,068
345		National Healthcare Corp.	16,475

			78,388

		Pharmaceuticals — 7.1%
549		AbbVie, Inc.	22,692
609		Bristol-Myers Squibb Co.	27,212
877		Johnson & Johnson	75,273
872		Merck & Co., Inc.	40,481
3,004		Pfizer, Inc.	84,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
159	Valeant Pharmaceuticals International, Inc. (a)	13,687

		263,484

	Total Health Care	370,809

	Industrials — 5.5%
	Aerospace & Defense — 1.2%
490	United Technologies Corp.	45,578

	Electrical Equipment — 0.4%
254	Emerson Electric Co.	13,837

	Industrial Conglomerates — 0.9%
558	Carlisle Cos., Inc.	34,783

	Machinery — 1.8%
595	Dover Corp.	46,169
280	Illinois Tool Works, Inc.	19,340

		65,509

	Professional Services — 0.9%
586	Equifax, Inc.	34,515

	Trading Companies & Distributors — 0.3%
354	Air Lease Corp.	9,772

	Total Industrials	203,994

	Information Technology — 5.6%
	Communications Equipment — 2.2%
2,315	Cisco Systems, Inc.	56,265
404	QUALCOMM, Inc.	24,655

		80,920

	Computers & Peripherals — 0.6%
976	Hewlett-Packard Co.	24,210

	Internet Software & Services — 0.1%
192	Gogo, Inc. (a)	2,677

	Semiconductors & Semiconductor Equipment — 1.9%
727	Analog Devices, Inc.	32,750
302	KLA-Tencor Corp.	16,853
606	Texas Instruments, Inc.	21,124

		70,727

	Software — 0.8%
843	Microsoft Corp.	29,105

	Total Information Technology	207,639

	Materials — 2.5%
	Chemicals — 0.9%
519	Albemarle Corp.	32,335

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction Materials — 0.4%
151	Martin Marietta Materials, Inc.	14,851

	Containers & Packaging — 0.7%
249	Rock Tenn Co., Class A	24,850

	Metals & Mining — 0.5%
244	Compass Minerals International, Inc.	20,583

	Total Materials	92,619

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
1,492	AT&T, Inc.	52,799

	Utilities — 6.3%
	Electric Utilities — 3.7%
473	Duke Energy Corp.	31,914
236	Edison International	11,342
469	NextEra Energy, Inc.	38,230
591	Northeast Utilities	24,834
696	Southern Co. (The)	30,710

		137,030

	Gas Utilities — 0.4%
402	Atmos Energy Corp.	16,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 2.2%
1,509	CenterPoint Energy, Inc.	35,437
548	Sempra Energy	44,821

		80,258

	Total Utilities	233,791

	Total Common Stocks (Cost $2,888,724)	3,468,760

Investment Company — 0.2%
387	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,336)	7,307

Short-Term Investment — 5.3%
	Investment Company — 5.3%
194,956	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $194,956)	194,956

	Total Investments — 99.3% (Cost $3,089,016)	3,671,023
	Other Assets in Excess of Liabilities — 0.7%	25,900

	NET ASSETS — 100.0%	$3,696,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,947,759	$845,991		$935,432	$1,543,062
Investments in affiliates, at value	77,133	17,356		20,751	27,053

Total investment securities, at value	2,024,892	863,347		956,183	1,570,115
Receivables:
Investment securities sold	—	13,057		13,544	29,429
Fund shares sold	5,657	154		3,935	2,159
Dividends from non-affiliates	386	656		703	427
Dividends from affiliates	2	—	(a)	7	1

Total Assets	2,030,937	877,214		974,372	1,602,131

LIABILITIES:
Payables:
Distributions	—	—		198	—
Investment securities purchased	28,995	9,825		11,015	19,496
Fund shares redeemed	874	3,363		1,938	3,322
Accrued liabilities:
Investment advisory fees	1,049	462		406	216
Administration fees	137	11		—	—
Shareholder servicing fees	266	60		2	268
Distribution fees	82	6		7	142
Custodian and accounting fees	18	13		10	18
Trustees’ and Chief Compliance Officer’s fees	1	1		1	1
Other	93	53		568	871

Total Liabilities	31,515	13,794		14,145	24,334

Net Assets	$1,999,422	$863,420		$960,227	$1,577,797

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,486,854	$705,999	$647,184	$1,120,095
Accumulated undistributed net investment income (loss)	(353)	1,652	(214)	(1,822)
Accumulated net realized gains (losses)	35,591	97,730	45,184	47,620
Net unrealized appreciation (depreciation)	477,330	58,039	268,073	411,904

Total Net Assets	$1,999,422	$863,420	$960,227	$1,577,797

Net Assets:
Class A	$276,670	$28,329	$21,171	$586,787
Class B	2,081	—	—	6,923
Class C	42,655	422	6,136	23,745
Class R2	—	210	—	320
Class R5	835,233	71	—	17,848
Class R6	—	401,578	—	47,434
Select Class	842,783	432,810	932,920	894,740

Total	$1,999,422	$863,420	$960,227	$1,577,797

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	24,213	1,375	556	25,524
Class B	198	—	—	407
Class C	4,058	21	163	1,189
Class R2	—	10	—	13
Class R5	71,512	3	—	710
Class R6	—	19,357	—	1,884
Select Class	72,647	20,920	24,406	35,670

Net Asset Value (b):
Class A — Redemption price per share	$11.43	$20.60	$38.10	$22.99
Class B — Offering price per share (c)	10.50	—	—	17.00
Class C — Offering price per share (c)	10.51	20.49	37.71	19.97
Class R2 — Offering and redemption price per share	—	20.55	—	24.56
Class R5 — Offering and redemption price per share	11.68	20.75	—	25.15
Class R6 — Offering and redemption price per share	—	20.75	—	25.17
Select Class — Offering and redemption price per share	11.60	20.69	38.22	25.08
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.06	$21.74	$40.21	$24.26

Cost of investments in non-affiliates	$1,470,429	$787,952	$667,359	$1,131,158
Cost of investments in affiliates	77,133	17,356	20,751	27,053

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$12,931,206	$312,826	$3,476,067
Investments in affiliates, at value	322,830	25,816	194,956

Total investment securities, at value	13,254,036	338,642	3,671,023
Cash	—	123	—
Deposits at broker for securities sold short	—	317,585	—
Deposits at broker for futures contracts	—	225	—
Receivables:
Investment securities sold	128,669	19,214	16,171
Fund shares sold	35,528	28	21,834
Dividends from non-affiliates	15,813	283	3,473
Dividends from affiliates	14	1	8

Total Assets	13,434,060	676,101	3,712,509

LIABILITIES:
Payables:
Securities sold short, at value	—	306,287	—
Dividend expense to non-affiliates on securities sold short	—	194	—
Investment securities purchased	139,889	25,190	7,570
Interest expense to non-affiliates on securities sold short	—	42	—
Fund shares redeemed	20,895	57	5,437
Variation margin on futures contracts	—	97	—
Accrued liabilities:
Investment advisory fees	5,809	350	1,721
Shareholder servicing fees	1,317	—	447
Distribution fees	1,012	10	286
Custodian and accounting fees	98	12	28
Trustees’ and Chief Compliance Officer’s fees	12	—	5
Other	2,046	76	92

Total Liabilities	171,078	332,315	15,586

Net Assets	$13,262,982	$343,786	$3,696,923

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,561,677	$378,647	$3,081,545
Accumulated undistributed net investment income (loss)	48,644	(2,483)	14,270
Accumulated net realized gains (losses)	225,647	(70,885)	19,101
Net unrealized appreciation (depreciation)	3,427,014	38,507	582,007

Total Net Assets	$13,262,982	$343,786	$3,696,923

Net Assets:
Class A	$3,157,503	$14,101	$784,359
Class B	15,382	530	—
Class C	534,813	11,181	212,198
Class R2	57,003	—	—
Institutional Class	6,627,529	—	1,455,125
Select Class	2,870,752	317,974	1,245,241

Total	$13,262,982	$343,786	$3,696,923

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	99,680	1,441	31,835
Class B	495	57	—
Class C	17,343	1,199	8,622
Class R2	1,850	—	—
Institutional Class	205,460	—	58,819
Select Class	89,851	31,990	50,379

Net Asset Value (a):
Class A — Redemption price per share	$31.68	$9.79	$24.64
Class B — Offering price per share (b)	31.05	9.31	—
Class C — Offering price per share (b)	30.84	9.33	24.61
Class R2 — Offering and redemption price per share	30.81	—	—
Institutional Class — Offering and redemption price per share	32.26	—	24.74
Select Class — Offering and redemption price per share	31.95	9.94	24.72
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.44	$10.33	$26.01

Cost of investments in non-affiliates	$9,504,192	$252,790	$2,894,060
Cost of investments in affiliates	322,830	25,816	194,956
Proceeds received from securities sold short	—	284,751	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$22,117		$14,687		$14,117		$15,780
Dividend income from affiliates	33		23		21		20
Income from securities lending (net)	—		—		1		3

Total investment income	22,150		14,710		14,139		15,803

EXPENSES:
Investment advisory fees	10,394		4,772		6,256		9,640
Administration fees	1,362		624		820		1,264
Distribution fees:
Class A	561		53		29		1,391
Class B	17		—		—		63
Class C	248		1		20		167
Class R2	—		1		—		1
Shareholder servicing fees:
Class A	561		53		29		1,391
Class B	5		—		—		21
Class C	83		—	(a)	6		56
Class R2	—		—	(a)	—		1
Class R5	334		—	(a)	—		8
Select Class	1,677		1,067		2,371		2,130
Custodian and accounting fees	67		50		40		70
Interest expense to affiliates	—	(a)	—		—	(a)	—	(a)
Professional fees	59		51		51		58
Trustees’ and Chief Compliance Officer’s fees	18		8		10		17
Printing and mailing costs	68		43		166		192
Registration and filing fees	76		67		57		81
Transfer agent fees	445		80		2,037		2,768
Other	89		11		12		42

Total expenses	16,064		6,881		11,904		19,361

Less amounts waived	(174)		(407)		(3,239)		(3,713)

Net expenses	15,890		6,474		8,665		15,648

Net investment income (loss)	6,260		8,236		5,474		155

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	56,467		107,445		64,936		146,094

Change in net unrealized appreciation/depreciation of investments in non-affiliates	252,716		43,825		143,890		169,741

Net realized/unrealized gains (losses)	309,183		151,270		208,826		315,835

Change in net assets resulting from operations	$315,443		$159,506		$214,300		$315,990

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Interest income from affiliates	—	7	—
Dividend income from non-affiliates	198,971	8,571	49,708
Dividend income from affiliates	368	45	107
Income from securities lending (net)	10	—	—

Total investment income	199,349	8,624	49,815

EXPENSES:
Investment advisory fees	68,080	5,730	14,531
Administration fees	8,910	391	1,897
Distribution fees:
Class A	6,476	46	1,199
Class B	267	7	—
Class C	3,411	96	1,131
Class R2	180	—	—
Shareholder servicing fees:
Class A	6,476	46	1,199
Class B	89	2	—
Class C	1,137	32	377
Class R2	90	—	—
Institutional Class	4,990	—	829
Select Class	5,917	1,066	1,941
Custodian and accounting fees	376	52	90
Professional fees	142	54	62
Trustees’ and Chief Compliance Officer’s fees	119	6	25
Printing and mailing costs	1,231	4	187
Registration and filing fees	508	42	69
Transfer agent fees	12,671	55	1,677
Other	204	18	25
Dividend expense to non-affiliates on securities sold short	—	6,575	—
Interest expense to non-affiliates on securities sold short	—	536	—

Total expenses	121,274	14,758	25,239

Less amounts waived	(20,049)	(1,832)	(2,900)

Net expenses	101,225	12,926	22,339

Net investment income (loss)	98,124	(4,302)	27,476

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	465,647	70,742	52,298
Futures	—	7	—
Securities sold short	—	(49,223)	—
Foreign currency transactions	—	— (a)	—

Net realized gain (loss)	465,647	21,526	52,298

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,779,184	28,674	438,061
Futures	—	7	—
Securities sold short	—	(41,666)	—

Change in net unrealized appreciation/depreciation	1,779,184	(12,985)	438,061

Net realized/unrealized gains (losses)	2,244,831	8,541	490,359

Change in net assets resulting from operations	$2,342,955	$4,239	$517,835

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,260	$(1,993)	$8,236	$1,921
Net realized gain (loss)	56,467	36,525	107,445	(1,412)
Change in net unrealized appreciation/depreciation	252,716	(18,846)	43,825	13,816

Change in net assets resulting from operations	315,443	15,686	159,506	14,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(188)	—	(194)	—	(a)
From net realized gains	(670)	—	(241)	—	(a)
Class B
From net realized gains	(8)	—	—	—
Class C
From net investment income	—	—	— (a)	—	(a)
From net realized gains	(106)	—	(2)	—	(a)
Class R2
From net investment income	—	—	(1)	—	(a)
From net realized gains	—	—	(1)	—	(a)
Class R5
From net investment income	(2,904)	—	(1)	—	(a)
From net realized gains	(1,960)	—	(1)	—	(a)
Class R6
From net investment income	—	—	(3,133)	—	(a)
From net realized gains	—	—	(3,322)	—	(a)
Select Class
From net investment income	(1,645)	—	(4,129)	(632)
From net realized gains	(2,119)	—	(5,178)	(94)

Total distributions to shareholders	(9,600)	—	(16,203)	(726)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	338,022	123,715	370,595	244,141

NET ASSETS:
Change in net assets	643,865	139,401	513,898	257,740
Beginning of period	1,355,557	1,216,156	349,522	91,782

End of period	$1,999,422	$1,355,557	$863,420	$349,522

Accumulated undistributed net investment income (loss)	$(353)	$(340)	$1,652	$1,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,474	$3,845	$155	$(867)
Net realized gain (loss)	64,936	7,873	146,094	74,384
Change in net unrealized appreciation/depreciation	143,890	(3,327)	169,741	(186,566)

Change in net assets resulting from operations	214,300	8,391	315,990	(113,049)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(31)	(15)	—	—
From net realized gains	(75)	—	(25,563)	(55,641)
Class B
From net realized gains	—	—	(531)	(1,640)
Class C
From net investment income	(1)	— (a)	—	—
From net realized gains	(15)	—	(1,148)	(2,514)
Class R2
From net realized gains	—	—	(11)	(16)
Class R5 (b)
From net realized gains	—	—	(664)	(5)
Class R6 (b)
From net realized gains	—	—	(826)	(5)
Select Class
From net investment income	(4,620)	(3,722)	—	—
From net realized gains	(6,960)	—	(36,115)	(74,559)

Total distributions to shareholders	(11,702)	(3,737)	(64,858)	(134,380)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(63,705)	244,461	(100,151)	(101,508)

NET ASSETS:
Change in net assets	138,893	249,115	150,981	(348,937)
Beginning of period	821,334	572,219	1,426,816	1,775,753

End of period	$960,227	$821,334	$1,577,797	$1,426,816

Accumulated undistributed net investment income (loss)	$(214)	$(206)	$(1,822)	$(84)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$98,124	$72,482	$(4,302)	$(6,364)
Net realized gain (loss)	465,647	226,074	21,526	27,034
Change in net unrealized appreciation/depreciation	1,779,184	80,566	(12,985)	(26,538)

Change in net assets resulting from operations	2,342,955	379,122	4,239	(5,868)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,622)	(12,100)	—	—
From net realized gains	(19,155)	—	—	—
Class B
From net realized gains	(292)	—	—	—
Class C
From net investment income	(2,608)	(616)	—	—
From net realized gains	(3,426)	—	—	—
Class R2
From net investment income	(363)	(67)	—	—
From net realized gains	(258)	—	—	—
Institutional Class
From net investment income	(64,280)	(33,157)	—	—
From net realized gains	(34,137)	—	—	—
Select Class
From net investment income	(27,916)	(14,296)	—	—
From net realized gains	(17,242)	—	—	—

Total distributions to shareholders	(195,299)	(60,236)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,305,779	714,827	(174,093)	(26,939)

NET ASSETS:
Change in net assets	5,453,435	1,033,713	(169,854)	(32,807)
Beginning of period	7,809,547	6,775,834	513,640	546,447

End of period	$13,262,982	$7,809,547	$343,786	$513,640

Accumulated undistributed net investment income (loss)	$48,644	$72,280	$(2,483)	$(3,153)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Value Advantage Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,476	$14,184
Net realized gain (loss)	52,298	35,802
Change in net unrealized appreciation/depreciation	438,061	1,096

Change in net assets resulting from operations	517,835	51,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,504)	(2,164)
From net realized gains	(1,946)	—
Class C
From net investment income	(368)	(619)
From net realized gains	(536)	—
Institutional Class
From net investment income	(8,338)	(4,920)
From net realized gains	(2,763)	—
Select Class
From net investment income	(7,570)	(3,577)
From net realized gains	(2,914)	—

Total distributions to shareholders	(28,939)	(11,280)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,075,888	173,496

NET ASSETS:
Change in net assets	2,564,784	213,298
Beginning of period	1,132,139	918,841

End of period	$3,696,923	$1,132,139

Accumulated undistributed net investment income (loss)	$14,270	$9,188

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$118,895	$81,189	$30,581	$463
Distributions reinvested	834	—	434	—	(a)
Cost of shares redeemed	(80,737)	(65,978)	(7,742)	(281)

Change in net assets resulting from Class A capital transactions	$38,992	$15,211	$23,273	$182

Class B
Proceeds from shares issued	$106	$158	$—	$—
Distributions reinvested	7	—	—	—
Cost of shares redeemed	(752)	(1,004)	—	—

Change in net assets resulting from Class B capital transactions	$(639)	$(846)	$—	$—

Class C
Proceeds from shares issued	$15,313	$15,180	$402	$50
Distributions reinvested	83	—	2	—	(a)
Cost of shares redeemed	(6,338)	(8,713)	(134)	(24)

Change in net assets resulting from Class C capital transactions	$9,058	$6,467	$270	$26

Class R2
Proceeds from shares issued	$—	$—	$139	$—	(a)
Distributions reinvested	—	—	2	—	(a)
Cost of shares redeemed	—	—	(1)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$140	$—	(a)

Class R5
Proceeds from shares issued	$327,999	$289,698	$—	$—
Distributions reinvested	4,864	—	2	—	(a)
Cost of shares redeemed	(97,306)	(4,352)	—	—

Change in net assets resulting from Class R5 capital transactions	$235,557	$285,346	$2	$—	(a)

Class R6
Proceeds from shares issued	$—	$—	$370,724	$33,949
Distributions reinvested	—	—	6,360	—	(a)
Cost of shares redeemed	—	—	(60,026)	(6,403)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$317,058	$27,546

Select Class
Proceeds from shares issued	$347,648	$124,637	$184,036	$282,102
Distributions reinvested	264	—	201	9
Cost of shares redeemed	(292,858)	(307,100)	(154,385)	(65,724)

Change in net assets resulting from Select Class capital transactions	$55,054	$(182,463)	$29,852	$216,387

Total change in net assets resulting from capital transactions	$338,022	$123,715	$370,595	$244,141

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013		Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	11,374	8,808	1,728		28
Reinvested	85	—	25		—	(a)
Redeemed	(7,790)	(7,290)	(405)		(17)

Change in Class A Shares	3,669	1,518	1,348		11

Class B
Issued	10	19	—		—
Reinvested	1	—	—		—
Redeemed	(79)	(120)	—		—

Change in Class B Shares	(68)	(101)	—		—

Class C
Issued	1,585	1,759	21		2
Reinvested	9	—	—	(a)	—	(a)
Redeemed	(669)	(1,026)	(7)		(1)

Change in Class C Shares	925	733	14		1

Class R2
Issued	—	—	7		—	(a)
Reinvested	—	—	—	(a)	—	(a)
Redeemed	—	—	—	(a)	—

Change in Class R2 Shares	—	—	7		—	(a)

Class R5
Issued	32,409	29,732	—		—
Reinvested	481	—	—	(a)	—	(a)
Redeemed	(9,664)	(477)	—		—

Change in Class R5 Shares	23,226	29,255	—	(a)	—	(a)

Class R6
Issued	—	—	20,721		2,008
Reinvested	—	—	356		—	(a)
Redeemed	—	—	(3,360)		(371)

Change in Class R6 Shares	—	—	17,717		1,637

Select Class
Issued	31,902	13,293	10,273		17,322
Reinvested	26	—	11		—	(a)
Redeemed	(28,131)	(33,452)	(8,021)		(3,965)

Change in Select Class Shares	3,797	(20,159)	2,263		13,357

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,130	$5,617	$48,342	$56,755
Distributions reinvested	106	15	23,844	51,675
Cost of shares redeemed	(5,274)	(1,592)	(115,922)	(161,251)

Change in net assets resulting from Class A capital transactions	$11,962	$4,040	$(43,736)	$(52,821)

Class B
Proceeds from shares issued	$—	$—	$163	$386
Distributions reinvested	—	—	512	1,556
Cost of shares redeemed	—	—	(4,906)	(7,602)

Change in net assets resulting from Class B capital transactions	$—	$—	$(4,231)	$(5,660)

Class C
Proceeds from shares issued	$4,723	$1,031	$2,471	$2,483
Distributions reinvested	16	— (a)	948	2,079
Cost of shares redeemed	(349)	(204)	(5,306)	(6,708)

Change in net assets resulting from Class C capital transactions	$4,390	$827	$(1,887)	$(2,146)

Class R2
Proceeds from shares issued	$—	$—	$122	$149
Distributions reinvested	—	—	11	16
Cost of shares redeemed	—	—	(90)	(20)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$43	$145

Class R5 (b)
Proceeds from shares issued	$—	$—	$4,842	$16,731
Distributions reinvested	—	—	664	5
Cost of shares redeemed	—	—	(5,382)	(1,084)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$124	$15,652

Class R6 (b)
Proceeds from shares issued	$—	$—	$32,440	$15,116
Distributions reinvested	—	—	826	5
Cost of shares redeemed	—	—	(4,753)	(388)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$28,513	$14,733

Select Class
Proceeds from shares issued	$425,901	$389,366	$131,018	$195,789
Distributions reinvested	10,102	3,142	30,576	62,923
Cost of shares redeemed	(516,060)	(152,914)	(240,571)	(330,123)

Change in net assets resulting from Select Class capital transactions	$(80,057)	$239,594	$(78,977)	$(71,411)

Total change in net assets resulting from capital transactions	$(63,705)	$244,461	$(100,151)	$(101,508)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	475	186	2,246	2,826
Reinvested	3	1	1,214	2,951
Redeemed	(147)	(55)	(5,508)	(8,087)

Change in Class A Shares	331	132	(2,048)	(2,310)

Class B
Issued	—	—	11	26
Reinvested	—	—	35	117
Redeemed	—	—	(313)	(489)

Change in Class B Shares	—	—	(267)	(346)

Class C
Issued	132	33	134	137
Reinvested	1	— (a)	55	135
Redeemed	(10)	(7)	(292)	(378)

Change in Class C Shares	123	26	(103)	(106)

Class R2
Issued	—	—	5	6
Reinvested	—	—	1	1
Redeemed	—	—	(4)	(1)

Change in Class R2 Shares	—	—	2	6

Class R5 (b)
Issued	—	—	207	749
Reinvested	—	—	31	— (a)
Redeemed	—	—	(229)	(48)

Change in Class R5 Shares	—	—	9	701

Class R6 (b)
Issued	—	—	1,389	677
Reinvested	—	—	39	— (a)
Redeemed	—	—	(204)	(17)

Change in Class R6 Shares	—	—	1,224	660

Select Class
Issued	12,148	13,099	5,687	9,090
Reinvested	297	105	1,429	3,322
Redeemed	(14,229)	(5,154)	(10,555)	(14,607)

Change in Select Class Shares	(1,784)	8,050	(3,439)	(2,195)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,210,890	$443,021	$5,478	$5,323
Distributions reinvested	42,247	11,492	—	—
Cost of shares redeemed	(610,574)	(520,453)	(11,203)	(14,467)

Change in net assets resulting from Class A capital transactions	$642,563	$(65,940)	$(5,725)	$(9,144)

Class B
Proceeds from shares issued	$334	$333	$3	$11
Distributions reinvested	267	—	—	—
Cost of shares redeemed	(49,930)	(34,648)	(870)	(2,045)

Change in net assets resulting from Class B capital transactions	$(49,329)	$(34,315)	$(867)	$(2,034)

Class C
Proceeds from shares issued	$133,195	$48,613	$751	$572
Distributions reinvested	4,745	474	—	—
Cost of shares redeemed	(66,664)	(64,672)	(5,233)	(6,619)

Change in net assets resulting from Class C capital transactions	$71,276	$(15,585)	$(4,482)	$(6,047)

Class R2
Proceeds from shares issued	$45,141	$10,239	$—	$—
Distributions reinvested	576	59	—	—
Cost of shares redeemed	(10,908)	(2,629)	—	—

Change in net assets resulting from Class R2 capital transactions	$34,809	$7,669	$—	$—

Institutional Class
Proceeds from shares issued	$2,982,640	$1,125,771	$—	$—
Distributions reinvested	79,639	25,512	—	—
Cost of shares redeemed	(1,002,437)	(575,416)	—	—

Change in net assets resulting from Institutional Class capital transactions	$2,059,842	$575,867	$—	$—

Select Class
Proceeds from shares issued	$1,124,563	$675,718	$29,513	$42,277
Distributions reinvested	34,904	10,362	—	—
Cost of shares redeemed	(612,849)	(438,949)	(192,532)	(51,991)

Change in net assets resulting from Select Class capital transactions	$546,618	$247,131	$(163,019)	$(9,714)

Total change in net assets resulting from capital transactions	$3,305,779	$714,827	$(174,093)	$(26,939)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	42,201	18,306	567	546
Reinvested	1,526	500	—	—
Redeemed	(21,054)	(21,746)	(1,165)	(1,486)

Change in Class A Shares	22,673	(2,940)	(598)	(940)

Class B
Issued	12	14	— (a)	1
Reinvested	10	—	—	—
Redeemed	(1,796)	(1,497)	(94)	(218)

Change in Class B Shares	(1,774)	(1,483)	(94)	(217)

Class C
Issued	4,806	2,044	81	60
Reinvested	176	21	—	—
Redeemed	(2,386)	(2,794)	(568)	(705)

Change in Class C Shares	2,596	(729)	(487)	(645)

Class R2
Issued	1,617	428	—	—
Reinvested	22	3	—	—
Redeemed	(378)	(110)	—	—

Change in Class R2 Shares	1,261	321	—	—

Institutional Class
Issued	101,790	45,939	—	—
Reinvested	2,827	1,094	—	—
Redeemed	(34,195)	(23,648)	—	—

Change in Institutional Class Shares	70,422	23,385	—	—

Select Class
Issued	38,813	27,581	3,039	4,266
Reinvested	1,250	448	—	—
Redeemed	(20,799)	(18,067)	(19,620)	(5,300)

Change in Select Class Shares	19,264	9,962	(16,581)	(1,034)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$586,395	$54,549
Distributions reinvested	6,154	2,006
Cost of shares redeemed	(121,764)	(89,323)

Change in net assets resulting from Class A capital transactions	$470,785	$(32,768)

Class C
Proceeds from shares issued	$82,479	$11,596
Distributions reinvested	752	513
Cost of shares redeemed	(20,667)	(30,037)

Change in net assets resulting from Class C capital transactions	$62,564	$(17,928)

Institutional Class
Proceeds from shares issued	$953,269	$136,991
Distributions reinvested	10,007	4,597
Cost of shares redeemed	(69,891)	(56,466)

Change in net assets resulting from Institutional Class capital transactions	$893,385	$85,122

Select Class
Proceeds from shares issued	$759,414	$260,984
Distributions reinvested	7,729	2,687
Cost of shares redeemed	(117,989)	(124,601)

Change in net assets resulting from Select Class capital transactions	$649,154	$139,070

Total change in net assets resulting from capital transactions	$2,075,888	$173,496

SHARE TRANSACTIONS:
Class A
Issued	26,590	2,947
Reinvested	287	112
Redeemed	(5,402)	(4,870)

Change in Class A Shares	21,475	(1,811)

Class C
Issued	3,602	620
Reinvested	35	29
Redeemed	(938)	(1,655)

Change in Class C Shares	2,699	(1,006)

Institutional Class
Issued	42,258	7,210
Reinvested	466	258
Redeemed	(3,137)	(3,118)

Change in Institutional Class Shares	39,587	4,350

Select Class
Issued	34,123	13,542
Reinvested	360	150
Redeemed	(5,249)	(6,701)

Change in Select Class Shares	29,234	6,991

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2013	$9.49	$0.01	(f)(g)	$1.97	$1.98	$(0.01)	$(0.03)	$(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—
Year Ended June 30, 2009	8.14	(0.03	)(f)	(2.23)	(2.26)	—	—	—
Class B
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—
Year Ended June 30, 2009	7.67	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Class C
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—
Year Ended June 30, 2009	7.68	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Class R5
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(j)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(j)	0.93	0.93	—	—	—
January 8, 2009 (i) through June 30, 2009	5.37	—	(f)(j)	0.56	0.56	—	—	—
Select Class
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—
Year Ended June 30, 2009	8.18	(0.01	)(f)	(2.24)	(2.25)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.43	20.95%	$276,670	1.24%	0.11	%(g)	1.28%	76%
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119

10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119

10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119

11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Year Ended June 30, 2013	$17.16	$0.15	(f)(g)	$3.66	$3.81	$(0.16)	$(0.21)	$(0.37)
Year Ended June 30, 2012	17.19	0.08	(f)	(0.10)	(0.02)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	0.01	(f)	2.18	2.19	— (h)	—	— (h)

Class C
Year Ended June 30, 2013	17.03	0.04	(f)(g)	3.67	3.71	(0.04)	(0.21)	(0.25)
Year Ended June 30, 2012	17.15	—	(f)(h)	(0.11)	(0.11)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—	—	—

Class R2
Year Ended June 30, 2013	17.10	0.10	(f)(g)	3.65	3.75	(0.09)	(0.21)	(0.30)
Year Ended June 30, 2012	17.17	0.04	(f)	(0.10)	(0.06)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—	—	—

Class R5
Year Ended June 30, 2013	17.23	0.22	(f)(g)	3.70	3.92	(0.19)	(0.21)	(0.40)
Year Ended June 30, 2012	17.23	0.15	(f)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (i) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Year Ended June 30, 2013	17.23	0.24	(f)(g)	3.69	3.93	(0.20)	(0.21)	(0.41)
Year Ended June 30, 2012	17.24	0.21	(f)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (l) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—	—	—

Select Class
Year Ended June 30, 2013	17.18	0.20	(f)(g)	3.69	3.89	(0.17)	(0.21)	(0.38)
Year Ended June 30, 2012	17.22	0.13	(f)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (i) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $(0.05), $0.01, $0.13, $0.15 and $0.11 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.32%, (0.29)%, 0.03%, 0.70%, 0.77% and 0.56% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$20.60	22.57%	$28,329	1.24%		0.80	%(g)	1.28%		159%
17.16	(0.13)	455	1.24		0.50		1.31		44
17.19	14.70	276	1.24	(j)	0.11	(j)	5.79	(j)(k)	13

20.49	22.00	422	1.74		0.20	(g)	1.78		159
17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(j)(k)	13

20.55	22.24	210	1.49		0.51	(g)	1.53		159
17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(j)(k)	13

20.75	23.13	71	0.79		1.19	(g)	0.83		159
17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(j)(k)	13

20.75	23.19	401,578	0.74		1.26	(g)	0.78		159
17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(j)(k)	13

20.69	22.97	432,810	0.95		1.05	(g)	1.03		159
17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(j)(k)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2013	$30.97	$0.10	(f)(g)	$7.36	$7.46	$(0.07)		$(0.26)	$(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)		—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)		—	(0.06)
November 2, 2009 (i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)		—	(0.06)

Class C
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	(0.00	)(j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)		—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)		—	(0.02)
November 2, 2009 (i) through June 30, 2010	21.55	(0.03)		1.41	1.38	—	(j)	—	— (j)

Select Class
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)		(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)		—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)		—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)		—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)		(1.30)	(1.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$38.10	24.23%	$21,171	1.24%	0.27	%(g)	1.49%	67%
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2013	$19.52	$(0.04	)(f)(g)	$4.50	$4.46	$(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(h)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33)	(6.40)	(0.38)
Class B
Year Ended June 30, 2013	14.76	(0.11	)(f)(g)	3.34	3.23	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(h)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09)	(5.22)	(0.38)
Class C
Year Ended June 30, 2013	17.17	(0.12	)(f)(g)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(h)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78)	(5.93)	(0.38)
Class R2
Year Ended June 30, 2013	20.83	(0.07	)(f)(g)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(h)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	— (j)	— (j)	—
Class R5
Year Ended June 30, 2013	21.18	0.06	(f)(g)	4.90	4.96	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.04	(f)(h)	1.40	1.44	(2.01)
Class R6
Year Ended June 30, 2013	21.19	0.08	(f)(g)	4.89	4.97	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.08	(f)(h)	1.37	1.45	(2.01)
Select Class
Year Ended June 30, 2013	21.15	0.03	(f)(g)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(h)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70)	(6.73)	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.99	23.70%	$586,787	1.23%	(0.17	)%(g)	1.45%	70%
19.52	(6.61)	538,323	1.24	(0.23	)(h)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96

17.00	22.99	6,923	1.73	(0.69	)(g)	1.94	70
14.76	(7.08)	9,948	1.75	(0.77	)(h)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96

19.97	23.03	23,745	1.73	(0.67	)(g)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(h)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96

24.56	23.46	320	1.39	(0.32	)(g)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(h)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

25.15	24.22	17,848	0.79	0.28	(g)	1.00	70
21.18	7.71	14,837	0.78	0.31	(h)	0.92	70

25.17	24.26	47,434	0.74	0.34	(g)	0.98	70
21.19	7.76	13,982	0.73	0.58	(h)	0.87	70

25.08	24.06	894,740	0.93	0.14	(g)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(h)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2013	$25.80	$0.19	(f)(g)	$6.20	$6.39	$(0.29)	$(0.22)	$(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(f)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)

Class B
Year Ended June 30, 2013	25.16	0.03	(f)(g)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)

Class C
Year Ended June 30, 2013	25.14	0.05	(f)(g)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)

Class R2
Year Ended June 30, 2013	25.18	0.12	(f)(g)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(f)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2013	26.24	0.34	(f)(g)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)

Select Class
Year Ended June 30, 2013	26.01	0.27	(f)(g)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (i)	—	— (i)
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.68	25.06%	$3,157,503	1.23%	0.67	%(g)	1.38%	23%
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34
15.24	(25.49)	1,600,044	1.25	1.71		1.42	47

31.05	24.42	15,382	1.74	0.13	(g)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34
14.89	(25.89)	108,114	1.75	1.21		1.92	47

30.84	24.43	534,813	1.74	0.16	(g)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34
14.94	(25.88)	299,956	1.75	1.20		1.92	47

30.81	24.71	57,003	1.49	0.43	(g)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34
15.06	(0.24)	294	1.50	2.12		1.69	47

32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34
15.43	(25.15)	1,424,004	0.75	2.26		1.02	47

31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34
15.34	(25.31)	766,965	1.00	2.05		1.18	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2013	$9.69	$(0.11	)(e)(f)	$0.21	$0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)
Year Ended June 30, 2009	10.23	(0.08	)(e)	0.06	(0.02)

Class B
Year Ended June 30, 2013	9.29	(0.17	)(e)(f)	0.19	0.02
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)
Year Ended June 30, 2009	10.10	(0.15	)(e)	0.06	(0.09)

Class C
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)
Year Ended June 30, 2009	10.12	(0.15	)(e)	0.05	(0.10)

Select Class
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)
Year Ended June 30, 2009	10.27	(0.05	)(e)	0.05	— (g)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009; for Class B are 2.16% and 2.38 for the year ended June 30, 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009; for Class C are 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009; for Select Class are 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.13), $(0.19), $(0.19) and $(0.11) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (1.38)%, (2.07)%, (2.06)% and (1.16)% for Class A, Class B, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c )	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

$9.79	1.03%	$14,101	3.04%	(1.13	)%(f)	3.44%	94%	251%
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)		3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)		3.29	175	350

9.31	0.22	530	3.70	(1.82	)(f)	3.92	94	251
9.29	(1.90)	1,401	3.61	(2.18)		3.83	151	316
9.47	0.32	3,484	3.67	(2.47)		3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)		3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)		3.79	175	350

9.33	0.32	11,181	3.69	(1.81	)(f)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)		3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)		3.79	175	350

9.94	1.22	317,974	2.78	(0.90	)(f)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)		3.15	146	348
10.27	0.00	528,478	2.59	(0.45)		3.04	175	350

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2013	$19.96	$0.22	(d)	$4.75	$4.97	$(0.20)	$(0.09)	$(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(d)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(d)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)

Class C
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(d)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(d)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)

Institutional Class
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(d)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(d)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)

Select Class
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(d)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(d)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.64	25.09%	$784,359	1.24%	0.98%	1.33%	22%
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70

24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70

24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70

24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,024,892	$—	$—	$2,024,892

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$863,347	$—	$—	$863,347

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$956,183	$—	$—	$956,183

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,570,115	$—	$—	$1,570,115

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,254,036	$—	$—	$13,254,036

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$338,642	$—	$—	$338,642

Total Liabilities (a)	$(306,287)	$—	$—	$(306,287)

Appreciation in Other Financial Instruments
Futures Contracts	$7	$—	$—	$7

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,671,023	$—	$—	$3,671,023

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2013, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$3,507	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	4,485	(b)
Ending Notional Balance Short	2,616

(a)	For the period, May 1, 2013 through May 31, 2013.
(b)	For the periods, April 1, 2013 through April 30, 2013 and June 1, 2013 through June 30, 2013.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2013, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, in Collateral Investments as described below (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	2
Mid Cap Value Fund	3

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of the loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2013, there were no outstanding securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	1
Mid Cap Value Fund	2

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Foreign Currency Translation — The books and records of the Multi-Cap Market Neutral Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, whose distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$—	$(1,536)	$1,536
Mid Cap Core Fund	—	(458)	458
Mid Cap Equity Fund	—	(830)	830
Mid Cap Growth Fund	(1,461)	(1,893)	3,354
Mid Cap Value Fund	1,460	(971)	(489)
Multi-Cap Market Neutral Fund	(5,082)	4,972	110
Value Advantage Fund	—	(1,614)	1,614

The reclassifications for the Funds relate primarily to investments in real estate investment trusts (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), investments in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), non-taxable dividends (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund), net operating losses (Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), corporate actions from underlying fund investments (Mid Cap Value Fund), foreign currency gains or losses (Multi-Cap Market Neutral Fund), short sales dividend in-lieu (Multi-Cap Market Neutral Fund) and investments in regulated investment companies (Multi-Cap Market Neutral Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$81	$1
Mid Cap Core Fund	2	—	(a)
Mid Cap Equity Fund	26	4
Mid Cap Growth Fund	18	2
Mid Cap Value Fund	222	9
Multi-Cap Market Neutral Fund	1	—	(a)
Value Advantage Fund	146	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	0.90
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the year ended June 30, 2013, except on February 28, 2013, Mid Cap Core Fund Select Class changed from 1.00% to 0.90% and Multi-Cap Market Neutral Fund Class A changed from 1.75% to 1.50%, Class B and Class C changed from 2.50% to 2.00% and Select Class changed from 1.50% to 1.25%. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013, except Mid Cap Core Fund Select Class which is in place until at least October 31, 2014 and Multi-Cap Market Neutral Fund which is in place until at least February 28, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—		$—	$95	$95
Mid Cap Core Fund	—		201	156	357
Mid Cap Equity Fund	160		626	2,392	3,178
Mid Cap Growth Fund	1,894		1,264	512	3,670
Mid Cap Value Fund	4,777		8,910	5,486	19,173
Multi-Cap Market Neutral Fund	40		107	776	923
Value Advantage Fund	298		1,499	829	2,626

	Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Mid Cap Growth Fund	$—	(a)	$—	$—	$—	(a)
Multi-Cap Market Neutral Fund	190		284	346	820

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$79
Mid Cap Core Fund	50
Mid Cap Equity Fund	61
Mid Cap Growth Fund	43
Mid Cap Value Fund	876
Multi-Cap Market Neutral Fund	89
Value Advantage Fund	274

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,527,368	$1,183,455	$—	$—
Mid Cap Core Fund	1,468,451	1,114,696	—	—
Mid Cap Equity Fund	620,886	684,537	—	—
Mid Cap Growth Fund	1,025,391	1,178,223	—	—
Mid Cap Value Fund	5,475,549	2,277,462	—	—
Multi-Cap Market Neutral Fund	390,686	643,014	401,558	646,391
Value Advantage Fund	2,337,396	458,557	—	—

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,558,832	$479,918	$13,858	$466,060
Mid Cap Core Fund	806,101	70,733	13,487	57,246
Mid Cap Equity Fund	697,487	262,122	3,426	258,696
Mid Cap Growth Fund	1,166,791	418,497	15,173	403,324
Mid Cap Value Fund	9,853,796	3,432,409	33,284	3,400,240
Multi-Cap Market Neutral Fund	280,176	61,808	3,342	58,466
Value Advantage Fund	3,099,685	587,180	15,842	571,338

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund), investment in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$3,788	$5,812	$9,600
Mid Cap Core Fund	12,650	3,553	16,203
Mid Cap Equity Fund	5,458	6,244	11,702
Mid Cap Growth Fund	—	64,858	64,858
Mid Cap Value Fund	120,789	74,510	195,299
Value Advantage Fund	20,780	8,159	28,939

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Core Fund	$724	$2	$726
Mid Cap Equity Fund	3,720	17	3,737
Mid Cap Growth Fund	—	134,380	134,380
Mid Cap Value Fund	60,236	—	60,236
Value Advantage Fund	11,280	—	11,280

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$46,860	$—	$466,060
Mid Cap Core Fund	60,924	39,252	—	57,246
Mid Cap Equity Fund	16,741	37,820	—	258,696
Mid Cap Growth Fund	—	95,221	(39,020)	403,324
Mid Cap Value Fund	99,287	243,394	(41,385)	3,400,240
Multi-Cap Market Neutral Fund	—	—	(39,205)	28,626
Value Advantage Fund	24,514	20,269	—	570,607

For the Funds, the cumulative timing differences primarily consists of late year ordinary loss deferral (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Multi Neutral Fund), trustee deferred compensation, wash sale loss deferrals, investments in partnerships (Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), non-taxable dividends (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Multi-Cap Multi Neutral Fund and Value Advantage Fund), distributions payable (Mid Cap Equity Fund), post-October loss deferral (Multi-Cap Multi Neutral Fund), unsettled short sales loss deferral (Multi-Cap Multi Neutral Fund) and mark to market of futures contracts (Multi-Cap Multi Neutral Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended June 30, 2013, the following Fund utilized post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

As of June 30, 2013, the following Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Growth Fund	$—	$—	$39,020	$39,020	*
Mid Cap Value Fund	—	3,017	38,368	41,385	*
Multi-Cap Market Neutral Fund	39,205	—	—	39,205

During the year ended June 30, 2013 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Mid Cap Growth Fund	$25,462
Mid Cap Value Fund	86,259
Multi-Cap Market Neutral Fund	26,780
Value Advantage Fund	13,485

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2013 the following Funds deferred to July 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Growth Advantage Fund	$335	$—	$—
Mid Cap Growth Fund	1,738	—	—
Multi-Cap Market Neutral Fund	2,448	21,799	—

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013. Average borrowings from the Facility for the year ended June 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Mid Cap Core Fund	$7,582	1	$—	(a)
Mid Cap Equity Fund	31,840	5	1

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—%	33.4%
Mid Cap Core Fund	—	43.5
Multi-Cap Market Neutral Fund	88.5	—
Value Advantage Fund	—	19.5

Additionally, Growth Advantage Fund, Mid Cap Equity Fund and Value Advantage Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of June 30, 2013, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,155.70	$6.68	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,152.60	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,152.40	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R5
Actual	1,000.00	1,157.60	4.44	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Select Class
Actual	1,000.00	1,156.50	5.51	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

Mid Cap Core Fund
Class A
Actual	1,000.00	1,156.70	6.63	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,154.40	9.29	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,155.10	7.96	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual	$1,000.00	$1,159.20	$4.23	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,159.90	3.96	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,158.50	4.98	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,151.30	6.61	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,148.30	9.27	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Select Class
Actual	1,000.00	1,153.00	4.75	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,154.10	6.62	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,151.00	9.28	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,151.00	9.28	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,153.10	7.47	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R5
Actual	1,000.00	1,156.30	4.22	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,156.70	3.96	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,155.80	4.97	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	1,149.90	6.56	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class B
Actual	1,000.00	1,147.00	9.26	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,146.90	9.26	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,148.30	7.94	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Institutional Class
Actual	$1,000.00	$1,152.60	$3.95	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,150.90	5.23	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,026.20	13.56	2.70
Hypothetical	1,000.00	1,011.41	13.47	2.70
Class B
Actual	1,000.00	1,022.00	16.44	3.28
Hypothetical	1,000.00	1,008.53	16.33	3.28
Class C
Actual	1,000.00	1,023.00	16.45	3.28
Hypothetical	1,000.00	1,008.53	16.33	3.28
Select Class
Actual	1,000.00	1,026.90	12.31	2.45
Hypothetical	1,000.00	1,012.65	12.23	2.45

Value Advantage Fund
Class A
Actual	1,000.00	1,160.10	6.64	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,157.00	9.25	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual	1,000.00	1,163.10	3.97	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,161.70	5.31	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Growth Advantage Fund	100.00%
Mid Cap Core Fund	18.34
Mid Cap Equity Fund	54.85
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$5,812
Mid Cap Core	3,553
Mid Cap Equity	6,244
Mid Cap Growth	64,858
Mid Cap Value	74,510
Value Advantage Fund	8,159

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$3,788
Mid Cap Core Fund	12,650
Mid Cap Equity	4,652
Mid Cap Value	120,789
Value Advantage Fund	20,780

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. June 2013.

AN-MC-613

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2013

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve
(“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”)
remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

 “We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed
tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

JUNE 30, 2013

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S.
equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the
U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The S&P 500 Index returned 20.60% for the twelve months ended June 30, 2013. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks for the period.

2

J.P. MORGAN LARGE CAP FUNDS

JUNE 30, 2013

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

22.67%

S&P 500 Index

20.60%

Net Assets as of 6/30/2013 (In Thousands)

$
1,826,852

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the pharmaceutical and retail sectors contributed to relative performance. The Fund’s stock selection in the systems and network hardware sector and the auto and transportation sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Celgene Corp., Biogen Idec, Inc. and Cisco Systems, Inc. Shares of Celgene Corp., a multinational biopharmaceutical company, rose on higher projections for revenue and earnings. Shares of Biogen Idec, Inc., an American biotechnology company specializing in drugs for neurological disorders, autoimmune disorders and cancer, gained on news that the company had received patent protection for a key drug. Cisco Systems, Inc., a manufacturer of networking equipment, gained on higher-than- expected earnings during the company’s fiscal third quarter.

Individual detractors from relative performance included Norfolk Southern Corp., Gilead Sciences, Inc. and Microsoft Corp. Norfolk Southern Corp., a railroad operator, was hurt by soft coal demand. Shares of Gilead Sciences, Inc., an American biotechnology company that discovers, develops and commercializes therapeutics, rose sharply. However, as the Fund did not own shares of the company, this was a negative for the Fund’s relative performance. Shares of software technology company Microsoft Corp. rallied during the reporting period, but underperformed the Benchmark. As a result, the Fund’s overweight position in Microsoft Corp. versus the Benchmark was a relative detractor.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.0%
2.	Google, Inc., Class A	2.8
3.	Exxon Mobil Corp.	2.7
4.	Wells Fargo & Co.	2.2
5.	Apple, Inc.	2.1
6.	Cisco Systems, Inc.	1.9
7.	Citigroup, Inc.	1.8
8.	Chevron Corp.	1.8
9.	Microsoft Corp.	1.8
10.	United Technologies Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Consumer Discretionary	15.3
Financials	15.3
Health Care	12.8
Energy	11.7
Industrials	11.2
Consumer Staples	7.2
Utilities	3.0
Materials	2.2
Telecommunication Services	1.7
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		22.21%	7.99%	7.37%
With Sales Charge*		15.77	6.82	6.79
CLASS R6 SHARES	3/24/03	22.78	8.53	7.93
INSTITUTIONAL CLASS SHARES	1/3/97	22.67	8.43	7.82
SELECT CLASS SHARES	9/10/01	22.49	8.26	7.66

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.48%
Russell 1000 Growth Index	17.07%

Net Assets as of 6/30/2013 (In Thousands)	$102,280

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the health care and producer durables sectors was the main contributor to relative performance. The Fund’s stock selection in the technology sector and an underweight versus the Benchmark in the producer durables sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Biogen Idec, Inc., Kansas City Southern, and Regeneron Pharmaceuticals, Inc. Shares of biotechnology company Biogen Idec, Inc. traded higher during the reporting period. The company benefited from investors realizing the market potential for Tecfidera, the company’s oral medicine to treat relapsing forms of multiple sclerosis in adults, and the impact the drug could have on Biogen Idec’s top line growth. Railroad company Kansas City Southern benefited from industrial capacity additions in Mexico and strengthening automotive and industrial sectors in the U.S. Regeneron Pharmaceuticals, Inc., a biotechnology company, was rewarded for strong execution in its Eylea franchise, a treatment for wet macular degeneration.

Individual detractors to relative performance included Teradata Corp., Citrix Systems, Inc. and EMC Corp. Teradata Corp., which provides data warehousing, analytics software and support services, reported lower-than-expected revenue and earnings for its fiscal first quarter. Software and programming company Citrix Systems, Inc. experienced a difficult fourth quarter of 2012 in the face of a challenged enterprise spending environment. Weaker-than-expected first quarter 2013 earnings also weighed on the stock. EMC Corp. offers data storage, information security, virtualization and cloud computing services and products. Its shares traded lower following weaker-than-expected third quarter 2012 earnings and disappointing guidance announcements in the third quarter of 2012 and the first quarter of 2013.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Biogen Idec, Inc.	7.3%
2.	Google, Inc., Class A	6.5
3.	Kansas City Southern	5.3
4.	MasterCard, Inc., Class A	5.2
5.	Regeneron Pharmaceuticals, Inc.	4.6
6.	Gilead Sciences, Inc.	4.4
7.	priceline.com, Inc.	4.3
8.	Whole Foods Market, Inc.	4.1
9.	Home Depot, Inc. (The)	3.8
10.	Amazon.com, Inc.	3.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.3%
Consumer Discretionary	21.4
Health Care	18.5
Financials	8.0
Industrials	6.9
Energy	6.0
Consumer Staples	4.1
Materials	3.5
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		19.19%	6.12%	4.27%
With Sales Charge*		12.94	4.99	3.27
CLASS C SHARES	11/30/07
Without CDSC		18.60	5.59	3.76
With CDSC**		17.60	5.59	3.76
CLASS R5 SHARES	11/30/07	19.73	6.60	4.74
SELECT CLASS SHARES	11/30/07	19.48	6.38	4.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.84%
Russell 1000 Value Index	25.32%

Net Assets as of 6/30/2013 (In Thousands)	$4,508,761

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the information technology and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the utilities and materials sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included its underweight position in financial company Citigroup, Inc. Its shares moved sharply higher during the reporting period amid, among other things, improving operating results. Investors also reacted positively to Citigroup, Inc.’s proposed restructuring plan. An underweight position in Berkshire Hathaway, Inc. also detracted from the Fund’s relative performance, as the multinational conglomerate holding company benefited from the ongoing economic recovery. An overweight in Apple, Inc. was another detractor from relative performance. Shares in Apple, Inc. fell amid intense competition with rivals and an outlook that fell short of analyst expectations.

Individual contributors to relative performance included the Fund’s positions in The Home Depot, Inc., BlackRock, Inc. and the CME Group, Inc. The Home Depot, Inc., a leading home improvement chain, benefited from an improving housing market. Shares of BlackRock, Inc. were lifted by the investment service company’s strong earnings. CME Group, Inc., a financial and commodity derivative exchange, also benefited from strong revenue and earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.2%
2.	Merck & Co., Inc.	2.8
3.	Pfizer, Inc.	2.7
4.	Johnson & Johnson	2.7
5.	Exxon Mobil Corp.	2.4
6.	ConocoPhillips	2.3
7.	Chevron Corp.	2.2
8.	Occidental Petroleum Corp.	2.2
9.	CME Group, Inc.	2.0
10.	Home Depot, Inc. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.5%
Consumer Discretionary	14.1
Health Care	11.5
Energy	10.7
Information Technology	9.7
Industrials	7.8
Consumer Staples	7.2
Utilities	5.6
Telecommunication Services	2.6
Materials	2.6
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		21.53%	9.21%	8.21%
With Sales Charge*		15.09	8.05	7.63
CLASS B SHARES	1/14/94
Without CDSC		20.90	8.65	7.73
With CDSC**		15.90	8.36	7.73
CLASS C SHARES	11/4/97
Without CDSC		20.94	8.64	7.62
With CDSC***		19.94	8.64	7.62
CLASS R2 SHARES	2/28/11	21.21	9.05	8.07
CLASS R5 SHARES	2/28/11	22.17	9.65	8.58
CLASS R6 SHARES	1/31/12	22.12	9.64	8.57
SELECT CLASS SHARES	7/2/87	21.84	9.53	8.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	25.65%
S&P 500/Citigroup Value Index	25.04%

Net Assets as of 6/30/2013 (In Thousands)	$395,216

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the longterm and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the financials and industrials sectors contributed to relative performance, while stock selection in the information technology and consumer discretionary sectors was the main detractor from relative performance.

Principal contributors to relative performance included the Fund’s positions in Prudential Financial, Inc., The Home Depot, Inc. and Hartford Financial Services Group, Inc. Prudential Financial, Inc., an insurance provider, reported strong revenue and earnings and announced a share buyback plan during the reporting period. The Home Depot, Inc., a leading home improvement chain, benefited from an improving housing market. Shares of Hartford Financial Services Group, Inc., an insurance and financial services company, rose as investors reacted positively to the company’s announced sale of its retirement plans business to Mass Mutual.

Principal detractors from relative performance included the Fund’s positioning in Berkshire Hathaway, Inc., Apple, Inc. and Ford Motor Co. An underweight position in Berkshire Hathaway, Inc. detracted from the Fund’s relative performance, as the multinational conglomerate holding company benefited from the ongoing economic recovery. An overweight position in Apple, Inc. detracted from the Fund’s relative performance as its shares fell amid intense competition with rivals and an outlook that fell short of analyst expectations. Shares of vehicle manufacturer Ford Motor Co. rallied as the company benefited from recovering car and truck sales in the U.S., as well as growing sales in emerging markets. As such, not having a position in Ford Motor Co. detracted from the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight in the consumer discretionary sector, a sector in which the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.2%
2.	Johnson & Johnson	2.8
3.	Exxon Mobil Corp.	2.6
4.	Capital One Financial Corp.	2.2
5.	Occidental Petroleum Corp.	2.2
6.	Hartford Financial Services Group, Inc.	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Citigroup, Inc.	2.0
9.	Microsoft Corp.	1.9
10.	Prudential Financial, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.7%
Consumer Discretionary	14.6
Health Care	12.1
Energy	11.7
Information Technology	6.8
Consumer Staples	6.0
Industrials	5.9
Utilities	2.7
Materials	1.8
Telecommunication Services	1.8
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		25.65%	7.00%	7.00%
With Sales Charge*		19.06	5.85	6.42
CLASS B SHARES	11/4/93
Without CDSC		25.01	6.46	6.57
With CDSC**		20.01	6.15	6.57
CLASS C SHARES	1/2/98
Without CDSC		25.02	6.47	6.47
With CDSC***		24.02	6.47	6.47
SELECT CLASS SHARES	1/25/96	25.97	7.33	7.35

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S.

companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.37%
Russell 1000 Growth Index	17.07%

Net Assets as of 6/30/2013 (In Thousands)	$11,562,905

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the consumer discretionary and consumer staples sectors detracted from relative performance. The Fund’s stock selection in the financial services and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positioning in Monster Beverage Corp., Inc., Intuitive Surgical, Inc. and Teradata Corp. Monster Beverage Corp., which manufactures energy drinks, natural soft drinks and fruit drinks, was the target of lawsuits following the death of two customers. Intuitive Surgical, Inc. manufactures robotic surgical systems, most notably the da Vinci Surgical System. Application and growth of its products in surgical procedures has fallen short of expectations, which weighed on its stock price. Teradata Corp., which provides data warehousing, analytics software and support services, reported lower-than-expected revenue and earnings for its fiscal first quarter.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Regeneron Pharmaceuticals, Inc., Biogen Idec, Inc. and MasterCard, Inc. Regeneron Pharmaceuticals, Inc., a biotechnology company, was rewarded for strong execution in its Eylea franchise, a treatment for wet macular degeneration. Shares of biotechnology company Biogen Idec, Inc. traded higher during the reporting period. It benefited from investors realizing the market potential for Tecfidera, the company’s oral medicine to treat relapsing forms of multiple sclerosis in adults, and the impact the drug could have on Biogen Idec’s top line growth. Shares of MasterCard, Inc. also benefited from strong earnings, as the credit card company was bolstered by increasing volumes.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	4.7%
2.	MasterCard, Inc., Class A	4.0
3.	Biogen Idec, Inc.	3.6
4.	Home Depot, Inc. (The)	3.4
5.	Apple, Inc.	3.2
6.	Gilead Sciences, Inc.	3.1
7.	Visa, Inc., Class A	2.9
8.	Union Pacific Corp.	2.7
9.	Regeneron Pharmaceuticals, Inc.	2.7
10.	Sherwin-Williams Co. (The)	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Consumer Discretionary	20.7
Health Care	18.2
Industrials	9.5
Consumer Staples	7.3
Materials	7.2
Financials	4.7
Energy	3.7
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		10.19%	5.99%	7.29%
With Sales Charge*		4.40	4.85	6.71
CLASS B SHARES	1/14/94
Without CDSC		9.67	5.43	6.78
With CDSC**		4.67	5.10	6.78
CLASS C SHARES	11/4/97
Without CDSC		9.60	5.44	6.69
With CDSC***		8.60	5.44	6.69
CLASS R2 SHARES	11/3/08	9.91	5.73	7.02
CLASS R5 SHARES	4/14/09	10.56	6.39	7.62
CLASS R6 SHARES	11/30/10	10.66	6.42	7.64
SELECT CLASS SHARES	2/28/92	10.37	6.21	7.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.65%
Russell 1000 Value Index	25.32%

Net Assets as of 6/30/2013 (In Thousands)	$696,421

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Effective August 1, 2012, there was a portfolio management change for the Fund. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the financials and health care sectors was the main contributor to relative performance. Stock selection in the information technology and materials sectors detracted from relative performance.

Individual contributors to performance relative to the Benchmark included the Fund’s positions in Citigroup, Inc., Valeant Pharmaceuticals and Celgene Corp. Shares of Citigroup, Inc., a multinational banking and financial services company, moved sharply higher during the reporting period amid, among other things, improved operating results. Investors also reacted positively to Citigroup’s proposed restructuring plan. Valeant Pharmaceuticals, which focuses on neurology, dermatology and infectious diseases, raised guidance for its fiscal year 2013 earnings. Shares of Celgene Corp., a multinational biopharmaceutical company, rose on higher projections for revenue and earnings.

Principal detractors to relative performance included the Fund’s positioning in Berkshire Hathaway, Inc., Procter & Gamble Co., Inc. and General Electric Co. Berkshire Hathaway, Inc. is a multinational conglomerate holding company. Its shares moved sharply higher during the reporting period, but the Fund did not have a position in the company. As such, this was a negative for the Fund’s relative results. Also detracting from relative performance was Procter & Gamble Co., Inc., a multinational consumer goods company. Its shares fell as the company lowered its earnings forecast and replaced its Chief Executive Officer during the reporting period. An underweight in multinational conglomerate General Electric Co. detracted from relative performance as its shares rallied during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.5%
2.	Citigroup, Inc.	4.3
3.	Chevron Corp.	4.1
4.	Wells Fargo & Co.	3.9
5.	Johnson & Johnson	3.3
6.	UnitedHealth Group, Inc.	2.8
7.	Time Warner, Inc.	2.3
8.	Invesco Ltd.	2.2
9.	Cisco Systems, Inc.	2.2
10.	ACE Ltd., (Switzerland)	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.2%
Energy	15.8
Consumer Discretionary	11.7
Health Care	11.5
Industrials	9.7
Information Technology	8.3
Consumer Staples	5.3
Utilities	3.4
Materials	3.3
Telecommunication Services	1.7
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		28.38%	6.99%	6.75%
With Sales Charge*		21.65	5.84	6.18
CLASS B SHARES	1/14/94
Without CDSC		27.88	6.47	6.26
With CDSC**		22.88	6.16	6.26
CLASS C SHARES	3/22/99
Without CDSC		27.77	6.47	6.15
With CDSC***		26.77	6.47	6.15
CLASS R2 SHARES	11/3/08	28.19	6.75	6.47
CLASS R5 SHARES	5/15/06	28.96	7.45	7.15
CLASS R6 SHARES	11/30/10	28.94	7.47	7.16
SELECT CLASS SHARES	3/1/91	28.65	7.21	6.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	23.38%
S&P 500 Index	20.60%

Net Assets as of 6/30/2013 (In Thousands)	$7,987,283

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2013. Stock selection in the pharmaceutical/medical technology and auto and transportation sectors contributed to performance relative to the Benchmark. Stock selection in the health services and systems and systems and network hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in General Motors Co., Cisco Systems, Inc. and Biogen Idec., Inc. Automaker General Motors Co. reported strong sales and growing market share in both the U.S. and globally during the reporting period. Cisco Systems, Inc., a manufacturer of networking equipment, gained on higher-than-expected earnings during the company’s fiscal third quarter. Shares of Biogen Idec, Inc., a biotechnology company specializing in drugs for neurological disorders, autoimmune disorders and cancer, gained after the company received patent protection for a key drug.

Individual detractors from relative performance included the Fund’s positions in Walter Energy, Inc., Occidental Petroleum Corp. and Merck & Co., Inc. Walter Energy, Inc. is a producer and exporter of metallurgical coals. The company’s share price decline underscored continued deterioration in global metallurgical coal fundamentals. Shares of Occidental Petroleum Corp., a global energy firm, struggled due to concerns about slowing profit growth. Merck & Co., a pharmaceutical company, lost patent protection for a key drug and encountered headwinds from both U.S. health care reform and European austerity.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund was overweight versus the Benchmark in the auto and transportation and financial services sectors. The Fund was underweight versus the Benchmark in the industrial cyclical and consumer stable sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.3%
2.	Google, Inc., Class A	3.0
3.	Time Warner, Inc.	2.6
4.	United Technologies Corp.	2.3
5.	Wells Fargo & Co.	2.2
6.	Schlumberger Ltd.	2.1
7.	Apple, Inc.	2.0
8.	Microsoft Corp.	1.8
9.	Citigroup, Inc.	1.8
10.	Comcast Corp., Class A	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.8%
Consumer Discretionary	16.9
Financials	15.3
Health Care	13.8
Industrials	10.4
Energy	10.4
Consumer Staples	7.8
Materials	2.5
Utilities	1.7
Telecommunication Services	0.9
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		22.95%	7.79%	8.03%
With Sales Charge*		16.54	6.64	7.46
CLASS B SHARES	9/10/01
Without CDSC		22.36	7.24	7.57
With CDSC**		17.36	6.94	7.57
CLASS C SHARES	9/10/01
Without CDSC		22.33	7.27	7.46
With CDSC***		21.33	7.27	7.46
CLASS R2 SHARES	11/3/08	22.61	7.54	7.91
CLASS R5 SHARES	5/15/06	23.43	8.25	8.49
CLASS R6 SHARES	11/30/10	23.46	8.29	8.52
INSTITUTIONAL CLASS SHARES	9/17/93	23.38	8.20	8.46
SELECT CLASS SHARES	9/10/01	23.24	8.04	8.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 101.1%
Common Stocks — 99.3%
	Consumer Discretionary — 15.5%
	Auto Components — 0.8%
186	Johnson Controls, Inc.	6,642
119	TRW Automotive Holdings Corp. (a)	7,900

		14,542

	Automobiles — 1.5%
316	Ford Motor Co.	4,889
653	General Motors Co. (a)	21,742

		26,631

	Hotels, Restaurants & Leisure — 1.5%
124	McDonald’s Corp.	12,226
156	Royal Caribbean Cruises Ltd.	5,211
141	Starbucks Corp.	9,241

		26,678

	Household Durables — 0.4%
108	Lennar Corp., Class A	3,907
222	PulteGroup, Inc. (a)	4,206

		8,113

	Internet & Catalog Retail — 0.5%
10	Expedia, Inc.	589
11	priceline.com, Inc. (a)	8,685

		9,274

	Media — 4.2%
621	Comcast Corp., Class A	26,024
197	DIRECTV (a)	12,145
93	Time Warner Cable, Inc.	10,495
495	Time Warner, Inc.	28,631

		77,295

	Multiline Retail — 2.5%
240	J.C. Penney Co., Inc. (a)	4,104
374	Macy’s, Inc.	17,952
128	Nordstrom, Inc.	7,696
242	Target Corp.	16,682

		46,434

	Specialty Retail — 3.3%
24	Abercrombie & Fitch Co., Class A	1,104
16	AutoZone, Inc. (a)	6,932
156	CST Brands, Inc. (a)	4,803
157	Home Depot, Inc. (The)	12,132
404	Lowe’s Cos., Inc.	16,509
230	TJX Cos., Inc.	11,519

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
127	Williams-Sonoma, Inc.	7,115

		60,114

	Textiles, Apparel & Luxury Goods — 0.8%
73	V.F. Corp.	14,076

	Total Consumer Discretionary	283,157

	Consumer Staples — 7.2%
	Beverages — 1.1%
421	Coca-Cola Co. (The)	16,891
80	Coca-Cola Enterprises, Inc.	2,795

		19,686

	Food & Staples Retailing — 1.0%
336	CVS Caremark Corp.	19,190

	Food Products — 1.5%
461	Archer-Daniels-Midland Co.	15,626
51	ConAgra Foods, Inc.	1,774
217	Mondelez International, Inc., Class A	6,191
149	Tyson Foods, Inc., Class A	3,819

		27,410

	Household Products — 2.1%
125	Kimberly-Clark Corp.	12,171
343	Procter & Gamble Co. (The)	26,421

		38,592

	Tobacco — 1.5%
314	Philip Morris International, Inc.	27,169

	Total Consumer Staples	132,047

	Energy — 11.8%
	Energy Equipment & Services — 4.0%
79	Baker Hughes, Inc.	3,654
215	Cameron International Corp. (a)	13,162
304	Ensco plc, (United Kingdom), Class A	17,657
268	Noble Corp., (Switzerland)	10,083
67	Rowan Cos. plc, Class A (a)	2,279
380	Schlumberger Ltd.	27,202

		74,037

	Oil, Gas & Consumable Fuels — 7.8%
145	Anadarko Petroleum Corp.	12,443
106	Apache Corp.	8,886
190	Cheniere Energy, Inc. (a)	5,280
283	Chevron Corp.	33,504
242	ConocoPhillips	14,647
559	Exxon Mobil Corp.	50,550

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
55	Marathon Petroleum Corp.	3,915
119	Phillips 66	6,981
175	Williams Cos., Inc. (The)	5,692

		141,898

	Total Energy	215,935

	Financials — 15.5%
	Capital Markets — 2.2%
68	Goldman Sachs Group, Inc. (The)	10,333
274	Invesco Ltd.	8,706
479	Morgan Stanley	11,707
147	State Street Corp.	9,567

		40,313

	Commercial Banks — 3.9%
141	BB&T Corp.	4,763
43	Cathay General Bancorp	869
67	East West Bancorp, Inc.	1,834
245	Huntington Bancshares, Inc.	1,931
119	SunTrust Banks, Inc.	3,760
25	SVB Financial Group (a)	2,058
443	U.S. Bancorp	16,025
990	Wells Fargo & Co.	40,876

		72,116

	Consumer Finance — 0.9%
263	Capital One Financial Corp.	16,533

	Diversified Financial Services — 3.9%
1,901	Bank of America Corp.	24,443
700	Citigroup, Inc.	33,567
71	IntercontinentalExchange, Inc. (a)	12,532

		70,542

	Insurance — 3.6%
143	ACE Ltd., (Switzerland)	12,798
72	Aon plc, (United Kingdom)	4,620
60	Berkshire Hathaway, Inc., Class B (a)	6,738
237	Hartford Financial Services Group, Inc.	7,337
67	Lincoln National Corp.	2,425
581	MetLife, Inc.	26,586
71	Prudential Financial, Inc.	5,157

		65,661

	Real Estate Investment Trusts (REITs) — 0.8%
163	Apartment Investment & Management Co., Class A	4,902
60	Brandywine Realty Trust	806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
217	DiamondRock Hospitality Co.	2,026
116	LaSalle Hotel Properties	2,865
77	Post Properties, Inc.	3,811

		14,410

	Real Estate Management & Development — 0.2%
137	St. Joe Co. (The) (a)	2,884

	Total Financials	282,459

	Health Care — 12.9%
	Biotechnology — 3.0%
108	Alexion Pharmaceuticals, Inc. (a)	9,925
74	Biogen Idec, Inc. (a)	15,839
129	Celgene Corp. (a)	15,078
79	Onyx Pharmaceuticals, Inc. (a)	8,556
67	Vertex Pharmaceuticals, Inc. (a)	5,319

		54,717

	Health Care Equipment & Supplies — 1.3%
120	Baxter International, Inc.	8,278
143	Covidien plc, (Ireland)	8,991
12	Intuitive Surgical, Inc. (a)	5,876

		23,145

	Health Care Providers & Services — 2.3%
52	Cigna Corp.	3,777
55	DaVita HealthCare Partners, Inc. (a)	6,644
123	Humana, Inc.	10,372
337	UnitedHealth Group, Inc.	22,039

		42,832

	Health Care Technology — 0.2%
28	athenahealth, Inc. (a)	2,372
25	Cerner Corp. (a)	2,364

		4,736

	Life Sciences Tools & Services — 0.2%
17	Mettler-Toledo International, Inc. (a)	3,461

	Pharmaceuticals — 5.9%
44	Allergan, Inc.	3,673
532	Bristol-Myers Squibb Co.	23,780
645	Johnson & Johnson	55,345
438	Merck & Co., Inc.	20,347
49	Valeant Pharmaceuticals International, Inc. (a)	4,218

		107,363

	Total Health Care	236,254

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Industrials — 11.3%
	Aerospace & Defense — 2.7%
237	Honeywell International, Inc.	18,820
14	Rockwell Collins, Inc.	900
322	United Technologies Corp.	29,881

		49,601

	Airlines — 0.9%
335	Delta Air Lines, Inc. (a)	6,262
494	Southwest Airlines Co.	6,368
236	U.S. Airways Group, Inc. (a)	3,878

		16,508

	Building Products — 0.5%
413	Masco Corp.	8,047

	Construction & Engineering — 1.6%
420	Fluor Corp.	24,890
123	KBR, Inc.	3,991

		28,881

	Electrical Equipment — 0.6%
204	Emerson Electric Co.	11,108

	Machinery — 1.4%
16	Flowserve Corp.	859
391	PACCAR, Inc.	20,968
53	SPX Corp.	3,812

		25,639

	Road & Rail — 3.6%
827	CSX Corp.	19,176
253	Hertz Global Holdings, Inc. (a)	6,262
258	Norfolk Southern Corp.	18,729
142	Union Pacific Corp.	21,859

		66,026

	Total Industrials	205,810

	Information Technology — 18.1%
	Communications Equipment — 2.8%
1,458	Cisco Systems, Inc.	35,433
271	QUALCOMM, Inc.	16,553

		51,986

	Computers & Peripherals — 3.6%
98	Apple, Inc.	38,939
418	EMC Corp.	9,864
544	Hewlett-Packard Co.	13,491
92	NetApp, Inc. (a)	3,464

		65,758

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 3.5%
195	eBay, Inc. (a)	10,101
58	Google, Inc., Class A (a)	51,405
15	LinkedIn Corp., Class A (a)	2,674

		64,180

	IT Services — 1.9%
32	Alliance Data Systems Corp. (a)	5,702
142	Cognizant Technology Solutions Corp., Class A (a)	8,866
7	Jack Henry & Associates, Inc.	335
105	Visa, Inc., Class A	19,134

		34,037

	Office Electronics — 0.2%
350	Xerox Corp.	3,177

	Semiconductors & Semiconductor Equipment — 1.9%
94	Avago Technologies Ltd., (Singapore)	3,529
309	Broadcom Corp., Class A	10,442
169	Freescale Semiconductor Ltd. (a)	2,295
136	KLA-Tencor Corp.	7,551
69	Lam Research Corp. (a)	3,050
471	ON Semiconductor Corp. (a)	3,805
103	Xilinx, Inc.	4,060

		34,732

	Software — 4.2%
130	Adobe Systems, Inc. (a)	5,909
173	CA, Inc.	4,944
125	Citrix Systems, Inc. (a)	7,559
950	Microsoft Corp.	32,804
653	Oracle Corp.	20,068
50	Splunk, Inc. (a)	2,323
166	Symantec Corp.	3,723

		77,330

	Total Information Technology	331,200

	Materials — 2.3%
	Chemicals — 1.5%
63	Air Products & Chemicals, Inc.	5,790
86	Axiall Corp.	3,662
296	Dow Chemical Co. (The)	9,506
150	E.I. du Pont de Nemours & Co.	7,890

		26,848

	Containers & Packaging — 0.4%
124	Ball Corp.	5,135

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Containers & Packaging — Continued
59	Crown Holdings, Inc. (a)	2,443

		7,578

	Metals & Mining — 0.4%
667	Alcoa, Inc.	5,218
498	Alumina Ltd., (Australia), ADR (a)	1,779

		6,997

	Total Materials	41,423

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
490	AT&T, Inc.	17,356
283	Verizon Communications, Inc.	14,257

	Total Telecommunication Services	31,613

	Utilities — 3.0%
	Electric Utilities — 2.2%
149	Edison International	7,157
169	NextEra Energy, Inc.	13,748
207	NV Energy, Inc.	4,861
528	Xcel Energy, Inc.	14,969

		40,735

	Gas Utilities — 0.1%
58	Questar Corp.	1,390

	Multi-Utilities — 0.7%
207	CMS Energy Corp.	5,622

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
246	NiSource, Inc.	7,054

		12,676

	Total Utilities	54,801

	Total Common Stocks (Cost $1,565,202)	1,814,699

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.8%
	U.S. Treasury Obligation — 0.1%
2,125	U.S. Treasury Bill, 0.065%, 11/14/13 (k) (n)	2,125

SHARES
	Investment Company — 1.7%
30,205	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m)	30,205

	Total Short-Term Investments (Cost $32,330)	32,330

	Total Investments — 101.1% (Cost $1,597,532)	1,847,029
	Liabilities in Excess of Other Assets — (1.1)%	(20,177)

	NET ASSETS — 100.0%	$1,826,852

Short Positions — 0.0%
Common Stocks — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
13	Mallinckrodt plc, (Ireland) (a) †	601

	Total Short Positions (Proceeds $569)	$601

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
153	E-mini S&P 500	09/20/13	$12,235	$48

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 21.6%
	Hotels, Restaurants & Leisure — 6.9%
62	Las Vegas Sands Corp.	3,294
57	Starbucks Corp.	3,713

		7,007

	Internet & Catalog Retail — 8.0%
14	Amazon.com, Inc. (a)	3,774
5	priceline.com, Inc. (a)	4,458

		8,232

	Specialty Retail — 3.8%
50	Home Depot, Inc. (The)	3,891

	Textiles, Apparel & Luxury Goods — 2.9%
47	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,935

	Total Consumer Discretionary	22,065

	Consumer Staples — 4.1%
	Food & Staples Retailing — 4.1%
82	Whole Foods Market, Inc.	4,202

	Energy — 6.1%
	Energy Equipment & Services — 3.0%
50	Cameron International Corp. (a)	3,035

	Oil, Gas & Consumable Fuels — 3.1%
44	Cabot Oil & Gas Corp.	3,159

	Total Energy	6,194

	Financials — 8.1%
	Capital Markets — 5.6%
14	Goldman Sachs Group, Inc. (The)	2,133
149	TD Ameritrade Holding Corp.	3,614

		5,747

	Consumer Finance — 2.5%
41	Capital One Financial Corp.	2,572

	Total Financials	8,319

	Health Care — 18.6%
	Biotechnology — 16.4%
35	Biogen Idec, Inc. (a)	7,570
89	Gilead Sciences, Inc. (a)	4,555
21	Regeneron Pharmaceuticals, Inc. (a)	4,717

		16,842

	Health Care Providers & Services — 2.2%
36	Express Scripts Holding Co. (a)	2,225

	Total Health Care	19,067

	Industrials — 7.0%
	Aerospace & Defense — 1.6%
10	TransDigm Group, Inc.	1,632

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 5.4%
52	Kansas City Southern	5,518

	Total Industrials	7,150

	Information Technology — 30.5%
	Computers & Peripherals — 0.9%
2	Apple, Inc.	982

	Internet Software & Services — 9.2%
8	Google, Inc., Class A (a)	6,709
15	LinkedIn Corp., Class A (a)	2,670

		9,379

	IT Services — 11.0%
20	Alliance Data Systems Corp. (a)	3,675
9	MasterCard, Inc., Class A	5,374
44	Teradata Corp. (a)	2,219

		11,268

	Semiconductors & Semiconductor Equipment — 4.9%
87	ARM Holdings plc, (United Kingdom), ADR	3,151
23	ASML Holding N.V., (Netherlands)	1,847

		4,998

	Software — 4.5%
29	Citrix Systems, Inc. (a)	1,748
75	Salesforce.com, Inc. (a)	2,865

		4,613

	Total Information Technology	31,240

	Materials — 3.6%
	Chemicals — 3.6%
37	Monsanto Co.	3,633

	Total Common Stocks (Cost $87,404)	101,870

Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,379	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030%, (b) (l) (m) (Cost $1,379)	1,379

	Total Investments — 100.9% (Cost $88,783)	103,249
	Liabilities in Excess of Other Assets — (0.9)%	(969)

	NET ASSETS — 100.0%	$102,280

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 14.5%
	Distributors — 1.0%
590	Genuine Parts Co.	46,089

	Hotels, Restaurants & Leisure — 3.5%
826	Brinker International, Inc.	32,568
1,065	Dunkin’ Brands Group, Inc.	45,617
248	McDonald’s Corp.	24,599
785	Yum! Brands, Inc.	54,454

		157,238

	Household Durables — 0.5%
267	Tupperware Brands Corp.	20,745

	Media — 3.6%
1,100	Cinemark Holdings, Inc.	30,723
659	Comcast Corp., Class A	26,154
344	Time Warner Cable, Inc.	38,690
1,159	Time Warner, Inc.	66,992

		162,559

	Multiline Retail — 0.8%
588	Nordstrom, Inc.	35,245

	Specialty Retail — 4.1%
1,128	Home Depot, Inc. (The)	87,371
728	L Brands, Inc.	35,839
213	Tiffany & Co.	15,502
846	Williams-Sonoma, Inc.	47,262

		185,974

	Textiles, Apparel & Luxury Goods — 1.0%
244	V.F. Corp.	47,041

	Total Consumer Discretionary	654,891

	Consumer Staples — 7.4%
	Beverages — 1.1%
1,209	Coca-Cola Co. (The)	48,495

	Food Products — 2.8%
578	Hershey Co. (The)	51,631
197	JM Smucker Co. (The)	20,313
1,921	Mondelez International, Inc., Class A	54,794

		126,738

	Household Products — 1.4%
830	Procter & Gamble Co. (The)	63,927

	Tobacco — 2.1%
778	Lorillard, Inc.	33,980
692	Philip Morris International, Inc.	59,922

		93,902

	Total Consumer Staples	333,062

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 11.0%
	Oil, Gas & Consumable Fuels — 11.0%
881	Chevron Corp.	104,295
1,776	ConocoPhillips	107,426
1,252	Exxon Mobil Corp.	113,150
977	Kinder Morgan, Inc.	37,289
1,136	Occidental Petroleum Corp.	101,391
997	Williams Cos., Inc. (The)	32,382

	Total Energy	495,933

	Financials — 25.2%
	Capital Markets — 4.7%
392	Ameriprise Financial, Inc.	31,690
214	BlackRock, Inc.	55,047
947	Northern Trust Corp.	54,811
988	T. Rowe Price Group, Inc.	72,293

		213,841

	Commercial Banks — 9.4%
1,475	BB&T Corp.	49,979
430	Cullen/Frost Bankers, Inc.	28,714
373	M&T Bank Corp.	41,660
915	PNC Financial Services Group, Inc.	66,724
1,201	U.S. Bancorp	43,412
4,705	Wells Fargo & Co.	194,174

		424,663

	Diversified Financial Services — 3.0%
1,216	CME Group, Inc.	92,388
763	McGraw Hill Financial, Inc.	40,604

		132,992

	Insurance — 7.6%
999	Arthur J. Gallagher & Co.	43,648
647	Cincinnati Financial Corp.	29,695
1,676	Hartford Financial Services Group, Inc.	51,820
1,026	MetLife, Inc.	46,933
768	Prudential Financial, Inc.	56,105
904	Travelers Cos., Inc. (The)	72,281
1,163	Validus Holdings Ltd., (Bermuda)	42,009

		342,491

	Real Estate Investment Trusts (REITs) — 0.5%
351	Alexandria Real Estate Equities, Inc.	23,073

	Total Financials	1,137,060

	Health Care — 11.8%
	Health Care Equipment & Supplies — 2.1%
658	Baxter International, Inc.	45,613
507	Becton, Dickinson & Co.	50,093

		95,706

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 9.7%
919	AbbVie, Inc.	37,983
407	Bristol-Myers Squibb Co.	18,188
1,434	Johnson & Johnson	123,158
2,822	Merck & Co., Inc.	131,098
4,537	Pfizer, Inc.	127,094

		437,521

	Total Health Care	533,227

	Industrials — 8.0%
	Aerospace & Defense — 2.4%
655	Honeywell International, Inc.	51,994
633	United Technologies Corp.	58,792

		110,786

	Air Freight & Logistics — 1.1%
559	United Parcel Service, Inc., Class B	48,380

	Electrical Equipment — 0.6%
467	Emerson Electric Co.	25,452

	Industrial Conglomerates — 1.1%
458	3M Co.	50,090

	Machinery — 2.8%
674	Illinois Tool Works, Inc.	46,612
799	PACCAR, Inc.	42,866
402	Snap-on, Inc.	35,889

		125,367

	Total Industrials	360,075

	Information Technology — 10.0%
	Communications Equipment — 0.9%
643	QUALCOMM, Inc.	39,305

	Computers & Peripherals — 0.6%
73	Apple, Inc.	28,854

	Electronic Equipment, Instruments & Components — 0.5%
848	Molex, Inc.	24,891

	IT Services — 2.7%
567	Accenture plc, (Ireland), Class A	40,769
612	Automatic Data Processing, Inc.	42,128
863	Fidelity National Information Services, Inc.	36,971

		119,868

	Semiconductors & Semiconductor Equipment — 4.1%
1,289	Analog Devices, Inc.	58,074
944	KLA-Tencor Corp.	52,615
954	Texas Instruments, Inc.	33,277
1,001	Xilinx, Inc.	39,646

		183,612

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 1.2%
1,531	Microsoft Corp.	52,858

	Total Information Technology	449,388

	Materials — 2.7%
	Chemicals — 2.7%
543	Air Products & Chemicals, Inc.	49,722
779	E.I. du Pont de Nemours & Co.	40,921
205	PPG Industries, Inc.	29,943

	Total Materials	120,586

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
649	AT&T, Inc.	22,986
585	CenturyLink, Inc.	20,671
1,537	Verizon Communications, Inc.	77,381

	Total Telecommunication Services	121,038

	Utilities — 5.8%
	Electric Utilities — 3.0%
509	Edison International	24,518
495	NextEra Energy, Inc.	40,373
521	Northeast Utilities	21,883
1,633	Xcel Energy, Inc.	46,293

		133,067

	Multi-Utilities — 2.8%
1,115	CMS Energy Corp.	30,293
1,232	NiSource, Inc.	35,290
753	Sempra Energy	61,564

		127,147

	Total Utilities	260,214

	Total Common Stocks (Cost $3,782,257)	4,465,474

Short-Term Investment — 3.8%
	Investment Company — 3.8%
172,744	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $172,744)	172,744

	Total Investments — 102.9% (Cost $3,955,001)	4,638,218
	Liabilities in Excess of Other Assets — (2.9)%	(129,457)

	NET ASSETS — 100.0%	$4,508,761

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Consumer Discretionary — 14.8%
	Hotels, Restaurants & Leisure — 2.0%
68	Marriott International, Inc., Class A	2,753
71	Yum! Brands, Inc.	4,916

		7,669

	Media — 6.6%
165	Comcast Corp., Class A	6,894
118	DISH Network Corp., Class A	5,022
88	Gannett Co., Inc.	2,145
85	Time Warner, Inc.	4,897
113	Walt Disney Co. (The)	7,155

		26,113

	Specialty Retail — 4.4%
8	AutoZone, Inc. (a)	3,224
104	Home Depot, Inc. (The)	8,049
37	Tiffany & Co.	2,681
70	TJX Cos., Inc.	3,499

		17,453

	Textiles, Apparel & Luxury Goods — 1.8%
51	Coach, Inc.	2,934
21	V.F. Corp.	4,093

		7,027

	Total Consumer Discretionary	58,262

	Consumer Staples — 6.0%
	Beverages — 2.6%
41	Beam, Inc.	2,594
102	Dr. Pepper Snapple Group, Inc.	4,689
36	PepsiCo, Inc.	2,936

		10,219

	Food & Staples Retailing — 1.0%
71	CVS Caremark Corp.	4,031

	Food Products — 0.8%
32	JM Smucker Co. (The)	3,259

	Household Products — 1.0%
51	Procter & Gamble Co. (The)	3,915

	Tobacco — 0.6%
28	Philip Morris International, Inc.	2,417

	Total Consumer Staples	23,841

	Energy — 11.8%
	Oil, Gas & Consumable Fuels — 11.8%
63	Chevron Corp.	7,414
122	ConocoPhillips	7,397

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
89	Devon Energy Corp.	4,628
30	Energen Corp.	1,584
114	Exxon Mobil Corp.	10,281
97	Occidental Petroleum Corp.	8,691
75	Phillips 66	4,432
71	Williams Cos., Inc. (The)	2,309

	Total Energy	46,736

	Financials — 33.1%
	Capital Markets — 8.8%
57	Ameriprise Financial, Inc.	4,635
14	BlackRock, Inc.	3,519
292	Charles Schwab Corp. (The)	6,199
43	Goldman Sachs Group, Inc. (The)	6,428
154	Invesco Ltd.	4,891
45	Northern Trust Corp.	2,611
86	T. Rowe Price Group, Inc.	6,320

		34,603

	Commercial Banks — 7.7%
75	BB&T Corp.	2,541
36	M&T Bank Corp.	3,967
42	PNC Financial Services Group, Inc. (The)	3,092
153	SunTrust Banks, Inc.	4,821
79	U.S. Bancorp	2,859
314	Wells Fargo & Co.	12,938

		30,218

	Consumer Finance — 3.5%
65	American Express Co.	4,822
140	Capital One Financial Corp.	8,806

		13,628

	Diversified Financial Services — 3.9%
367	Bank of America Corp.	4,722
167	Citigroup, Inc.	7,995
52	McGraw Hill Financial, Inc.	2,766

		15,483

	Insurance — 8.2%
60	Berkshire Hathaway, Inc., Class B (a)	6,749
265	Hartford Financial Services Group, Inc.	8,181
83	Loews Corp.	3,699
105	Prudential Financial, Inc.	7,661
85	Validus Holdings Ltd., (Bermuda)	3,060
107	XL Group plc, (Ireland)	3,232

		32,582

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 1.0%
49	Vornado Realty Trust	4,051

	Total Financials	130,565

	Health Care — 12.2%
	Biotechnology — 0.8%
14	Biogen Idec, Inc. (a)	3,077

	Health Care Equipment & Supplies — 2.5%
39	Baxter International, Inc.	2,695
28	Becton, Dickinson & Co.	2,797
71	Covidien plc, (Ireland)	4,482

		9,974

	Health Care Providers & Services — 2.1%
63	Quest Diagnostics, Inc.	3,844
66	UnitedHealth Group, Inc.	4,328

		8,172

	Pharmaceuticals — 6.8%
113	Bristol-Myers Squibb Co.	5,063
128	Johnson & Johnson	10,999
103	Merck & Co., Inc.	4,797
224	Pfizer, Inc.	6,269

		27,128

	Total Health Care	48,351

	Industrials — 5.9%
	Aerospace & Defense — 2.4%
73	Honeywell International, Inc.	5,760
37	United Technologies Corp.	3,457

		9,217

	Electrical Equipment — 0.8%
60	Emerson Electric Co.	3,289

	Industrial Conglomerates — 1.7%
26	3M Co.	2,865
169	General Electric Co.	3,914

		6,779

	Machinery — 1.0%
76	PACCAR, Inc.	4,073

	Total Industrials	23,358

	Information Technology — 6.8%
	Communications Equipment — 0.4%
28	QUALCOMM, Inc.	1,716

	Computers & Peripherals — 0.8%
8	Apple, Inc.	3,169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.0%
5	Google, Inc., Class A (a)	3,962

	IT Services — 1.7%
41	Accenture plc, (Ireland), Class A	2,929
19	International Business Machines Corp.	3,688

		6,617

	Semiconductors & Semiconductor Equipment — 0.9%
132	Applied Materials, Inc.	1,964
51	Texas Instruments, Inc.	1,785

		3,749

	Software — 2.0%
225	Microsoft Corp.	7,759

	Total Information Technology	26,972

	Materials — 1.9%
	Chemicals — 1.9%
73	E.I. du Pont de Nemours & Co.	3,832
20	Sherwin-Williams Co. (The)	3,444

	Total Materials	7,276

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
143	Verizon Communications, Inc.	7,200

	Utilities — 2.8%
	Electric Utilities — 0.7%
35	NextEra Energy, Inc.	2,811

	Multi-Utilities — 2.1%
153	CMS Energy Corp.	4,146
49	Sempra Energy	4,006

		8,152

	Total Utilities	10,963

	Total Common Stocks (Cost $251,228)	383,524

Short-Term Investment — 3.9%
	Investment Company — 3.9%
15,483	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $15,483)	15,483

	Total Investments — 101.0% (Cost $266,711)	399,007

	Liabilities in Excess of Other Assets — (1.0)%	(3,791)

	NET ASSETS — 100.0%	$395,216

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 20.8%
	Hotels, Restaurants & Leisure — 2.4%
4,223	Starbucks Corp.	276,580

	Internet & Catalog Retail — 4.8%
1,009	Amazon.com, Inc. (a)	280,145
1,209	Expedia, Inc.	72,727
246	priceline.com, Inc. (a)	203,061

		555,933

	Media — 7.4%
6,109	Comcast Corp., Class A	255,828
2,144	Discovery Communications, Inc., Class A (a)	165,538
1,591	Liberty Global plc, (United Kingdom), Series A (a)	117,846
1,428	Time Warner, Inc.	82,550
3,641	Walt Disney Co. (The)	229,942

		851,704

	Specialty Retail — 4.4%
2,604	Gap, Inc. (The)	108,652
5,142	Home Depot, Inc. (The)	398,328

		506,980

	Textiles, Apparel & Luxury Goods — 1.8%
3,373	Michael Kors Holdings Ltd., (Hong Kong) (a)	209,176

	Total Consumer Discretionary	2,400,373

	Consumer Staples — 7.0%
	Food & Staples Retailing — 3.9%
1,907	Costco Wholesale Corp.	210,802
1,589	CVS Caremark Corp.	90,836
2,802	Whole Foods Market, Inc.	144,221

		445,859

	Household Products — 1.8%
1,799	Colgate-Palmolive Co.	103,088
1,088	Kimberly-Clark Corp.	105,659

		208,747

	Personal Products — 0.6%
1,118	Estee Lauder Cos., Inc. (The), Class A	73,498

	Tobacco — 0.7%
895	Philip Morris International, Inc.	77,552

	Total Consumer Staples	805,656

	Energy — 3.7%
	Energy Equipment & Services — 0.7%
1,448	FMC Technologies, Inc. (a)	80,647

SHARES	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — 3.0%
2,226	Cabot Oil & Gas Corp.	158,076
128	Concho Resources, Inc. (a)	10,683
355	Continental Resources, Inc. (a)	30,508
2,162	Marathon Petroleum Corp.	153,646

		352,913

	Total Energy	433,560

	Financials — 4.7%
	Capital Markets — 1.9%
139	BlackRock, Inc.	35,625
2,601	T. Rowe Price Group, Inc.	190,249

		225,874

	Diversified Financial Services — 1.0%
1,970	Moody’s Corp.	120,020

	Real Estate Investment Trusts (REITs) — 1.8%
2,791	American Tower Corp.	204,239

	Total Financials	550,133

	Health Care — 18.3%
	Biotechnology — 12.6%
369	Alexion Pharmaceuticals, Inc. (a)	34,018
1,937	Biogen Idec, Inc. (a)	416,799
2,022	Celgene Corp. (a)	236,369
6,987	Gilead Sciences, Inc. (a)	357,789
988	Onyx Pharmaceuticals, Inc. (a)	107,692
1,379	Regeneron Pharmaceuticals, Inc. (a)	310,042

		1,462,709

	Health Care Equipment & Supplies — 1.3%
1,585	Covidien plc, (Ireland)	99,614
92	Intuitive Surgical, Inc. (a)	46,453

		146,067

	Health Care Providers & Services — 1.5%
1,703	AmerisourceBergen Corp.	95,078
1,687	Catamaran Corp. (a)	82,181

		177,259

	Health Care Technology — 1.3%
1,589	Cerner Corp. (a)	152,649

	Pharmaceuticals — 1.6%
1,049	Allergan, Inc.	88,351
165	Novo Nordisk A/S, (Denmark), ADR	25,632
793	Valeant Pharmaceuticals International, Inc. (a)	68,279

		182,262

	Total Health Care	2,120,946

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Industrials — 9.5%
	Aerospace & Defense — 2.6%
2,008	Honeywell International, Inc.	159,322
629	Precision Castparts Corp.	142,183

		301,505

	Building Products — 0.4%
1,176	Fortune Brands Home & Security, Inc.	45,539

	Machinery — 0.5%
515	Cummins, Inc.	55,889

	Road & Rail — 5.0%
1,953	J.B. Hunt Transport Services, Inc.	141,056
1,151	Kansas City Southern	121,907
2,016	Union Pacific Corp.	311,075

		574,038

	Trading Companies & Distributors — 1.0%
488	W.W. Grainger, Inc.	123,165

	Total Industrials	1,100,136

	Information Technology — 26.5%
	Communications Equipment — 1.2%
2,207	QUALCOMM, Inc.	134,797

	Computers & Peripherals — 3.6%
941	Apple, Inc.	372,779
1,900	EMC Corp.	44,868

		417,647

	Electronic Equipment, Instruments & Components — 0.1%
149	Amphenol Corp., Class A	11,598

	Internet Software & Services — 8.7%
4,718	eBay, Inc. (a)	244,015
622	Google, Inc., Class A (a)	547,832
1,206	LinkedIn Corp., Class A (a)	215,030

		1,006,877

	IT Services — 8.1%
665	International Business Machines Corp.	127,123
812	Mastercard, Inc., Class A	466,264
78	Teradata Corp. (a)	3,898
1,836	Visa, Inc., Class A	335,474

		932,759

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 3.8%
5,039	ARM Holdings plc, (United Kingdom), ADR	182,325
3,240	ASML Holding N.V., (Netherlands)	256,306

		438,631

	Software — 1.0%
347	Intuit, Inc.	21,147
2,119	Salesforce.com, Inc. (a)	80,918
293	SolarWinds, Inc. (a)	11,390

		113,455

	Total Information Technology	3,055,764

	Materials — 7.2%
	Chemicals — 7.2%
1,617	FMC Corp.	98,728
3,145	LyondellBasell Industries N.V., (Netherlands), Class A	208,361
1,238	Monsanto Co.	122,305
754	PPG Industries, Inc.	110,378
1,673	Sherwin-Williams Co. (The)	295,505

	Total Materials	835,277

	Total Common Stocks (Cost $9,609,211)	11,301,845

Preferred Stock — 0.3%
	Consumer Staples — 0.3%
	Beverages — 0.3%
1,113	Cia de Bebidas das Americas, (Brazil), ADR (Cost $35,645)	41,552

Short-Term Investment — 2.5%
	Investment Company — 2.5%
282,910	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $282,910)	282,910

	Total Investments — 100.5% (Cost $9,927,766)	11,626,307
	Liabilities in Excess of Other Assets — (0.5)%	(63,402)

	NET ASSETS — 100.0%	$11,562,905

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 101.1%
Common Stocks — 100.0%
	Consumer Discretionary — 11.9%
	Auto Components — 1.0%
108	TRW Automotive Holdings Corp. (a)	7,190

	Automobiles — 2.2%
376	Ford Motor Co.	5,812
278	General Motors Co. (a)	9,273

		15,085

	Hotels, Restaurants & Leisure — 1.0%
65	Carnival Corp.	2,231
151	Royal Caribbean Cruises Ltd.	5,048

		7,279

	Household Durables — 1.6%
95	Lennar Corp., Class A	3,426
4	NVR, Inc. (a)	3,964
184	PulteGroup, Inc. (a)	3,487

		10,877

	Media — 2.3%
277	Time Warner, Inc.	16,031

	Multiline Retail — 2.4%
82	J.C. Penney Co., Inc. (a)	1,404
181	Macy’s, Inc.	8,702
91	Target Corp.	6,236

		16,342

	Specialty Retail — 1.4%
42	CST Brands, Inc. (a)	1,294
161	Lowe’s Cos., Inc.	6,565
35	Williams-Sonoma, Inc.	1,967

		9,826

	Total Consumer Discretionary	82,630

	Consumer Staples — 5.3%
	Food & Staples Retailing — 2.3%
247	CVS Caremark Corp.	14,139
56	Kroger Co. (The)	1,946

		16,085

	Food Products — 1.4%
219	Archer-Daniels-Midland Co.	7,438
37	Kellogg Co.	2,389

		9,827

	Household Products — 1.2%
38	Energizer Holdings, Inc.	3,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — Continued
61	Procter & Gamble Co. (The)	4,714

		8,491

	Tobacco — 0.4%
29	Philip Morris International, Inc.	2,469

	Total Consumer Staples	36,872

	Energy — 16.0%
	Energy Equipment & Services — 3.5%
59	Baker Hughes, Inc.	2,741
35	Cameron International Corp. (a)	2,153
132	Ensco plc, (United Kingdom), Class A	7,672
155	Halliburton Co.	6,446
60	Noble Corp., (Switzerland)	2,262
42	Schlumberger Ltd.	2,981

		24,255

	Oil, Gas & Consumable Fuels — 12.5%
63	Apache Corp.	5,270
53	Cheniere Energy, Inc. (a)	1,466
247	Chevron Corp.	29,182
171	ConocoPhillips	10,366
353	Exxon Mobil Corp.	31,893
31	Marathon Petroleum Corp.	2,218
66	Phillips 66	3,905
85	Valero Energy Corp.	2,949

		87,249

	Total Energy	111,504

	Financials — 28.5%
	Capital Markets — 6.3%
59	Goldman Sachs Group, Inc. (The)	8,887
486	Invesco Ltd.	15,441
309	Morgan Stanley	7,539
183	State Street Corp.	11,920

		43,787

	Commercial Banks — 7.2%
97	East West Bancorp, Inc.	2,662
1,084	Huntington Bancshares, Inc.	8,542
96	SunTrust Banks, Inc.	3,022
15	SVB Financial Group (a)	1,233
195	U.S. Bancorp	7,031
664	Wells Fargo & Co.	27,391

		49,881

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Consumer Finance — 1.3%
150	Capital One Financial Corp.	9,419

	Diversified Financial Services — 6.3%
1,057	Bank of America Corp.	13,594
635	Citigroup, Inc.	30,484

		44,078

	Insurance — 6.7%
167	ACE Ltd., (Switzerland)	14,903
41	Aflac, Inc.	2,389
57	Aon plc, (United Kingdom)	3,661
230	Hartford Financial Services Group, Inc.	7,107
41	Lincoln National Corp.	1,506
251	MetLife, Inc.	11,501
78	Prudential Financial, Inc.	5,668

		46,735

	Real Estate Investment Trusts (REITs) — 0.7%
94	Post Properties, Inc.	4,655

	Total Financials	198,555

	Health Care — 11.6%
	Health Care Equipment & Supplies — 0.6%
68	Covidien plc, (Ireland)	4,263

	Health Care Providers & Services — 4.7%
84	Cigna Corp.	6,072
77	Humana, Inc.	6,514
304	UnitedHealth Group, Inc.	19,894

		32,480

	Pharmaceuticals — 6.3%
118	Bristol-Myers Squibb Co.	5,252
269	Johnson & Johnson	23,114
166	Merck & Co., Inc.	7,706
94	Valeant Pharmaceuticals International, Inc. (a)	8,089

		44,161

	Total Health Care	80,904

	Industrials — 9.8%
	Aerospace & Defense — 0.5%
45	Honeywell International, Inc.	3,569

	Airlines — 0.3%
184	Southwest Airlines Co.	2,376

	Building Products — 0.5%
168	Masco Corp.	3,273

	Construction & Engineering — 1.6%
186	Fluor Corp.	11,006

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.6%
72	Emerson Electric Co.	3,929

	Machinery — 2.4%
215	PACCAR, Inc.	11,531
49	SPX Corp.	3,498
53	Trinity Industries, Inc.	2,018

		17,047

	Road & Rail — 3.9%
532	CSX Corp.	12,333
54	Hertz Global Holdings, Inc. (a)	1,339
102	Norfolk Southern Corp.	7,383
40	Union Pacific Corp.	6,098

		27,153

	Total Industrials	68,353

	Information Technology — 8.3%
	Communications Equipment — 2.2%
628	Cisco Systems, Inc.	15,263

	Computers & Peripherals — 0.9%
249	Hewlett-Packard Co.	6,178

	Internet Software & Services — 1.1%
9	Google, Inc., Class A (a)	7,650

	IT Services — 0.5%
57	Cognizant Technology Solutions Corp., Class A (a)	3,590

	Office Electronics — 0.2%
156	Xerox Corp.	1,410

	Semiconductors & Semiconductor Equipment — 1.8%
129	Applied Materials, Inc.	1,929
80	Broadcom Corp., Class A	2,694
135	KLA-Tencor Corp.	7,500
85	ON Semiconductor Corp. (a)	684

		12,807

	Software — 1.6%
135	Microsoft Corp.	4,677
215	Oracle Corp.	6,611

		11,288

	Total Information Technology	58,186

	Materials — 3.4%
	Chemicals — 2.3%
64	Air Products & Chemicals, Inc.	5,851
47	Axiall Corp.	1,988

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Chemicals — Continued
243	Dow Chemical Co. (The)	7,807

		15,646

	Containers & Packaging — 0.4%
68	Crown Holdings, Inc. (a)	2,793

	Metals & Mining — 0.7%
194	Alcoa, Inc.	1,518
80	Nucor Corp.	3,483

		5,001

	Total Materials	23,440

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.4%
278	AT&T, Inc.	9,852

	Wireless Telecommunication Services — 0.3%
314	Sprint Nextel Corp. (a)	2,202

	Total Telecommunication Services	12,054

	Utilities — 3.5%
	Electric Utilities — 2.3%
100	Edison International	4,799
84	NextEra Energy, Inc.	6,864
154	Xcel Energy, Inc.	4,359

		16,022

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.2%
127	CMS Energy Corp.	3,443
57	Sempra Energy	4,698

		8,141

	Total Utilities	24,163

	Total Common Stocks (Cost $577,600)	696,661

Short-Term Investment — 1.1%
	Investment Company — 1.1%
7,722	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $7,722)	7,722

	Total Investments — 101.1% (Cost $585,322)	704,383

	Liabilities in Excess of Other Assets — (1.1)%	(7,962)

	NET ASSETS — 100.0%	$696,421

Short Positions — 0.00% (g)
Common Stocks — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
6	Mallinckrodt plc, (Ireland) (a) †	289

	Total Short Positions (Proceeds $276)	$289

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.1%
Common Stocks — 98.6%
	Consumer Discretionary — 16.9%
	Auto Components — 1.1%
1,865	Johnson Controls, Inc.	66,738
82	Lear Corp.	4,927
122	Magna International, Inc., (Canada)	8,689
143	TRW Automotive Holdings Corp. (a)	9,504

		89,858

	Automobiles — 1.3%
292	Ford Motor Co.	4,519
2,918	General Motors Co. (a)	97,203

		101,722

	Hotels, Restaurants & Leisure — 1.4%
306	McDonald’s Corp.	30,306
874	Royal Caribbean Cruises Ltd.	29,144
194	Starbucks Corp.	12,686
620	Yum! Brands, Inc.	43,005

		115,141

	Household Durables — 0.7%
429	Lennar Corp., Class A	15,475
13	NVR, Inc. (a)	11,820
1,262	PulteGroup, Inc. (a)	23,942
121	Toll Brothers, Inc. (a)	3,952

		55,189

	Internet & Catalog Retail — 1.5%
268	Amazon.com, Inc. (a)	74,326
183	Expedia, Inc.	11,023
43	priceline.com, Inc. (a)	35,730

		121,079

	Media — 5.5%
83	CBS Corp. (Non-Voting), Class B	4,048
3,338	Comcast Corp., Class A	139,779
98	Discovery Communications, Inc., Class A (a)	7,564
802	DISH Network Corp., Class A	34,109
70	Liberty Global plc, (United Kingdom), Class A (a)	5,175
259	Time Warner Cable, Inc.	29,083
3,596	Time Warner, Inc.	207,949
165	Walt Disney Co. (The)	10,421

		438,128

	Multiline Retail — 0.9%
264	Macy’s, Inc.	12,693
805	Target Corp.	55,426

		68,119

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.6%
104	AutoNation, Inc. (a)	4,500
121	AutoZone, Inc. (a)	51,237
119	Gap, Inc. (The)	4,983
1,267	Home Depot, Inc. (The)	98,123
1,526	Lowe’s Cos., Inc.	62,421
437	Ross Stores, Inc.	28,353
826	TJX Cos., Inc.	41,333

		290,950

	Textiles, Apparel & Luxury Goods — 0.9%
311	Lululemon Athletica, Inc., (Canada) (a)	20,379
159	Michael Kors Holdings Ltd., (Hong Kong) (a)	9,845
219	V.F. Corp.	42,296

		72,520

	Total Consumer Discretionary	1,352,706

	Consumer Staples — 7.8%
	Beverages — 2.1%
51	Cia de Bebidas das Americas (Preference Shares), (Brazil), ADR	1,907
2,439	Coca-Cola Co. (The)	97,813
785	PepsiCo, Inc.	64,191

		163,911

	Food & Staples Retailing — 1.4%
90	Costco Wholesale Corp.	9,966
1,666	CVS Caremark Corp.	95,237
126	Whole Foods Market, Inc.	6,488

		111,691

	Food Products — 1.9%
841	Archer-Daniels-Midland Co.	28,533
859	General Mills, Inc.	41,677
222	Kellogg Co.	14,227
2,209	Mondelez International, Inc., Class A	63,013

		147,450

	Household Products — 1.4%
121	Clorox Co. (The)	10,073
312	Colgate-Palmolive Co.	17,856
30	Energizer Holdings, Inc.	3,017
48	Kimberly-Clark Corp.	4,691
1,013	Procter & Gamble Co. (The)	78,001

		113,638

	Personal Products — 0.0% (g)
50	Estee Lauder Cos., Inc. (The), Class A	3,302

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Tobacco — 1.0%
939	Philip Morris International, Inc.	81,353

	Total Consumer Staples	621,345

	Energy — 10.4%
	Energy Equipment & Services — 3.1%
413	Cameron International Corp. (a)	25,255
689	Ensco plc, (United Kingdom), Class A	40,056
68	FMC Technologies, Inc. (a)	3,771
152	National Oilwell Varco, Inc.	10,504
2,319	Schlumberger Ltd.	166,182

		245,768

	Oil, Gas & Consumable Fuels — 7.3%
461	Anadarko Petroleum Corp.	39,602
531	Apache Corp.	44,503
100	Cabot Oil & Gas Corp.	7,104
196	Cheniere Energy, Inc. (a)	5,442
1,168	Chevron Corp.	138,173
6	Concho Resources, Inc. (a)	493
962	ConocoPhillips	58,192
16	Continental Resources, Inc. (a)	1,408
197	EOG Resources, Inc.	25,905
1,260	Exxon Mobil Corp.	113,813
325	Marathon Petroleum Corp.	23,065
438	Occidental Petroleum Corp.	39,084
729	Phillips 66	42,931
117	Tesoro Corp.	6,100
201	Valero Energy Corp.	6,978
1,028	Williams Cos., Inc. (The)	33,389

		586,182

	Total Energy	831,950

	Financials — 15.3%
	Capital Markets — 3.5%
314	Ameriprise Financial, Inc.	25,406
6	BlackRock, Inc.	1,560
172	Goldman Sachs Group, Inc. (The)	26,033
2,210	Invesco Ltd.	70,277
2,582	Morgan Stanley	63,068
940	State Street Corp.	61,267
122	T. Rowe Price Group, Inc.	8,956
856	TD Ameritrade Holding Corp.	20,804

		277,371

	Commercial Banks — 2.7%
168	BB&T Corp.	5,701
386	East West Bancorp, Inc.	10,610

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
1,720	Huntington Bancshares, Inc.	13,557
61	PNC Financial Services Group, Inc.	4,428
87	SVB Financial Group (a)	7,215
4,179	Wells Fargo & Co.	172,464

		213,975

	Consumer Finance — 0.7%
117	American Express Co.	8,737
819	Capital One Financial Corp.	51,423

		60,160

	Diversified Financial Services — 4.1%
10,364	Bank of America Corp.	133,277
2,920	Citigroup, Inc.	140,074
33	CME Group, Inc.	2,487
257	IntercontinentalExchange, Inc. (a)	45,715
87	Moody’s Corp.	5,281

		326,834

	Insurance — 3.6%
1,404	ACE Ltd., (Switzerland)	125,619
194	Aflac, Inc.	11,264
399	Aon plc, (United Kingdom)	25,656
177	Everest Re Group Ltd., (Bermuda)	22,674
437	Hartford Financial Services Group, Inc.	13,514
146	Lincoln National Corp.	5,325
1,625	MetLife, Inc.	74,382
53	PartnerRe Ltd., (Bermuda)	4,827
84	Prudential Financial, Inc.	6,164

		289,425

	Real Estate Investment Trusts (REITs) — 0.7%
128	American Tower Corp.	9,394
99	Boston Properties, Inc.	10,463
246	CBL & Associates Properties, Inc.	5,261
148	Highwoods Properties, Inc.	5,256
139	Simon Property Group, Inc.	22,011

		52,385

	Total Financials	1,220,150

	Health Care — 13.8%
	Biotechnology — 3.9%
296	Alexion Pharmaceuticals, Inc. (a)	27,324
559	Biogen Idec, Inc. (a)	120,304
60	BioMarin Pharmaceutical, Inc. (a)	3,351
610	Celgene Corp. (a)	71,345
320	Gilead Sciences, Inc. (a)	16,411

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Biotechnology — Continued
323	Onyx Pharmaceuticals, Inc. (a)	35,155
63	Regeneron Pharmaceuticals, Inc. (a)	14,222
361	Vertex Pharmaceuticals, Inc. (a)	28,850

		316,962

	Health Care Equipment & Supplies — 1.0%
268	CareFusion Corp. (a)	9,862
715	Covidien plc, (Ireland)	44,933
58	Intuitive Surgical, Inc. (a)	29,564

		84,359

	Health Care Providers & Services — 3.0%
106	Aetna, Inc.	6,742
75	AmerisourceBergen Corp.	4,203
493	Cardinal Health, Inc.	23,253
79	Catamaran Corp. (a)	3,849
86	Cigna Corp.	6,258
237	DaVita HealthCare Partners, Inc. (a)	28,619
394	Humana, Inc.	33,282
2,052	UnitedHealth Group, Inc.	134,357

		240,563

	Health Care Technology — 0.3%
214	Cerner Corp. (a)	20,548

	Life Sciences Tools & Services — 0.3%
111	Mettler-Toledo International, Inc. (a)	22,347

	Pharmaceuticals — 5.3%
182	Allergan, Inc.	15,325
2,200	Bristol-Myers Squibb Co.	98,325
3,098	Johnson & Johnson	265,993
788	Merck & Co., Inc.	36,595
8	Novo Nordisk A/S, (Denmark), ADR	1,181
36	Valeant Pharmaceuticals International, Inc. (a)	3,131

		420,550

	Total Health Care	1,105,329

	Industrials — 10.4%
	Aerospace & Defense — 3.9%
1,533	Honeywell International, Inc.	121,645
29	Precision Castparts Corp.	6,542
1,989	United Technologies Corp.	184,861

		313,048

	Airlines — 0.3%
927	Delta Air Lines, Inc. (a)	17,344
224	United Continental Holdings, Inc. (a)	7,003

		24,347

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.4%
52	Fortune Brands Home & Security, Inc.	2,027
1,567	Masco Corp.	30,540

		32,567

	Commercial Services & Supplies — 0.0% (g)
19	Tyco International Ltd., (Switzerland)	611

	Construction & Engineering — 1.0%
1,400	Fluor Corp.	83,018

	Electrical Equipment — 0.8%
1,148	Emerson Electric Co.	62,594

	Machinery — 1.6%
24	Cummins, Inc.	2,564
1,887	PACCAR, Inc.	101,258
8	Pentair Ltd., (Switzerland)	460
288	SPX Corp.	20,699

		124,981

	Road & Rail — 2.0%
2,882	CSX Corp.	66,841
89	J.B. Hunt Transport Services, Inc.	6,433
51	Kansas City Southern	5,449
278	Norfolk Southern Corp.	20,231
384	Union Pacific Corp.	59,275

		158,229

	Trading Companies & Distributors — 0.4%
131	W.W. Grainger, Inc.	33,005

	Total Industrials	832,400

	Information Technology — 18.8%
	Communications Equipment — 2.2%
4,742	Cisco Systems, Inc.	115,289
942	QUALCOMM, Inc.	57,550

		172,839

	Computers & Peripherals — 2.1%
395	Apple, Inc.	156,279
88	EMC Corp.	2,074
555	Hewlett-Packard Co.	13,756

		172,109

	Electronic Equipment, Instruments & Components — 0.0% (g)
7	Amphenol Corp., Class A	530

	Internet Software & Services — 3.7%
653	eBay, Inc. (a)	33,788
268	Google, Inc., Class A (a)	236,171

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Internet Software & Services — Continued
153	LinkedIn Corp., Class A (a)	27,307

		297,266

	IT Services — 2.3%
27	Alliance Data Systems Corp. (a)	4,899
251	Cognizant Technology Solutions Corp., Class A (a)	15,728
970	Genpact Ltd., (Bermuda)	18,672
31	International Business Machines Corp.	5,964
79	Jack Henry & Associates, Inc.	3,728
63	MasterCard, Inc., Class A	36,088
4	Teradata Corp. (a)	180
520	Visa, Inc., Class A	95,044

		180,303

	Semiconductors & Semiconductor Equipment — 5.0%
320	Altera Corp.	10,572
3,095	Applied Materials, Inc.	46,142
230	ARM Holdings plc, (United Kingdom), ADR	8,333
218	ASML Holding N.V., (Netherlands)	17,275
2,760	Avago Technologies Ltd., (Singapore)	103,174
1,043	Broadcom Corp., Class A	35,216
805	Freescale Semiconductor Ltd. (a)	10,911
531	KLA-Tencor Corp.	29,604
1,847	Lam Research Corp. (a)	81,914
1,382	ON Semiconductor Corp. (a)	11,163
1,083	Xilinx, Inc.	42,899

		397,203

	Software — 3.5%
554	Adobe Systems, Inc. (a)	25,253
384	Citrix Systems, Inc. (a)	23,192
16	Intuit, Inc.	972
4,157	Microsoft Corp.	143,532
2,323	Oracle Corp.	71,371
98	Salesforce.com, Inc. (a)	3,735
13	SolarWinds, Inc. (a)	523
94	Splunk, Inc. (a)	4,370
160	VMware, Inc., Class A (a)	10,743

		283,691

	Total Information Technology	1,503,941

	Materials — 2.6%
	Chemicals — 2.1%
592	Air Products & Chemicals, Inc.	54,234
587	Axiall Corp.	25,012
1,276	Dow Chemical Co. (The)	41,036

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
75	FMC Corp.	4,564
142	LyondellBasell Industries N.V., (Netherlands), Class A	9,418
233	Methanex Corp., (Canada)	9,968
55	Monsanto Co.	5,386
35	PPG Industries, Inc.	5,063
79	Sherwin-Williams Co. (The)	13,898

		168,579

	Containers & Packaging — 0.2%
361	Crown Holdings, Inc. (a)	14,838

	Metals & Mining — 0.3%
2,235	Alcoa, Inc.	17,476
387	Walter Energy, Inc.	4,028

		21,504

	Total Materials	204,921

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
1,388	Verizon Communications, Inc.	69,870

	Utilities — 1.7%
	Electric Utilities — 1.2%
543	Edison International	26,162
588	NextEra Energy, Inc.	47,937
847	Xcel Energy, Inc.	24,000

		98,099

	Multi-Utilities — 0.5%
732	NiSource, Inc.	20,955
178	Sempra Energy	14,522

		35,477

	Total Utilities	133,576

	Total Common Stocks (Cost $5,903,606)	7,876,188

Short-Term Investment — 1.5%
	Investment Company — 1.5%
120,421	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $120,421)	120,421

	Total Investments — 100.1% (Cost $6,024,027)	7,996,609
	Liabilities in Excess of Other Assets — (0.1)%	(9,326)

	NET ASSETS — 100.0%	$7,987,283

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 0.0% (g)
Common Stocks — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
73	Mallinckrodt plc, (Ireland) (a) †	3,295

	Total Short Positions (Proceeds $3,117)	$3,295

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,018	E-mini S&P 500	09/20/13	$81,404	$(448)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	35

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
†	— Short position is the result of the sale of a when issued security from a pending corporate action on Covidien plc.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund	Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,816,824	$101,870		$4,465,474	$383,524
Investments in affiliates, at value	30,205	1,379		172,744	15,483

Total investment securities, at value	1,847,029	103,249		4,638,218	399,007
Receivables:
Investment securities sold	8,661	—		42,868	248
Fund shares sold	905	—		27,974	324
Dividends from non-affiliates	1,816	11		6,882	384
Dividends from affiliates	1	—	(a)	4	—	(a)

Total Assets	1,858,412	103,260		4,715,946	399,963

LIABILITIES:
Payables:
Distributions	131	—		4,035	45
Securities sold short, at value	601	—		—	—
Investment securities purchased	9,046	869		193,101	3,942
Fund shares redeemed	21,059	1		6,769	311
Variation margin on futures contracts	112	—		—	—
Accrued liabilities:
Investment advisory fees	371	51		1,435	127
Administration fees	64	7		1	27
Shareholder servicing fees	47	19		829	81
Distribution fees	21	—	(a)	505	80
Custodian and accounting fees	21	8		30	8
Trustees’ and Chief Compliance Officer’s fees	1	—		3	—
Other	86	25		477	126

Total Liabilities	31,560	980		207,185	4,747

Net Assets	$1,826,852	$102,280		$4,508,761	$395,216

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid-in-Capital	$1,492,174	$91,975	$3,766,539	$318,750
Accumulated undistributed (distributions in excess of) net investment income (losses)	294	(159)	2,120	(79)
Accumulated net realized gains (losses)	84,871	(4,002)	56,885	(55,751)
Net unrealized appreciation (depreciation)	249,513	14,466	683,217	132,296

Total Net Assets	$1,826,852	$102,280	$4,508,761	$395,216

Net Assets:
Class A	$103,755	$126	$1,285,400	$356,127
Class B	—	—	4,062	2,981
Class C	—	123	407,911	7,769
Class R2	—	—	13,347	—
Class R5	—	32	227,442	—
Class R6	1,460,937	—	233,034	—
Institutional Class	221,638	—	—	—
Select Class	40,522	101,999	2,337,565	28,339

Total	$1,826,852	$102,280	$4,508,761	$395,216

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,119	7	110,596	9,750
Class B	—	—	352	84
Class C	—	7	35,498	230
Class R2	—	—	1,150	—
Class R5	—	2	19,315	—
Class R6	71,760	—	19,799	—
Institutional Class	10,886	—	—	—
Select Class	1,988	5,311	198,543	745

Net Asset Value (a):
Class A — Redemption price per share	$20.27	$18.94	$11.62	$36.53
Class B — Offering price per share (b)	—	—	11.54	35.68
Class C — Offering price per share (b)	—	18.43	11.49	33.83
Class R2 — Offering and redemption price per share	—	—	11.61	—
Class R5 — Offering and redemption price per share	—	19.42	11.78	—
Class R6 — Offering and redemption price per share	20.36	—	11.77	—
Institutional Class — Offering and redemption price per share	20.36	—	—	—
Select Class — Offering and redemption price per share	20.39	19.20	11.77	38.03
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.39	$19.99	$12.26	$38.55

Cost of investments in non-affiliates	$1,567,327	$87,404	$3,782,257	$251,228
Cost of investments in affiliates	30,205	1,379	172,744	15,483
Proceeds received from securities sold short	569	—	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,343,397	$696,661		$7,876,188
Investments in affiliates, at value	282,910	7,722		120,421

Total investment securities, at value	11,626,307	704,383		7,996,609
Deposits at broker for futures contracts	—	—		3,769
Receivables:
Investment securities sold	105,819	1,046		54,975
Fund shares sold	21,814	194		18,081
Dividends from non-affiliates	4,335	856		6,449
Dividends from affiliates	11	—	(a)	3

Total Assets	11,758,286	706,479		8,079,886

LIABILITIES:
Payables:
Due to custodian	—	276		—
Distributions	—	1,742		5,228
Securities sold short, at value	—	289		3,295
Investment securities purchased	149,309	7,066		47,920
Fund shares redeemed	36,945	156		30,316
Variation margin on futures contracts	—	—		372
Accrued liabilities:
Investment advisory fees	4,700	232		2,628
Administration fees	26	49		218
Shareholder servicing fees	1,472	132		1,079
Distribution fees	918	11		282
Custodian and accounting fees	104	13		87
Trustees’ and Chief Compliance Officer’s fees	17	—	(a)	4
Other	1,890	92		1,174

Total Liabilities	195,381	10,058		92,603

Net Assets	$11,562,905	$696,421		$7,987,283

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$10,386,701	$587,373	$5,854,930
Accumulated undistributed (distributions in excess of) net investment income	(4,932)	205	931
Accumulated net realized gains (losses)	(517,405)	(10,205)	159,466
Net unrealized appreciation (depreciation)	1,698,541	119,048	1,971,956

Total Net Assets	$11,562,905	$696,421	$7,987,283

Net Assets:
Class A	$2,824,115	$35,030	$874,571
Class B	9,278	1,183	4,466
Class C	396,862	4,890	110,837
Class R2	191,876	378	72,664
Class R5	1,158,856	19,410	455,939
Class R6	2,170,011	43,781	1,379,173
Institutional Class	—	—	1,214,707
Select Class	4,811,907	591,749	3,874,926

Total	$11,562,905	$696,421	$7,987,283

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	108,578	2,503	68,348
Class B	403	86	354
Class C	17,412	357	8,826
Class R2	7,455	27	5,706
Class R5	44,365	1,395	35,562
Class R6	82,991	3,157	107,483
Institutional Class	—	—	94,759
Select Class	185,124	42,820	302,739

Net Asset Value (a):
Class A — Redemption price per share	$26.01	$13.99	$12.80
Class B — Offering price per share (b)	23.01	13.80	12.62
Class C — Offering price per share (b)	22.79	13.70	12.56
Class R2 — Offering and redemption price per share	25.74	13.95	12.74
Class R5 — Offering and redemption price per share	26.12	13.92	12.82
Class R6 — Offering and redemption price per share	26.15	13.87	12.83
Institutional Class — Offering and redemption price per share	—	—	12.82
Select Class — Offering and redemption price per share	25.99	13.82	12.80
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.45	$14.77	$13.51

Cost of investments in non-affiliates	$9,644,856	$577,600	$5,903,606
Cost of investments in affiliates	282,910	7,722	120,421
Proceeds received from securities sold short	—	276	3,117

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund	Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4	$—		$—	$—
Dividend income from non-affiliates	29,027	473		103,080	8,221
Dividend income from affiliates	20	1		65	5

Total investment income	29,051	474		103,145	8,226

EXPENSES:
Investment advisory fees	3,615	339		12,643	1,379
Administration fees	1,231	48		2,687	294
Distribution fees:
Class A	161	—	(a)	2,177	807
Class B	—	—		31	24
Class C	—	1		1,768	40
Class R2	—	—		28	—
Shareholder servicing fees:
Class A	161	—	(a)	2,177	807
Class B	—	—		10	8
Class C	—	—	(a)	589	13
Class R2	—	—		14	—
Class R5	—	—	(a)	76	—
Institutional Class	191	—		—	—
Select Class	68	141		4,433	34
Custodian and accounting fees	79	29		121	30
Professional fees	67	47		73	45
Trustees’ and Chief Compliance Officer’s fees	16	—	(a)	35	2
Printing and mailing costs	34	7		261	40
Registration and filing fees	55	16		313	51
Transfer agent fees	245	11		2,268	424
Other	19	4		64	8

Total expenses	5,942	643		29,768	4,006

Less amounts waived	(350)	(79)		(1,535)	(14)

Net expenses	5,592	564		28,233	3,992

Net investment income (loss)	23,459	(90)		74,912	4,234

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	134,186	(26)		69,841	29,391
Futures	4,937	—		—	—

Net realized gain (loss)	139,123	(26)		69,841	29,391

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	123,388	9,369		479,810	45,073
Futures	(617)	—		—	—
Securities sold short	(32)	—		—	—

Change in net unrealized appreciation/depreciation	122,739	9,369		479,810	45,073

Net realized/unrealized gains (losses)	261,862	9,343		549,651	74,464

Change in net assets resulting from operations	$285,321	$9,253		$624,563	$78,698

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$136,757	$13,047	$147,200
Dividend income from affiliates	345	6	91

Total investment income	137,102	13,053	147,291

EXPENSES:
Investment advisory fees	48,826	2,538	29,099
Administration fees	8,309	541	6,196
Distribution fees:
Class A	6,009	74	1,943
Class B	81	10	36
Class C	2,368	28	682
Class R2	740	2	257
Shareholder servicing fees:
Class A	6,009	74	1,943
Class B	27	3	12
Class C	790	10	227
Class R2	370	1	129
Class R5	442	8	204
Institutional Class	—	—	849
Select Class	10,841	1,395	9,844
Custodian and accounting fees	384	52	331
Professional fees	134	53	125
Trustees’ and Chief Compliance Officer’s fees	110	7	84
Printing and mailing costs	784	9	500
Registration and filing fees	731	72	157
Transfer agent fees	8,411	172	4,466
Other	183	22	145

Total expenses	95,549	5,071	57,229

Less amounts waived	(5,054)	(100)	(2,686)
Less earnings credits	— (a)	—	—

Net expenses	90,495	4,971	54,543

Net investment income (loss)	46,607	8,082	92,748

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(326,384)	99,795	462,866
Futures	—	—	17,337

Net realized gain (loss)	(326,384)	99,795	480,203

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,289,666	52,191	950,627
Futures	—	—	(2,755)
Securities sold short	—	(13)	(178)

Change in net unrealized appreciation/depreciation	1,289,666	52,178	947,694

Net realized/unrealized gains (losses)	963,282	151,973	1,427,897

Change in net assets resulting from operations	$1,009,889	$160,055	$1,520,645

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,459	$14,792	$(90)	$(216)
Net realized gain (loss)	139,123	12,773	(26)	(2,051)
Change in net unrealized appreciation/depreciation	122,739	28,689	9,369	3,389

Change in net assets resulting from operations	285,321	56,254	9,253	1,122

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(897)	(137)	—	—
From net realized gains	(1,388)	—	—	—
Class R6
From net investment income	(19,141)	(12,011)	—	—
From net realized gains	(36,007)	—	—	—
Institutional Class
From net investment income	(2,982)	(1,864)	—	—
From net realized gains	(6,783)	—	—	—
Select Class
From net investment income	(417)	(173)	—	—
From net realized gains	(904)	—	—	—

Total distributions to shareholders	(68,519)	(14,185)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	377,140	478,660	53,837	(5,780)

NET ASSETS:
Change in net assets	593,942	520,729	63,090	(4,658)
Beginning of period	1,232,910	712,181	39,190	43,848

End of period	$1,826,852	$1,232,910	$102,280	$39,190

Accumulated undistributed (distributions in excess of) net investment income (losses)	$294	$519	$(159)	$(122)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$74,912	$30,360	$4,234	$3,781
Net realized gain (loss)	69,841	10,022	29,391	9,136
Change in net unrealized appreciation/depreciation	479,810	119,295	45,073	1,887

Change in net assets resulting from operations	624,563	159,677	78,698	14,804

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,317)	(7,456)	(4,024)	(3,511)
From net realized gains	(5,498)	(1,481)	—	—
Class B
From net investment income	(70)	(61)	(25)	(26)
From net realized gains	(29)	(20)	—	—
Class C
From net investment income	(4,350)	(1,172)	(55)	(34)
From net realized gains	(1,406)	(240)	—	—
Class R2
From net investment income	(121)	(12)	—	—
From net realized gains	(24)	(1)	—	—
Class R5
From net investment income	(3,934)	(1,602)	—	—
From net realized gains	(977)	(229)	—	—
Class R6 (a)
From net investment income	(3,107)	(480)	—	—
From net realized gains	(431)	—	—	—
Select Class
From net investment income	(42,429)	(17,837)	(234)	(90)
From net realized gains	(11,551)	(2,850)	—	—

Total distributions to shareholders	(93,244)	(33,441)	(4,338)	(3,661)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,764,743	1,626,785	12,439	(23,585)

NET ASSETS:
Change in net assets	2,296,062	1,753,021	86,799	(12,442)
Beginning of period	2,212,699	459,678	308,417	320,859

End of period	$4,508,761	$2,212,699	$395,216	$308,417

Accumulated undistributed (distributions in excess of) net investment income	$2,120	$(458)	$(79)	$53

(a)	Commencement of offering of class of shares effective January 31, 2012 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,607	$(2,534)	$8,082	$7,352
Net realized gain (loss)	(326,384)	(142,714)	99,795	38,076
Change in net unrealized appreciation/depreciation	1,289,666	345,625	52,178	(59,886)

Change in net assets resulting from operations	1,009,889	200,377	160,055	(14,458)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,070)	—	(343)	(248)
Class B
From net investment income	(3)	—	(9)	(9)
Class C
From net investment income	(501)	—	(28)	(16)
Class R2
From net investment income	(401)	(1)	(3)	(1)
Class R5
From net investment income	(6,158)	(140)	(293)	(352)
Class R6
From net investment income	(12,750)	(129)	(389)	(156)
Select Class
From net investment income	(20,306)	(421)	(7,078)	(6,698)

Total distributions to shareholders	(48,189)	(691)	(8,143)	(7,480)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,684,331	4,791,189	(90,864)	(10,513)

NET ASSETS:
Change in net assets	4,646,031	4,990,875	61,048	(32,451)
Beginning of period	6,916,874	1,925,999	635,373	667,824

End of period	$11,562,905	$6,916,874	$696,421	$635,373

Accumulated undistributed (distributions in excess of) net investment income	$(4,932)	$(3,036)	$205	$261

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	U.S. Equity Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$92,748	$61,156
Net realized gain (loss)	480,203	(11,561)
Change in net unrealized appreciation/depreciation	947,694	132,494

Change in net assets resulting from operations	1,520,645	182,089

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,381)	(4,782)
From net realized gains	(15,212)	(2,714)
Class B
From net investment income	(28)	(20)
From net realized gains	(97)	(31)
Class C
From net investment income	(586)	(280)
From net realized gains	(1,789)	(317)
Class R2
From net investment income	(467)	(148)
From net realized gains	(981)	(82)
Class R5
From net investment income	(5,910)	(3,201)
From net realized gains	(8,373)	(1,305)
Class R6
From net investment income	(17,082)	(10,168)
From net realized gains	(21,719)	(3,702)
Institutional Class
From net investment income	(12,288)	(5,886)
From net realized gains	(14,514)	(2,489)
Select Class
From net investment income	(48,777)	(34,893)
From net realized gains	(80,114)	(17,997)

Total distributions to shareholders	(236,318)	(88,015)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	249,947	1,526,527

NET ASSETS:
Change in net assets	1,534,274	1,620,601
Beginning of period	6,453,009	4,832,408

End of period	$7,987,283	$6,453,009

Accumulated undistributed (distributions in excess of) net investment income	$931	$1,751

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$96,937	$26,796	$—	$—
Distributions reinvested	2,272	137	—	—
Cost of shares redeemed	(28,925)	(10,466)	—	—

Change in net assets resulting from Class A capital transactions	$70,284	$16,467	$—	$—

Class R6
Proceeds from shares issued	$438,811	$450,054	$—	$—
Distributions reinvested	55,148	12,011	—	—
Cost of shares redeemed	(227,923)	(50,349)	—	—

Change in net assets resulting from Class R6 capital transactions	$266,036	$411,716	$—	$—

Institutional Class
Proceeds from shares issued	$86,438	$65,484	$—	$—
Distributions reinvested	9,649	1,862	—	—
Cost of shares redeemed	(75,564)	(19,912)	—	—

Change in net assets resulting from Institutional Class capital transactions	$20,523	$47,434	$—	$—

Select Class
Proceeds from shares issued	$26,750	$5,060	$69,660	$7,108
Distributions reinvested	943	86	—	—
Cost of shares redeemed	(7,396)	(2,103)	(15,823)	(12,888)

Change in net assets resulting from Select Class capital transactions	$20,297	$3,043	$53,837	$(5,780)

Total change in net assets resulting from capital transactions	$377,140	$478,660	$53,837	$(5,780)

SHARE TRANSACTIONS:
Class A
Issued	5,299	1,584	—	—
Reinvested	125	8	—	—
Redeemed	(1,500)	(599)	—	—

Change in Class A Shares	3,924	993	—	—

Class R6
Issued	22,846	26,788	—	—
Reinvested	3,035	729	—	—
Redeemed	(12,719)	(3,213)	—	—

Change in Class R6 Shares	13,162	24,304	—	—

Institutional Class
Issued	4,518	3,833	—	—
Reinvested	534	114	—	—
Redeemed	(3,999)	(1,194)	—	—

Change in Institutional Class Shares	1,053	2,753	—	—

Select Class
Issued	1,414	293	3,788	479
Reinvested	52	5	—	—
Redeemed	(391)	(126)	(900)	(850)

Change in Select Class Shares	1,075	172	2,888	(371)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$737,962	$424,660	$35,245	$11,165
Distributions reinvested	23,473	8,447	3,805	3,339
Cost of shares redeemed	(202,721)	(95,525)	(46,195)	(38,398)

Change in net assets resulting from Class A capital transactions	$558,714	$337,582	$(7,145)	$(23,894)

Class B
Proceeds from shares issued	$666	$746	$46	$119
Distributions reinvested	87	72	24	26
Cost of shares redeemed	(1,725)	(2,541)	(1,068)	(1,356)

Change in net assets resulting from Class B capital transactions	$(972)	$(1,723)	$(998)	$(1,211)

Class C
Proceeds from shares issued	$268,094	$110,299	$3,658	$1,398
Distributions reinvested	4,630	1,128	50	30
Cost of shares redeemed	(34,460)	(15,205)	(1,194)	(1,299)

Change in net assets resulting from Class C capital transactions	$238,264	$96,222	$2,514	$129

Class R2
Proceeds from shares issued	$12,892	$1,756	$—	$—
Distributions reinvested	145	12	—	—
Cost of shares redeemed	(2,395)	(150)	—	—

Change in net assets resulting from Class R2 capital transactions	$10,642	$1,618	$—	$—

Class R5
Proceeds from shares issued	$118,180	$138,348	$—	$—
Distributions reinvested	4,911	1,831	—	—
Cost of shares redeemed	(32,438)	(40,633)	—	—

Change in net assets resulting from Class R5 capital transactions	$90,653	$99,546	$—	$—

Class R6 (a)
Proceeds from shares issued	$213,112	$83,915	$—	$—
Distributions reinvested	2,662	141	—	—
Cost of shares redeemed	(74,123)	(12,794)	—	—

Change in net assets resulting from Class R6 capital transactions	$141,651	$71,262	$—	$—

Select Class
Proceeds from shares issued	$1,117,631	$1,203,854	$29,596	$2,028
Distributions reinvested	23,225	7,939	181	53
Cost of shares redeemed	(415,065)	(189,515)	(11,709)	(690)

Change in net assets resulting from Select Class capital transactions	$725,791	$1,022,278	$18,068	$1,391

Total change in net assets resulting from capital transactions	$1,764,743	$1,626,785	$12,439	$(23,585)

(a)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	68,181	45,117	1,056	395
Reinvested	2,207	897	113	122
Redeemed	(18,810)	(10,173)	(1,393)	(1,402)

Change in Class A Shares	51,578	35,841	(224)	(885)

Class B
Issued	62	80	2	4
Reinvested	8	8	1	1
Redeemed	(163)	(282)	(33)	(52)

Change in Class B Shares	(93)	(194)	(30)	(47)

Class C
Issued	24,888	11,785	115	56
Reinvested	440	120	2	1
Redeemed	(3,212)	(1,636)	(39)	(51)

Change in Class C Shares	22,116	10,269	78	6

Class R2
Issued	1,186	180	—	—
Reinvested	13	1	—	—
Redeemed	(220)	(15)	—	—

Change in Class R2 Shares	979	166	—	—

Class R5
Issued	10,685	15,010	—	—
Reinvested	456	193	—	—
Redeemed	(3,032)	(4,305)	—	—

Change in Class R5 Shares	8,109	10,898	—	—

Class R6 (a)
Issued	19,542	8,367	—	—
Reinvested	241	14	—	—
Redeemed	(7,073)	(1,292)	—	—

Change in Class R6 Shares	12,710	7,089	—	—

Select Class
Issued	102,846	128,808	860	71
Reinvested	2,161	827	5	2
Redeemed	(38,275)	(19,342)	(364)	(24)

Change in Select Class Shares	66,732	110,293	501	49

(a)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,681,868	$1,485,061	$9,793	$7,733
Distributions reinvested	7,269	—	334	241
Cost of shares redeemed	(758,726)	(186,800)	(7,966)	(7,007)

Change in net assets resulting from Class A capital transactions	$930,411	$1,298,261	$2,161	$967

Class B
Proceeds from shares issued	$566	$713	$80	$50
Distributions reinvested	3	—	8	8
Cost of shares redeemed	(4,476)	(7,529)	(663)	(843)

Change in net assets resulting from Class B capital transactions	$(3,907)	$(6,816)	$(575)	$(785)

Class C
Proceeds from shares issued	$216,349	$188,775	$2,372	$1,321
Distributions reinvested	328	—	26	14
Cost of shares redeemed	(55,203)	(17,008)	(1,593)	(1,141)

Change in net assets resulting from Class C capital transactions	$161,474	$171,767	$805	$194

Class R2
Proceeds from shares issued	$136,252	$92,133	$282	$83
Distributions reinvested	328	1	1	1
Cost of shares redeemed	(45,030)	(6,156)	(125)	(59)

Change in net assets resulting from Class R2 capital transactions	$91,550	$85,978	$158	$25

Class R5
Proceeds from shares issued	$726,113	$597,130	$20,693	$1,737
Distributions reinvested	5,802	140	293	352
Cost of shares redeemed	(248,553)	(81,364)	(30,349)	(3,616)

Change in net assets resulting from Class R5 capital transactions	$483,362	$515,906	$(9,363)	$(1,527)

Class R6
Proceeds from shares issued	$1,276,837	$1,106,703	$30,498	$1,179
Distributions reinvested	11,769	129	389	156
Cost of shares redeemed	(323,090)	(87,682)	(4,653)	(765)

Change in net assets resulting from Class R6 capital transactions	$965,516	$1,019,150	$26,234	$570

Select Class
Proceeds from shares issued	$2,425,990	$2,248,235	$15,803	$25,030
Distributions reinvested	9,684	93	47	73
Cost of shares redeemed	(1,379,749)	(541,385)	(126,134)	(35,060)

Change in net assets resulting from Select Class capital transactions	$1,055,925	$1,706,943	$(110,284)	$(9,957)

Total change in net assets resulting from capital transactions	$3,684,331	$4,791,189	$(90,864)	$(10,513)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	68,413	63,642	764	723
Reinvested	299	—	26	23
Redeemed	(30,354)	(8,079)	(627)	(648)

Change in Class A Shares	38,358	55,563	163	98

Class B
Issued	26	36	6	5
Reinvested	— (a)	—	1	1
Redeemed	(204)	(377)	(54)	(80)

Change in Class B Shares	(178)	(341)	(47)	(74)

Class C
Issued	10,019	9,154	191	122
Reinvested	15	—	2	1
Redeemed	(2,519)	(834)	(134)	(109)

Change in Class C Shares	7,515	8,320	59	14

Class R2
Issued	5,599	3,897	24	7
Reinvested	14	— (a)	— (a)	— (a)
Redeemed	(1,823)	(260)	(10)	(5)

Change in Class R2 Shares	3,790	3,637	14	2

Class R5
Issued	29,385	25,786	1,466	164
Reinvested	236	7	24	34
Redeemed	(9,897)	(3,549)	(2,472)	(331)

Change in Class R5 Shares	19,724	22,244	(982)	(133)

Class R6
Issued	51,377	46,377	2,468	119
Reinvested	478	6	29	15
Redeemed	(12,934)	(3,669)	(372)	(72)

Change in Class R6 Shares	38,921	42,714	2,125	62

Select Class
Issued	99,374	98,785	1,244	2,451
Reinvested	399	4	4	7
Redeemed	(55,281)	(23,773)	(10,585)	(3,125)

Change in Select Class Shares	44,492	75,016	(9,337)	(667)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	U.S. Equity Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$317,607	$412,813
Distributions reinvested	21,062	6,868
Cost of shares redeemed	(265,352)	(193,790)

Change in net assets resulting from Class A capital transactions	$73,317	$225,891

Class B
Proceeds from shares issued	$82	$257
Distributions reinvested	121	49
Cost of shares redeemed	(1,552)	(2,380)

Change in net assets resulting from Class B capital transactions	$(1,349)	$(2,074)

Class C
Proceeds from shares issued	$35,948	$38,529
Distributions reinvested	2,151	526
Cost of shares redeemed	(19,119)	(20,678)

Change in net assets resulting from Class C capital transactions	$18,980	$18,377

Class R2
Proceeds from shares issued	$44,824	$28,358
Distributions reinvested	1,212	170
Cost of shares redeemed	(13,937)	(5,907)

Change in net assets resulting from Class R2 capital transactions	$32,099	$22,621

Class R5
Proceeds from shares issued	$134,146	$204,903
Distributions reinvested	13,036	4,150
Cost of shares redeemed	(97,891)	(38,808)

Change in net assets resulting from Class R5 capital transactions	$49,291	$170,245

Class R6
Proceeds from shares issued	$357,529	$580,194
Distributions reinvested	36,658	13,543
Cost of shares redeemed	(332,840)	(40,629)

Change in net assets resulting from Class R6 capital transactions	$61,347	$553,108

Institutional Class
Proceeds from shares issued	$646,883	$362,823
Distributions reinvested	20,902	5,451
Cost of shares redeemed	(208,805)	(260,526)

Change in net assets resulting from Institutional Class capital transactions	$458,980	$107,748

Select Class
Proceeds from shares issued	$1,142,555	$1,199,262
Distributions reinvested	95,824	33,012
Cost of shares redeemed	(1,681,097)	(801,663)

Change in net assets resulting from Select Class capital transactions	$(442,718)	$430,611

Total change in net assets resulting from capital transactions	$249,947	$1,526,527

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	26,919	39,984
Reinvested	1,851	687
Redeemed	(22,129)	(19,011)

Change in Class A Shares	6,641	21,660

Class B
Issued	7	25
Reinvested	11	5
Redeemed	(134)	(237)

Change in Class B Shares	(116)	(207)

Class C
Issued	3,084	3,763
Reinvested	195	54
Redeemed	(1,655)	(2,067)

Change in Class C Shares	1,624	1,750

Class R2
Issued	3,820	2,720
Reinvested	107	17
Redeemed	(1,185)	(577)

Change in Class R2 Shares	2,742	2,160

Class R5
Issued	11,490	20,118
Reinvested	1,138	409
Redeemed	(8,247)	(3,739)

Change in Class R5 Shares	4,381	16,788

Class R6
Issued	30,187	54,627
Reinvested	3,185	1,340
Redeemed	(29,466)	(3,879)

Change in Class R6 Shares	3,906	52,088

Institutional Class
Issued	53,674	34,671
Reinvested	1,809	538
Redeemed	(17,530)	(25,385)

Change in Institutional Class Shares	37,953	9,824

Select Class
Issued	96,628	117,290
Reinvested	8,441	3,323
Redeemed	(139,323)	(77,448)

Change in Select Class Shares	(34,254)	43,165

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2013	$17.42	$0.20	(d)	$3.56	$3.76	$(0.23)	$(0.68)	$(0.91)
Year Ended June 30, 2012	16.80	0.21	(d)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(d)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(d)	1.54	1.72	(0.17)	—	(0.17)
Year Ended June 30, 2009	15.44	0.31	(d)	(3.93)	(3.62)	(0.30)	—	(0.30)

Class R6
Year Ended June 30, 2013	17.48	0.32	(d)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(d)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(d)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(d)	1.56	1.80	(0.24)	—	(0.24)
Year Ended June 30, 2009	15.45	0.37	(d)	(3.94)	(3.57)	(0.36)	—	(0.36)

Institutional Class
Year Ended June 30, 2013	17.48	0.30	(d)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(d)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(d)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(d)	1.57	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	15.45	0.32	(d)	(3.90)	(3.58)	(0.35)	—	(0.35)

Select Class
Year Ended June 30, 2013	17.51	0.27	(d)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(d)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(d)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(d)	1.56	1.77	(0.20)	—	(0.20)
Year Ended June 30, 2009	15.48	0.33	(d)	(3.94)	(3.61)	(0.33)	—	(0.33)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.27	22.33%	$103,755	0.85%	1.04%	0.87%	178%
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92

20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92

20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92

20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Dynamic Growth Fund
Class A
Year Ended June 30, 2013	$15.89	$(0.05	)(e)(f)	$3.10	$3.05
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42
Year Ended June 30, 2011	11.44	(0.10	)(e)	4.13	4.03
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)

Class C
Year Ended June 30, 2013	15.54	(0.14	)(e)(f)	3.03	2.89
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33
Year Ended June 30, 2011	11.29	(0.17	)(e)	4.09	3.92
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)

Class R5
Year Ended June 30, 2013	16.22	0.03	(e)(f)	3.17	3.20
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50
Year Ended June 30, 2011	11.57	(0.04	)(e)	4.19	4.15
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)

Select Class
Year Ended June 30, 2013	16.07	(0.03	)(e)(f)	3.16	3.13
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46
Year Ended June 30, 2011	11.51	(0.06	)(e)	4.16	4.10
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (d)

$18.94	19.19%	$126	1.25%	(0.30	)%(f)	1.42%	82%
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97
11.44	15.44	76	1.25	(0.61)		5.82	39
9.91	(29.57)	66	1.25	(0.37)		7.27	73

18.43	18.60	123	1.74	(0.80	)(f)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97
11.29	14.74	75	1.75	(1.11)		6.32	39
9.84	(29.91)	66	1.75	(0.87)		7.77	73

19.42	19.73	32	0.80	0.15	(f)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97
11.57	15.93	19	0.80	(0.17)		5.37	39
9.98	(29.27)	17	0.80	0.07		6.82	73

19.20	19.48	101,999	1.00	(0.16	)(f)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97
11.51	15.68	2,130	1.00	(0.36)		5.57	39
9.95	(29.38)	1,842	1.00	(0.12)		7.02	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2013	$9.84	$0.24	(f)(h)	$1.84	$2.08	$(0.23)	$(0.07)	$(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(f)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)

Class B
Year Ended June 30, 2013	9.78	0.18	(f)(h)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)

Class C
Year Ended June 30, 2013	9.74	0.18	(f)(h)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)

Class R2
Year Ended June 30, 2013	9.84	0.21	(f)(h)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (g) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2013	9.96	0.27	(f)(h)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(f)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21. $0.16, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.62	21.53%	$1,285,400	1.03%	2.22	%(h)	1.08%	34%
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43
6.35	(22.86)	66,117	1.23	3.13		1.39	54

11.54	20.90	4,062	1.52	1.75	(h)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43
6.30	(23.39)	7,829	1.85	2.49		1.89	54

11.49	20.94	407,911	1.53	1.71	(h)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43
6.30	(23.36)	3,879	1.85	2.54		1.90	54

11.61	21.21	13,347	1.28	1.92	(h)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

11.78	22.17	227,442	0.58	2.69	(h)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

11.77	22.12	233,034	0.53	2.63	(h)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

11.77	21.84	2,337,565	0.78	2.48	(h)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43
6.42	(22.59)	78,303	0.89	3.51		1.15	54

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Growth and Income Fund
Class A
Year Ended June 30, 2013	$29.43	$0.40	(d)	$7.11	$7.51	$(0.41)
Year Ended June 30, 2012	28.26	0.35	(d)	1.16	1.51	(0.34)
Year Ended June 30, 2011	22.30	0.28	(d)	5.96	6.24	(0.28)
Year Ended June 30, 2010	19.46	0.35	(d)	2.83	3.18	(0.34)
Year Ended June 30, 2009	27.97	0.44	(d)	(8.52)	(8.08)	(0.43)

Class B
Year Ended June 30, 2013	28.76	0.23	(d)	6.94	7.17	(0.25)
Year Ended June 30, 2012	27.62	0.21	(d)	1.14	1.35	(0.21)
Year Ended June 30, 2011	21.80	0.15	(d)	5.82	5.97	(0.15)
Year Ended June 30, 2010	19.03	0.23	(d)	2.76	2.99	(0.22)
Year Ended June 30, 2009	27.36	0.32	(d)	(8.32)	(8.00)	(0.33)

Class C
Year Ended June 30, 2013	27.32	0.22	(d)	6.59	6.81	(0.30)
Year Ended June 30, 2012	26.27	0.20	(d)	1.08	1.28	(0.23)
Year Ended June 30, 2011	20.77	0.14	(d)	5.53	5.67	(0.17)
Year Ended June 30, 2010	18.15	0.21	(d)	2.66	2.87	(0.25)
Year Ended June 30, 2009	26.13	0.31	(d)	(7.95)	(7.64)	(0.34)

Select Class
Year Ended June 30, 2013	30.63	0.51	(d)	7.40	7.91	(0.51)
Year Ended June 30, 2012	29.39	0.45	(d)	1.21	1.66	(0.42)
Year Ended June 30, 2011	23.18	0.37	(d)	6.20	6.57	(0.36)
Year Ended June 30, 2010	20.21	0.43	(d)	2.95	3.38	(0.41)
Year Ended June 30, 2009	29.02	0.52	(d)	(8.82)	(8.30)	(0.51)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.53	25.65%	$356,127	1.15%	1.23%	1.16%	35%
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41
19.46	(28.88)	253,559	1.27	2.06	1.28	52

35.68	25.01	2,981	1.66	0.73	1.66	35
28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41
19.03	(29.24)	5,976	1.77	1.53	1.78	52

33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41
18.15	(29.24)	2,027	1.77	1.54	1.78	52

38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41
20.21	(28.61)	1,905	0.90	2.14	1.04	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2013	$23.64	$0.08	(f)(i)	$2.37	$2.45	$(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(f)	(6.11)	(6.10)	(0.02)

Class B
Year Ended June 30, 2013	20.96	(0.04	)(f)(i)	2.10	2.06	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(f)	(5.52)	(5.59)	(0.01)

Class C
Year Ended June 30, 2013	20.79	(0.04	)(f)(i)	2.07	2.03	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(f)	(5.48)	(5.54)	(0.01)

Class R2
Year Ended June 30, 2013	23.44	0.01	(f)(i)	2.36	2.37	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—
November 3, 2008 (g) through June 30, 2009	13.68	0.01	(f)	(0.31)	(0.30)	(0.01)

Class R5
Year Ended June 30, 2013	23.74	0.17	(f)(i)	2.38	2.55	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—
April 14, 2009 (g) through June 30, 2009	12.47	0.01	(f)	0.81	0.82	(0.01)

Class R6
Year Ended June 30, 2013	23.76	0.18	(f)(i)	2.39	2.57	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)
November 30, 2010 (g) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—

Select Class
Year Ended June 30, 2013	23.61	0.12	(f)(i)	2.37	2.49	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(f)(h)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(f)	(6.06)	(6.02)	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds ot less than $0.01.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$26.01	10.40%	$2,824,115	1.09%	0.30	%(i)	1.19%	47%
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61
13.38	(31.26)	160,168	1.24	0.05		1.45	124

23.01	9.81	9,278	1.59	(0.19	)(i)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61
12.05	(31.69)	26,025	1.78	(0.52)		1.93	124

22.79	9.80	396,862	1.59	(0.20	)(i)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61
11.95	(31.67)	5,996	1.78	(0.50)		1.94	124

25.74	10.12	191,876	1.34	0.05	(i)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61
13.37	(2.16)	49	1.49	0.16		1.80	124

26.12	10.78	1,158,856	0.71	0.69	(i)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61
13.28	6.56	53	0.79	0.19		1.17	124

26.15	10.87	2,170,011	0.67	0.72	(i)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

25.99	10.58	4,811,907	0.91	0.50	(i)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84
15.79	18.90	300,304	0.99	(0.02)		1.07	61
13.28	(31.13)	335,992	0.99	0.29		1.19	124

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Value Fund
Class A
Year Ended June 30, 2013	$11.02	$0.14	(f)	$2.97	$3.11	$(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)
Year Ended June 30, 2009	10.66	0.18	(f)	(2.54)	(2.36)	(0.21)

Class B
Year Ended June 30, 2013	10.86	0.07	(f)	2.95	3.02	(0.08)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)
Year Ended June 30, 2009	10.52	0.13	(f)	(2.50)	(2.37)	(0.16)

Class C
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)
Year Ended June 30, 2009	10.47	0.14	(f)	(2.50)	(2.36)	(0.16)

Class R2
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)
November 3, 2008 (g) through June 30, 2009	8.10	0.11	(f)	0.02	0.13	(0.15)

Class R5
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)
Year Ended June 30, 2009	10.52	0.25	(f)	(2.54)	(2.29)	(0.22)

Class R6
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)

Select Class
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)
Year Ended June 30, 2009	10.53	0.20	(f)	(2.51)	(2.31)	(0.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.99	28.38%	$35,030	0.94%	1.11%	1.04%	119%
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108

13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108

13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108

13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108

13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2013	$10.73	$0.13	(f)	$2.31	$2.44	$(0.13)	$(0.24)	$(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(f)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)

Class B
Year Ended June 30, 2013	10.59	0.07	(f)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)

Class C
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)

Class R2
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	7.36	0.07	(f)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(f)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)

Class R6
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(f)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)

Select Class
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(f)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.80	23.14%	$874,571	0.97%	1.06%	1.06%	88%
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84
7.35	(21.36)	103,103	1.05	1.49	1.12	101

12.62	22.45	4,466	1.46	0.57	1.56	88
10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84
7.26	(21.70)	8,559	1.57	0.96	1.61	101

12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84
7.25	(21.69)	10,216	1.57	0.97	1.62	101

12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84
7.35	1.70	51	1.30	1.47	1.39	101

12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84
7.36	(20.91)	596	0.59	2.08	0.65	101

12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84
7.35	(21.04)	263,859	0.64	1.88	0.72	101

12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84
7.35	(21.04)	1,138,732	0.79	1.76	0.87	101

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 19, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of the Dynamic Growth Fund were not publicly offered for investment.

Class R6 Shares commenced operations on January 31, 2012 for Equity Income Fund.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,844,904		$2,125	$—	$1,847,029

Total Liabilities in Securities Sold Short (b)	$(601)	$		$—	$(601)

Appreciation in Other Financial Instruments
Futures Contracts	$48		$—	$—	$48

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$103,249	$	$—	$103,249

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$4,638,218	$—	$—	$4,638,218

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$399,007	$—	$—	$399,007

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$11,626,307	$	$—	$11,626,307

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$704,383	$—	$	$704,383

Total Liabilities in Securities Sold Short (b)	$(289)	$—	$	$(289)

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$7,996,609	$	$—	$7,996,609

Total Liabilities in Securities Sold Short (b)	$(3,295)	$	$—	$(3,295)

Depreciation in Other Financial Instruments
Futures Contracts	$(448)	$—	$—	$(448)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 . An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2013, the Funds had no investments in restricted or illiquid securities.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$22,195	$59,394
Ending Notional Balance Long	12,235	81,404

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Disciplined Equity Fund	$—	(a)	$(247)	$247
Dynamic Growth Fund	(53)		53	— (a)
Equity Income Fund	—	(a)	994	(994)
Growth and Income Fund	(151)		(28)	179
Large Cap Growth Fund	(1,374)		(314)	1,688
Large Cap Value Fund	—	(a)	5	(5)
U.S. Equity Fund	—	(a)	(49)	49

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund), taxable overdistributions (Growth and Income Fund and Large Cap Growth Fund), net operating losses (Dynamic Growth Fund), investments in real estate investment trusts (Disciplined Equity Fund, Growth and Income Fund, U.S. Equity Fund) and investments in partnerships (Equity Income Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Disciplined Equity Fund	0.09%
Dynamic Growth Fund	0.08
Equity Income Fund	0.08
Growth and Income Fund	0.09
Large Cap Growth Fund	0.09
Large Cap Value Fund	0.09
U.S. Equity Fund	0.09

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50
In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$6	$—
Equity Income Fund	653	13
Growth and Income Fund	41	—	(a)
Large Cap Growth Fund	344	30
Large Cap Value Fund	11	—	(a)
U.S. Equity Fund	173	5

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$300	$—	$300
Dynamic Growth Fund	29	26	23	78
Equity Income Fund	27	1,372	—	1,399
Growth and Income Fund	—	—	2	2
Large Cap Growth Fund	398	1,898	2,055	4,351
Large Cap Value Fund	7	33	32	72
U.S. Equity Fund	69	1,751	647	2,467

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing		Total
Equity Income Fund	$—	(a)	$1		$1
Large Cap Growth Fund	27		—		27
Large Cap Value Fund	—	(a)	15		15
U.S. Equity Fund	1		—	(a)	1

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (amounts in thousands):

Disciplined Equity Fund	$50
Dynamic Growth Fund	1
Equity Income Fund	135
Growth and Income Fund	12
Large Cap Growth Fund	676
Large Cap Value Fund	13
U.S. Equity Fund	218

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$2,875,011	$2,534,680
Dynamic Growth Fund	100,873	46,127
Equity Income Fund	2,801,730	1,058,495
Growth and Income Fund	126,440	118,223
Large Cap Growth Fund	8,258,280	4,436,126
Large Cap Value Fund	750,288	838,946
U.S. Equity Fund	6,404,582	6,246,850

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$1,625,176	$231,987	$10,134	$221,853
Dynamic Growth Fund	89,586	14,234	571	13,663
Equity Income Fund	3,964,438	688,890	15,110	673,780
Growth and Income Fund	269,634	129,655	282	129,373
Large Cap Growth Fund	9,951,885	1,775,614	101,192	1,674,422
Large Cap Value Fund	593,228	115,356	4,201	111,155
U.S. Equity Fund	6,254,789	1,761,488	19,668	1,741,820

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships (Growth and Income Fund), non-taxable dividends (Disciplined Equity Fund, Large Cap Growth Fund and U.S. Equity Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$46,178	$22,341	$68,519
Equity Income Fund	77,626	15,618	93,244
Growth and Income Fund	4,338	—	4,338
Large Cap Growth Fund	48,189	—	48,189
Large Cap Value Fund	8,143	—	8,143
U.S. Equity Fund	129,252	107,066	236,318

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$14,185	$—	$14,185
Equity Income Fund	28,620	4,821	33,441
Growth and Income Fund	3,661	—	3,661
Large Cap Growth Fund	691	—	691
Large Cap Value Fund	7,480	—	7,480
U.S. Equity Fund	59,378	28,637	88,015

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$78,716	$34,292	$221,820
Dynamic Growth Fund	—	(2,816)	13,663
Equity Income Fund	21,483	51,016	673,780
Growth and Income Fund	—	(52,829)	129,373
Large Cap Growth Fund	—	(273,783)	1,674,422
Large Cap Value Fund	1,973	(2,302)	111,141
U.S. Equity Fund	173,494	222,532	1,741,642

For the Funds, the cumulative timing differences primarily consist of investments in partnerships (Growth and Income Fund), Post-October loss deferral (Dynamic Growth Fund and Large Cap Growth Fund), late-year ordinary loss deferral (Dynamic Growth Fund and Large Cap Growth Fund), distributions payable (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Value Fund and U.S. Equity Fund), mark to market of futures contracts (Disciplined Equity Fund and U.S. Equity Fund), non-taxable dividends (Disciplined Equity Fund, Large Cap Growth and U.S Equity Fund), trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Dynamic Growth Fund	$1,907	$—
Large Cap Growth Fund	224,612	—

At June 30, 2013, the Funds had the pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019		Total
Dynamic Growth Fund	$473	$436	$—	(a)	909
Growth and Income Fund	—	52,829	—		52,829
Large Cap Growth Fund	—	49,171	—		49,171
Large Cap Value Fund	—	2,302	—		2,302

(a)	Amount rounds to less than $1,000.

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Dynamic Growth Fund	$42
Growth and Income Fund	28,898
Large Cap Growth Fund	3,626
Large Cap Value Fund	93,396

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

Net capital losses and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2013, the Funds deferred to July 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Dynamic Growth Fund	$159	$384	$—
Large Cap Growth Fund	4,867	219,502	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Disciplined Equity Fund, Dynamic Growth Fund, Equity Income Fund and Large Cap Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	71.5%
Dynamic Growth Fund	88.1%	n/a
Large Cap Value Fund	83.8	n/a
U.S. Equity Fund	14.3	n/a

Additionally, Growth and Income Fund and U.S. Equity Fund have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Growth and Income Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	81

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013 and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,148.70	$4.53	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,151.40	1.87	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Institutional Class
Actual	1,000.00	1,150.80	2.40	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Select Class
Actual	1,000.00	1,150.40	3.20	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,136.90	6.62	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,134.20	9.26	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,139.70	4.24	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	1,138.10	5.30	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Income Fund
Class A
Actual	$1,000.00	$1,153.90	$5.50	1.03%
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class B
Actual	1,000.00	1,151.40	8.16	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class C
Actual	1,000.00	1,151.40	8.16	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R2
Actual	1,000.00	1,153.10	6.83	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28
Class R5
Actual	1,000.00	1,157.20	3.16	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,156.50	2.89	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,155.10	4.17	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

Growth and Income Fund
Class A
Actual	1,000.00	1,163.70	6.06	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class B
Actual	1,000.00	1,160.40	8.73	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class C
Actual	1,000.00	1,160.40	8.73	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Select Class
Actual	1,000.00	1,164.80	4.67	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87

Large Cap Growth Fund
Class A
Actual	1,000.00	1,084.70	5.63	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class B
Actual	1,000.00	1,081.80	8.21	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class C
Actual	1,000.00	1,081.60	8.21	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class R2
Actual	1,000.00	1,083.30	6.92	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class R5
Actual	1,000.00	1,086.20	3.78	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,086.80	3.52	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund (continued)
Select Class
Actual	$1,000.00	$1,085.20	$4.81	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93

Large Cap Value Fund
Class A
Actual	1,000.00	1,172.30	5.12	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class B
Actual	1,000.00	1,170.70	7.80	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,170.00	7.80	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R2
Actual	1,000.00	1,171.20	6.46	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R5
Actual	1,000.00	1,175.90	3.08	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R6
Actual	1,000.00	1,175.50	2.86	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Select Class
Actual	1,000.00	1,173.80	4.20	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

U.S. Equity Fund
Class A
Actual	1,000.00	1,146.00	5.16	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class B
Actual	1,000.00	1,142.20	7.81	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class C
Actual	1,000.00	1,143.40	7.81	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R2
Actual	1,000.00	1,144.60	6.49	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class R5
Actual	1,000.00	1,148.00	3.14	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,148.20	2.88	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,147.80	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Select Class
Actual	1,000.00	1,147.10	4.21	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2013

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Disciplined Equity Fund	21.53%
Dynamic Growth Fund	100.00
Equity Income Fund	100.00
Growth and Income Fund	100.00
Large Cap Growth Fund	100.00
Large Cap Value Fund	100.00
U.S. Equity Fund	43.71

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or the maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity	$22,341
Equity Income Fund	15,618
U.S. Equity Fund	107,066

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$46,178
Equity Income Fund	77,626
Growth and Income Fund	4,338
Large Cap Growth Fund	48,189
Large Cap Value Fund	8,143
U.S. Equity Fund	129,252

JUNE 30, 2013	J.P. MORGAN LARGE CAP FUNDS	87

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 30, 2013.	AN-LCE-613

Annual Report

J.P. Morgan Equity Funds

June 30, 2013

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

(formerly JPMorgan Market Expansion Index Fund)

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	20.35%
S&P 500 Index	20.60%

Net Assets as of 6/30/2013 (In Thousands)	$1,744,796

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)*** (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed largely in line with the Benchmark for the twelve months ended June 30, 2013. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to those of the Benchmark.

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board (“Fed”) announced in June 2013 that it could begin tapering its asset purchases later in the year. This triggered a sharp sell-off in the overall equity market. However, equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. All told, the Benchmark finished the twelve months ended June 30, 2013 with a 20.60% return.

All ten sectors within the Benchmark generated positive absolute returns during the reporting period. Financials and consumer discretionary were the strongest performing sectors, while utilities and information technology produced the smallest absolute returns.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	2.8%
2.	Apple, Inc.	2.6
3.	Microsoft Corp.	1.8
4.	Johnson & Johnson	1.7
5.	General Electric Co.	1.7
6.	Google, Inc., Class A	1.6
7.	Chevron Corp.	1.6
8.	Procter & Gamble Co. (The)	1.5
9.	Berkshire Hathaway, Inc., Class B	1.4
10.	Wells Fargo & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	17.6%
Financials	16.5
Health Care	12.6
Consumer Discretionary	12.1
Energy	10.4
Consumer Staples	10.4
Industrials	10.2
Utilities	3.3
Materials	3.2
Telecommunication Services	2.8
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s composition is subject to change.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		20.08%	6.59%	6.83%
With Sales Charge*		13.78	5.45	6.26
CLASS B SHARES	1/14/94
Without CDSC		19.17	5.79	6.19
With CDSC**		14.17	5.47	6.19
CLASS C SHARES	11/4/97
Without CDSC		19.16	5.80	6.04
With CDSC***		18.16	5.80	6.04
SELECT CLASS SHARES	7/2/91	20.35	6.86	7.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S.

stock market. The Lipper S&P 500 Objective Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Market Expansion Enhanced Index Fund

(formerly JPMorgan Market Expansion Index Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.26%
S&P 1000 Index	25.19%

Net Assets as of 6/30/2013 (In Thousands)	$1,406,601

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).***

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 1000 Index*** (the “Benchmark”), which is a combination of the S&P SmallCap 600 and the S&P MidCap 400 Indexes, for the twelve months ended June 30, 2013. The Fund’s stock selection in the health services and systems and basic materials sectors contributed to relative performance. The Fund’s stock selection in the semiconductor and systems hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Regeneron Pharmaceuticals, Inc., Cree, Inc. and Green Mountain Coffee Roasters, Inc. Shares of Regeneron Pharmaceuticals, Inc., a biotechnology company, benefited from strong earnings during the reporting period. Shares of Cree, Inc., which develops, manufactures and markets electronic devices made from silicon carbide and other semiconductor material, performed well as the company issued an earnings forecast that exceeded expectations. Shares of Green Mountain Coffee Roasters, Inc., a specialty coffee company based in Vermont, moved sharply higher as the company expanded its product line and received several analyst upgrades.

Individual detractors to relative performance included the Fund’s positions in Cirrus Logic Corp., Outerwall, Inc. and Questcor Pharmaceuticals, Inc. Shares of Cirrus Logic Corp., a semiconductor supplier, fell sharply as its largest customer, Apple, Inc., experienced declining market share for its smartphones. Outerwall, Inc. operates a network of movie and game rental kiosks, including Redbox. Its shares fell given declining sales for its DVD rental services due to increased popularity of online streaming services. Questcor Pharmaceuticals, Inc. focuses on the products used in the treatment of diseases and disorders of the central nervous system. Its shares fell sharply in October 2012 given reimbursement concerns regarding Acthar, which is one of their medications that is used for the treatment of dermatomyositis and polymyositis.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving fundamentals and underweighted what they believed were expensive stocks with deteriorating fundamentals, based on their bottom-up approach to stock selection. In addition, the Fund may modestly overweight or underweight the sectors and industries within the Benchmark.

On February 28, 2013, the portfolio managers of the Fund changed. In addition to the management change, on April 30, 2013, the Fund changed its name from JPMorgan Market Expansion Index Fund to JPMorgan Market Expansion Enhanced Index Fund. The change in the Fund’s name and management did not materially change the enhanced index strategy described above or how the Fund was positioned compared to the Benchmark.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Vertex Pharmaceuticals, Inc.	1.0%
2.	HollyFrontier Corp.	0.7
3.	Rock Tenn Co., Class A	0.6
4.	Community Health Systems, Inc.	0.6
5.	Everest Re Group Ltd., (Bermuda)	0.6
6.	Omnicare, Inc.	0.6
7.	NV Energy, Inc.	0.6
8.	Oil States International, Inc.	0.5
9.	Affiliated Managers Group, Inc.	0.5
10.	Hanesbrands, Inc.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Financials	21.9%
Industrials	16.3
Information Technology	15.8
Consumer Discretionary	13.7
Health Care	9.6
Materials	6.5
Utilities	4.9
Energy	4.7
Consumer Staples	3.9
Others (each less than 1.0%)	0.8
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P SmallCap 600 Index”, “S&P MidCap 400 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s composition is subject to change.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/31/98
Without Sales Charge		25.91%	8.40%	10.19%
With Sales Charge*		19.32	7.23	9.60
CLASS B SHARES	7/31/98
Without CDSC		25.11	7.63	9.56
With CDSC**		20.11	7.33	9.56
CLASS C SHARES	3/22/99
Without CDSC		25.07	7.63	9.40
With CDSC***		24.07	7.63	9.40
CLASS R2 SHARES	11/3/08	25.72	8.04	9.82
SELECT CLASS SHARES	7/31/98	26.26	8.67	10.47

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index, and the Lipper Mid-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 12.1%
	Auto Components — 0.4%
14	BorgWarner, Inc. (a)	1,202
35	Delphi Automotive plc, (United Kingdom)	1,780
30	Goodyear Tire & Rubber Co. (The) (a)	454
83	Johnson Controls, Inc.	2,961

		6,397

	Automobiles — 0.7%
475	Ford Motor Co.	7,346
93	General Motors Co. (a)	3,097
27	Harley-Davidson, Inc.	1,484

		11,927

	Distributors — 0.1%
19	Genuine Parts Co.	1,461

	Diversified Consumer Services — 0.1%
33	H&R Block, Inc.	913

	Hotels, Restaurants & Leisure — 1.8%
54	Carnival Corp.	1,839
4	Chipotle Mexican Grill, Inc. (a)	1,360
16	Darden Restaurants, Inc.	791
31	International Game Technology	526
29	Marriott International, Inc., Class A	1,168
121	McDonald’s Corp.	11,988
90	Starbucks Corp.	5,922
23	Starwood Hotels & Resorts Worldwide, Inc.	1,485
16	Wyndham Worldwide Corp.	939
10	Wynn Resorts Ltd.	1,234
54	Yum! Brands, Inc.	3,767

		31,019

	Household Durables — 0.3%
34	D.R. Horton, Inc.	721
13	Garmin Ltd., (Switzerland)	478
8	Harman International Industries, Inc.	445
17	Leggett & Platt, Inc.	537
20	Lennar Corp., Class A	720
35	Newell Rubbermaid, Inc.	915
41	PulteGroup, Inc. (a)	781
10	Whirlpool Corp.	1,093

		5,690

	Internet & Catalog Retail — 1.2%
44	Amazon.com, Inc. (a)	12,215
11	Expedia, Inc.	677
7	Netflix, Inc. (a)	1,431
6	priceline.com, Inc. (a)	5,153

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
13	TripAdvisor, Inc. (a)	812

		20,288

	Leisure Equipment & Products — 0.1%
14	Hasbro, Inc.	624
42	Mattel, Inc.	1,890

		2,514

	Media — 3.6%
26	Cablevision Systems Corp., Class A	439
69	CBS Corp. (Non-Voting), Class B	3,368
318	Comcast Corp., Class A	13,321
67	DIRECTV (a)	4,157
30	Discovery Communications, Inc., Class A (a)	2,282
28	Gannett Co., Inc.	676
52	Interpublic Group of Cos., Inc. (The)	753
240	News Corp., Class A	7,837
31	Omnicom Group, Inc.	1,963
10	Scripps Networks Interactive, Inc., Class A	686
35	Time Warner Cable, Inc.	3,953
113	Time Warner, Inc.	6,510
54	Viacom, Inc., Class B	3,667
218	Walt Disney Co. (The)	13,736
1	Washington Post Co. (The), Class B	265

		63,613

	Multiline Retail — 0.8%
36	Dollar General Corp. (a)	1,835
27	Dollar Tree, Inc. (a)	1,374
12	Family Dollar Stores, Inc.	718
17	J.C. Penney Co., Inc. (a)	295
25	Kohl’s Corp.	1,243
46	Macy’s, Inc.	2,224
18	Nordstrom, Inc.	1,077
78	Target Corp.	5,337

		14,103

	Specialty Retail — 2.3%
9	Abercrombie & Fitch Co., Class A	428
5	AutoNation, Inc. (a)	203
4	AutoZone, Inc. (a)	1,859
26	Bed Bath & Beyond, Inc. (a)	1,872
32	Best Buy Co., Inc.	886
27	CarMax, Inc. (a)	1,252
14	GameStop Corp., Class A	604
35	Gap, Inc. (The)	1,461
176	Home Depot, Inc. (The)	13,669

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Specialty Retail — Continued
29	L Brands, Inc.	1,429
130	Lowe’s Cos., Inc.	5,298
13	O’Reilly Automotive, Inc. (a)	1,503
12	PetSmart, Inc.	836
27	Ross Stores, Inc.	1,721
80	Staples, Inc.	1,272
14	Tiffany & Co.	1,055
87	TJX Cos., Inc.	4,352
13	Urban Outfitters, Inc. (a)	535

		40,235

	Textiles, Apparel & Luxury Goods — 0.7%
34	Coach, Inc.	1,938
6	Fossil Group, Inc. (a)	659
87	NIKE, Inc., Class B	5,567
10	PVH Corp.	1,224
7	Ralph Lauren Corp.	1,278
11	V.F. Corp.	2,043

		12,709

	Total Consumer Discretionary	210,869

	Consumer Staples — 10.4%
	Beverages — 2.4%
19	Beam, Inc.	1,226
18	Brown-Forman Corp., Class B	1,237
463	Coca-Cola Co. (The)	18,556
31	Coca-Cola Enterprises, Inc.	1,094
19	Constellation Brands, Inc., Class A (a)	970
25	Dr. Pepper Snapple Group, Inc.	1,132
19	Molson Coors Brewing Co., Class B	908
17	Monster Beverage Corp. (a)	1,060
187	PepsiCo, Inc.	15,276

		41,459

	Food & Staples Retailing — 2.4%
53	Costco Wholesale Corp.	5,832
148	CVS Caremark Corp.	8,456
63	Kroger Co. (The)	2,169
29	Safeway, Inc.	689
72	Sysco Corp.	2,449
104	Walgreen Co.	4,603
198	Wal-Mart Stores, Inc.	14,740
42	Whole Foods Market, Inc.	2,145

		41,083

	Food Products — 1.6%
80	Archer-Daniels-Midland Co.	2,699

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
22	Campbell Soup Co.	966
50	ConAgra Foods, Inc.	1,758
78	General Mills, Inc.	3,779
18	Hershey Co. (The)	1,616
16	Hormel Foods Corp.	629
13	JM Smucker Co. (The)	1,336
31	Kellogg Co.	1,969
72	Kraft Foods Group, Inc.	4,012
16	McCormick & Co., Inc. (Non-Voting)	1,121
24	Mead Johnson Nutrition Co.	1,938
216	Mondelez International, Inc., Class A	6,149
34	Tyson Foods, Inc., Class A	880

		28,852

	Household Products — 2.1%
16	Clorox Co. (The)	1,322
106	Colgate-Palmolive Co.	6,067
46	Kimberly-Clark Corp.	4,513
331	Procter & Gamble Co. (The)	25,486

		37,388

	Personal Products — 0.2%
52	Avon Products, Inc.	1,100
29	Estee Lauder Cos., Inc. (The), Class A	1,910

		3,010

	Tobacco — 1.7%
243	Altria Group, Inc.	8,489
46	Lorillard, Inc.	1,993
198	Philip Morris International, Inc.	17,110
38	Reynolds American, Inc.	1,860

		29,452

	Total Consumer Staples	181,244

	Energy — 10.4%
	Energy Equipment & Services — 1.8%
53	Baker Hughes, Inc.	2,462
30	Cameron International Corp. (a)	1,832
8	Diamond Offshore Drilling, Inc.	577
28	Ensco plc, (United Kingdom), Class A	1,635
29	FMC Technologies, Inc. (a)	1,595
113	Halliburton Co.	4,696
13	Helmerich & Payne, Inc.	803
36	Nabors Industries Ltd., (Bermuda)	545
52	National Oilwell Varco, Inc.	3,556
31	Noble Corp., (Switzerland)	1,150
15	Rowan Cos. plc, Class A (a)	511

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
161	Schlumberger Ltd.	11,507

		30,869

	Oil, Gas & Consumable Fuels — 8.6%
61	Anadarko Petroleum Corp.	5,205
47	Apache Corp.	3,968
25	Cabot Oil & Gas Corp.	1,808
63	Chesapeake Energy Corp.	1,277
234	Chevron Corp.	27,714
148	ConocoPhillips	8,934
28	CONSOL Energy, Inc.	748
45	Denbury Resources, Inc. (a)	781
46	Devon Energy Corp.	2,366
33	EOG Resources, Inc.	4,327
18	EQT Corp.	1,442
537	Exxon Mobil Corp.	48,521
36	Hess Corp.	2,399
76	Kinder Morgan, Inc.	2,911
86	Marathon Oil Corp.	2,960
39	Marathon Petroleum Corp.	2,788
22	Murphy Oil Corp.	1,334
16	Newfield Exploration Co. (a)	391
43	Noble Energy, Inc.	2,604
97	Occidental Petroleum Corp.	8,683
33	Peabody Energy Corp.	477
75	Phillips 66	4,406
16	Pioneer Natural Resources Co.	2,388
22	QEP Resources, Inc.	602
20	Range Resources Corp.	1,523
42	Southwestern Energy Co. (a)	1,551
81	Spectra Energy Corp.	2,785
16	Tesoro Corp.	858
66	Valero Energy Corp.	2,290
82	Williams Cos., Inc. (The)	2,677
24	WPX Energy, Inc. (a)	458

		151,176

	Total Energy	182,045

	Financials — 16.5%
	Capital Markets — 2.1%
24	Ameriprise Financial, Inc.	1,969
140	Bank of New York Mellon Corp. (The)	3,932
15	BlackRock, Inc.	3,873
133	Charles Schwab Corp. (The)	2,823
35	E*TRADE Financial Corp. (a)	439
17	Franklin Resources, Inc.	2,270

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
52	Goldman Sachs Group, Inc. (The)	7,873
54	Invesco Ltd.	1,708
13	Legg Mason, Inc.	418
166	Morgan Stanley	4,048
26	Northern Trust Corp.	1,522
55	State Street Corp.	3,592
31	T. Rowe Price Group, Inc.	2,285

		36,752

	Commercial Banks — 2.9%
85	BB&T Corp.	2,871
23	Comerica, Inc.	898
106	Fifth Third Bancorp	1,907
101	Huntington Bancshares, Inc.	798
111	KeyCorp	1,227
15	M&T Bank Corp.	1,637
64	PNC Financial Services Group, Inc. (The)	4,663
171	Regions Financial Corp.	1,627
65	SunTrust Banks, Inc.	2,055
223	U.S. Bancorp	8,076
595	Wells Fargo & Co.	24,552
22	Zions Bancorporation	643

		50,954

	Consumer Finance — 1.0%
115	American Express Co.	8,631
71	Capital One Financial Corp.	4,432
59	Discover Financial Services	2,822
54	SLM Corp.	1,226

		17,111

	Diversified Financial Services — 3.9%
1,302	Bank of America Corp.	16,745
368	Citigroup, Inc.	17,630
37	CME Group, Inc.	2,819
9	IntercontinentalExchange, Inc. (a)	1,562
457	JPMorgan Chase & Co. (q)	24,099
36	Leucadia National Corp.	935
33	McGraw Hill Financial, Inc.	1,761
23	Moody’s Corp.	1,427
14	NASDAQ OMX Group, Inc. (The)	466
29	NYSE Euronext	1,215

		68,659

	Insurance — 4.4%
41	ACE Ltd., (Switzerland)	3,676
56	Aflac, Inc.	3,273
57	Allstate Corp. (The)	2,724

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
178	American International Group, Inc. (a)	7,971
37	Aon plc, (United Kingdom)	2,403
9	Assurant, Inc.	473
220	Berkshire Hathaway, Inc., Class B (a)	24,660
31	Chubb Corp. (The)	2,650
18	Cincinnati Financial Corp.	815
60	Genworth Financial, Inc., Class A (a)	679
55	Hartford Financial Services Group, Inc.	1,702
32	Lincoln National Corp.	1,183
37	Loews Corp.	1,648
66	Marsh & McLennan Cos., Inc.	2,654
132	MetLife, Inc.	6,052
33	Principal Financial Group, Inc.	1,248
67	Progressive Corp. (The)	1,701
56	Prudential Financial, Inc.	4,110
11	Torchmark Corp.	728
45	Travelers Cos., Inc. (The)	3,633
32	Unum Group	947
35	XL Group plc, (Ireland)	1,061

		75,991

	Real Estate Investment Trusts (REITs) — 2.1%
48	American Tower Corp.	3,495
18	Apartment Investment & Management Co., Class A	529
15	AvalonBay Communities, Inc.	1,982
18	Boston Properties, Inc.	1,933
39	Equity Residential	2,248
55	HCP, Inc.	2,494
34	Health Care REIT, Inc.	2,303
90	Host Hotels & Resorts, Inc.	1,517
49	Kimco Realty Corp.	1,058
17	Macerich Co. (The)	1,013
20	Plum Creek Timber Co., Inc.	918
60	Prologis, Inc.	2,270
17	Public Storage	2,673
38	Simon Property Group, Inc.	5,929
35	Ventas, Inc.	2,460
21	Vornado Realty Trust	1,702
70	Weyerhaeuser Co.	1,987

		36,511

	Real Estate Management & Development — 0.0% (g)
37	CBRE Group, Inc., Class A (a)	857

	Thrifts & Mortgage Finance — 0.1%
57	Hudson City Bancorp, Inc.	526

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
41	People’s United Financial, Inc.	610

		1,136

	Total Financials	287,971

	Health Care — 12.6%
	Biotechnology — 2.0%
24	Alexion Pharmaceuticals, Inc. (a)	2,174
91	Amgen, Inc.	8,937
29	Biogen Idec, Inc. (a)	6,170
50	Celgene Corp. (a)	5,890
184	Gilead Sciences, Inc. (a)	9,435
9	Regeneron Pharmaceuticals, Inc. (a)	2,074

		34,680

	Health Care Equipment & Supplies — 2.1%
188	Abbott Laboratories	6,567
65	Baxter International, Inc.	4,534
23	Becton, Dickinson & Co.	2,319
163	Boston Scientific Corp. (a)	1,511
9	C.R. Bard, Inc.	982
27	CareFusion Corp. (a)	978
57	Covidien plc, (Ireland)	3,571
17	DENTSPLY International, Inc.	709
14	Edwards Lifesciences Corp. (a)	917
5	Intuitive Surgical, Inc. (a)	2,457
122	Medtronic, Inc.	6,287
34	St. Jude Medical, Inc.	1,562
35	Stryker Corp.	2,245
13	Varian Medical Systems, Inc. (a)	883
20	Zimmer Holdings, Inc.	1,524

		37,046

	Health Care Providers & Services — 2.0%
46	Aetna, Inc.	2,903
28	AmerisourceBergen Corp.	1,557
41	Cardinal Health, Inc.	1,949
34	Cigna Corp.	2,498
10	DaVita HealthCare Partners, Inc. (a)	1,235
99	Express Scripts Holding Co. (a)	6,082
19	Humana, Inc.	1,605
11	Laboratory Corp. of America Holdings (a)	1,124
29	McKesson Corp.	3,295
10	Patterson Cos., Inc.	380
19	Quest Diagnostics, Inc.	1,157
13	Tenet Healthcare Corp. (a)	576
123	UnitedHealth Group, Inc.	8,067
36	WellPoint, Inc.	2,969

		35,397

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Technology — 0.1%
18	Cerner Corp. (a)	1,696

	Life Sciences Tools & Services — 0.5%
42	Agilent Technologies, Inc.	1,779
21	Life Technologies Corp. (a)	1,540
14	PerkinElmer, Inc.	439
43	Thermo Fisher Scientific, Inc.	3,669
10	Waters Corp. (a)	1,036

		8,463

	Pharmaceuticals — 5.9%
191	AbbVie, Inc.	7,908
15	Actavis, Inc. (a)	1,947
36	Allergan, Inc.	3,016
198	Bristol-Myers Squibb Co.	8,866
120	Eli Lilly & Co.	5,881
28	Forest Laboratories, Inc. (a)	1,162
20	Hospira, Inc. (a)	766
339	Johnson & Johnson	29,129
365	Merck & Co., Inc.	16,941
46	Mylan, Inc. (a)	1,428
11	Perrigo Co.	1,292
806	Pfizer, Inc.	22,576
60	Zoetis, Inc.	1,865

		102,777

	Total Health Care	220,059

	Industrials — 10.2%
	Aerospace & Defense — 2.5%
82	Boeing Co. (The)	8,448
40	General Dynamics Corp.	3,141
95	Honeywell International, Inc.	7,540
11	L-3 Communications Holdings, Inc.	932
32	Lockheed Martin Corp.	3,484
28	Northrop Grumman Corp.	2,352
18	Precision Castparts Corp.	3,994
39	Raytheon Co.	2,592
16	Rockwell Collins, Inc.	1,039
34	Textron, Inc.	874
102	United Technologies Corp.	9,494

		43,890

	Air Freight & Logistics — 0.7%
19	C.H. Robinson Worldwide, Inc.	1,092
25	Expeditors International of Washington, Inc.	948
36	FedEx Corp.	3,509
86	United Parcel Service, Inc., Class B	7,421

		12,970

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.1%
87	Southwest Airlines Co.	1,125

	Building Products — 0.1%
43	Masco Corp.	840

	Commercial Services & Supplies — 0.5%
26	ADT Corp. (The) (a)	1,053
12	Avery Dennison Corp.	514
13	Cintas Corp.	573
20	Iron Mountain, Inc.	539
24	Pitney Bowes, Inc.	357
36	Republic Services, Inc.	1,217
10	Stericycle, Inc. (a)	1,151
56	Tyco International Ltd., (Switzerland)	1,847
53	Waste Management, Inc.	2,138

		9,389

	Construction & Engineering — 0.2%
20	Fluor Corp.	1,167
16	Jacobs Engineering Group, Inc. (a)	871
26	Quanta Services, Inc. (a)	680

		2,718

	Electrical Equipment — 0.7%
57	Eaton Corp. plc, (Ireland)	3,761
87	Emerson Electric Co.	4,735
17	Rockwell Automation, Inc.	1,402
12	Roper Industries, Inc.	1,486

		11,384

	Industrial Conglomerates — 2.4%
77	3M Co.	8,386
70	Danaher Corp.	4,449
1,249	General Electric Co. (k)	28,962

		41,797

	Machinery — 1.8%
79	Caterpillar, Inc.	6,551
21	Cummins, Inc.	2,312
47	Deere & Co.	3,808
21	Dover Corp.	1,605
52	Flowserve Corp.	2,798
50	Illinois Tool Works, Inc.	3,462
34	Ingersoll-Rand plc, (Ireland)	1,864
13	Joy Global, Inc.	623
43	PACCAR, Inc.	2,292
13	Pall Corp.	895
18	Parker Hannifin Corp.	1,720
25	Pentair Ltd., (Switzerland)	1,423

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
7	Snap-on, Inc.	629
20	Stanley Black & Decker, Inc.	1,512
22	Xylem, Inc.	603

		32,097

	Professional Services — 0.1%
5	Dun & Bradstreet Corp. (The)	470
15	Equifax, Inc.	859
17	Robert Half International, Inc.	560

		1,889

	Road & Rail — 0.9%
123	CSX Corp.	2,862
13	Kansas City Southern	1,410
38	Norfolk Southern Corp.	2,765
6	Ryder System, Inc.	381
56	Union Pacific Corp.	8,698

		16,116

	Trading Companies & Distributors — 0.2%
33	Fastenal Co.	1,495
7	W.W. Grainger, Inc.	1,822

		3,317

	Total Industrials	177,532

	Information Technology — 17.6%
	Communications Equipment — 1.9%
645	Cisco Systems, Inc.	15,692
10	F5 Networks, Inc. (a)	655
13	Harris Corp.	652
29	JDS Uniphase Corp. (a)	411
61	Juniper Networks, Inc. (a)	1,181
33	Motorola Solutions, Inc.	1,894
209	QUALCOMM, Inc.	12,746

		33,231

	Computers & Peripherals — 3.8%
113	Apple, Inc.	44,904
177	Dell, Inc.	2,366
254	EMC Corp.	5,993
233	Hewlett-Packard Co.	5,777
44	NetApp, Inc. (a)	1,645
29	SanDisk Corp. (a)	1,796
39	Seagate Technology plc, (Ireland)	1,728
26	Western Digital Corp.	1,595

		65,804

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
19	Amphenol Corp., Class A	1,505
178	Corning, Inc.	2,535
17	FLIR Systems, Inc.	462
22	Jabil Circuit, Inc.	454
17	Molex, Inc.	491
50	TE Connectivity Ltd., (Switzerland)	2,285

		7,732

	Internet Software & Services — 2.3%
21	Akamai Technologies, Inc. (a)	913
141	eBay, Inc. (a)	7,296
32	Google, Inc., Class A (a)	28,574
18	VeriSign, Inc. (a)	813
115	Yahoo!, Inc. (a)	2,890

		40,486

	IT Services — 3.6%
79	Accenture plc, (Ireland), Class A	5,650
59	Automatic Data Processing, Inc.	4,036
36	Cognizant Technology Solutions Corp., Class A (a)	2,281
18	Computer Sciences Corp.	794
35	Fidelity National Information Services, Inc.	1,517
16	Fiserv, Inc. (a)	1,406
126	International Business Machines Corp.	24,058
13	MasterCard, Inc., Class A	7,254
39	Paychex, Inc.	1,429
34	SAIC, Inc.	478
20	Teradata Corp. (a)	991
19	Total System Services, Inc.	476
61	Visa, Inc., Class A	11,186
67	Western Union Co. (The)	1,151

		62,707

	Office Electronics — 0.1%
148	Xerox Corp.	1,345

	Semiconductors & Semiconductor Equipment — 2.1%
73	Advanced Micro Devices, Inc. (a)	299
39	Altera Corp.	1,276
37	Analog Devices, Inc.	1,677
145	Applied Materials, Inc.	2,164
63	Broadcom Corp., Class A	2,142
8	First Solar, Inc. (a)	359
600	Intel Corp.	14,542
20	KLA-Tencor Corp.	1,117
20	Lam Research Corp. (a)	868
28	Linear Technology Corp.	1,038

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
66	LSI Corp. (a)	474
24	Microchip Technology, Inc.	887
124	Micron Technology, Inc. (a)	1,783
70	NVIDIA Corp.	979
23	Teradyne, Inc. (a)	404
134	Texas Instruments, Inc.	4,671
32	Xilinx, Inc.	1,262

		35,942

	Software — 3.4%
61	Adobe Systems, Inc. (a)	2,762
27	Autodesk, Inc. (a)	921
16	BMC Software, Inc. (a)	722
40	CA, Inc.	1,145
23	Citrix Systems, Inc. (a)	1,364
37	Electronic Arts, Inc. (a)	840
34	Intuit, Inc.	2,057
908	Microsoft Corp.	31,346
444	Oracle Corp.	13,633
23	Red Hat, Inc. (a)	1,095
66	Salesforce.com, Inc. (a)	2,503
84	Symantec Corp.	1,891

		60,279

	Total Information Technology	307,526

	Materials — 3.3%
	Chemicals — 2.4%
25	Air Products & Chemicals, Inc.	2,304
8	Airgas, Inc.	760
7	CF Industries Holdings, Inc.	1,228
146	Dow Chemical Co. (The)	4,700
111	E.I. du Pont de Nemours & Co.	5,837
19	Eastman Chemical Co.	1,311
32	Ecolab, Inc.	2,741
16	FMC Corp.	1,004
10	International Flavors & Fragrances, Inc.	739
46	LyondellBasell Industries N.V., (Netherlands), Class A	3,040
64	Monsanto Co.	6,370
33	Mosaic Co. (The)	1,799
17	PPG Industries, Inc.	2,522
36	Praxair, Inc.	4,114
10	Sherwin-Williams Co. (The)	1,826
15	Sigma-Aldrich Corp.	1,168

		41,463

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.1%
16	Vulcan Materials Co.	760

	Containers & Packaging — 0.2%
18	Ball Corp.	746
12	Bemis Co., Inc.	486
21	MeadWestvaco Corp.	729
20	Owens-Illinois, Inc. (a)	552
24	Sealed Air Corp.	567

		3,080

	Metals & Mining — 0.5%
129	Alcoa, Inc.	1,010
13	Allegheny Technologies, Inc.	343
18	Cliffs Natural Resources, Inc.	300
125	Freeport-McMoRan Copper & Gold, Inc.	3,462
60	Newmont Mining Corp.	1,799
38	Nucor Corp.	1,663
17	United States Steel Corp.	306

		8,883

	Paper & Forest Products — 0.1%
54	International Paper Co.	2,381

	Total Materials	56,567

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.5%
650	AT&T, Inc.	23,003
74	CenturyLink, Inc.	2,600
121	Frontier Communications Corp.	488
346	Verizon Communications, Inc.	17,396
72	Windstream Corp.	552

		44,039

	Wireless Telecommunication Services — 0.3%
35	Crown Castle International Corp. (a)	2,563
365	Sprint Nextel Corp. (a)	2,559

		5,122

	Total Telecommunication Services	49,161

	Utilities — 3.3%
	Electric Utilities — 1.9%
59	American Electric Power Co., Inc.	2,629
85	Duke Energy Corp.	5,754
39	Edison International	1,895
22	Entergy Corp.	1,499
103	Exelon Corp.	3,192
51	FirstEnergy Corp.	1,886
51	NextEra Energy, Inc.	4,179

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
38	Northeast Utilities	1,597
30	Pepco Holdings, Inc.	605
13	Pinnacle West Capital Corp.	737
72	PPL Corp.	2,165
105	Southern Co. (The)	4,639
60	Xcel Energy, Inc.	1,702

		32,479

	Gas Utilities — 0.1%
14	AGL Resources, Inc.	612
25	ONEOK, Inc.	1,028

		1,640

	Independent Power Producers & Energy Traders — 0.1%
75	AES Corp.	898
39	NRG Energy, Inc.	1,040

		1,938

	Multi-Utilities — 1.2%
29	Ameren Corp.	1,009
52	CenterPoint Energy, Inc.	1,216
32	CMS Energy Corp.	872
35	Consolidated Edison, Inc.	2,063
70	Dominion Resources, Inc.	3,965
21	DTE Energy Co.	1,408
10	Integrys Energy Group, Inc.	559

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
38	NiSource, Inc.	1,079
53	PG&E Corp.	2,442
61	Public Service Enterprise Group, Inc.	1,996
17	SCANA Corp.	827
27	Sempra Energy	2,226
25	TECO Energy, Inc.	425
28	Wisconsin Energy Corp.	1,132

		21,219

	Total Utilities	57,276

	Total Common Stocks (Cost $672,140)	1,730,250

Short-Term Investment — 0.9%
	Investment Company — 0.9%
16,563	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $16,563)	16,563

	Total Investments — 100.1% (Cost $688,703)	1,746,813
	Liabilities in Excess of Other Assets — (0.1)%	(2,017)

	NET ASSETS — 100.0%	$1,744,796

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
205	E-mini S&P 500	09/20/13	$16,393	$(53)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

JPMorgan Market Expansion Enhanced Index Fund

(formerly JPMorgan Market Expansion Index Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 13.7%
	Auto Components — 0.2%
103	Gentex Corp.	2,367
14	Standard Motor Products, Inc.	472
16	Superior Industries International, Inc.	284

		3,123

	Automobiles — 0.1%
31	Thor Industries, Inc.	1,517
20	Winnebago Industries, Inc. (a)	422

		1,939

	Distributors — 0.6%
171	LKQ Corp. (a)	4,411
67	Pool Corp.	3,513
12	VOXX International Corp. (a)	150

		8,074

	Diversified Consumer Services — 0.9%
14	American Public Education, Inc. (a)	521
11	Capella Education Co. (a)	448
72	Coinstar, Inc. (a)	4,241
29	DeVry, Inc.	903
49	Hillenbrand, Inc.	1,164
2	ITT Educational Services, Inc. (a)	53
12	Lincoln Educational Services Corp.	63
20	Matthews International Corp., Class A	749
274	Service Corp. International	4,947

		13,089

	Hotels, Restaurants & Leisure — 2.2%
16	Bally Technologies, Inc. (a)	882
1	Biglari Holdings, Inc. (a)	421
21	Bob Evans Farms, Inc.	976
37	Boyd Gaming Corp. (a)	422
159	Brinker International, Inc.	6,268
14	CEC Entertainment, Inc.	578
21	Cheesecake Factory, Inc. (The)	863
56	Cracker Barrel Old Country Store, Inc.	5,275
1	DineEquity, Inc.	98
20	International Speedway Corp., Class A	643
28	Interval Leisure Group, Inc.	551
14	Marcus Corp.	178
52	Marriott Vacations Worldwide Corp. (a)	2,254
6	Monarch Casino & Resort, Inc. (a)	97
18	Multimedia Games Holding Co., Inc. (a)	481
18	Panera Bread Co., Class A (a)	3,301
13	Papa John’s International, Inc. (a)	840

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
9	Red Robin Gourmet Burgers, Inc. (a)	470
45	Ruby Tuesday, Inc. (a)	415
24	Ruth’s Hospitality Group, Inc.	294
48	Scientific Games Corp., Class A (a)	535
39	SHFL Entertainment, Inc. (a)	689
41	Sonic Corp. (a)	602
101	Texas Roadhouse, Inc.	2,531
75	Wendy’s Co. (The)	436
5	WMS Industries, Inc. (a)	131

		30,231

	Household Durables — 2.4%
28	American Greetings Corp., Class A	502
7	Blyth, Inc.	103
22	Helen of Troy Ltd., (Bermuda) (a)	851
19	iRobot Corp. (a)	738
148	Jarden Corp. (a)	6,490
60	KB Home	1,178
36	La-Z-Boy, Inc.	732
77	MDC Holdings, Inc.	2,515
44	Mohawk Industries, Inc. (a)	4,929
5	NVR, Inc. (a)	4,969
99	Ryland Group, Inc. (The)	3,963
45	Tempur Sealy International, Inc. (a)	1,984
11	Toll Brothers, Inc. (a)	369
31	Tupperware Brands Corp.	2,421
88	Universal Electronics, Inc. (a)	2,473

		34,217

	Internet & Catalog Retail — 0.1%
10	Blue Nile, Inc. (a)	364
20	Nutrisystem, Inc.	234
15	PetMed Express, Inc.	194

		792

	Leisure Equipment & Products — 0.5%
9	Arctic Cat, Inc.	400
18	JAKKS Pacific, Inc.	207
38	Polaris Industries, Inc.	3,589
73	Sturm Ruger & Co., Inc.	3,510

		7,706

	Media — 0.7%
41	AMC Networks, Inc., Class A (a)	2,702
12	Arbitron, Inc.	552
54	Cinemark Holdings, Inc.	1,514
22	E.W. Scripps Co., Class A (a)	335

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Media — Continued
145	Harte-Hanks, Inc.	1,244
3	John Wiley & Sons, Inc., Class A	127
99	Live Nation Entertainment, Inc. (a)	1,540
9	Meredith Corp.	408
17	Scholastic Corp.	511
29	Valassis Communications, Inc.	721

		9,654

	Multiline Retail — 0.1%
41	Big Lots, Inc. (a)	1,287
26	Fred’s, Inc., Class A	410
29	Tuesday Morning Corp. (a)	301

		1,998

	Specialty Retail — 4.3%
30	Aaron’s, Inc.	844
23	Advance Auto Parts, Inc.	1,865
9	Aeropostale, Inc. (a)	120
272	American Eagle Outfitters, Inc.	4,970
118	ANN, Inc. (a)	3,921
97	Ascena Retail Group, Inc. (a)	1,701
29	Barnes & Noble, Inc. (a)	456
21	Big 5 Sporting Goods Corp.	463
30	Brown Shoe Co., Inc.	646
30	Buckle, Inc. (The)	1,564
10	Cabela’s, Inc. (a)	618
22	Cato Corp. (The), Class A	538
270	Chico’s FAS, Inc.	4,607
6	Children’s Place Retail Stores, Inc. (The) (a)	342
25	Christopher & Banks Corp. (a)	167
8	Coldwater Creek, Inc. (a)	21
57	Dick’s Sporting Goods, Inc.	2,844
205	Foot Locker, Inc.	7,197
3	Genesco, Inc. (a)	232
16	Group 1 Automotive, Inc.	1,045
17	Guess?, Inc.	525
12	Haverty Furniture Cos., Inc.	282
45	Hibbett Sports, Inc. (a)	2,508
10	Kirkland’s, Inc. (a)	170
15	Lithia Motors, Inc., Class A	801
69	Lumber Liquidators Holdings, Inc. (a)	5,393
15	MarineMax, Inc. (a)	169
9	Men’s Wearhouse, Inc. (The)	340
491	Office Depot, Inc. (a)	1,902
59	OfficeMax, Inc.	606
35	Pep Boys-Manny Moe & Jack (The) (a)	406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
44	Rent-A-Center, Inc.	1,636
11	rue21, Inc. (a)	452
16	Signet Jewelers Ltd., (Bermuda)	1,059
13	Sonic Automotive, Inc., Class A	277
22	Stage Stores, Inc.	508
18	Stein Mart, Inc.	239
16	Tractor Supply Co.	1,933
12	Vitamin Shoppe, Inc. (a)	517
103	Williams-Sonoma, Inc.	5,734
19	Zale Corp. (a)	173

		59,791

	Textiles, Apparel & Luxury Goods — 1.6%
86	Carter’s, Inc.	6,400
87	Crocs, Inc. (a)	1,432
146	Hanesbrands, Inc.	7,485
17	Iconix Brand Group, Inc. (a)	504
16	Maidenform Brands, Inc. (a)	279
12	Movado Group, Inc.	413
8	Perry Ellis International, Inc.	160
27	Skechers U.S.A., Inc., Class A (a)	656
37	Steven Madden Ltd. (a)	1,793
17	True Religion Apparel, Inc.	551
42	Under Armour, Inc., Class A (a)	2,521

		22,194

	Total Consumer Discretionary	192,808

	Consumer Staples — 3.9%
	Beverages — 0.1%
6	Boston Beer Co., Inc. (The), Class A (a)	1,084

	Food & Staples Retailing — 0.5%
13	Andersons, Inc. (The)	677
16	Casey’s General Stores, Inc.	936
9	Harris Teeter Supermarkets, Inc.	418
8	Nash Finch Co.	186
1,316	Rite Aid Corp. (a)	3,765
15	Spartan Stores, Inc.	275
143	SUPERVALU, Inc. (a)	887

		7,144

	Food Products — 2.4%
8	B&G Foods, Inc.	271
8	Calavo Growers, Inc.	221
10	Cal-Maine Foods, Inc.	462
44	Darling International, Inc. (a)	813
15	Diamond Foods, Inc. (a)	311

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Food Products — Continued
88	Flowers Foods, Inc.	1,943
99	Green Mountain Coffee Roasters, Inc. (a)	7,417
25	Hain Celestial Group, Inc. (The) (a)	1,608
72	Hillshire Brands Co.	2,398
63	Ingredion, Inc.	4,165
10	J&J Snack Foods Corp.	770
11	Lancaster Colony Corp.	891
17	Post Holdings, Inc. (a)	747
63	Sanderson Farms, Inc.	4,186
6	Seneca Foods Corp., Class A (a)	179
198	Smithfield Foods, Inc. (a)	6,469
33	Snyders-Lance, Inc.	925
19	Tootsie Roll Industries, Inc.	590

		34,366

	Household Products — 0.7%
34	Central Garden & Pet Co., Class A (a)	233
85	Church & Dwight Co., Inc.	5,244
37	Energizer Holdings, Inc.	3,733
12	WD-40 Co.	627

		9,837

	Personal Products — 0.1%
10	Inter Parfums, Inc.	296
10	Medifast, Inc. (a)	248
35	Prestige Brands Holdings, Inc. (a)	1,022

		1,566

	Tobacco — 0.1%
59	Alliance One International, Inc. (a)	224
16	Universal Corp.	951

		1,175

	Total Consumer Staples	55,172

	Energy — 4.7%
	Energy Equipment & Services — 3.1%
29	Atwood Oceanics, Inc. (a)	1,507
22	Basic Energy Services, Inc. (a)	260
70	Bristow Group, Inc.	4,580
31	C&J Energy Services, Inc. (a)	606
15	Dril-Quip, Inc. (a)	1,364
15	Era Group, Inc. (a)	380
11	Exterran Holdings, Inc. (a)	300
9	Geospace Technologies Corp. (a)	594
9	Gulf Island Fabrication, Inc.	182
106	Helix Energy Solutions Group, Inc. (a)	2,442
52	Hornbeck Offshore Services, Inc. (a)	2,778

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
93	ION Geophysical Corp. (a)	558
7	Lufkin Industries, Inc.	596
14	Matrix Service Co. (a)	219
65	Oceaneering International, Inc.	4,698
82	Oil States International, Inc. (a)	7,584
71	Patterson-UTI Energy, Inc.	1,365
137	Superior Energy Services, Inc. (a)	3,553
53	TETRA Technologies, Inc. (a)	541
107	Tidewater, Inc.	6,090
66	Unit Corp. (a)	2,799

		42,996

	Oil, Gas & Consumable Fuels — 1.6%
31	Bill Barrett Corp. (a)	632
25	Carrizo Oil & Gas, Inc. (a)	717
8	Cimarex Energy Co.	543
14	Cloud Peak Energy, Inc. (a)	229
34	Comstock Resources, Inc.	529
9	Contango Oil & Gas Co.	317
226	HollyFrontier Corp.	9,649
31	Penn Virginia Corp. (a)	147
39	PetroQuest Energy, Inc. (a)	155
81	Quicksilver Resources, Inc. (a)	136
103	Rosetta Resources, Inc. (a)	4,390
28	SM Energy Co.	1,698
88	Stone Energy Corp. (a)	1,936
53	World Fuel Services Corp.	2,106

		23,184

	Total Energy	66,180

	Financials — 22.0%
	Capital Markets — 2.4%
46	Affiliated Managers Group, Inc. (a)	7,507
402	Apollo Investment Corp.	3,113
36	Eaton Vance Corp.	1,357
79	Federated Investors, Inc., Class B	2,161
21	HFF, Inc., Class A	374
28	Investment Technology Group, Inc. (a)	398
10	Piper Jaffray Cos. (a)	329
428	Prospect Capital Corp.	4,619
62	Raymond James Financial, Inc.	2,646
214	SEI Investments Co.	6,071
6	Stifel Financial Corp. (a)	197
8	SWS Group, Inc. (a)	43
6	Virtus Investment Partners, Inc. (a)	1,010
105	Waddell & Reed Financial, Inc., Class A	4,586

		34,411

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — 4.6%
235	Associated Banc-Corp.	3,648
77	BancorpSouth, Inc.	1,365
47	Bank of Hawaii Corp.	2,347
20	Bank of the Ozarks, Inc.	848
12	Banner Corp.	406
54	BBCN Bancorp, Inc.	774
55	Boston Private Financial Holdings, Inc.	584
57	Cathay General Bancorp	1,161
10	City Holding Co.	407
16	City National Corp.	1,005
28	Columbia Banking System, Inc.	658
3	Commerce Bancshares, Inc.	118
30	Community Bank System, Inc.	915
11	Cullen/Frost Bankers, Inc.	761
61	CVB Financial Corp.	716
239	East West Bancorp, Inc.	6,582
12	First Bancorp (a)	82
73	First Commonwealth Financial Corp.	537
39	First Financial Bancorp	587
22	First Financial Bankshares, Inc.	1,211
51	First Midwest Bancorp, Inc.	705
206	First Niagara Financial Group, Inc.	2,078
252	FirstMerit Corp.	5,048
42	FNB Corp.	508
315	Fulton Financial Corp.	3,613
50	Glacier Bancorp, Inc.	1,100
21	Hanmi Financial Corp. (a)	380
30	Home BancShares, Inc.	778
15	Independent Bank Corp.	503
36	International Bancshares Corp.	819
39	MB Financial, Inc.	1,033
50	National Penn Bancshares, Inc.	503
25	NBT Bancorp, Inc.	528
14	Old National Bancorp	197
24	PacWest Bancorp	721
24	Pinnacle Financial Partners, Inc. (a)	623
17	PrivateBancorp, Inc.	365
31	Prosperity Bancshares, Inc.	1,604
19	S&T Bancorp, Inc.	381
12	Simmons First National Corp., Class A	303
21	Sterling Bancorp	242
180	Susquehanna Bancshares, Inc.	2,312
93	Texas Capital Bancshares, Inc. (a)	4,140
8	Tompkins Financial Corp.	341
56	Trustmark Corp.	1,384

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
18	UMB Financial Corp.	974
126	Umpqua Holdings Corp.	1,893
12	United Bankshares, Inc.	330
13	United Community Banks, Inc. (a)	161
165	Webster Financial Corp.	4,234
12	Westamerica Bancorporation	556
42	Wilshire Bancorp, Inc.	280
19	Wintrust Financial Corp.	724

		64,073

	Consumer Finance — 0.4%
38	Cash America International, Inc.	1,744
15	Encore Capital Group, Inc. (a)	489
39	Ezcorp, Inc., Class A (a)	653
6	First Cash Financial Services, Inc. (a)	281
11	Portfolio Recovery Associates, Inc. (a)	1,724
10	World Acceptance Corp. (a)	875

		5,766

	Diversified Financial Services — 0.3%
57	CBOE Holdings, Inc.	2,656
67	MSCI, Inc. (a)	2,231

		4,887

	Insurance — 4.5%
7	Alleghany Corp. (a)	2,746
61	American Financial Group, Inc.	2,977
12	AMERISAFE, Inc.	402
113	Aspen Insurance Holdings Ltd., (Bermuda)	4,196
63	Brown & Brown, Inc.	2,022
15	eHealth, Inc. (a)	342
28	Employers Holdings, Inc.	687
66	Everest Re Group Ltd., (Bermuda)	8,486
240	Fidelity National Financial, Inc., Class A	5,707
210	First American Financial Corp.	4,619
8	Hanover Insurance Group, Inc. (The)	408
149	HCC Insurance Holdings, Inc.	6,416
27	Horace Mann Educators Corp.	667
9	Infinity Property & Casualty Corp.	523
35	Kemper Corp.	1,187
37	Meadowbrook Insurance Group, Inc.	293
31	National Financial Partners Corp. (a)	776
9	Navigators Group, Inc. (The) (a)	493
31	Primerica, Inc.	1,149
14	ProAssurance Corp.	736
164	Protective Life Corp.	6,310
84	Reinsurance Group of America, Inc.	5,802

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
3	RLI Corp.	265
10	Safety Insurance Group, Inc.	504
38	Selective Insurance Group, Inc.	879
7	StanCorp Financial Group, Inc.	332
13	Stewart Information Services Corp.	352
30	Tower Group International Ltd., (Bermuda)	624
14	United Fire Group, Inc.	357
63	W.R. Berkley Corp.	2,585

		62,842

	Real Estate Investment Trusts (REITs) — 8.5%
31	Acadia Realty Trust	756
43	Alexandria Real Estate Equities, Inc.	2,849
72	American Campus Communities, Inc.	2,918
108	BioMed Realty Trust, Inc.	2,176
54	BRE Properties, Inc.	2,700
56	Camden Property Trust	3,869
49	Cedar Realty Trust, Inc.	254
61	Colonial Properties Trust	1,480
16	Coresite Realty Corp.	509
51	Corporate Office Properties Trust	1,299
60	Corrections Corp. of America	2,026
187	Cousins Properties, Inc.	1,891
131	DiamondRock Hospitality Co.	1,222
219	Duke Realty Corp.	3,414
20	EastGroup Properties, Inc.	1,106
33	EPR Properties	1,640
42	Equity One, Inc.	957
25	Essex Property Trust, Inc.	3,907
72	Extra Space Storage, Inc.	3,039
45	Federal Realty Investment Trust	4,628
50	Franklin Street Properties Corp.	665
81	GEO Group, Inc. (The)	2,747
18	Getty Realty Corp.	376
27	Government Properties Income Trust	675
54	Healthcare Realty Trust, Inc.	1,369
52	Highwoods Properties, Inc.	1,852
34	Home Properties, Inc.	2,252
86	Hospitality Properties Trust	2,264
54	Inland Real Estate Corp.	553
51	Kilroy Realty Corp.	2,712
43	Kite Realty Group Trust	260
61	LaSalle Hotel Properties	1,502
70	Lexington Realty Trust	816
81	Liberty Property Trust	3,008
21	LTC Properties, Inc.	831

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
61	Mack-Cali Realty Corp.	1,501
95	Medical Properties Trust, Inc.	1,354
29	Mid-America Apartment Communities, Inc.	1,940
75	National Retail Properties, Inc.	2,570
74	Omega Healthcare Investors, Inc.	2,291
15	Parkway Properties, Inc.	251
40	Pennsylvania Real Estate Investment Trust	760
37	Post Properties, Inc.	1,856
98	Potlatch Corp.	3,980
13	PS Business Parks, Inc.	928
85	Rayonier, Inc.	4,695
121	Realty Income Corp.	5,052
62	Regency Centers Corp.	3,173
25	Sabra Health Care REIT, Inc.	654
8	Saul Centers, Inc.	368
130	Senior Housing Properties Trust	3,366
63	SL Green Realty Corp.	5,519
21	Sovran Self Storage, Inc.	1,372
65	Tanger Factory Outlet Centers	2,165
41	Taubman Centers, Inc.	3,080
175	UDR, Inc.	4,454
9	Universal Health Realty Income Trust	369
16	Urstadt Biddle Properties, Inc., Class A	327
85	Weingarten Realty Investors	2,602

		119,149

	Real Estate Management & Development — 0.6%
131	Alexander & Baldwin, Inc. (a)	5,225
24	Forestar Group, Inc. (a)	479
31	Jones Lang LaSalle, Inc.	2,783

		8,487

	Thrifts & Mortgage Finance — 0.7%
45	Astoria Financial Corp.	485
30	Bank Mutual Corp.	169
48	Brookline Bancorp, Inc.	414
19	Dime Community Bancshares, Inc.	295
261	New York Community Bancorp, Inc.	3,656
67	Northwest Bancshares, Inc.	904
39	Oritani Financial Corp.	614
37	Provident Financial Services, Inc.	590
63	TrustCo Bank Corp.	342
23	ViewPoint Financial Group, Inc.	479
65	Washington Federal, Inc.	1,223

		9,171

	Total Financials	308,786

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 9.6%
	Biotechnology — 1.5%
28	Acorda Therapeutics, Inc. (a)	930
43	Arqule, Inc. (a)	100
70	Cubist Pharmaceuticals, Inc. (a)	3,402
30	Momenta Pharmaceuticals, Inc. (a)	453
34	United Therapeutics Corp. (a)	2,216
175	Vertex Pharmaceuticals, Inc. (a)	13,938

		21,039

	Health Care Equipment & Supplies — 2.2%
25	ABIOMED, Inc. (a)	546
19	CONMED Corp.	599
24	Cooper Cos., Inc. (The)	2,818
19	CryoLife, Inc.	116
4	Cynosure, Inc., Class A (a)	97
16	Greatbatch, Inc. (a)	520
141	Hill-Rom Holdings, Inc.	4,753
150	Hologic, Inc. (a)	2,886
9	ICU Medical, Inc. (a)	625
39	IDEXX Laboratories, Inc. (a)	3,520
14	Masimo Corp.	287
18	Natus Medical, Inc. (a)	247
94	NuVasive, Inc. (a)	2,336
86	ResMed, Inc.	3,869
79	STERIS Corp.	3,406
9	SurModics, Inc. (a)	172
24	Symmetry Medical, Inc. (a)	201
37	Teleflex, Inc.	2,841
27	Thoratec Corp. (a)	832

		30,671

	Health Care Providers & Services — 4.0%
27	AMN Healthcare Services, Inc. (a)	388
22	Amsurg Corp. (a)	777
39	Centene Corp. (a)	2,045
5	Chemed Corp.	362
185	Community Health Systems, Inc.	8,656
9	Corvel Corp. (a)	265
102	Cross Country Healthcare, Inc. (a)	527
11	Ensign Group, Inc. (The)	397
21	Gentiva Health Services, Inc. (a)	205
99	Health Management Associates, Inc., Class A (a)	1,559
179	Health Net, Inc. (a)	5,711
62	Henry Schein, Inc. (a)	5,906
36	Kindred Healthcare, Inc. (a)	475
11	LHC Group, Inc. (a)	206

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
86	Magellan Health Services, Inc. (a)	4,799
27	MEDNAX, Inc. (a)	2,440
23	Molina Healthcare, Inc. (a)	870
9	MWI Veterinary Supply, Inc. (a)	1,093
176	Omnicare, Inc.	8,381
148	Owens & Minor, Inc.	4,996
20	PharMerica Corp. (a)	276
32	Universal Health Services, Inc., Class B	2,132
67	VCA Antech, Inc. (a)	1,742
31	WellCare Health Plans, Inc. (a)	1,705

		55,913

	Health Care Technology — 0.2%
60	Allscripts Healthcare Solutions, Inc. (a)	782
8	Computer Programs & Systems, Inc.	370
13	HealthStream, Inc. (a)	342
15	Medidata Solutions, Inc. (a)	1,172
22	Omnicell, Inc. (a)	462

		3,128

	Life Sciences Tools & Services — 0.9%
49	Affymetrix, Inc. (a)	218
26	Cambrex Corp. (a)	357
61	Charles River Laboratories International, Inc. (a)	2,503
25	Covance, Inc. (a)	1,867
22	Enzo Biochem, Inc. (a)	45
26	Luminex Corp. (a)	530
5	Mettler-Toledo International, Inc. (a)	1,061
127	PAREXEL International Corp. (a)	5,850
8	Techne Corp.	535

		12,966

	Pharmaceuticals — 0.8%
150	Endo Health Solutions, Inc. (a)	5,507
7	Hi-Tech Pharmacal Co., Inc.	241
39	Medicines Co. (The) (a)	1,187
43	Questcor Pharmaceuticals, Inc.	1,934
38	Salix Pharmaceuticals Ltd. (a)	2,481

		11,350

	Total Health Care	135,067

	Industrials — 16.4%
	Aerospace & Defense — 1.9%
27	AAR Corp.	597
72	Alliant Techsystems, Inc.	5,892
6	American Science & Engineering, Inc.	343
73	B/E Aerospace, Inc. (a)	4,633

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Aerospace & Defense — Continued
11	Cubic Corp.	545
84	Engility Holdings, Inc. (a)	2,397
14	Esterline Technologies Corp. (a)	1,013
101	Exelis, Inc.	1,395
40	GenCorp, Inc. (a)	650
100	Huntington Ingalls Industries, Inc.	5,623
22	Moog, Inc., Class A (a)	1,143
4	National Presto Industries, Inc.	264
42	Orbital Sciences Corp. (a)	737
25	Triumph Group, Inc.	2,002

		27,234

	Air Freight & Logistics — 0.1%
20	Forward Air Corp.	760
24	Hub Group, Inc., Class A (a)	884

		1,644

	Airlines — 0.5%
53	Alaska Air Group, Inc. (a)	2,780
33	Allegiant Travel Co.	3,480
36	SkyWest, Inc.	481

		6,741

	Building Products — 1.0%
137	A.O. Smith Corp.	4,953
12	AAON, Inc.	403
116	Fortune Brands Home & Security, Inc.	4,502
13	Gibraltar Industries, Inc. (a)	193
37	Lennox International, Inc.	2,411
19	NCI Building Systems, Inc. (a)	292
25	Quanex Building Products Corp.	419
13	Universal Forest Products, Inc.	530

		13,703

	Commercial Services & Supplies — 1.1%
32	ABM Industries, Inc.	786
36	Brink’s Co. (The)	930
7	Consolidated Graphics, Inc. (a)	330
38	Deluxe Corp.	1,304
13	G&K Services, Inc., Class A	622
12	Herman Miller, Inc.	324
21	HNI Corp.	764
22	Mine Safety Appliances Co.	1,010
25	Mobile Mini, Inc. (a)	820
402	R.R. Donnelley & Sons Co.	5,633
55	Tetra Tech, Inc. (a)	1,302
11	UniFirst Corp.	998

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
23	United Stationers, Inc.	787
14	Viad Corp.	332

		15,942

	Construction & Engineering — 1.5%
201	AECOM Technology Corp. (a)	6,386
27	Aegion Corp. (a)	611
25	Comfort Systems USA, Inc.	376
25	Dycom Industries, Inc. (a)	569
98	EMCOR Group, Inc.	3,998
27	Granite Construction, Inc.	800
65	KBR, Inc.	2,117
18	Orion Marine Group, Inc. (a)	224
132	URS Corp.	6,216

		21,297

	Electrical Equipment — 1.7%
114	AMETEK, Inc.	4,823
18	AZZ, Inc.	675
23	Belden, Inc.	1,150
10	Brady Corp., Class A	293
97	EnerSys, Inc.	4,743
26	Franklin Electric Co., Inc.	884
144	General Cable Corp.	4,431
30	Hubbell, Inc., Class B	3,008
10	II-VI, Inc. (a)	166
6	Powell Industries, Inc. (a)	300
40	Regal-Beloit Corp.	2,623

		23,096

	Industrial Conglomerates — 0.5%
100	Carlisle Cos., Inc.	6,245

	Machinery — 4.7%
48	Actuant Corp., Class A	1,568
130	AGCO Corp.	6,531
19	Albany International Corp., Class A	630
14	Astec Industries, Inc.	494
36	Barnes Group, Inc.	1,080
35	Briggs & Stratton Corp.	690
12	CIRCOR International, Inc.	600
78	Crane Co.	4,669
14	EnPro Industries, Inc. (a)	708
19	ESCO Technologies, Inc.	626
42	Federal Signal Corp. (a)	371
26	Gardner Denver, Inc.	1,979
44	IDEX Corp.	2,378
145	ITT Corp.	4,274

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
19	John Bean Technologies Corp.	405
35	Lincoln Electric Holdings, Inc.	2,002
9	Lindsay Corp.	650
11	Lydall, Inc. (a)	161
43	Mueller Industries, Inc.	2,193
29	Nordson Corp.	1,978
73	Oshkosh Corp. (a)	2,762
14	SPX Corp.	1,014
9	Standex International Corp.	464
13	Tennant Co.	635
174	Terex Corp. (a)	4,576
120	Timken Co.	6,745
34	Titan International, Inc.	569
144	Trinity Industries, Inc.	5,547
37	Valmont Industries, Inc.	5,280
75	Wabtec Corp.	3,993
7	Watts Water Technologies, Inc., Class A	331

		65,903

	Marine — 0.1%
73	Matson, Inc.	1,825

	Professional Services — 1.1%
9	CDI Corp.	120
38	Corporate Executive Board Co. (The)	2,388
21	Dolan Co. (The) (a)	34
9	Exponent, Inc.	556
5	FTI Consulting, Inc. (a)	163
12	Heidrick & Struggles International, Inc.	198
16	Insperity, Inc.	492
20	Kelly Services, Inc., Class A	352
33	Korn/Ferry International (a)	626
117	Manpowergroup, Inc.	6,411
35	Navigant Consulting, Inc. (a)	420
32	Resources Connection, Inc.	366
39	Towers Watson & Co., Class A	3,214
28	TrueBlue, Inc. (a)	593

		15,933

	Road & Rail — 1.6%
192	Arkansas Best Corp.	4,399
138	Con-way, Inc.	5,365
39	Heartland Express, Inc.	543
73	J.B. Hunt Transport Services, Inc.	5,264
39	Kansas City Southern	4,108
31	Landstar System, Inc.	1,574
38	Old Dominion Freight Line, Inc. (a)	1,581

		22,834

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.6%
18	Kaman Corp.	618
24	MSC Industrial Direct Co., Inc., Class A	1,883
53	United Rentals, Inc. (a)	2,632
35	Watsco, Inc.	2,905

		8,038

	Total Industrials	230,435

	Information Technology — 15.8%
	Communications Equipment — 1.1%
201	ARRIS Group, Inc. (a)	2,891
8	Bel Fuse, Inc., Class B	102
32	Ciena Corp. (a)	616
14	Comtech Telecommunications Corp.	368
17	Digi International, Inc. (a)	156
80	Harmonic, Inc. (a)	510
30	InterDigital, Inc.	1,334
14	NETGEAR, Inc. (a)	429
14	Oplink Communications, Inc. (a)	238
13	PC-Tel, Inc.	108
80	Plantronics, Inc.	3,512
367	Polycom, Inc. (a)	3,866
62	Riverbed Technology, Inc. (a)	959
29	Symmetricom, Inc. (a)	131

		15,220

	Computers & Peripherals — 0.9%
37	3D Systems Corp. (a)	1,631
103	Avid Technology, Inc. (a)	604
37	Diebold, Inc.	1,249
33	Electronics for Imaging, Inc. (a)	920
34	Intermec, Inc. (a)	337
15	Intevac, Inc. (a)	87
61	Lexmark International, Inc., Class A	1,863
116	NCR Corp. (a)	3,837
59	QLogic Corp. (a)	566
23	Super Micro Computer, Inc. (a)	246
24	Synaptics, Inc. (a)	929

		12,269

	Electronic Equipment, Instruments & Components — 3.2%
14	Agilysys, Inc. (a)	159
166	Arrow Electronics, Inc. (a)	6,621
207	Avnet, Inc. (a)	6,947
228	Benchmark Electronics, Inc. (a)	4,575
27	Checkpoint Systems, Inc. (a)	379
6	Cognex Corp.	282
16	Coherent, Inc.	908

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
23	CTS Corp.	308
26	Daktronics, Inc.	263
17	Electro Scientific Industries, Inc.	186
13	FARO Technologies, Inc. (a)	423
27	FEI Co.	1,979
18	Gerber Scientific, Inc. (a) (i)	—
111	Ingram Micro, Inc., Class A (a)	2,102
32	Insight Enterprises, Inc. (a)	568
15	Itron, Inc. (a)	635
15	Littelfuse, Inc.	1,135
10	Measurement Specialties, Inc. (a)	482
25	Methode Electronics, Inc.	424
11	MTS Systems Corp.	614
25	Newport Corp. (a)	352
14	Park Electrochemical Corp.	347
36	Plexus Corp. (a)	1,073
16	Radisys Corp. (a)	78
20	Rofin-Sinar Technologies, Inc. (a)	492
11	Rogers Corp. (a)	516
20	ScanSource, Inc. (a)	647
54	SYNNEX Corp. (a)	2,288
98	Tech Data Corp. (a)	4,621
145	Trimble Navigation Ltd. (a)	3,780
35	TTM Technologies, Inc. (a)	296
98	Vishay Intertechnology, Inc. (a)	1,361

		44,841

	Internet Software & Services — 1.4%
70	AOL, Inc. (a)	2,546
25	comScore, Inc. (a)	601
30	Dealertrack Technologies, Inc. (a)	1,049
25	Digital River, Inc. (a)	474
34	Equinix, Inc. (a)	6,318
32	j2 Global, Inc.	1,345
15	LogMeIn, Inc. (a)	356
41	NIC, Inc.	679
15	OpenTable, Inc. (a)	985
22	Perficient, Inc. (a)	294
99	QuinStreet, Inc. (a)	854
13	Rackspace Hosting, Inc. (a)	484
12	Stamps.com, Inc. (a)	458
63	United Online, Inc.	480
132	ValueClick, Inc. (a)	3,256
17	XO Group, Inc. (a)	194

		20,373

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 2.8%
39	Acxiom Corp. (a)	876
35	Alliance Data Systems Corp. (a)	6,318
17	CACI International, Inc., Class A (a)	1,048
10	Cardtronics, Inc. (a)	267
47	CIBER, Inc. (a)	158
126	Convergys Corp.	2,192
53	CoreLogic, Inc. (a)	1,222
23	CSG Systems International, Inc. (a)	507
70	DST Systems, Inc.	4,572
66	ExlService Holdings, Inc. (a)	1,953
68	Gartner, Inc. (a)	3,861
24	Global Payments, Inc.	1,089
96	Heartland Payment Systems, Inc.	3,564
20	iGATE Corp. (a)	334
46	Jack Henry & Associates, Inc.	2,176
194	Lender Processing Services, Inc.	6,270
16	ManTech International Corp., Class A	423
6	MAXIMUS, Inc.	429
30	Sykes Enterprises, Inc. (a)	467
20	TeleTech Holdings, Inc. (a)	479
81	VeriFone Systems, Inc. (a)	1,359
13	Virtusa Corp. (a)	284

		39,848

	Office Electronics — 0.1%
28	Zebra Technologies Corp., Class A (a)	1,202

	Semiconductors & Semiconductor Equipment — 2.2%
30	Advanced Energy Industries, Inc. (a)	527
318	Atmel Corp. (a)	2,335
23	ATMI, Inc. (a)	543
45	Brooks Automation, Inc.	438
16	Cabot Microelectronics Corp. (a)	533
17	Ceva, Inc. (a)	328
44	Cirrus Logic, Inc. (a)	768
16	Cohu, Inc.	205
84	Cree, Inc. (a)	5,360
12	Diodes, Inc. (a)	315
47	DSP Group, Inc. (a)	389
31	Exar Corp. (a)	329
85	Fairchild Semiconductor International, Inc. (a)	1,169
92	GT Advanced Technologies, Inc. (a)	380
66	Integrated Device Technology, Inc. (a)	520
43	Kopin Corp. (a)	158
200	Kulicke & Soffa Industries, Inc. (a)	2,214
94	Microsemi Corp. (a)	2,145
33	MKS Instruments, Inc.	867

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
12	Nanometrics, Inc. (a)	172
98	Pericom Semiconductor Corp. (a)	700
27	Power Integrations, Inc.	1,097
344	RF Micro Devices, Inc. (a)	1,841
23	Rudolph Technologies, Inc. (a)	252
23	Sigma Designs, Inc. (a)	116
218	Skyworks Solutions, Inc. (a)	4,771
29	STR Holdings, Inc. (a)	67
35	Supertex, Inc.	838
35	Tessera Technologies, Inc.	733
18	Ultratech, Inc. (a)	667
17	Volterra Semiconductor Corp. (a)	242

		31,019

	Software — 4.1%
22	Advent Software, Inc. (a)	766
56	ANSYS, Inc. (a)	4,100
31	Blackbaud, Inc.	1,005
26	Bottomline Technologies de, Inc. (a)	647
444	Cadence Design Systems, Inc. (a)	6,424
31	CommVault Systems, Inc. (a)	2,347
73	Compuware Corp.	757
22	EPIQ Systems, Inc.	303
63	Fair Isaac Corp.	2,890
60	Informatica Corp. (a)	2,102
10	Interactive Intelligence Group, Inc. (a)	496
14	Manhattan Associates, Inc. (a)	1,059
34	Mentor Graphics Corp.	668
6	MicroStrategy, Inc., Class A (a)	492
25	Monotype Imaging Holdings, Inc.	633
9	Progress Software Corp. (a)	205
189	PTC, Inc. (a)	4,624
230	Rovi Corp. (a)	5,258
38	SolarWinds, Inc. (a)	1,458
113	Solera Holdings, Inc.	6,283
23	Sourcefire, Inc. (a)	1,274
109	Synopsys, Inc. (a)	3,905
226	Take-Two Interactive Software, Inc. (a)	3,389
267	TIBCO Software, Inc. (a)	5,707
120	VASCO Data Security International, Inc. (a)	996

		57,788

	Total Information Technology	222,560

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 6.5%
	Chemicals — 2.6%
22	A Schulman, Inc.	587
52	Albemarle Corp.	3,215
16	American Vanguard Corp.	378
53	Ashland, Inc.	4,424
21	Balchem Corp.	941
46	Cabot Corp.	1,738
41	Calgon Carbon Corp. (a)	681
41	Cytec Industries, Inc.	2,995
66	H.B. Fuller Co.	2,499
6	Hawkins, Inc.	229
14	Koppers Holdings, Inc.	551
22	Kraton Performance Polymers, Inc. (a)	465
13	LSB Industries, Inc. (a)	388
18	Minerals Technologies, Inc.	725
190	Olin Corp.	4,553
19	OM Group, Inc. (a)	602
9	Quaker Chemical Corp.	540
156	RPM International, Inc.	4,998
17	Sensient Technologies Corp.	685
13	Stepan Co.	716
16	Tredegar Corp.	420
68	Valspar Corp. (The)	4,369
15	Zep, Inc.	230

		36,929

	Construction Materials — 0.4%
78	Eagle Materials, Inc.	5,146
42	Headwaters, Inc. (a)	370
6	Martin Marietta Materials, Inc.	618

		6,134

	Containers & Packaging — 1.3%
62	Greif, Inc., Class A	3,263
23	Myers Industries, Inc.	347
45	Packaging Corp. of America	2,225
87	Rock Tenn Co., Class A	8,694
45	Silgan Holdings, Inc.	2,110
43	Sonoco Products Co.	1,500

		18,139

	Metals & Mining — 1.3%
11	AM Castle & Co. (a)	172
17	AMCOL International Corp.	544
40	Commercial Metals Co.	587
8	Haynes International, Inc.	398
25	Kaiser Aluminum Corp.	1,571

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Metals & Mining — Continued
15	Materion Corp.	398
6	Olympic Steel, Inc.	143
66	Reliance Steel & Aluminum Co.	4,306
14	Royal Gold, Inc.	593
22	RTI International Metals, Inc. (a)	620
122	Steel Dynamics, Inc.	1,815
121	SunCoke Energy, Inc. (a)	1,702
164	Worthington Industries, Inc.	5,192

		18,041

	Paper & Forest Products — 0.9%
16	Clearwater Paper Corp. (a)	746
8	Deltic Timber Corp.	468
68	Domtar Corp., (Canada)	4,501
27	KapStone Paper & Packaging Corp.	1,095
63	Louisiana-Pacific Corp. (a)	935
13	Neenah Paper, Inc.	407
30	PH Glatfelter Co.	748
59	Schweitzer-Mauduit International, Inc.	2,965
34	Wausau Paper Corp.	393

		12,258

	Total Materials	91,501

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.5%
47	Atlantic Tele-Network, Inc.	2,320
246	Cbeyond, Inc. (a)	1,927
11	Lumos Networks Corp.	183
105	tw telecom, inc. (a)	2,953

		7,383

	Wireless Telecommunication Services — 0.2%
11	NTELOS Holdings Corp.	176
69	Telephone & Data Systems, Inc.	1,709
15	USA Mobility, Inc.	198

		2,083

	Total Telecommunication Services	9,466

	Utilities — 4.9%
	Electric Utilities — 2.1%
59	El Paso Electric Co.	2,072
209	Great Plains Energy, Inc.	4,719
138	Hawaiian Electric Industries, Inc.	3,480
62	IDACORP, Inc.	2,960
341	NV Energy, Inc.	8,003
48	OGE Energy Corp.	3,257
97	PNM Resources, Inc.	2,146
2	UNS Energy Corp.	107

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
67	Westar Energy, Inc.	2,156

		28,900

	Gas Utilities — 1.5%
144	Atmos Energy Corp.	5,911
16	Laclede Group, Inc. (The)	715
22	National Fuel Gas Co.	1,288
7	New Jersey Resources Corp.	293
6	Northwest Natural Gas Co.	269
153	Questar Corp.	3,654
42	Southwest Gas Corp.	1,982
168	UGI Corp.	6,555
6	WGL Holdings, Inc.	272

		20,939

-	Multi-Utilities — 1.3%
77	Alliant Energy Corp.	3,860
63	Avista Corp.	1,700
64	Black Hills Corp.	3,117
161	MDU Resources Group, Inc.	4,179
27	NorthWestern Corp.	1,071
132	Vectren Corp.	4,479

		18,406

	Water Utilities — 0.0% (g)
13	American States Water Co.	720

	Total Utilities	68,965

	Total Common Stocks (Cost $1,028,310)	1,380,940

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
2,165	U.S. Treasury Note, 0.250%, 11/30/13 (k) (Cost $2,166)	2,166

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
26,886	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $26,886)	26,886

	Total Investments — 100.2% (Cost $1,057,362)	1,409,992
	Liabilities in Excess of Other Assets — (0.2)%	(3,391)

	NET ASSETS — 100.0%	$1,406,601

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	25

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
74	E-mini Russell 2000	09/20/13	$7,213	$104
187	S&P Mid Cap 400	09/20/13	21,653	314

				$418

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(q)	— Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Equity Index Fund		Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,706,151		$1,383,106
Investments in affiliates, at value	40,662		26,886

Total investment securities, at value	1,746,813		1,409,992
Cash	—		694
Receivables:
Investment securities sold	214		786
Fund shares sold	2,192		703
Dividends from non-affiliates	2,149		1,342
Dividends from affiliates	—	(a)	1
Due from Advisor	108		—

Total Assets	1,751,476		1,413,518

LIABILITIES:
Payables:
Distributions	874		3,608
Investment securities purchased	103		1,893
Fund shares redeemed	4,896		706
Variation margin on futures contracts	71		68
Accrued liabilities:
Investment advisory fees	—		288
Administration fees	—		98
Shareholder servicing fees	15		47
Distribution fees	166		31
Custodian and accounting fees	24		20
Trustees’ and Chief Compliance Officer’s fees	7		—	(a)
Transfer agent fees	414		76
Other	110		82

Total Liabilities	6,680		6,917

Net Assets	$1,744,796		$1,406,601

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$658,249	$984,571
Accumulated undistributed (distributions in excess of) net investment income	153	(1,259)
Accumulated net realized gains (losses)	28,337	70,241
Net unrealized appreciation (depreciation)	1,058,057	353,048

Total Net Assets	$1,744,796	$1,406,601

Net Assets:
Class A	$585,946	$84,296
Class B	12,142	2,082
Class C	58,831	16,636
Class R2	—	6,985
Select Class	1,087,877	1,296,602

Total	$1,744,796	$1,406,601

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,084	6,926
Class B	334	178
Class C	1,622	1,488
Class R2	—	578
Select Class	29,855	105,914

Net Asset Value (a):
Class A — Redemption price per share	$36.43	$12.17
Class B — Offering price per share (b)	36.33	11.70
Class C — Offering price per share (b)	36.28	11.18
Class R2 — Offering and redemption price per share	—	12.09
Select Class — Offering and redemption price per share	36.44	12.24
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.45	$12.84

Cost of investments in non-affiliates	$661,409	$1,030,476
Cost of investments in affiliates	27,294	26,886

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Equity Index Fund	Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2
Dividend income from non-affiliates	40,251	21,368
Dividend income from affiliates	627	23
Income from securities lending (net)	—	8

Total investment income	40,878	21,401

EXPENSES:
Investment advisory fees	4,417	3,251
Administration fees	1,507	1,108
Distribution fees:
Class A	1,365	180
Class B	100	20
Class C	384	106
Class R2	—	29
Shareholder servicing fees:
Class A	1,365	180
Class B	33	7
Class C	128	35
Class R2	—	14
Select Class	2,891	3,015
Custodian and accounting fees	94	70
Interest expense to affiliates	— (a)	—
Professional fees	62	57
Trustees’ and Chief Compliance Officer’s fees	24	5
Printing and mailing costs	172	91
Registration and filing fees	55	61
Transfer agent fees	1,479	307
Other	46	37

Total expenses	14,122	8,573

Less amounts waived	(8,485)	(2,533)
Less expense reimbursements	(108)	—

Net expenses	5,529	6,040

Net investment income (loss)	35,349	15,361

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	158,305	99,711
Investment in affiliates	1,470	—
Futures	1,287	5,636

Net realized gain (loss)	161,062	105,347

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	123,269	181,842
Investments in affiliates	7,258	—
Futures	(142)	(498)

Change in net unrealized appreciation/depreciation	130,385	181,344

Net realized/unrealized gains (losses)	291,447	286,691

Change in net assets resulting from operations	$326,796	$302,052

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net Investment Income (loss)	$35,349	$32,791	$15,361	$9,960
Net realized gain (loss)	161,062	45,275	105,347	43,131
Change in net unrealized appreciation/depreciation	130,385	(2,791)	181,344	(81,621)

Change in net assets resulting from operations	326,796	75,275	302,052	(28,530)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,338)	(8,762)	(718)	(449)
From net realized gains	—	—	(3,661)	(5,003)
Class B
From net investment income	(149)	(167)	(10)	(4)
From net realized gains	—	—	(147)	(329)
Class C
From net investment income	(616)	(453)	(80)	(20)
From net realized gains	—	—	(812)	(1,060)
Class R2
From net investment income	—	—	(46)	(14)
From net realized gains	—	—	(297)	(251)
Select Class
From net investment income	(24,117)	(22,770)	(14,476)	(9,910)
From net realized gains	—	—	(62,228)	(78,847)

Total distributions to shareholders	(35,220)	(32,152)	(82,475)	(95,887)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(316,991)	(166,073)	3,452	62,469

NET ASSETS:
Change in net assets	(25,415)	(122,950)	223,029	(61,948)
Beginning of period	1,770,211	1,893,161	1,183,572	1,245,520

End of period	$1,744,796	$1,770,211	$1,406,601	$1,183,572

Accumulated undistributed (distributions in excess of) net investment income	$153	$605	$(1,259)	$(1,205)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$121,369	$99,357	$26,208	$16,148
Distributions reinvested	10,250	8,689	3,719	4,676
Cost of shares redeemed	(154,592)	(142,765)	(20,528)	(27,749)

Change in net assets resulting from Class A capital transactions	$(22,973)	$(34,719)	$9,399	$(6,925)

Class B
Proceeds from shares issued	$61	$113	$26	$34
Distributions reinvested	144	162	145	312
Cost of shares redeemed	(5,651)	(7,129)	(2,146)	(1,996)

Change in net assets resulting from Class B capital transactions	$(5,446)	$(6,854)	$(1,975)	$(1,650)

Class C
Proceeds from shares issued	$14,986	$8,152	$6,159	$3,714
Distributions reinvested	442	311	731	894
Cost of shares redeemed	(10,856)	(13,075)	(4,916)	(4,570)

Change in net assets resulting from Class C capital transactions	$4,572	$(4,612)	$1,974	$38

Class R2
Proceeds from shares issued	$—	$—	$2,754	$2,397
Distributions reinvested	—	—	170	140
Cost of shares redeemed	—	—	(1,371)	(1,029)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,553	$1,508

Select Class
Proceeds from shares issued	$222,766	$299,768	$221,548	$237,908
Distributions reinvested	20,534	19,621	26,158	34,362
Cost of shares redeemed	(536,444)	(439,277)	(255,205)	(202,772)

Change in net assets resulting from Select Class capital transactions	$(293,144)	$(119,888)	$(7,499)	$69,498

Total change in net assets resulting from capital transactions	$(316,991)	$(166,073)	$3,452	$62,469

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	3,581	3,394	2,300	1,572
Reinvested	300	300	354	500
Redeemed	(4,625)	(4,913)	(1,817)	(2,724)

Change in Class A Shares	(744)	(1,219)	837	(652)

Class B
Issued	2	4	2	4
Reinvested	4	6	15	35
Redeemed	(171)	(245)	(202)	(199)

Change in Class B Shares	(165)	(235)	(185)	(160)

Class C
Issued	443	279	590	395
Reinvested	13	11	76	104
Redeemed	(322)	(447)	(470)	(474)

Change in Class C Shares	134	(157)	196	25

Class R2
Issued	—	—	250	232
Reinvested	—	—	16	15
Redeemed	—	—	(124)	(100)

Change in Class R2 Shares	—	—	142	147

Select Class
Issued	6,634	10,176	19,837	23,196
Reinvested	603	677	2,495	3,668
Redeemed	(15,824)	(15,173)	(22,524)	(19,720)

Change in Select Class Shares	(8,587)	(4,320)	(192)	7,144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Equity Index Fund
Class A
Year Ended June 30, 2013	$30.92	$0.63	(d)	$5.52	$6.15	$(0.64)	$36.43
Year Ended June 30, 2012	29.96	0.51	(d)	0.96	1.47	(0.51)	30.92
Year Ended June 30, 2011	23.40	0.45	(d)	6.56	7.01	(0.45)	29.96
Year Ended June 30, 2010	20.90	0.45	(d)	2.49	2.94	(0.44)	23.40
Year Ended June 30, 2009	29.08	0.51	(d)	(8.19)	(7.68)	(0.50)	20.90

Class B
Year Ended June 30, 2013	30.83	0.37	(d)	5.51	5.88	(0.38)	36.33
Year Ended June 30, 2012	29.88	0.29	(d)	0.94	1.23	(0.28)	30.83
Year Ended June 30, 2011	23.34	0.24	(d)	6.54	6.78	(0.24)	29.88
Year Ended June 30, 2010	20.84	0.26	(d)	2.49	2.75	(0.25)	23.34
Year Ended June 30, 2009	28.98	0.34	(d)	(8.15)	(7.81)	(0.33)	20.84

Class C
Year Ended June 30, 2013	30.81	0.37	(d)	5.50	5.87	(0.40)	36.28
Year Ended June 30, 2012	29.87	0.29	(d)	0.94	1.23	(0.29)	30.81
Year Ended June 30, 2011	23.34	0.24	(d)	6.54	6.78	(0.25)	29.87
Year Ended June 30, 2010	20.84	0.26	(d)	2.49	2.75	(0.25)	23.34
Year Ended June 30, 2009	28.98	0.34	(d)	(8.14)	(7.80)	(0.34)	20.84

Select Class
Year Ended June 30, 2013	30.92	0.71	(d)	5.53	6.24	(0.72)	36.44
Year Ended June 30, 2012	29.97	0.58	(d)	0.95	1.53	(0.58)	30.92
Year Ended June 30, 2011	23.40	0.52	(d)	6.57	7.09	(0.52)	29.97
Year Ended June 30, 2010	20.90	0.51	(d)	2.49	3.00	(0.50)	23.40
Year Ended June 30, 2009	29.08	0.56	(d)	(8.18)	(7.62)	(0.56)	20.90

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

20.04%	$585,946	0.45%	1.86%	0.94%	4%
5.03	520,294	0.45	1.74	0.94	7
30.09	540,743	0.45	1.63	0.94	7
13.96	491,906	0.45	1.80	0.96	8
(26.38)	439,950	0.45	2.29	1.04	18

19.17	12,142	1.20	1.11	1.44	4
4.20	15,380	1.20	0.99	1.44	7
29.10	21,922	1.20	0.88	1.44	7
13.12	27,677	1.20	1.07	1.46	8
(26.92)	36,524	1.20	1.53	1.53	18

19.16	58,831	1.20	1.10	1.45	4
4.21	45,854	1.20	0.99	1.44	7
29.11	49,126	1.20	0.88	1.44	7
13.14	42,819	1.20	1.06	1.46	8
(26.91)	44,210	1.20	1.53	1.54	18

20.35	1,087,877	0.20	2.11	0.69	4
5.26	1,188,683	0.20	1.99	0.69	7
30.45	1,281,370	0.20	1.87	0.69	7
14.24	1,001,783	0.20	2.05	0.71	8
(26.20)	887,055	0.20	2.57	0.79	18

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2013	$10.32	$0.11	(f)(i)	$2.45	$2.56	$(0.11)	$(0.60)	$(0.71)
Year Ended June 30, 2012	11.52	0.07	(f)	(0.42)	(0.35)	(0.07)	(0.78)	(0.85)
Year Ended June 30, 2011	8.42	0.05	(f)	3.11	3.16	(0.06)	—	(0.06)
Year Ended June 30, 2010	6.88	0.06	(f)	1.55	1.61	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.21	0.09	(f)	(3.02)	(2.93)	(0.08)	(0.32)	(0.40)

Class B
Year Ended June 30, 2013	9.95	0.03	(f)(i)	2.36	2.39	(0.04)	(0.60)	(0.64)
Year Ended June 30, 2012	11.16	(0.01	)(f)	(0.41)	(0.42)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	8.18	(0.02	)(f)	3.02	3.00	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.70	—	(f)(g)	1.49	1.49	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.97	0.03	(f)	(2.94)	(2.91)	(0.04)	(0.32)	(0.36)

Class C
Year Ended June 30, 2013	9.55	0.03	(f)(i)	2.25	2.28	(0.05)	(0.60)	(0.65)
Year Ended June 30, 2012	10.74	(0.01	)(f)	(0.39)	(0.40)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(f)	2.90	2.88	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.45	—	(f)(g)	1.44	1.44	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.63	0.03	(f)	(2.84)	(2.81)	(0.05)	(0.32)	(0.37)

Class R2
Year Ended June 30, 2013	10.25	0.08	(f)(i)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03	(f)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(f)	3.09	3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(f)	1.55	1.57	(0.05)	—	(0.05)
November 3, 2008(h) through June 30, 2009	7.32	0.04	(f)	(0.11)	(0.07)	(0.06)	(0.32)	(0.38)

Select Class
Year Ended June 30, 2013	10.37	0.14	(f)(i)	2.46	2.60	(0.13)	(0.60)	(0.73)
Year Ended June 30, 2012	11.57	0.09	(f)	(0.42)	(0.33)	(0.09)	(0.78)	(0.87)
Year Ended June 30, 2011	8.45	0.08	(f)	3.11	3.19	(0.07)	—	(0.07)
Year Ended June 30, 2010	6.91	0.09	(f)	1.54	1.63	(0.09)	—	(0.09)
Year Ended June 30, 2009	10.24	0.10	(f)	(3.01)	(2.91)	(0.10)	(0.32)	(0.42)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.02, $0.01, $0.06 and $0.12 for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.15%, 0.13%, 0.58% and 1.07% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.17	25.91%	$84,296	0.69%	0.95	%(i)	0.88%	51%
10.32	(2.22)	62,820	0.69	0.64		0.89	77
11.52	37.50	77,638	0.69	0.50		0.89	78
8.42	23.30	57,906	0.69	0.75		0.91	61
6.88	(28.22)	45,589	0.75	1.18		1.01	70

11.70	25.11	2,082	1.36	0.28	(i)	1.38	51
9.95	(2.98)	3,613	1.39	(0.08)		1.39	77
11.16	36.63	5,839	1.39	(0.20)		1.39	78
8.18	22.21	7,104	1.41	0.03		1.41	61
6.70	(28.69)	8,587	1.49	0.44		1.50	70

11.18	25.07	16,636	1.37	0.27	(i)	1.38	51
9.55	(2.85)	12,330	1.39	(0.07)		1.39	77
10.74	36.53	13,613	1.39	(0.21)		1.39	78
7.88	22.34	9,919	1.41	0.03		1.41	61
6.45	(28.75)	8,906	1.49	0.44		1.50	70

12.09	25.72	6,985	0.93	0.72	(i)	1.13	51
10.25	(2.64)	4,477	1.07	0.27		1.14	77
11.46	36.97	3,309	1.07	0.10		1.14	78
8.39	22.83	1,527	1.07	0.24		1.16	61
6.87	(0.31)	50	1.07	1.06		1.30	70

12.24	26.26	1,296,602	0.44	1.21	(i)	0.63	51
10.37	(1.96)	1,100,332	0.44	0.89		0.64	77
11.57	37.84	1,145,121	0.44	0.75		0.64	78
8.45	23.49	774,830	0.44	1.00		0.66	61
6.91	(28.00)	591,735	0.51	1.43		0.76	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Enhanced Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index.

Effective April 29, 2013, the Market Expansion Enhanced Index Fund changed its name from Market Expansion Index Fund.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,746,813	$—	$—		$1,746,813

Depreciation in Other Financial Instruments
Futures Contracts	$(53)	$—	$—		$(53)

Market Expansion Enhanced Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$192,808	$—	$—		$192,808
Consumer Staples	55,172	—	—		55,172
Energy	66,180	—	—		66,180
Financials	308,786	—	—		308,786
Health Care	135,067	—	—		135,067
Industrials	230,435	—	—		230,435
Information Technology	222,560	—	—	(b)	222,560
Materials	91,501	—	—		91,501
Telecommunication Services	9,466	—	—		9,466
Utilities	68,965	—	—		68,965

Total Common Stocks	1,380,940	—	—	(b)	1,380,940

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

Market Expansion Enhanced Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
U.S. Treasury Obligations	$—	$2,166	$—		$2,166
Short-Term Investment
Investment Company	26,886	—	—		26,886

Total Investments in Securities	$1,407,826	$2,166	$—	(b)	$1,409,992

Appreciation in Other Financial Instruments
Futures Contracts	$418	$—	$—		$418

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.

There were no transfers between any levels during the year ended June 30, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2013, the Funds had no investments in restricted securities.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2013 (amounts in thousands):

	Value		Percentage
Market Expansion Enhanced Index Fund	$—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts:
Average Notional Balance Long	$10,902	$28,793
Ending Notional Balance Long	16,393	28,866

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

D. Investment Transactions with Affiliates — An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be an affiliated issuer (amounts in thousands):

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$19,468	$442	$4,540	$1,470	$618	457	$24,099
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	5,027	175,446	163,910	—	9	16,563	16,563

Total	$24,495			$1,470	$627		$40,662

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Market Expansion Enhanced Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$21,942	$220,532	$215,588	$—	$23	26,886	$26,886
JPMorgan Prime Money Market Fund, Capital Shares**	1,127	715	1,842	—	1	—	—

Total	$23,069			$—	$24		$26,886

*	Security is included in an index in which the Fund, as an index fund, invests.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.E. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) on the Statements of Operations.

E. Securities Lending — Each Fund may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2013, Market Expansion Enhanced Index Fund earned approximately $1,000 from the investment of cash collateral, prior to rebates or fees, in collateral investments as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of the loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2013, there were no outstanding securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Fund’s investment in JPMorgan Prime Money Market Fund in the amount of approximately less than $1,000. This amount offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Fund’s investment in such fund. A portion of the waiver is voluntary.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$(34)	$(581)	$615
Market Expansion Enhanced Index Fund	(2)	(85)	87

The reclassifications for the Funds relate primarily to non-taxable dividends, investment in Real Estate Investment Trusts (Equity Index Fund and Market Expansion Enhanced Index Fund) and investments in partnerships (Equity Index Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$31	$2
Market Expansion Enhanced Index Fund	14	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Enhanced Index Fund	0.69	1.39	1.39	0.92%	0.44

The expense limitation agreements were in effect for the year ended June 30, 2013 for Equity Index Fund and for the period November 1, 2012 through June 30, 2013 for Market Expansion Enhanced Index Fund. The expense limitation percentages in the table above are in place until at least October 31, 2013. The Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Prior to November 1, 2012, the contractual expense limitation percentages for Market Expansion Enhanced Index Fund were as follows:

	Class A	Class B	Class C	Class R2	Select Class
Market Expansion Enhanced Index Fund	0.82%	1.57%	1.57%	1.07%	0.57%

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Equity Index Fund	$2,708	$1,507	$4,256	$8,471	$108
Market Expansion Enhanced Index Fund	14	—	1,651	1,665	—

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Equity Index Fund	$—	(a)	$—	$—	(a)
Market Expansion Enhanced Index Fund	—	(a)	819	819

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Equity Index Fund	$14
Market Expansion Enhanced Index Fund	49

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$65,279	$387,485
Market Expansion Enhanced Index Fund	651,016	708,231

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$754,701	$1,007,826	$15,714	$992,112
Market Expansion Enhanced Index Fund	1,065,972	365,091	21,071	344,020

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Equity Index Fund	$35,220	$—	$35,220
Market Expansion Enhanced Index Fund	15,330	67,145	82,475

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Equity Index Fund	$32,152	$—	$32,152
Market Expansion Enhanced Index Fund	10,397	85,490	95,887

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,080	$94,282	$992,112
Market Expansion Enhanced Index Fund	5,460	76,181	344,020

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, distributions payable, mark to market of futures contracts, non-taxable dividends and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2013, the Funds did not have any post-enactment or pre-enactment net capital loss carryforwards.

During the year ended June 30, 2013, the Equity Index Fund utilized approximately $49,123,000 in capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013. Average borrowings from the Facility for the year ended June 30, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Equity Index Fund	$13,559	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for the Market Expansion Enhanced Index Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 30.9% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (formerly known as JPMorgan Market Expansion Index Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (formerly known as JPMorgan Market Expansion Index Fund) (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	47

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,135.70	$2.38	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class B
Actual	1,000.00	1,131.40	6.34	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,131.40	6.34	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Select Class
Actual	1,000.00	1,137.10	1.06	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,158.80	3.69	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class B
Actual	1,000.00	1,154.70	7.32	1.37
Hypothetical	1,000.00	1,018.00	6.85	1.37
Class C
Actual	1,000.00	1,155.70	7.32	1.37
Hypothetical	1,000.00	1,018.00	6.85	1.37
Class R2
Actual	1,000.00	1,158.70	4.92	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Select Class
Actual	1,000.00	1,160.30	2.36	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	J.P. MORGAN EQUITY FUNDS	51

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Equity Index Fund	100.00%
Market Expansion Enhanced Index Fund	97.75

Long Term Capital Gain Designation — 20%

The Market Expansion Enhanced Index Fund hereby designates approximately $67,145,000 or the maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its tax return for the fiscal year ended June 30, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Equity Index Fund	$35,220
Market Expansion Enhanced Index Fund	15,330

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-INDEX-613

Annual Report

J.P. Morgan Investor Funds

June 30, 2013

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Fund	Fund Return*	Barclays U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of 6/30/2013 (in thousands)
JPMorgan Investor Balanced Fund, Class A (no sales charge)	10.54%	(0.12)%	21.46%	10.25%	**	$3,768,552

JPMorgan Investor Conservative Growth Fund, Class A (no sales charge)	6.76%	(0.12)%	21.46%	6.01%	***	3,535,661

JPMorgan Investor Growth Fund, Class A (no sales charge)	18.28%	(0.12)%	21.46%	19.15%	****	1,737,973

JPMorgan Investor Growth & Income Fund, Class A (no sales charge)	13.91%	(0.12)%	21.46%	14.63%	*****	2,318,995

Portfolio Composition by Asset Class******

Investor Balanced Fund
U.S. Equity	44.0%
Fixed Income	39.0
International Equity	7.2
Alternative Assets	5.9
Money Market	3.9

Investor Conservative Growth Fund
Fixed Income	55.8%
U.S. Equity	28.4
Alternative Assets	6.4
Money Market	5.7
International Equity	3.7

Investor Growth Fund
U.S. Equity	79.1%
International Equity	9.9
Fixed Income	7.2
Alternative Assets	2.4
Money Market	1.4

Investor Growth & Income Fund
U.S. Equity	57.1%
Fixed Income	23.9
International Equity	8.6
Alternative Assets	6.4
Money Market	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of June 30, 2013. The Funds’ composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the housing market showed signs of rebounding and there was some improvement in the labor market. Against this backdrop, the Russell 3000 Index returned 21.46% for the twelve months ended June 30, 2013. U.S. small- and mid-cap stocks outperformed U.S. large-cap stocks. International and emerging markets stocks underperformed U.S. stocks during the reporting period.

U.S. fixed income securities, as measured by the Barclays U.S. Intermediate Aggregate Index, substantially underperformed U.S. equities during the twelve months ended June 30, 2013. This was partially due to the U.S. Federal Reserve Board’s announcement in June 2013 that it could begin tapering its asset purchases later in the year. This triggered a sharp sell-off in the overall bond market. Despite this weakness, high-yield bonds performed strongly during the reporting period, as investor demand was generally solid given their search for yield in the low interest rate environment. Emerging market debt securities, however, largely treaded water over the same period. Prices for commodities generally declined during the reporting period given signs of moderating global growth and fears of a “hard landing” for China’s economy.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the twelve months ended June 30, 2013, each of the Investor Funds outperformed the Barclays U.S. Intermediate Aggregate Index, their broad based fixed income benchmark. In contrast, each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark. This was due to the Investor Funds’ allocation to fixed income securities, as they performed poorly during the reporting period.

Each Investor Fund’s performance is also compared to a composite benchmark, which is constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s model allocation.

The JPMorgan Investor Balanced Fund and the JPMorgan Investor Conservative Growth Fund outperformed their respective composite benchmark during the reporting period. In contrast, the JPMorgan Investor Growth Fund and the JPMorgan Investor Growth & Income Fund underperformed their respective composite benchmark during the reporting period.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s blended composite benchmark.

*	The advisor seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		10.54%	5.72%	6.22%
With Sales Charge*		5.57	4.75	5.73
CLASS B SHARES	12/10/96
Without CDSC		9.86	5.15	5.72
With CDSC**		4.86	4.82	5.72
CLASS C SHARES	7/1/97
Without CDSC		9.89	5.15	5.61
With CDSC***		8.89	5.15	5.61
SELECT CLASS SHARES	12/10/96	10.71	5.97	6.48

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		6.76%	5.39%	5.20%
With Sales Charge*		1.96	4.42	4.71
CLASS B SHARES	12/10/96
Without CDSC		6.22	4.84	4.69
With CDSC**		1.22	4.51	4.69
CLASS C SHARES	7/1/97
Without CDSC		6.27	4.84	4.60
With CDSC***		5.27	4.84	4.60
SELECT CLASS SHARES	12/10/96	6.97	5.66	5.46

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		18.28%	5.55%	7.30%
With Sales Charge*		12.99	4.58	6.81
CLASS B SHARES	12/10/96
Without CDSC		17.63	4.94	6.77
With CDSC**		12.63	4.61	6.77
CLASS C SHARES	7/1/97
Without CDSC		17.69	4.94	6.66
With CDSC***		16.69	4.94	6.66
SELECT CLASS SHARES	12/10/96	18.64	5.80	7.57

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from June 30, 2003 to June 30, 3013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		13.91%	5.70%	6.81%
With Sales Charge*		8.79	4.73	6.32
CLASS B SHARES	12/10/96
Without CDSC		13.35	5.12	6.29
With CDSC**		8.35	4.79	6.29
CLASS C SHARES	7/1/97
Without CDSC		13.34	5.12	6.18
With CDSC***		12.34	5.12	6.18
SELECT CLASS SHARES	12/10/96	14.22	5.96	7.08

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.7% (b)
	Alternative Assets — 5.9%
960	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a)	11,475
935	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	12,337
1,070	JPMorgan Global Natural Resources Fund, Select Class Shares	8,529
11,011	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	109,449
5,408	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	81,333

	Total Alternative Assets	223,123

	Fixed Income — 38.9%
26,317	JPMorgan Core Bond Fund, Select Class Shares	307,123
50,993	JPMorgan Core Plus Bond Fund, Select Class Shares	420,179
3,479	JPMorgan Credit Opportunities Fund, Select Class Shares	35,554
2,403	JPMorgan Emerging Markets Debt Fund, Select Class Shares	19,824
2,249	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	21,343
11,874	JPMorgan Floating Rate Income Fund, Select Class Shares	118,385
7,847	JPMorgan Government Bond Fund, Select Class Shares	87,651
14,214	JPMorgan High Yield Fund, Select Class Shares	114,141
11,054	JPMorgan Inflation Managed Bond Fund, Select Class Shares	115,072
9,224	JPMorgan Limited Duration Bond Fund, Select Class Shares	90,860
5,617	JPMorgan Short Duration Bond Fund, Select Class Shares	61,220
6,136	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	72,708

	Total Fixed Income	1,464,060

	International Equity — 7.2%
3,747	JPMorgan Emerging Economies Fund, Select Class Shares	46,497
2,197	JPMorgan Emerging Markets Equity Fund, Select Class Shares	48,121
6,869	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (a)	106,533
2,916	JPMorgan International Equity Index Fund, Select Class Shares	53,602
909	JPMorgan Latin America Fund, Select Class Shares	16,101

	Total International Equity	270,854

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 3.9%
147,292	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (l)	147,292

	U.S. Equity — 43.8%
2,710	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	52,031
3,825	JPMorgan Equity Income Fund, Select Class Shares	45,023
9,483	JPMorgan Intrepid America Fund, Select Class Shares	284,486
4,722	JPMorgan Intrepid Growth Fund, Select Class Shares	139,380
6,141	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	119,507
1,699	JPMorgan Large Cap Growth Fund, Select Class Shares	44,075
11,365	JPMorgan Large Cap Value Fund, Select Class Shares	157,065
12,278	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	150,279
2,287	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	35,500
31,229	JPMorgan U.S. Equity Fund, Select Class Shares	399,419
6,964	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	177,727
1,890	JPMorgan Value Advantage Fund, Select Class Shares	46,727

	Total U.S. Equity	1,651,219

	Total Investments — 99.7% (Cost $3,221,947)	3,756,548
	Other Assets in Excess of Liabilities — 0.3%	12,004

	NET ASSETS — 100.0%	$3,768,552

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.7% (b)
	Alternative Assets — 6.4%
869	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a)	10,382
791	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	10,439
992	JPMorgan Global Natural Resources Fund, Select Class Shares	7,904
10,452	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	103,889
6,180	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	92,947

	Total Alternative Assets	225,561

	Fixed Income — 55.6%
29,291	JPMorgan Core Bond Fund, Select Class Shares	341,824
59,809	JPMorgan Core Plus Bond Fund, Select Class Shares	492,830
4,286	JPMorgan Credit Opportunities Fund, Select Class Shares	43,802
2,573	JPMorgan Emerging Markets Debt Fund, Select Class Shares	21,227
2,271	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	21,554
13,564	JPMorgan Floating Rate Income Fund, Select Class Shares	135,238
23,308	JPMorgan Government Bond Fund, Select Class Shares	260,347
9,575	JPMorgan High Yield Fund, Select Class Shares	76,884
13,702	JPMorgan Inflation Managed Bond Fund, Select Class Shares	142,634
19,017	JPMorgan Limited Duration Bond Fund, Select Class Shares	187,313
15,141	JPMorgan Short Duration Bond Fund, Select Class Shares	165,040
6,610	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	78,333

	Total Fixed Income	1,967,026

	International Equity — 3.7%
2,116	JPMorgan Emerging Economies Fund, Select Class Shares	26,260
1,233	JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,004
2,232	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (a)	34,623
1,515	JPMorgan International Equity Index Fund, Select Class Shares	27,846
872	JPMorgan Latin America Fund, Select Class Shares	15,447

	Total International Equity	131,180

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 5.7%
202,147	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (l)	202,147

	U.S. Equity — 28.3%
541	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	10,382
4,908	JPMorgan Equity Income Fund, Select Class Shares	57,765
8,137	JPMorgan Intrepid America Fund, Select Class Shares	244,103
3,528	JPMorgan Intrepid Growth Fund, Select Class Shares	104,151
3,115	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	60,619
3,931	JPMorgan Large Cap Value Fund, Select Class Shares	54,322
4,749	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	58,133
867	JPMorgan Mid Cap Growth Fund, Select Class Shares	21,694
2,205	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	34,214
16,177	JPMorgan U.S. Equity Fund, Select Class Shares	206,904
4,142	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	105,706
1,665	JPMorgan Value Advantage Fund, Select Class Shares	41,153

	Total U.S. Equity	999,146

	Total Investments — 99.7% (Cost $3,205,941)	3,525,060
	Other Assets in Excess of Liabilities — 0.3%	10,601

	NET ASSETS — 100.0%	$3,535,661

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 2.4%
486	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a)	5,813
431	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	5,694
515	JPMorgan Global Natural Resources Fund, Select Class Shares	4,108
1,727	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	17,167
608	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	9,144

	Total Alternative Assets	41,926

	Fixed Income — 7.2%
1,695	JPMorgan Core Plus Bond Fund, Select Class Shares	13,971
660	JPMorgan Credit Opportunities Fund, Select Class Shares	6,747
1,110	JPMorgan Emerging Markets Debt Fund, Select Class Shares	9,155
1,032	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	9,795
1,679	JPMorgan Floating Rate Income Fund, Select Class Shares	16,740
80	JPMorgan Government Bond Fund, Select Class Shares	897
2,221	JPMorgan High Yield Fund, Select Class Shares	17,832
3,299	JPMorgan Inflation Managed Bond Fund, Select Class Shares	34,339
234	JPMorgan Limited Duration Bond Fund, Select Class Shares	2,306
1,133	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	13,423

	Total Fixed Income	125,205

	International Equity — 9.9%
2,177	JPMorgan Emerging Economies Fund, Select Class Shares	27,016
1,316	JPMorgan Emerging Markets Equity Fund, Select Class Shares	28,830
2,742	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (a)	42,522
1,930	JPMorgan International Equity Fund, Select Class Shares	27,638
2,118	JPMorgan International Equity Index Fund, Select Class Shares	38,922
360	JPMorgan Latin America Fund, Select Class Shares	6,368

	Total International Equity	171,296

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 1.4%
24,719	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (l)	24,719

	U.S. Equity — 79.0%
481	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	9,236
1,472	JPMorgan Equity Income Fund, Select Class Shares	17,330
7,499	JPMorgan Intrepid America Fund, Select Class Shares	224,977
3,738	JPMorgan Intrepid Growth Fund, Select Class Shares	110,338
3,675	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	71,524
5,814	JPMorgan Large Cap Growth Fund, Select Class Shares	150,807
15,259	JPMorgan Large Cap Value Fund, Select Class Shares	210,886
9,086	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	111,210
409	JPMorgan Mid Cap Growth Fund, Select Class Shares	10,229
2,271	JPMorgan Small Cap Value Fund, Select Class Shares	56,428
1,142	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	17,723
21,291	JPMorgan U.S. Equity Fund, Select Class Shares	272,318
3,580	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	91,373
754	JPMorgan Value Advantage Fund, Select Class Shares	18,637

	Total U.S. Equity	1,373,016

	Total Investments — 99.9% (Cost $1,318,577)	1,736,162
	Other Assets in Excess of Liabilities — 0.1%	1,811

	NET ASSETS — 100.0%	$1,737,973

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.8% (b)
	Alternative Assets — 6.4%
644	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a)	7,693
539	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	7,117
688	JPMorgan Global Natural Resources Fund, Select Class Shares	5,481
7,416	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	73,718
3,606	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	54,236

	Total Alternative Assets	148,245

	Fixed Income — 23.9%
7,757	JPMorgan Core Bond Fund, Select Class Shares	90,521
19,261	JPMorgan Core Plus Bond Fund, Select Class Shares	158,709
1,953	JPMorgan Credit Opportunities Fund, Select Class Shares	19,957
1,406	JPMorgan Emerging Markets Debt Fund, Select Class Shares	11,603
1,432	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	13,586
7,442	JPMorgan Floating Rate Income Fund, Select Class Shares	74,201
9,191	JPMorgan High Yield Fund, Select Class Shares	73,801
6,146	JPMorgan Inflation Managed Bond Fund, Select Class Shares	63,977
4,041	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	47,889

	Total Fixed Income	554,244

	International Equity — 8.6%
2,678	JPMorgan Emerging Economies Fund, Select Class Shares	33,236
1,532	JPMorgan Emerging Markets Equity Fund, Select Class Shares	33,550
4,493	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (a)	69,686
1,413	JPMorgan International Equity Fund, Select Class Shares	20,236
1,927	JPMorgan International Equity Index Fund, Select Class Shares	35,412
381	JPMorgan Latin America Fund, Select Class Shares	6,752

	Total International Equity	198,872

	Money Market — 4.0%
91,732	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (l)	91,732

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 56.9%
958	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	18,391
2,468	JPMorgan Equity Income Fund, Select Class Shares	29,045
8,723	JPMorgan Intrepid America Fund, Select Class Shares	261,676
3,158	JPMorgan Intrepid Growth Fund, Select Class Shares	93,224
2,242	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	43,623
4,832	JPMorgan Large Cap Growth Fund, Select Class Shares	125,346
11,625	JPMorgan Large Cap Value Fund, Select Class Shares	160,651
9,312	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	113,977
484	JPMorgan Mid Cap Growth Fund, Select Class Shares	12,113
1,686	JPMorgan Small Cap Value Fund, Select Class Shares	41,894
1,413	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	21,925
20,609	JPMorgan U.S. Equity Fund, Select Class Shares	263,588
4,375	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	111,638
978	JPMorgan Value Advantage Fund, Select Class Shares	24,168

	Total U.S. Equity	1,321,259

	Total Investments — 99.8% (Cost $1,868,632)	2,314,352
	Other Assets in Excess of Liabilities — 0.2%	4,643

	NET ASSETS — 100.0%	$2,318,995

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	11

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	— The rate shown is the current yield as of June 30, 2013.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$3,756,548	$3,525,060	$1,736,162	$2,314,352
Receivables:
Fund shares sold	12,809	11,276	2,371	4,902
Dividends from affiliates	5,924	5,562	2,583	3,518

Total Assets	3,775,281	3,541,898	1,741,116	2,322,772

LIABILITIES:
Payables:
Dividends	539	97	122	187
Fund shares redeemed	3,867	3,813	1,646	1,993
Accrued liabilities:
Investment advisory fees	154	143	72	95
Administration fees	188	177	105	128
Shareholder servicing fees	202	208	73	116
Distribution fees	980	1,171	444	589
Custodian and accounting fees	5	6	4	5
Trustees’ and Chief Compliance Officer’s fees	3	2	1	1
Transfer agent fees	693	552	585	553
Other	98	68	91	110

Total Liabilities	6,729	6,237	3,143	3,777

Net Assets	$3,768,552	$3,535,661	$1,737,973	$2,318,995

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,313,957	$3,255,467	$1,411,236	$1,984,843
Accumulated undistributed (distributions in excess of) net investment income	(323)	(134)	(149)	(208)
Accumulated net realized gains (losses)	(79,683)	(38,791)	(90,699)	(111,360)
Net unrealized appreciation (depreciation)	534,601	319,119	417,585	445,720

Total Net Assets	$3,768,552	$3,535,661	$1,737,973	$2,318,995

Net Assets:
Class A	$2,797,749	$2,220,725	$1,344,928	$1,812,603
Class B	112,689	59,190	111,593	124,521
Class C	564,358	1,142,903	157,546	225,157
Select Class	293,756	112,843	123,906	156,714

Total	$3,768,552	$3,535,661	$1,737,973	$2,318,995

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	205,629	184,885	82,779	122,629
Class B	8,284	4,925	7,029	8,462
Class C	41,993	95,515	10,101	15,569
Select Class	21,564	9,356	7,506	10,738
Net Asset Value (a):
Class A — Redemption price per share	$13.61	$12.01	$16.25	$14.78
Class B — Offering price per share (b)	13.60	12.02	15.88	14.72
Class C — Offering price per share (b)	13.44	11.97	15.60	14.46
Select Class — Offering and redemption price per share	13.62	12.06	16.51	14.59
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$14.25	$12.58	$17.02	$15.48

Cost of investments in affiliates	$3,221,947	$3,205,941	$1,318,577	$1,868,632

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$67,797	$66,731	$22,017	$37,922

EXPENSES:
Investment advisory fees	1,692	1,568	797	1,063
Administration fees	2,084	1,960	1,185	1,452
Distribution fees:
Class A	6,304	5,050	3,035	4,098
Class B	1,020	525	967	1,136
Class C	3,454	7,041	1,042	1,465
Shareholder servicing fees:
Class A	6,304	5,050	3,035	4,098
Class B	340	175	323	379
Class C	1,151	2,347	347	488
Select Class	666	269	278	349
Custodian and accounting fees	19	20	16	20
Professional fees	67	60	51	57
Trustees’ and Chief Compliance Officer’s fees	39	36	18	24
Printing and mailing costs	396	340	253	269
Registration and filing fees	134	125	80	80
Transfer agent fees	2,057	1,635	1,663	1,597
Other	72	68	33	49

Total expenses	25,799	26,269	13,123	16,624

Less amounts waived	(6,601)	(5,770)	(4,082)	(4,638)

Net expenses	19,198	20,499	9,041	11,986

Net investment income (loss)	48,599	46,232	12,976	25,936

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	5,374	1,730	9,147	16,481
Distributions of realized gains by investment company affiliates	24,197	13,477	14,763	17,423
Change in net unrealized appreciation/depreciation of investments in affiliates	247,278	129,648	226,857	210,815

Net realized/unrealized gains (losses)	276,849	144,855	250,767	244,719

Change in net assets resulting from operations	$325,448	$191,087	$263,743	$270,655

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net Investment Income (loss)	$48,599	$50,277	$46,232	$50,146
Net realized gain (loss) on investments in affiliates	5,374	(10,483)	1,730	(8,234)
Distributions of realized gains by investment company affiliates	24,197	20,960	13,477	13,599
Change in net unrealized appreciation/depreciation of investments in affiliates	247,278	(24,973)	129,648	9,677

Change in net assets resulting from operations	325,448	35,781	191,087	65,188

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(44,361)	(38,618)	(37,372)	(34,626)
Class B
From net investment income	(1,653)	(2,382)	(958)	(1,501)
Class C
From net investment income	(5,932)	(5,228)	(12,795)	(12,571)
Select Class
From net investment income	(5,309)	(4,881)	(2,217)	(2,014)

Total distributions to shareholders	(57,255)	(51,109)	(53,342)	(50,712)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	381,913	146,175	526,226	219,149

NET ASSETS:
Change in net assets	650,106	130,847	663,971	233,625
Beginning of period	3,118,446	2,987,599	2,871,690	2,638,065

End of period	$3,768,552	$3,118,446	$3,535,661	$2,871,690

Accumulated undistributed (distributions in excess of) net investment income	$(323)	$5,057	$(134)	$4,261

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net Investment Income (loss)	$12,976	$9,183	$25,936	$23,931
Net realized gain (loss) on investments in affiliates	9,147	(6,532)	16,481	680
Distributions of realized gains by investment company affiliates	14,763	11,781	17,423	15,097
Change in net unrealized appreciation/depreciation of investments in affiliates	226,857	(34,335)	210,815	(36,829)

Change in net assets resulting from operations	263,743	(19,903)	270,655	2,879

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,253)	(8,453)	(24,418)	(19,773)
Class B
From net investment income	(770)	(681)	(1,441)	(1,798)
Class C
From net investment income	(844)	(484)	(1,975)	(1,588)
Select Class
From net investment income	(1,369)	(1,193)	(2,455)	(2,176)

Total distributions to shareholders	(15,236)	(10,811)	(30,289)	(25,335)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,991	(42,812)	101,741	(47,878)

NET ASSETS:
Change in net assets	256,498	(73,526)	342,107	(70,334)
Beginning of period	1,481,475	1,555,001	1,976,888	2,047,222

End of period	$1,737,973	$1,481,475	$2,318,995	$1,976,888

Accumulated undistributed (distributions in excess of) net investment income	$(149)	$587	$(208)	$1,973

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$786,158	$730,615	$741,095	$752,074
Distributions reinvested	44,125	38,341	37,219	34,317
Cost of shares redeemed	(519,840)	(577,312)	(494,825)	(539,952)

Change in net assets resulting from Class A capital transactions	$310,443	$191,644	$283,489	$246,439

Class B
Proceeds from shares issued	$3,365	$7,310	$3,772	$6,726
Distributions reinvested	1,644	2,369	954	1,489
Cost of shares redeemed	(71,230)	(76,357)	(36,953)	(36,963)

Change in net assets resulting from Class B capital transactions	$(66,221)	$(66,678)	$(32,227)	$(28,748)

Class C
Proceeds from shares issued	$219,514	$129,142	$466,732	$294,727
Distributions reinvested	5,817	5,110	12,703	12,411
Cost of shares redeemed	(110,069)	(132,499)	(217,267)	(311,228)

Change in net assets resulting from Class C capital transactions	$115,262	$1,753	$262,168	$(4,090)

Select Class
Proceeds from shares issued	$79,748	$68,801	$40,066	$28,903
Distributions reinvested	2,506	2,558	1,061	1,022
Cost of shares redeemed	(59,825)	(51,903)	(28,331)	(24,377)

Change in net assets resulting from Select Class capital transactions	$22,429	$19,456	$12,796	$5,548

Total change in net assets resulting from capital transactions	$381,913	$146,175	$526,226	$219,149

SHARE TRANSACTIONS:
Class A
Issued	59,008	59,328	62,122	66,705
Reinvested	3,334	3,165	3,139	3,051
Redeemed	(39,241)	(47,215)	(41,556)	(48,056)

Change in Class A Shares	23,101	15,278	23,705	21,700

Class B
Issued	254	598	317	601
Reinvested	125	197	81	133
Redeemed	(5,431)	(6,225)	(3,131)	(3,281)

Change in Class B Shares	(5,052)	(5,430)	(2,733)	(2,547)

Class C
Issued	16,557	10,574	39,118	26,167
Reinvested	445	428	1,076	1,109
Redeemed	(8,418)	(10,978)	(18,337)	(27,844)

Change in Class C Shares	8,584	24	21,857	(568)

Select Class
Issued	5,986	5,536	3,357	2,552
Reinvested	189	211	89	90
Redeemed	(4,541)	(4,200)	(2,362)	(2,163)

Change in Select Class Shares	1,634	1,547	1,084	479

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$258,064	$248,735	$418,638	$371,643
Distributions reinvested	12,176	8,402	24,284	19,659
Cost of shares redeemed	(215,007)	(225,071)	(300,252)	(334,754)

Change in net assets resulting from Class A capital transactions	$55,233	$32,066	$142,670	$56,548

Class B
Proceeds from shares issued	$917	$1,330	$2,076	$3,279
Distributions reinvested	764	675	1,434	1,787
Cost of shares redeemed	(57,935)	(62,712)	(82,327)	(86,518)

Change in net assets resulting from Class B capital transactions	$(56,254)	$(60,707)	$(78,817)	$(81,452)

Class C
Proceeds from shares issued	$37,737	$31,754	$62,981	$42,033
Distributions reinvested	788	447	1,823	1,446
Cost of shares redeemed	(27,701)	(32,919)	(40,695)	(48,479)

Change in net assets resulting from Class C capital transactions	$10,824	$(718)	$24,109	$(5,000)

Select Class
Proceeds from shares issued	$42,795	$26,915	$35,873	$23,379
Distributions reinvested	429	503	1,539	1,585
Cost of shares redeemed	(45,036)	(40,871)	(23,633)	(42,938)

Change in net assets resulting from Select Class capital transactions	$(1,812)	$(13,453)	$13,779	$(17,974)

Total change in net assets resulting from capital transactions	$7,991	$(42,812)	$101,741	$(47,878)

SHARE TRANSACTIONS:
Class A
Issued	16,839	18,359	29,415	28,782
Reinvested	810	636	1,720	1,558
Redeemed	(14,189)	(16,730)	(21,279)	(26,229)

Change in Class A Shares	3,460	2,265	9,856	4,111

Class B
Issued	61	101	145	256
Reinvested	53	53	103	144
Redeemed	(3,932)	(4,745)	(5,907)	(6,771)

Change in Class B Shares	(3,818)	(4,591)	(5,659)	(6,371)

Class C
Issued	2,546	2,443	4,473	3,325
Reinvested	55	36	133	117
Redeemed	(1,898)	(2,554)	(2,947)	(3,881)

Change in Class C Shares	703	(75)	1,659	(439)

Select Class
Issued	2,810	1,956	2,537	1,829
Reinvested	28	38	110	128
Redeemed	(3,009)	(2,889)	(1,698)	(3,337)

Change in Select Class Shares	(171)	(895)	949	(1,380)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Year Ended June 30, 2013	$12.53	$0.20	(f)	$1.11	$1.31	$(0.23)	$—	$(0.23)
Year Ended June 30, 2012	12.58	0.22	(f)	(0.05)	0.17	(0.22)	—	(0.22)
Year Ended June 30, 2011	11.00	0.23		1.58	1.81	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.03	0.26		0.97	1.23	(0.26)	—	(0.26)
Year Ended June 30, 2009	11.90	0.31		(1.54)	(1.23)	(0.31)	(0.33)	(0.64)

Class B
Year Ended June 30, 2013	12.53	0.13	(f)	1.10	1.23	(0.16)	—	(0.16)
Year Ended June 30, 2012	12.57	0.15	(f)	(0.03)	0.12	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.99	0.17		1.57	1.74	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.01	0.20		0.97	1.17	(0.19)	—	(0.19)
Year Ended June 30, 2009	11.88	0.26		(1.55)	(1.29)	(0.25)	(0.33)	(0.58)

Class C
Year Ended June 30, 2013	12.39	0.13	(f)	1.09	1.22	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.44	0.15	(f)	(0.04)	0.11	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.88	0.17		1.56	1.73	(0.17)	—	(0.17)
Year Ended June 30, 2010	9.93	0.20		0.95	1.15	(0.20)	—	(0.20)
Year Ended June 30, 2009	11.79	0.25		(1.53)	(1.28)	(0.25)	(0.33)	(0.58)

Select Class
Year Ended June 30, 2013	12.55	0.23	(f)	1.10	1.33	(0.26)	—	(0.26)
Year Ended June 30, 2012	12.60	0.25	(f)	(0.05)	0.20	(0.25)	—	(0.25)
Year Ended June 30, 2011	11.01	0.26		1.59	1.85	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.04	0.28		0.97	1.25	(0.28)	—	(0.28)
Year Ended June 30, 2009	11.91	0.34		(1.54)	(1.20)	(0.34)	(0.33)	(0.67)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$13.61	10.54%	$2,797,749	0.50%	1.51%	0.69%	19%
12.53	1.45	2,287,495	0.50	1.79	0.69	9
12.58	16.53	2,104,717	0.50	1.92	0.69	5
11.00	12.19	1,410,998	0.50	2.34	0.71	12
10.03	(9.91)	899,136	0.50	3.10	0.75	24

13.60	9.86	112,689	1.01	1.00	1.19	19
12.53	0.97	167,057	1.02	1.26	1.19	9
12.57	15.91	235,961	1.02	1.37	1.19	5
10.99	11.66	287,519	1.05	1.75	1.21	12
10.01	(10.47)	341,604	1.08	2.49	1.25	24

13.44	9.89	564,358	1.01	0.99	1.19	19
12.39	0.94	413,805	1.02	1.27	1.19	9
12.44	15.98	415,301	1.02	1.40	1.19	5
10.88	11.55	216,667	1.05	1.80	1.21	12
9.93	(10.44)	107,948	1.08	2.50	1.25	24

13.62	10.71	293,756	0.25	1.75	0.44	19
12.55	1.70	250,089	0.25	2.03	0.44	9
12.60	16.88	231,620	0.25	2.15	0.44	5
11.01	12.44	160,959	0.25	2.60	0.46	12
10.04	(9.67)	114,631	0.25	3.37	0.50	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Year Ended June 30, 2013	$11.46	$0.19	(f)	$0.58	$0.77	$(0.22)	$—	$(0.22)
Year Ended June 30, 2012	11.40	0.23	(f)	0.06	0.29	(0.23)	—	(0.23)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)	—	(0.25)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)	—	(0.29)
Year Ended June 30, 2009	10.56	0.34		(0.81)	(0.47)	(0.34)	(0.08)	(0.42)

Class B
Year Ended June 30, 2013	11.47	0.13	(f)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.40	0.17	(f)	0.07	0.24	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.48	0.18		0.93	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)	—	(0.23)
Year Ended June 30, 2009	10.56	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)

Class C
Year Ended June 30, 2013	11.42	0.13	(f)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.36	0.17	(f)	0.06	0.23	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)	—	(0.24)
Year Ended June 30, 2009	10.53	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)

Select Class
Year Ended June 30, 2013	11.51	0.22	(f)	0.58	0.80	(0.25)	—	(0.25)
Year Ended June 30, 2012	11.44	0.26	(f)	0.07	0.33	(0.26)	—	(0.26)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)	—	(0.32)
Year Ended June 30, 2009	10.59	0.37		(0.82)	(0.45)	(0.36)	(0.08)	(0.44)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$12.01	6.76%	$2,220,725	0.50%	1.63%	0.68%	14%
11.46	2.60	1,847,352	0.50	2.03	0.68	9
11.40	11.36	1,589,494	0.50	2.26	0.68	3
10.47	11.32	927,164	0.50	2.78	0.72	11
9.67	(4.25)	479,238	0.50	3.56	0.76	32

12.02	6.22	59,190	1.00	1.12	1.18	14
11.47	2.16	87,831	1.01	1.50	1.18	9
11.40	10.64	116,375	1.02	1.69	1.18	3
10.48	10.80	145,639	1.06	2.17	1.22	11
9.67	(4.80)	167,499	1.09	2.96	1.26	32

11.97	6.27	1,142,903	1.01	1.12	1.18	14
11.42	2.09	841,332	1.01	1.50	1.18	9
11.36	10.73	843,076	1.01	1.76	1.18	3
10.44	10.78	341,942	1.06	2.25	1.22	11
9.64	(4.82)	110,141	1.09	2.96	1.26	32

12.06	6.97	112,843	0.25	1.87	0.43	14
11.51	2.92	95,175	0.25	2.27	0.43	9
11.44	11.57	89,120	0.25	2.48	0.43	3
10.51	11.66	60,791	0.25	3.03	0.47	11
9.70	(4.01)	40,734	0.25	3.80	0.51	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Year Ended June 30, 2013	$13.88	$0.14	(f)	$2.38	$2.52	$(0.15)	$—	$(0.15)
Year Ended June 30, 2012	14.14	0.10	(f)	(0.25)	(0.15)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.22	0.09	(f)	2.92	3.01	(0.09)	—	(0.09)
Year Ended June 30, 2010	9.94	0.10	(f)	1.26	1.36	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.23	0.15	(f)	(3.44)	(3.29)	(0.16)	(0.84)	(1.00)

Class B
Year Ended June 30, 2013	13.58	0.05	(f)	2.34	2.39	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.85	0.02	(f)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.00	0.02	(f)	2.86	2.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.79	0.02	(f)	1.24	1.26	(0.05)	—	(0.05)
Year Ended June 30, 2009	14.03	0.08	(f)	(3.39)	(3.31)	(0.09)	(0.84)	(0.93)

Class C
Year Ended June 30, 2013	13.34	0.05	(f)	2.30	2.35	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.61	0.02	(f)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.82	0.02	(f)	2.80	2.82	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.62	0.03	(f)	1.22	1.25	(0.05)	—	(0.05)
Year Ended June 30, 2009	13.82	0.08	(f)	(3.34)	(3.26)	(0.10)	(0.84)	(0.94)

Select Class
Year Ended June 30, 2013	14.09	0.17	(f)	2.44	2.61	(0.19)	—	(0.19)
Year Ended June 30, 2012	14.35	0.14	(f)	(0.26)	(0.12)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.39	0.13	(f)	2.95	3.08	(0.12)	—	(0.12)
Year Ended June 30, 2010	10.09	0.13	(f)	1.28	1.41	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.42	0.17	(f)	(3.48)	(3.31)	(0.18)	(0.84)	(1.02)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$16.25	18.28%	$1,344,928	0.49%	0.89%	0.76%	15%
13.88	(1.03)	1,100,639	0.50	0.72	0.75	6
14.14	26.86	1,089,221	0.50	0.71	0.76	15
11.22	13.67	769,574	0.50	0.81	0.79	15
9.94	(22.41)	573,470	0.50	1.45	0.88	23

15.88	17.63	111,593	1.04	0.34	1.26	15
13.58	(1.55)	147,256	1.05	0.16	1.25	6
13.85	26.20	213,785	1.06	0.12	1.26	15
11.00	12.85	232,624	1.10	0.20	1.30	15
9.79	(22.85)	281,372	1.11	0.80	1.37	23

15.60	17.69	157,546	1.04	0.34	1.25	15
13.34	(1.57)	125,391	1.05	0.17	1.25	6
13.61	26.11	128,944	1.06	0.15	1.26	15
10.82	12.99	82,981	1.09	0.22	1.29	15
9.62	(22.89)	60,098	1.11	0.80	1.37	23

16.51	18.64	123,906	0.24	1.13	0.51	15
14.09	(0.77)	108,189	0.25	0.99	0.50	6
14.35	27.11	123,051	0.25	0.96	0.51	15
11.39	13.87	77,338	0.25	1.08	0.54	15
10.09	(22.20)	55,890	0.25	1.62	0.63	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Year Ended June 30, 2013	$13.17	$0.18	(f)	$1.64	$1.82	$(0.21)	$—	$(0.21)
Year Ended June 30, 2012	13.28	0.17	(f)	(0.10)	0.07	(0.18)	—	(0.18)
Year Ended June 30, 2011	11.05	0.18	(f)	2.23	2.41	(0.18)	—	(0.18)
Year Ended June 30, 2010	9.90	0.20	(f)	1.15	1.35	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.06	0.24		(2.52)	(2.28)	(0.24)	(0.64)	(0.88)

Class B
Year Ended June 30, 2013	13.11	0.11	(f)	1.63	1.74	(0.13)	—	(0.13)
Year Ended June 30, 2012	13.22	0.10	(f)	(0.10)	— (g)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.00	0.11	(f)	2.22	2.33	(0.11)	—	(0.11)
Year Ended June 30, 2010	9.85	0.13	(f)	1.15	1.28	(0.13)	—	(0.13)
Year Ended June 30, 2009	13.00	0.18		(2.51)	(2.33)	(0.18)	(0.64)	(0.82)

Class C
Year Ended June 30, 2013	12.89	0.10	(f)	1.61	1.71	(0.14)	—	(0.14)
Year Ended June 30, 2012	13.01	0.10	(f)	(0.11)	(0.01)	(0.11)	—	(0.11)
Year Ended June 30, 2011	10.83	0.11	(f)	2.19	2.30	(0.12)	—	(0.12)
Year Ended June 30, 2010	9.71	0.13	(f)	1.12	1.25	(0.13)	—	(0.13)
Year Ended June 30, 2009	12.83	0.17		(2.46)	(2.29)	(0.19)	(0.64)	(0.83)

Select Class
Year Ended June 30, 2013	13.00	0.21	(f)	1.63	1.84	(0.25)	—	(0.25)
Year Ended June 30, 2012	13.12	0.20	(f)	(0.11)	0.09	(0.21)	—	(0.21)
Year Ended June 30, 2011	10.92	0.21	(f)	2.20	2.41	(0.21)	—	(0.21)
Year Ended June 30, 2010	9.78	0.22	(f)	1.14	1.36	(0.22)	—	(0.22)
Year Ended June 30, 2009	12.92	0.26		(2.49)	(2.23)	(0.27)	(0.64)	(0.91)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$14.78	13.91%	$1,812,603	0.49%	1.29%	0.72%	20%
13.17	0.60	1,485,151	0.50	1.33	0.71	11
13.28	21.91	1,443,240	0.50	1.45	0.71	9
11.05	13.52	1,008,109	0.50	1.72	0.73	14
9.90	(16.79)	737,763	0.50	2.33	0.79	24

14.72	13.35	124,521	1.02	0.77	1.22	20
13.11	0.03	185,106	1.03	0.79	1.22	11
13.22	21.23	270,833	1.04	0.88	1.22	9
11.00	12.92	315,944	1.08	1.13	1.23	14
9.85	(17.30)	376,179	1.09	1.72	1.29	24

14.46	13.34	225,157	1.02	0.76	1.21	20
12.89	— (h)	179,336	1.03	0.80	1.21	11
13.01	21.28	186,625	1.04	0.91	1.21	9
10.83	12.87	119,332	1.07	1.16	1.23	14
9.71	(17.28)	79,996	1.09	1.72	1.29	24

14.59	14.22	156,714	0.24	1.53	0.47	20
13.00	0.79	127,295	0.25	1.59	0.46	11
13.12	22.19	146,524	0.25	1.69	0.46	9
10.92	13.87	104,501	0.25	1.94	0.48	14
9.78	(16.61)	107,048	0.25	2.57	0.54	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each fund’s net asset value per share (“NAV”) as of the report date.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$3,756,548	$—	$—	$3,756,548

Investor Conservative Growth Fund
Total Investments in Securities (a)	$3,525,060	$—	$—	$3,525,060

Investor Growth Fund
Total Investments in Securities (a)	$1,736,162	$—	$—	$1,736,162

Investor Growth & Income Fund
Total Investments in Securities (a)	$2,314,352	$—	$—	$2,314,352

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for the asset class specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the tables below are distributions of realized gains, if any, by the Underlying Funds (amounts in thousands):

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Investor Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$25,060	$7,800	$13,999	$(6,830)	$—	960	$11,475
JPMorgan Commodities Strategy Fund, Select Class Shares	—	13,000	—	—	—	935	12,337
JPMorgan Core Bond Fund, Select Class Shares	326,897	18,399	30,000	854	8,537	26,317	307,123
JPMorgan Core Plus Bond Fund, Select Class Shares	414,860	13,542	—	242	15,474	50,993	420,179
JPMorgan Credit Opportunities Fund, Select Class Shares	35,589	—	—	—	1,225	3,479	35,554
JPMorgan Dynamic Growth Fund, Select Class Shares	16,217	37,500	6,100	331	—	2,710	52,031
JPMorgan Emerging Economies Fund, Select Class Shares	23,866	28,700	3,600	(715)	510	3,747	46,497
JPMorgan Emerging Markets Debt Fund, Select Class Shares	53,975	3,500	39,600	2,689	1,876	2,403	19,824
JPMorgan Emerging Markets Equity Fund, Select Class Shares	24,824	28,400	3,900	(291)	250	2,197	48,121
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	—	23,500	—	—	119	2,249	21,343
JPMorgan Equity Income Fund, Select Class Shares	17,726	22,552	—	152	676	3,825	45,023
JPMorgan Floating Rate Income Fund, Select Class Shares	3,566	116,321	—	21	1,994	11,874	118,385
JPMorgan Global Natural Resources Fund, Select Class Shares	10,536	3,000	2,001	(1,487)	258	1,070	8,529
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	—	110,100	2,000	(145)	—	6,869	106,533
JPMorgan Government Bond Fund, Select Class Shares	107,339	17,900	34,000	492	2,513	7,847	87,651
JPMorgan High Yield Fund, Select Class Shares	226,001	1,319	120,500	2,131	11,731	14,214	114,141
JPMorgan Inflation Managed Bond Fund, Select Class Shares	52,308	71,335	4,500	560	1,153	11,054	115,072
JPMorgan International Equity Index Fund, Select Class Shares	94,713	12,000	66,700	6,076	2,328	2,916	53,602

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Investor Balanced Fund (continued)
JPMorgan Intrepid America Fund, Select Class Shares	$239,105	$36,100	$38,900	$2,491	$4,335	9,483	$284,486
JPMorgan Intrepid Growth Fund, Select Class Shares	124,750	16,500	23,300	1,435	1,197	4,722	139,380
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	92,259	21,500	17,000	936	973	6,141	119,507
JPMorgan Large Cap Growth Fund, Select Class Shares	40,430	8,300	8,900	212	188	1,699	44,075
JPMorgan Large Cap Value Fund, Select Class Shares	147,233	6,500	32,499	(319)	1,889	11,365	157,065
JPMorgan Latin America Fund, Select Class Shares	16,080	3,300	3,200	(481)	49	909	16,101
JPMorgan Limited Duration Bond Fund, Select Class Shares	64,002	42,800	18,000	403	993	9,224	90,860
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	24,491	481,830	359,029	—	38	147,292	147,292
JPMorgan Market Expansion Index Fund, Select Class Shares	123,679	23,651	20,100	7,031	1,618	12,278	150,279
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	167,460	6,600	66,000	(2,450)	—	11,011	109,449
JPMorgan Research Market Neutral Fund, Select Class Shares	60,434	22,700	4,500	(405)	—	5,408	81,333
JPMorgan Short Duration Bond Fund, Select Class Shares	55,644	19,515	13,499	31	672	5,617	61,220
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	73,303	—	3	625	6,136	72,708
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	39,462	3,425	12,400	337	691	2,287	35,500
JPMorgan U.S. Equity Fund, Select Class Shares	326,360	39,019	30,400	8,546	4,460	31,229	399,419
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	147,070	6,732	5,000	7,638	1,209	6,964	177,727
JPMorgan Value Advantage Fund, Select Class Shares	12,862	28,083	—	83	216	1,890	46,727

Total	$3,114,798			$29,571	$67,797		$3,756,548

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Investor Conservative Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$22,647	$6,500	$12,499	$(5,776)	$—	869	$10,382
JPMorgan Commodities Strategy Fund, Select Class Shares	—	11,000	—	—	—	791	10,439
JPMorgan Core Bond Fund, Select Class Shares	354,838	22,467	26,000	353	9,501	29,291	341,824
JPMorgan Core Plus Bond Fund, Select Class Shares	489,284	13,183	—	283	18,142	59,809	492,830
JPMorgan Credit Opportunities Fund, Select Class Shares	43,845	—	—	—	1,509	4,286	43,802
JPMorgan Dynamic Growth Fund, Select Class Shares	—	10,000	—	—	—	541	10,382
JPMorgan Emerging Economies Fund, Select Class Shares	19,804	14,900	7,301	(1,310)	283	2,116	26,260
JPMorgan Emerging Markets Debt Fund, Select Class Shares	46,905	10,000	36,800	2,386	1,705	2,573	21,227

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Investor Conservative Growth Fund (continued)
JPMorgan Emerging Markets Equity Fund, Select Class Shares	$19,917	$16,600	$9,100	$65	$138	1,233	$27,004
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	—	27,500	3,500	(225)	137	2,271	21,554
JPMorgan Equity Income Fund, Select Class Shares	28,741	21,851	—	251	1,015	4,908	57,765
JPMorgan Floating Rate Income Fund, Select Class Shares	13,150	123,728	—	28	2,130	13,564	135,238
JPMorgan Global Natural Resources Fund, Select Class Shares	6,006	6,000	1,500	(586)	214	992	7,904
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	—	34,500	—	—	—	2,232	34,623
JPMorgan Government Bond Fund, Select Class Shares	243,209	32,900	4,500	(23)	7,136	23,308	260,347
JPMorgan High Yield Fund, Select Class Shares	140,758	6,817	74,900	1,594	7,350	9,575	76,884
JPMorgan Inflation Managed Bond Fund, Select Class Shares	86,384	72,216	11,500	667	1,413	13,702	142,634
JPMorgan International Equity Index Fund, Select Class Shares	43,805	10,000	32,600	430	1,201	1,515	27,846
JPMorgan Intrepid America Fund, Select Class Shares	200,446	33,300	32,100	3,152	3,836	8,137	244,103
JPMorgan Intrepid Growth Fund, Select Class Shares	83,037	22,800	17,900	1,122	888	3,528	104,151
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	39,122	21,600	10,400	357	457	3,115	60,619
JPMorgan Large Cap Value Fund, Select Class Shares	63,869	6,800	28,701	1,171	617	3,931	54,322
JPMorgan Latin America Fund, Select Class Shares	12,558	6,900	4,000	(427)	45	872	15,447
JPMorgan Limited Duration Bond Fund, Select Class Shares	147,755	45,100	10,500	(251)	2,188	19,017	187,313
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	19,185	554,483	371,521	—	49	202,147	202,147
JPMorgan Market Expansion Index Fund, Select Class Shares	37,713	26,433	13,700	1,889	562	4,749	58,133
JPMorgan Mid Cap Growth Fund, Select Class Shares	14,424	9,924	5,800	962	—	867	21,694
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	144,666	4,600	46,500	(1,566)	—	10,452	103,889
JPMorgan Research Market Neutral Fund, Select Class Shares	76,329	15,700	2,499	(225)	—	6,180	92,947
JPMorgan Short Duration Bond Fund, Select Class Shares	163,682	19,037	16,500	2	1,676	15,141	165,040
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	78,902	—	2	646	6,610	78,333
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	32,281	4,343	7,000	714	629	2,205	34,214
JPMorgan U.S. Equity Fund, Select Class Shares	158,210	41,744	25,501	5,389	2,206	16,177	206,904
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	87,389	4,000	3,000	4,647	718	4,142	105,706
JPMorgan Value Advantage Fund, Select Class Shares	27,484	6,232	—	132	340	1,665	41,153

Total	$2,867,443			$15,207	$66,731		$3,525,060

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Investor Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$12,829	$2,500	$6,000	$(2,860)	$—	486	$5,813
JPMorgan Commodities Strategy Fund, Select Class Shares	—	6,000	—	—	—	431	5,694
JPMorgan Core Plus Bond Fund, Select Class Shares	4,259	10,008	—	8	517	1,695	13,971
JPMorgan Credit Opportunities Fund, Select Class Shares	6,754	—	—	—	232	660	6,747
JPMorgan Dynamic Growth Fund, Select Class Shares	7,730	—	—	—	—	481	9,236
JPMorgan Emerging Economies Fund, Select Class Shares	8,603	20,500	500	(78)	292	2,177	27,016
JPMorgan Emerging Markets Debt Fund, Select Class Shares	27,896	—	19,800	1,511	872	1,110	9,155
JPMorgan Emerging Markets Equity Fund, Select Class Shares	9,669	20,500	500	13	150	1,316	28,830
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	—	10,800	—	—	54	1,032	9,795
JPMorgan Equity Income Fund, Select Class Shares	6,191	8,789	—	89	335	1,472	17,330
JPMorgan Floating Rate Income Fund, Select Class Shares	1,834	15,010	—	10	439	1,679	16,740
JPMorgan Global Natural Resources Fund, Select Class Shares	3,927	1,501	—	—	111	515	4,108
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	—	42,000	—	—	—	2,742	42,522
JPMorgan Government Bond Fund, Select Class Shares	435	6,000	5,500	2	45	80	897
JPMorgan High Yield Fund, Select Class Shares	34,588	168	18,000	1,130	1,726	2,221	17,832
JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,929	23,565	8,000	247	389	3,299	34,339
JPMorgan International Equity Fund, Select Class Shares	24,427	15,000	14,900	2,789	432	1,930	27,638
JPMorgan International Equity Index Fund, Select Class Shares	66,021	4,000	40,600	6,230	1,787	2,118	38,922
JPMorgan Intrepid America Fund, Select Class Shares	204,945	2,000	21,200	1,773	3,709	7,499	224,977
JPMorgan Intrepid Growth Fund, Select Class Shares	96,921	7,000	9,500	1,193	905	3,738	110,338
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	60,223	—	3,300	(141)	620	3,675	71,524
JPMorgan Large Cap Growth Fund, Select Class Shares	145,814	—	8,700	2,812	639	5,814	150,807
JPMorgan Large Cap Value Fund, Select Class Shares	189,970	—	25,900	(5,335)	2,491	15,259	210,886
JPMorgan Latin America Fund, Select Class Shares	4,366	3,000	1,000	(121)	19	360	6,368
JPMorgan Limited Duration Bond Fund, Select Class Shares	1,755	1,000	500	71	24	234	2,306
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	13,037	168,643	156,961	—	12	24,719	24,719
JPMorgan Market Expansion Index Fund, Select Class Shares	93,202	5,129	4,400	5,138	1,216	9,086	111,210
JPMorgan Mid Cap Growth Fund, Select Class Shares	8,265	387	—	386	—	409	10,229
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	27,882	7,400	18,500	(151)	—	1,727	17,167
JPMorgan Research Market Neutral Fund, Select Class Shares	12,559	8,200	12,000	(676)	—	608	9,144
JPMorgan Small Cap Value Fund, Select Class Shares	48,700	—	4,599	728	619	2,271	56,428
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	13,502	—	1	171	1,133	13,423
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	19,733	437	4,899	560	326	1,142	17,723
JPMorgan U.S. Equity Fund, Select Class Shares	235,205	7,940	15,200	5,152	3,113	21,291	272,318

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Investor Growth Fund (continued)
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	$73,497	$3,364	$—	$3,364	$604	3,580	$91,373
JPMorgan Value Advantage Fund, Select Class Shares	9,046	6,065	—	65	168	754	18,637

Total	$1,480,212			$23,910	$22,017		$1,736,162

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Investor Growth & Income Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$16,206	$3,500	$7,500	$(3,548)	$—	644	$7,693
JPMorgan Commodities Strategy Fund, Select Class Shares	—	7,500	—	—	—	539	7,117
JPMorgan Core Bond Fund, Select Class Shares	108,228	21,515	36,999	578	2,625	7,757	90,521
JPMorgan Core Plus Bond Fund, Select Class Shares	151,050	10,790	1	90	5,798	19,261	158,709
JPMorgan Credit Opportunities Fund, Select Class Shares	19,977	—	1	—	687	1,953	19,957
JPMorgan Dynamic Growth Fund, Select Class Shares	10,021	9,000	2,800	235	—	958	18,391
JPMorgan Emerging Economies Fund, Select Class Shares	18,663	17,500	1,600	(301)	407	2,678	33,236
JPMorgan Emerging Markets Debt Fund, Select Class Shares	34,945	—	24,600	1,683	1,082	1,406	11,603
JPMorgan Emerging Markets Equity Fund, Select Class Shares	20,116	16,800	3,000	(276)	196	1,532	33,550
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	—	15,000	—	—	75	1,432	13,586
JPMorgan Equity Income Fund, Select Class Shares	17,537	7,366	—	165	594	2,468	29,045
JPMorgan Floating Rate Income Fund, Select Class Shares	2,343	72,811	—	11	1,240	7,442	74,201
JPMorgan Global Natural Resources Fund, Select Class Shares	5,760	1,500	—	—	148	688	5,481
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	—	72,400	2,000	(145)	—	4,493	69,686
JPMorgan High Yield Fund, Select Class Shares	141,317	862	73,000	2,740	7,588	9,191	73,801
JPMorgan Inflation Managed Bond Fund, Select Class Shares	27,315	47,377	8,499	341	609	6,146	63,977
JPMorgan International Equity Fund, Select Class Shares	19,648	13,500	15,501	2,247	330	1,413	20,236
JPMorgan International Equity Index Fund, Select Class Shares	64,888	1,500	40,600	6,282	1,798	1,927	35,412
JPMorgan Intrepid America Fund, Select Class Shares	233,745	8,000	26,801	3,139	4,385	8,723	261,676
JPMorgan Intrepid Growth Fund, Select Class Shares	84,024	4,600	9,600	964	811	3,158	93,224
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	34,027	4,500	3,600	280	371	2,242	43,623
JPMorgan Large Cap Growth Fund, Select Class Shares	115,577	8,200	9,800	2,405	515	4,832	125,346
JPMorgan Large Cap Value Fund, Select Class Shares	157,070	1,000	35,100	(1,653)	1,980	11,625	160,651
JPMorgan Latin America Fund, Select Class Shares	10,150	1,500	4,900	(873)	30	381	6,752
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	19,679	257,708	185,655	—	19	91,732	91,732
JPMorgan Market Expansion Index Fund, Select Class Shares	96,358	9,682	10,200	6,209	1,284	9,312	113,977
JPMorgan Mid Cap Growth Fund, Select Class Shares	9,638	1,498	1,000	608	—	484	12,113
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	111,151	8,000	46,501	(1,434)	—	7,416	73,718

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	For the year ended June 30, 2013
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/ Loss	Dividend Income	Shares at June 30, 2013	Value at June 30, 2013
Investor Growth & Income Fund (continued)
JPMorgan Research Market Neutral Fund, Select Class Shares	$41,383	$21,500	$10,500	$(782)	$—	3,606	$54,236
JPMorgan Small Cap Value Fund, Select Class Shares	37,231	4,500	9,300	906	469	1,686	41,894
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	48,302	—	2	364	4,041	47,889
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	22,598	578	4,300	585	432	1,413	21,925
JPMorgan U.S. Equity Fund, Select Class Shares	233,828	13,423	28,601	7,906	3,089	20,609	263,588
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	94,698	4,335	6,000	5,456	778	4,375	111,638
JPMorgan Value Advantage Fund, Select Class Shares	16,009	3,584	—	84	218	978	24,168

Total	$1,975,180			$33,904	$37,922		$2,314,352

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of net investment income and realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—		$3,276	$(3,276)
Investor Conservative Growth Fund	(661)		2,715	(2,054)
Investor Growth Fund	—	(a)	1,524	(1,524)
Investor Growth & Income Fund	—	(a)	2,172	(2,172)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to taxable overdistributions (Investor Conservative Growth Fund) and investments in regulated investment companies.

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2013, the annual effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Investor Balanced Fund	0.06%
Investor Conservative Growth Fund	0.06
Investor Growth Fund	0.07
Investor Growth & Income Fund	0.07

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$2,398	$13
Investor Conservative Growth Fund	2,189	11
Investor Growth Fund	726	17
Investor Growth & Income Fund	1,211	16

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$33	$15	$5,369	$5,417
Investor Conservative Growth Fund	28	—	3,933	3,961
Investor Growth Fund	26	241	3,183	3,450
Investor Growth & Income Fund	21	60	3,781	3,862

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$21	$—	$1,163	$1,184
Investor Conservative Growth Fund	14	—	1,795	1,809
Investor Growth Fund	19	28	585	632
Investor Growth & Income Fund	24	—	752	776

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the Underlying Funds. These waivers will be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of the Funds’ net assets.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$886,897	$620,600
Investor Conservative Growth Fund	787,577	444,300
Investor Growth Fund	251,763	243,500
Investor Growth & Income Fund	462,123	422,300

During the year ended June 30, 2013, there were no purchases or sales of U.S. Government securities.

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$3,309,389	$472,390	$25,231	$447,159
Investor Conservative Growth Fund	3,236,390	309,390	20,720	288,670
Investor Growth Fund	1,387,520	359,552	10,910	348,642
Investor Growth & Income Fund	1,971,619	357,919	15,186	342,733

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Investor Balanced Fund	$57,255	$57,255
Investor Conservative Growth Fund	53,342	53,342
Investor Growth Fund	15,236	15,236
Investor Growth & Income Fund	30,289	30,289

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Investor Balanced Fund	$51,109	$51,109
Investor Conservative Growth Fund	50,712	50,712
Investor Growth Fund	10,811	10,811
Investor Growth & Income Fund	25,335	25,335

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$273	$7,775	$447,159
Investor Conservative Growth Fund	—	(8,343)	288,670
Investor Growth Fund	8	(21,417)	348,642
Investor Growth & Income Fund	32	(8,374)	342,733

For the Funds, the cumulative timing differences primarily consist of post-October loss deferral (Investor Balanced Fund and Investor Growth Fund), trustee deferred compensation, distributions payable and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

As of June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Investor Conservative Growth Fund	$—	$4,347	$3,996	$8,343
Investor Growth Fund	—	—	21,417	21,417
Investor Growth & Income Fund	—	—	8,374	8,374

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Total
Investor Balanced Fund	$12,946
Investor Conservative Growth Fund	9,913
Investor Growth Fund	19,275
Investor Growth & Income Fund	26,036

Net capital losses and late year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2013, the following Funds deferred to July 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Investor Balanced Fund	$—	$16	$—
Investor Growth Fund	—	337	—

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Credit Opportunities Fund	97%
JPMorgan Global Natural Resources Fund	89
JPMorgan Multi-Cap Market Neutral Fund	89
JPMorgan Dynamic Growth Fund	88
JPMorgan Large Cap Value Fund	84
JPMorgan Intrepid Growth Fund	63
JPMorgan U.S. Dynamic Plus Fund	63
JPMorgan Intrepid Mid Cap Fund	57
JPMorgan Limited Duration Bond Fund	49
JPMorgan Intrepid America Fund	46
JPMorgan Latin America Fund	42
JPMorgan International Equity Index Fund	40
JPMorgan Core Plus Bond Fund	40
JPMorgan Commodities Strategy Fund	39
JPMorgan Research Market Neutral Fund	33
JPMorgan Emerging Markets Local Currency Debt Fund	32
JPMorgan Market Expansion Enhanced Index Fund	31
JPMorgan Inflation Managed Bond Fund	24
JPMorgan Government Bond Fund	20
JPMorgan Emerging Economies Fund	18
JPMorgan Global Research Enhanced Index Fund	17
JPMorgan U.S. Equity Fund	14
JPMorgan Floating Rate Income Fund	12
JPMorgan Small Cap Value Fund	11

In addition, the Funds each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	41

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013 and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value, June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,050.90	$2.49	0.49%
Hypothetical	1,000.00	1,022.36	2.46	0.49
Class B
Actual	1,000.00	1,047.20	5.18	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class C
Actual	1,000.00	1,047.50	5.13	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01
Select Class
Actual	1,000.00	1,051.30	1.22	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,027.20	2.51	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class B
Actual	1,000.00	1,024.30	5.12	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class C
Actual	1,000.00	1,024.70	5.12	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02
Select Class
Actual	1,000.00	1,028.20	1.26	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value, June 30, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,104.10	$2.56	0.49%
Hypothetical	1,000.00	1,022.36	2.46	0.49
Class B
Actual	1,000.00	1,101.30	5.42	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,101.20	5.37	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Select Class
Actual	1,000.00	1,105.80	1.25	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,072.90	2.52	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Class B
Actual	1,000.00	1,071.00	5.24	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class C
Actual	1,000.00	1,070.40	5.24	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02
Select Class
Actual	1,000.00	1,074.40	1.23	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2013	J.P. MORGAN INVESTOR FUNDS	45

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Investor Balanced Fund	33.69%
Investor Conservative Growth Fund	24.94
Investor Growth Fund	98.93
Investor Growth & Income Fund	52.46

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013 certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.

Each Fund hereby designates the following amount or maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Investor Balanced Fund	$57,255
Investor Conservative Growth Fund	53,342
Investor Growth Fund	15,236
Investor Growth & Income Fund	30,289

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2013, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Investor Balanced Fund	$3,323	$442
Investor Conservative Growth Fund	1,834	236
Investor Growth Fund	2,390	317
Investor Growth & Income Fund	2,592	350

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2012 Form 1099-DIV for the foreign tax paid.

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-INV-613

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2013

JPMorgan Intrepid Advantage Fund (formerly JPMorgan Intrepid Multi Cap Fund)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 26, 2013 (Unaudited)

Dear Shareholder:

While somewhat overshadowed by increased volatility at the end of the reporting period, global equities in aggregate posted strong returns for the twelve months ended June 30, 2013. For much of the period, stocks were supported by solid corporate earnings and robust demand from investors looking to generate higher returns in the low interest rate environment. Despite signaling a potential policy shift in June 2013, the U.S. Federal Reserve (“Fed”) continued to pursue its highly accommodative policies in an attempt to lower unemployment and spur the economy. Central banks overseas also did their part to support their economies. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Elsewhere, the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012.

“We are encouraged by the stock market’s resiliency in the face of recent volatility.”

Positive investor sentiment was temporarily interrupted, however, in May 2013 when Fed Chairman Bernanke indicated that the central bank may begin to “taper” its asset purchase program later this year. This triggered a sharp decline in global equities, although they quickly regained their footing and have continued to rally in July. All told, both U.S. and international developed stocks rose sharply during the twelve months ended June 30, 2013. Emerging market equities produced only modest gains given concerns regarding China’s economy and falling commodity prices.

U.S. Treasury Yields Rise Sharply

Talk of Fed tapering negatively impacted the fixed income markets. While U.S. Treasury security yields continued to be low from a historical perspective, they ended the period sharply higher than when the reporting period began. The yield for 10-year U.S. Treasury securities ended June 30, 2013 at 2.52%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.36% and 3.52%, respectively. Amid the rising interest rate environment, the overall U.S. fixed income market posted a modest decline for the reporting period. In contrast, high yield bonds (also known as junk bonds) posted a strong return and emerging market debt securities also moved higher, albeit to a lesser extent.

Positive Signs for Stocks

Although the global economy is far from robust, it is still on a growth path. The expansion in the U.S. certainly appears to be sustainable and, while Europe remains in a recession, there are indications that its economy may be bottoming. Elsewhere, pro-growth initiatives in Japan have thus far yielded positive results. While growth in China has moderated, we believe the government has the tools at its disposal to avoid a “hard landing.”

We are encouraged by the stock market’s resiliency in the face of recent volatility. In addition, there have been signs that equity market correlations are decreasing, which could create a more favorable environment for active managers. In addition, given the recent sell-off in the bond market, valuations in a number of fixed income sectors have become more attractive.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

Despite periods of heightened volatility and several setbacks, the overall U.S. equity market generated strong results during the twelve months ended June 30, 2013. Supporting the market were overall solid corporate profits, continued economic growth and generally robust investor demand. From an economic perspective, the U.S. housing market showed signs of rebounding and there was some improvement in the labor market. Investor enthusiasm was interrupted late in the reporting period when the U.S. Federal Reserve Board ("Fed") announced in June 2013 that it might begin tapering its asset purchases later in the year. This triggered a rapid sell-off in the overall stock market. However, U.S. equities again rallied in late June, as concerns regarding Fed tapering abated somewhat. The Russell 1000 Index returned 21.24% for the twelve months ended June 30, 2013, while the Russell 3000 Index returned 21.46% for the same period.

U.S. large-cap value stocks outperformed U.S. large-cap growth stocks, as the Russell 1000 Value Index returned 25.32% versus a 17.07% return for the Russell 1000 Growth Index for the twelve months ended June 30, 2013. U.S. mid-cap stocks outperformed U.S. large-cap stocks as the Russell Midcap Index returned 25.41%.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and looking to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, each of the Funds was managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.46%
Russell 3000 Index	21.46%

Net Assets as of 6/30/2013 (In Thousands)	$12,575

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the consumer staples and consumer discretionary sectors was the main contributor to relative performance. The Fund’s stock selection in the information technology and telecommunications services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Constellation Brands, Inc., Cisco Systems, Inc. and Tyson Foods, Inc. Shares of Constellation Brands, Inc., a global manufacturer and distributor of liquor, rallied as the company reached an agreement to acquire the remaining interest in Crown Imports. The market feels this transaction has the potential to be a significant driver of Constellation Brands’ long-term growth. Shares of Cisco Systems, Inc., a manufacturer of networking equipment, rallied due to higher-than- expected earnings during the company’s fiscal third quarter. Tyson Foods, Inc., a leading processor and marketer of chicken, beef and pork, benefited from lower commodity costs and continued expansion into fast-growing markets abroad.

Individual detractors to relative performance included UnitedHealth Group, Inc., Apple, Inc. and Google, Inc. Shares of insurer UnitedHealth Group, Inc. underperformed the Benchmark due, in part, to uncertainty surrounding federal health care reform. Shares in Apple, Inc. fell amid intense competition with rivals and an outlook that fell short of analyst expectations. Shares of Google, Inc., an internet search and technology company, benefited from investors’ optimism surrounding increased spending on internet search advertising. As such, the Fund’s underweight in the stock, relative to the Benchmark, detracted.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.3%
2.	Pfizer, Inc.	2.7
3.	Chevron Corp.	2.6
4.	Microsoft Corp.	2.5
5.	Gap, Inc. (The)	2.2
6.	Cisco Systems, Inc.	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Wells Fargo & Co.	1.8
9.	CVS Caremark Corp.	1.8
10.	Apple, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.1%
Consumer Discretionary	16.6
Information Technology	16.0
Health Care	13.9
Energy	10.2
Industrials	9.3
Consumer Staples	8.7
Materials	2.8
Utilities	2.5
Telecommunication Services	2.4
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		22.21%	6.00%	7.35%
With Sales Charge*		15.80	4.87	6.77
CLASS C SHARES	2/19/05
Without CDSC		21.61	5.48	6.90
With CDSC**		20.61	5.48	6.90
SELECT CLASS SHARES	2/28/03	22.46	6.27	7.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.83%
Russell 1000 Index	21.24%

Net Assets as of 6/30/2013 (In Thousands)	$2,197,794

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the consumer discretionary and materials sectors was the primary contributor to relative performance. The Fund’s stock selection in the information technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Gilead Sciences, Inc., Visa, Inc. and LyondellBasell Industries N.V. Shares of Gilead Sciences, Inc., a biotechnology company that discovers, develops and commercializes therapeutics, rose sharply on solid earnings and profit reports and positive clinical results for several of its drugs. Visa, Inc., the financial services giant, reported solid results as it benefits from the global consumer shift from cash to plastic payments. Shares of LyondellBasell Industries N.V. benefited as the chemical manufacturing company posted strong quarterly earnings.

Individual detractors from relative performance included Google, Inc., Apple, Inc. and Eli Lilly & Co. Shares of Google, Inc., an internet search and technology company, benefited from investors’ optimism surrounding increased spending in internet search advertising. Not having a position in the stock detracted from the Fund's relative performance. Shares in Apple, Inc. fell sharply amid intense competition with rivals and an outlook that fell short of analyst expectations. While the Fund eliminated its position in Apple, Inc. during the reporting period, it was still among its largest detractors from performance. Not having a position in Eli Lilly & Co., a global pharmaceutical company, was a negative for relative performance as its shares outperformed the Benchmark for the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	2.7%
2.	Pfizer, Inc.	2.6
3.	Microsoft Corp.	2.4
4.	Cisco Systems, Inc.	2.3
5.	Exxon Mobil Corp.	2.3
6.	Wells Fargo & Co.	2.2
7.	Honeywell International, Inc.	2.0
8.	Amgen, Inc.	1.9
9.	Oracle Corp.	1.8
10.	Home Depot, Inc. (The)	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.4%
Financials	14.5
Consumer Discretionary	12.5
Health Care	12.3
Industrials	10.1
Energy	9.3
Consumer Staples	8.8
Materials	4.0
Utilities	3.0
Telecommunication Services	2.5
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		22.48%	6.07%	7.74%
With Sales Charge*		16.04	4.93	7.16
CLASS C SHARES	2/19/05
Without CDSC		21.90	5.54	7.28
With CDSC**		20.90	5.54	7.28
CLASS R2 SHARES	11/3/08	22.20	5.83	7.62
CLASS R5 SHARES	5/15/06	23.05	6.56	8.12
SELECT CLASS SHARES	2/28/03	22.83	6.34	7.96

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	18.52%
Russell 1000 Growth Index	17.07%

Net Assets as of 6/30/2013 (In Thousands)	$693,864

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the consumer discretionary and health care sectors contributed to relative performance. The Fund’s stock selection in the telecommunication services and energy sectors detracted from relative performance.

Individual contributors to relative performance included Gilead Sciences, Inc., LyondellBasell Industries, N.V. and Honeywell International, Inc. Shares of Gilead Sciences, Inc., a biotechnology company that discovers, develops and commercializes therapeutics, rose sharply on solid earnings and profit reports and positive clinical results for several of its drugs. LyondellBasell Industries N.V., a chemical manufacturing company, posted strong earnings during the reporting period. Honeywell International, Inc. is a multinational conglomerate that produces a variety of commercial and consumer products, engineering services and aerospace systems. It reported higher margins for many of its products and raised its fiscal year forecasts for revenue and earnings.

Individual detractors to relative performance included Google, Inc., Apple, Inc. and Eli Lilly & Co. Shares of Google, Inc., an internet search and technology company, benefited from investors’ optimism surrounding increased spending in internet search advertising. As such, the Fund’s underweight in the stock, relative to the Benchmark, detracted. Shares in Apple, Inc. fell sharply amid intense competition with rivals and an outlook that fell short of analyst expectations. Shares of Eli Lilly & Co., a global pharmaceutical company, outperformed the Benchmark for the reporting period. However, share value declined during the time that the Fund held the position.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.7%
2.	Home Depot, Inc. (The)	2.9
3.	Oracle Corp.	2.6
4.	Gilead Sciences, Inc.	2.5
5.	Amgen, Inc.	2.3
6.	Honeywell International, Inc.	2.2
7.	Visa, Inc., Class A	2.1
8.	Google, Inc., Class A	1.8
9.	Altria Group, Inc.	1.8
10.	Ingersoll-Rand plc	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.2%
Consumer Discretionary	17.7
Consumer Staples	12.4
Health Care	12.4
Industrials	12.1
Financials	4.9
Energy	4.5
Materials	4.0
Telecommunication Services	1.9
Utilities	0.4
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		18.27%	6.52%	7.86%
With Sales Charge*		12.04	5.38	7.28
CLASS C SHARES	2/19/05
Without CDSC		17.66	6.00	7.41
With CDSC**		16.66	6.00	7.41
CLASS R2 SHARES	11/3/08	17.94	6.27	7.73
CLASS R5 SHARES	5/15/06	18.79	7.01	8.23
SELECT CLASS SHARES	2/28/03	18.52	6.79	8.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursement, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.67%
Russell Midcap Index	25.41%

Net Assets as of 6/30/2013 (In Thousands)	$515,763

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2013. The Fund’s stock selection in the software and services sector and the health services and systems sector was the primary contributor to relative performance. The Fund’s stock selection in the telecommunications and media sectors was the primary detractor.

Individual contributors to relative performance included the Fund’s positions in Constellation Brands, Inc., Western Digital Corp. and LinkedIn Corp. Shares of Constellation Brands, Inc., a global manufacturer and distributor of liquor, rallied as the company reached an agreement to acquire the remaining interest in Crown Imports. The market feels this transaction has the potential to be a significant driver of Constellation Brands’ long-term growth. The Fund was significantly overweight versus the Benchmark in Western Digital Corp., a hard disk drive manufacturer. Its shares reached an all-time high as demand grew for high capacity disk drive and cloud computing solutions. The Fund was also overweight LinkedIn Corp., a networking website for people in professional occupations. The company reported strong revenue and earnings growth during the reporting period.

Individual detractors from relative performance included Frontier Communications Corp., Lorillard Inc. and IAC Interactive Network, Inc. The Fund was overweight Frontier Communications Corp., a communications company providing services primarily to rural areas and small and medium-sized towns and cities in the U.S. Its shares underperformed the Benchmark as the firm reported flat earnings growth during the reporting period. Shares of Lorillard Inc., a cigarette manufacturer, also lagged the Benchmark due to modest revenue and earnings growth. Shares of IAC Interactive Network, Inc., an Internet company with over 50 brands, performed poorly due to increased competition for advertising dollars.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	1.7%
2.	Discover Financial Services	1.7
3.	Macy’s, Inc.	1.7
4.	Alliance Data Systems Corp.	1.5
5.	Campbell Soup Co.	1.4
6.	Western Digital Corp.	1.3
7.	PulteGroup, Inc.	1.3
8.	KAR Auction Services, Inc.	1.3
9.	Activision Blizzard, Inc.	1.3
10.	AmerisourceBergen Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.4%
Information Technology	16.3
Consumer Discretionary	14.1
Industrials	13.8
Health Care	10.7
Consumer Staples	6.7
Utilities	6.3
Energy	6.2
Materials	4.7
Telecommunication Services	1.7
U.S. Treasury Obligations	0.2
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		26.30%	6.91%	9.05%
With Sales Charge*		19.67	5.75	8.47
CLASS B SHARES	9/23/96
Without CDSC		25.51	6.21	8.49
With CDSC**		20.51	5.89	8.49
CLASS C SHARES	3/22/99
Without CDSC		25.51	6.22	8.35
With CDSC***		24.51	6.22	8.35
SELECT CLASS SHARES	6/1/91	26.67	7.17	9.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.30%
Russell 1000 Value Index	25.32%

Net Assets as of 6/30/2013 (In Thousands)	$1,098,120

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the twelve months ended June 30, 2013. The Fund’s stock selection in the materials and consumer discretionary sectors was the main contributor to relative performance. The Fund’s stock selection in the information technology and telecommunications services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in LyondellBasell Industries N.V., Citigroup, Inc. and Marathon Oil, Inc. Shares of LyondellBasell Industries N.V. rallied as the chemical manufacturing company posted strong quarterly earnings during the reporting period. Shares of Citigroup, Inc., a leading global financial holding company, rose amid, among other things, improving business results. Investors also reacted positively to the company’s proposed restructuring plan. Shares of Marathon Oil Corp., a global oil and natural gas producer, moved higher given solid revenue and earnings growth.

Individual detractors to relative performance included Apple, Inc., CF Industries Holdings, Inc. and Best Buy Co., Inc. Shares in Apple, Inc. fell amid intense competition with rivals and an outlook that fell short of analyst expectations. CF Industries Holdings, Inc., a manufacturer and distributor of nitrogen and phosphate fertilizer products, underperformed the Benchmark amid concerns over falling revenues and earnings. Investor sentiment for consumer electronics retailer Best Buy Co., Inc. improved given its restructuring efforts, and its shares rallied as the company reported earnings and sales that exceeded expectations. As such, not having a position in the stock detracted from the Fund's relative performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	5.2%
2.	Pfizer, Inc.	3.7
3.	Wells Fargo & Co.	3.6
4.	Chevron Corp.	3.2
5.	Citigroup, Inc.	3.0
6.	Cisco Systems, Inc.	2.9
7.	Bank of America Corp.	2.4
8.	ConocoPhillips	2.3
9.	AT&T, Inc.	2.2
10.	Allstate Corp. (The)	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.0%
Energy	14.3
Health Care	11.8
Information Technology	9.2
Industrials	8.6
Consumer Discretionary	7.8
Consumer Staples	6.3
Utilities	5.8
Materials	3.2
Telecommunication Services	2.6
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2013. The Fund’s portfolio composition is subject to change.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		26.07%	6.44%	8.42%
With Sales Charge*		19.45	5.30	7.84
CLASS C SHARES	2/19/05
Without CDSC		25.48	5.92	7.97
With CDSC**		24.48	5.92	7.97
CLASS R2 SHARES	11/3/08	25.79	6.20	8.30
CLASS R5 SHARES	5/15/06	26.53	6.87	8.78
CLASS R6 SHARES	11/30/10	26.59	6.89	8.79
SELECT CLASS SHARES	2/28/03	26.30	6.66	8.62

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/03 TO 6/30/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from June 30, 2003 to June 30, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.7%
	Consumer Discretionary — 16.7%
	Auto Components — 0.9%
2	Delphi Automotive plc, (United Kingdom)	115

	Automobiles — 2.9%
13	Ford Motor Co.	202
5	General Motors Co. (a)	160

		362

	Hotels, Restaurants & Leisure — 1.0%
1	Brinker International, Inc.	58
1	Wynn Resorts Ltd.	64

		122

	Household Durables — 0.5%
2	Taylor Morrison Home Corp., Class A (a)	59

	Internet & Catalog Retail — 0.9%
2	Expedia, Inc.	108

	Media — 4.5%
4	Comcast Corp., Class A	187
3	Time Warner, Inc.	195
3	Viacom, Inc., Class B	184

		566

	Specialty Retail — 5.5%
6	Best Buy Co., Inc.	165
7	Gap, Inc. (The)	276
3	Home Depot, Inc. (The)	258

		699

	Textiles, Apparel & Luxury Goods — 0.5%
1	Hanesbrands, Inc.	64

	Total Consumer Discretionary	2,095

	Consumer Staples — 8.7%
	Beverages — 1.0%
1	Constellation Brands, Inc., Class A (a)	68
1	Molson Coors Brewing Co., Class B	58

		126

	Food & Staples Retailing — 3.6%
4	CVS Caremark Corp.	229
3	Walgreen Co.	129
1	Wal-Mart Stores, Inc.	101

		459

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 3.0%
1		Ingredion, Inc.	60
1		JM Smucker Co. (The)	124
8		Tyson Foods, Inc., Class A	196

			380

		Household Products — 1.1%
1		Energizer Holdings, Inc.	136

		Total Consumer Staples	1,101

		Energy — 10.2%
		Energy Equipment & Services — 0.6%
1		National Oilwell Varco, Inc.	76

		Oil, Gas & Consumable Fuels — 9.6%
1		Apache Corp.	80
3		Chevron Corp.	322
2		ConocoPhillips	119
5		Exxon Mobil Corp.	420
2		Marathon Oil Corp.	79
1		Occidental Petroleum Corp.	125
1		Phillips 66	58

			1,203

		Total Energy	1,279

		Financials — 17.2%
		Capital Markets — 2.8%
2		Ameriprise Financial, Inc.	158
1		Bank of New York Mellon Corp. (The)	38
–	(h)	Goldman Sachs Group, Inc. (The)	60
4		Morgan Stanley	92

			348

		Commercial Banks — 2.9%
2		BB&T Corp.	62
7		KeyCorp.	77
6		Wells Fargo & Co.	231

			370

		Consumer Finance — 2.9%
2		Capital One Financial Corp.	156
3		Discover Financial Services	150
2		Nelnet, Inc., Class A	54

			360

		Diversified Financial Services — 2.2%
9		Bank of America Corp.	117
3		Citigroup, Inc.	154

			271

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — 3.5%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	112
1		Chubb Corp. (The)	72
5		CNO Financial Group, Inc.	60
1		Hartford Financial Services Group, Inc.	32
2		Prudential Financial, Inc.	170

			446

		Real Estate Investment Trusts (REITs) — 2.1%
2		Extra Space Storage, Inc.	73
6		RLJ Lodging Trust	142
1		Sovran Self Storage, Inc.	49

			264

		Thrifts & Mortgage Finance — 0.8%
2		Ocwen Financial Corp. (a)	101

		Total Financials	2,160

		Health Care — 13.9%
		Biotechnology — 3.9%
1		Amgen, Inc.	131
4		Gilead Sciences, Inc. (a)	184
2		Quintiles Transnational Holdings, Inc. (a)	81
1		Vertex Pharmaceuticals, Inc. (a)	90

			486

		Health Care Equipment & Supplies — 3.2%
9		Boston Scientific Corp. (a)	82
2		CareFusion Corp. (a)	68
2		Covidien plc, (Ireland)	154
2		Medtronic, Inc.	101

			405

		Health Care Providers & Services — 1.7%
1		Cigna Corp.	81
2		Express Scripts Holding Co. (a)	136

			217

		Pharmaceuticals — 5.1%
2		AbbVie, Inc. (m)	95
1		Johnson & Johnson	122
–	(h)	Merck & Co., Inc.	21
12		Pfizer, Inc.	336
2		Zoetis, Inc.	63

			637

		Total Health Care	1,745

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrials — 9.3%
		Aerospace & Defense — 2.1%
1		Boeing Co. (The)	95
1		Honeywell International, Inc.	55
1		Northrop Grumman Corp.	120

			270

		Air Freight & Logistics — 0.7%
1		United Parcel Service, Inc., Class B	93

		Airlines — 0.7%
3		Delta Air Lines, Inc. (a)	51
1		United Continental Holdings, Inc. (a)	31

			82

		Construction & Engineering — 2.3%
3		AECOM Technology Corp. (a)	91
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	145
1		Fluor Corp.	49

			285

		Industrial Conglomerates — 0.6%
1		Danaher Corp.	76

		Machinery — 2.3%
1		Crane Co.	64
2		Ingersoll-Rand plc, (Ireland)	103
–	(h)	Parker Hannifin Corp.	43
3		Terex Corp. (a)	83

			293

		Professional Services — 0.6%
1		Towers Watson & Co., Class A	74

		Total Industrials	1,173

		Information Technology — 16.0%
		Communications Equipment — 3.4%
11		Cisco Systems, Inc.	262
1		Harris Corp.	42
2		QUALCOMM, Inc.	128

			432

		Computers & Peripherals — 3.0%
1		Apple, Inc.	214
4		Hewlett-Packard Co.	87
1		SanDisk Corp. (a)	75

			376

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet Software & Services — 1.5%
–	(h)	Google, Inc., Class A (a)	121
3		Yahoo!, Inc. (a)	63

			184

		IT Services — 0.7%
3		CoreLogic, Inc. (a)	67
1		CSG Systems International, Inc. (a)	18

			85

		Semiconductors & Semiconductor Equipment — 2.9%
2		Altera Corp.	71
3		Broadcom Corp., Class A	90
2		Freescale Semiconductor Ltd. (a)	24
2		KLA-Tencor Corp.	123
1		Lam Research Corp. (a)	62

			370

		Software — 4.5%
1		Adobe Systems, Inc. (a) (m)	38
9		Microsoft Corp.	314
4		Oracle Corp.	109
3		Rovi Corp. (a)	63
2		Symantec Corp.	48

			572

		Total Information Technology	2,019

		Materials — 2.8%
		Chemicals — 0.9%
3		Axiall Corp.	117

		Containers & Packaging — 0.7%
2		Crown Holdings, Inc. (a)	85

		Paper & Forest Products — 1.2%
2		International Paper Co.	89
5		Louisiana-Pacific Corp. (a)	67

			156

		Total Materials	358

		Telecommunication Services — 2.4%
		Diversified Telecommunication Services — 2.4%
4		AT&T, Inc. (m)	140
5		CenturyLink, Inc.	159

		Total Telecommunication Services	299

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.5%
	Electric Utilities — 0.4%
1	Pinnacle West Capital Corp.	51

	Gas Utilities — 0.9%
3	UGI Corp.	111

	Independent Power Producers & Energy Traders — 0.8%
8	AES Corp. (m)	97

	Water Utilities — 0.4%
1	American Water Works Co., Inc.	51

	Total Utilities	310

	Total Common Stocks (Cost $10,080)	12,539

Short-Term Investment — 0.5%
	Investment Company — 0.5%
64	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $64)	64

	Total Investments — 100.2% (Cost $10,144)	12,603
	Liabilities in Excess of Other Assets — (0.2)%	(28)

	NET ASSETS — 100.0%	$12,575

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 12.5%
	Automobiles — 0.9%
1,299	Ford Motor Co.	20,096

	Diversified Consumer Services — 0.9%
362	H&R Block, Inc.	10,040
487	Service Corp. International	8,773

		18,813

	Hotels, Restaurants & Leisure — 0.8%
235	Brinker International, Inc.	9,262
162	Wyndham Worldwide Corp.	9,254

		18,516

	Household Durables — 1.0%
198	Jarden Corp. (a)	8,682
309	PulteGroup, Inc. (a)	5,862
70	Whirlpool Corp.	8,017

		22,561

	Internet & Catalog Retail — 0.5%
132	Expedia, Inc.	7,946
5	priceline.com, Inc. (a)	4,218

		12,164

	Media — 3.6%
783	Comcast Corp., Class A	32,783
150	Time Warner Cable, Inc.	16,827
62	Time Warner, Inc.	3,608
378	Viacom, Inc., Class B	25,730

		78,948

	Multiline Retail — 2.0%
107	Dillard’s, Inc., Class A	8,746
722	Macy’s, Inc.	34,637

		43,383

	Specialty Retail — 2.4%
73	GameStop Corp., Class A	3,056
254	Gap, Inc. (The)	10,587
496	Home Depot, Inc. (The)	38,448

		52,091

	Textiles, Apparel & Luxury Goods — 0.4%
173	Hanesbrands, Inc.	8,885

	Total Consumer Discretionary	275,457

	Consumer Staples — 8.9%
	Beverages — 0.4%
173	Molson Coors Brewing Co., Class B	8,265

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.4%
461	CVS Caremark Corp.	26,360
621	Walgreen Co.	27,426

		53,786

	Food Products — 3.4%
986	Archer-Daniels-Midland Co.	33,422
69	Campbell Soup Co.	3,086
263	ConAgra Foods, Inc.	9,197
190	General Mills, Inc.	9,216
117	Ingredion, Inc.	7,684
85	JM Smucker Co. (The)	8,809
101	Tyson Foods, Inc., Class A	2,581

		73,995

	Household Products — 1.3%
88	Energizer Holdings, Inc.	8,855
167	Kimberly-Clark Corp.	16,213
82	Spectrum Brands Holdings, Inc.	4,669

		29,737

	Personal Products — 0.4%
148	Nu Skin Enterprises, Inc., Class A	9,027

	Tobacco — 1.0%
272	Altria Group, Inc.	9,517
157	Lorillard, Inc.	6,862
53	Philip Morris International, Inc.	4,574

		20,953

	Total Consumer Staples	195,763

	Energy — 9.3%
	Energy Equipment & Services — 0.1%
50	Schlumberger Ltd.	3,597

	Oil, Gas & Consumable Fuels — 9.2%
352	Anadarko Petroleum Corp.	30,205
505	Chevron Corp.	59,703
585	ConocoPhillips	35,362
561	Exxon Mobil Corp.	50,673
28	Marathon Petroleum Corp.	1,954
154	Phillips 66	9,060
143	Tesoro Corp.	7,503
254	Western Refining, Inc.	7,124

		201,584

	Total Energy	205,181

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 14.6%
	Capital Markets — 1.8%
286	American Capital Ltd. (a)	3,627
122	Ameriprise Financial, Inc.	9,892
136	Goldman Sachs Group, Inc. (The)	20,572
211	Morgan Stanley	5,143

		39,234

	Commercial Banks — 2.2%
1,183	Wells Fargo & Co.	48,841

	Consumer Finance — 1.6%
735	Discover Financial Services	35,011

	Diversified Financial Services — 1.7%
799	Citigroup, Inc.	38,343

	Insurance — 3.9%
59	ACE Ltd., (Switzerland)	5,306
640	Allstate Corp. (The)	30,807
566	CNO Financial Group, Inc.	7,337
71	Everest Re Group Ltd., (Bermuda)	9,132
301	Lincoln National Corp.	10,992
97	RenaissanceRe Holdings Ltd., (Bermuda)	8,401
185	Travelers Cos., Inc. (The)	14,769

		86,744

	Real Estate Investment Trusts (REITs) — 2.9%
211	American Tower Corp.	15,461
211	Extra Space Storage, Inc.	8,851
674	General Growth Properties, Inc.	13,388
222	GEO Group, Inc. (The)	7,544
101	HCP, Inc.	4,567
107	Hospitality Properties Trust	2,823
151	Ventas, Inc.	10,495

		63,129

	Thrifts & Mortgage Finance — 0.5%
28	Nationstar Mortgage Holdings, Inc. (a)	1,041
214	Ocwen Financial Corp. (a)	8,825

		9,866

	Total Financials	321,168

	Health Care — 12.4%
	Biotechnology — 4.3%
436	Amgen, Inc.	43,006
343	Gilead Sciences, Inc. (a)	17,570
429	Vertex Pharmaceuticals, Inc. (a)	34,296

		94,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.0%
222	CareFusion Corp. (a)	8,173
284	Medtronic, Inc.	14,628

		22,801

	Health Care Providers & Services — 2.9%
140	Aetna, Inc.	8,915
154	AmerisourceBergen Corp.	8,570
172	Centene Corp. (a)	9,013
212	Express Scripts Holding Co. (a)	13,103
209	Omnicare, Inc.	9,976
157	WellPoint, Inc.	12,816

		62,393

	Pharmaceuticals — 4.2%
519	Eli Lilly & Co.	25,469
2,087	Pfizer, Inc.	58,467
131	Salix Pharmaceuticals Ltd. (a)	8,632

		92,568

	Total Health Care	272,634

	Industrials — 10.2%
	Aerospace & Defense — 3.6%
557	Honeywell International, Inc.	44,161
99	Huntington Ingalls Industries, Inc.	5,597
358	Northrop Grumman Corp.	29,659

		79,417

	Air Freight & Logistics — 0.1%
18	United Parcel Service, Inc., Class B	1,513

	Airlines — 1.1%
162	Alaska Air Group, Inc. (a)	8,409
119	Delta Air Lines, Inc. (a)	2,217
625	Southwest Airlines Co.	8,056
183	United Continental Holdings, Inc. (a)	5,723

		24,405

	Commercial Services & Supplies — 0.6%
148	Avery Dennison Corp.	6,329
532	Pitney Bowes, Inc.	7,811

		14,140

	Construction & Engineering — 1.2%
314	AECOM Technology Corp. (a)	9,992
175	Chicago Bridge & Iron Co. N.V., (Netherlands)	10,428
161	EMCOR Group, Inc.	6,541

		26,961

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	17

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electrical Equipment — 0.1%
21	Roper Industries, Inc.	2,609

	Industrial Conglomerates — 0.5%
155	Danaher Corp.	9,805

	Machinery — 2.3%
139	Crane Co.	8,341
609	Ingersoll-Rand plc, (Ireland)	33,811
71	Oshkosh Corp. (a)	2,696
65	Stanley Black & Decker, Inc.	5,009

		49,857

	Professional Services — 0.4%
86	Dun & Bradstreet Corp. (The)	8,361

	Road & Rail — 0.3%
92	Norfolk Southern Corp.	6,676

	Total Industrials	223,744

	Information Technology — 19.5%
	Communications Equipment — 2.3%
2,097	Cisco Systems, Inc.	50,988

	Computers & Peripherals — 2.9%
708	Hewlett-Packard Co.	17,546
818	Seagate Technology plc, (Ireland)	36,662
149	Western Digital Corp.	9,251

		63,459

	Internet Software & Services — 1.5%
209	AOL, Inc. (a) (m)	7,621
1,004	Yahoo!, Inc. (a)	25,210

		32,831

	IT Services — 3.6%
48	Alliance Data Systems Corp. (a)	8,653
224	Amdocs Ltd.	8,293
192	Computer Sciences Corp.	8,417
309	CoreLogic, Inc. (a)	7,162
16	MasterCard, Inc., Class A	8,905
208	Visa, Inc., Class A	37,994

		79,424

	Semiconductors & Semiconductor Equipment — 3.2%
492	Applied Materials, Inc.	7,339
416	Avago Technologies Ltd., (Singapore)	15,531
196	Broadcom Corp., Class A	6,624
133	Freescale Semiconductor Ltd. (a)	1,802
513	Lam Research Corp. (a)	22,737

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued

380	ON Semiconductor Corp. (a)	3,069
327	Xilinx, Inc.	12,941

		70,043

	Software — 6.0%
1,545	Microsoft Corp.	53,332
1,295	Oracle Corp.	39,788
335	Rovi Corp. (a)	7,656
1,399	Symantec Corp.	31,442

		132,218

	Total Information Technology	428,963

	Materials — 4.1%
	Chemicals — 3.5%
504	LyondellBasell Industries N.V., (Netherlands), Class A	33,389
106	Monsanto Co.	10,423
227	PPG Industries, Inc.	33,226

		77,038

	Containers & Packaging — 0.3%
111	Greif, Inc., Class A	5,825

	Paper & Forest Products — 0.3%
150	International Paper Co.	6,625

	Total Materials	89,488

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.5%
714	AT&T, Inc. (m)	25,272
191	CenturyLink, Inc.	6,767
439	Verizon Communications, Inc.	22,109

	Total Telecommunication Services	54,148

	Utilities — 3.1%
	Electric Utilities — 1.8%
711	American Electric Power Co., Inc.	31,837
144	Pinnacle West Capital Corp.	8,004

		39,841

	Gas Utilities — 0.5%
251	UGI Corp.	9,817

	Independent Power Producers & Energy Traders — 0.8%
735	AES Corp. (m)	8,813
396	Calpine Corp. (a)	8,415

		17,228

	Total Utilities	66,886

	Total Common Stocks (Cost $1,670,861)	2,133,432

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
79,535	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $79,535)	79,535

	Total Investments — 100.7% (Cost $1,750,396)	2,212,967
	Liabilities in Excess of Other Assets — (0.7)%	(15,173)

	NET ASSETS — 100.0%	$2,197,794

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
813	E-mini S&P 500	09/20/13	$65,012	$(192)

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	19

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 17.8%
	Auto Components — 0.5%
68	Delphi Automotive plc, (United Kingdom)	3,432

	Diversified Consumer Services — 0.8%
100	H&R Block, Inc.	2,778
141	Service Corp. International	2,540

		5,318

	Hotels, Restaurants & Leisure — 2.3%
55	Bally Technologies, Inc. (a)	3,092
84	Brinker International, Inc.	3,324
75	Dunkin’ Brands Group, Inc.	3,199
72	Six Flags Entertainment Corp.	2,524
43	Wyndham Worldwide Corp.	2,432
10	Wynn Resorts Ltd.	1,293

		15,864

	Household Durables — 1.2%
61	Jarden Corp. (a)	2,660
132	PulteGroup, Inc. (a)	2,511
33	Tempur-Sealy International, Inc. (a)	1,449
17	Whirlpool Corp.	1,967

		8,587

	Internet & Catalog Retail — 2.0%
44	Expedia, Inc.	2,671
66	Liberty Ventures, Series A (a)	5,628
7	priceline.com, Inc. (a)	5,872

		14,171

	Media — 4.4%
188	Comcast Corp., Class A	7,886
115	DIRECTV (a)	7,092
30	Scripps Networks Interactive, Inc., Class A	2,009
48	Time Warner Cable, Inc.	5,422
114	Viacom, Inc., Class B	7,765

		30,174

	Multiline Retail — 1.7%
34	Dillard’s, Inc., Class A	2,778
184	Macy’s, Inc.	8,837

		11,615

	Specialty Retail — 4.5%
195	Gap, Inc. (The)	8,142
259	Home Depot, Inc. (The)	20,057
54	TJX Cos., Inc.	2,708

		30,907

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.4%
57	Hanesbrands, Inc.	2,931

	Total Consumer Discretionary	122,999

	Consumer Staples — 12.5%
	Beverages — 3.8%
268	Coca-Cola Co. (The)	10,765
89	Coca-Cola Enterprises, Inc.	3,115
55	Molson Coors Brewing Co., Class B	2,647
123	PepsiCo, Inc.	10,044

		26,571

	Food & Staples Retailing — 2.8%
101	CVS Caremark Corp.	5,752
124	Kroger Co. (The)	4,279
211	Walgreen Co.	9,331

		19,362

	Food Products — 2.8%
75	Campbell Soup Co.	3,346
52	ConAgra Foods, Inc.	1,806
99	General Mills, Inc.	4,785
38	Ingredion, Inc.	2,513
28	JM Smucker Co. (The)	2,909
48	Mead Johnson Nutrition Co.	3,803

		19,162

	Household Products — 0.9%
58	Colgate-Palmolive Co.	3,329
28	Energizer Holdings, Inc.	2,824

		6,153

	Personal Products — 0.4%
49	Nu Skin Enterprises, Inc., Class A	3,013

	Tobacco — 1.8%
352	Altria Group, Inc.	12,310

	Total Consumer Staples	86,571

	Energy — 4.5%
	Energy Equipment & Services — 0.6%
40	Diamond Offshore Drilling, Inc.	2,738
16	Schlumberger Ltd.	1,154

		3,892

	Oil, Gas & Consumable Fuels — 3.9%
88	Anadarko Petroleum Corp.	7,587
39	Chevron Corp.	4,565
58	ConocoPhillips	3,497
53	Exxon Mobil Corp.	4,816
14	Marathon Petroleum Corp.	995

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
71	Oasis Petroleum, Inc. (a)	2,771
13	Phillips 66	760
86	Western Refining, Inc.	2,411

		27,402

	Total Energy	31,294

	Financials — 4.9%
	Capital Markets — 0.3%
60	American Capital Ltd. (a)	763
39	Morgan Stanley	955

		1,718

	Consumer Finance — 1.5%
222	Discover Financial Services	10,571

	Insurance — 0.5%
23	Prudential Financial, Inc.	1,695
7	RenaissanceRe Holdings Ltd., (Bermuda)	642
29	Validus Holdings Ltd., (Bermuda)	1,033

		3,370

	Real Estate Investment Trusts (REITs) — 2.2%
138	American Tower Corp.	10,126
71	Extra Space Storage, Inc.	2,956
34	Ventas, Inc.	2,348

		15,430

	Thrifts & Mortgage Finance — 0.4%
71	Ocwen Financial Corp. (a)	2,943

	Total Financials	34,032

	Health Care — 12.4%
	Biotechnology — 6.8%
159	Amgen, Inc.	15,726
334	Gilead Sciences, Inc. (a)	17,120
34	Pharmacyclics, Inc. (a)	2,686
149	Vertex Pharmaceuticals, Inc. (a)	11,893

		47,425

	Health Care Equipment & Supplies — 0.4%
83	CareFusion Corp. (a)	3,058

	Health Care Providers & Services — 1.7%
51	AmerisourceBergen Corp.	2,858
41	Centene Corp. (a)	2,151
71	Express Scripts Holding Co. (a)	4,374
28	Omnicare, Inc.	1,312
11	WellPoint, Inc.	868

		11,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 3.5%
71	AbbVie, Inc. (m)	2,935
212	Eli Lilly & Co.	10,433
384	Pfizer, Inc.	10,742

		24,110

	Total Health Care	86,156

	Industrials — 12.1%
	Aerospace & Defense — 3.4%
192	Honeywell International, Inc.	15,225
32	Huntington Ingalls Industries, Inc.	1,785
82	Northrop Grumman Corp.	6,806

		23,816

	Air Freight & Logistics — 0.9%
70	United Parcel Service, Inc., Class B	6,080

	Airlines — 0.8%
198	Delta Air Lines, Inc. (a)	3,695
73	United Continental Holdings, Inc. (a)	2,291

		5,986

	Commercial Services & Supplies — 0.6%
197	Pitney Bowes, Inc.	2,896
86	R.R. Donnelley & Sons Co.	1,204

		4,100

	Construction & Engineering — 0.8%
82	AECOM Technology Corp. (a)	2,594
47	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,780

		5,374

	Industrial Conglomerates — 0.8%
86	Danaher Corp.	5,444

	Machinery — 3.8%
221	Ingersoll-Rand plc, (Ireland)	12,242
19	Middleby Corp. (a)	3,283
46	Oshkosh Corp. (a)	1,731
42	Parker Hannifin Corp.	4,026
57	Pentair Ltd., (Switzerland)	3,303
21	Stanley Black & Decker, Inc.	1,639

		26,224

	Professional Services — 0.4%
28	Dun & Bradstreet Corp. (The)	2,690

	Road & Rail — 0.6%
29	Union Pacific Corp.	4,412

	Total Industrials	84,126

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 27.3%
	Communications Equipment — 1.9%
441	Cisco Systems, Inc.	10,716
37	QUALCOMM, Inc.	2,266

		12,982

	Computers & Peripherals — 3.7%
12	Apple, Inc.	4,614
154	Hewlett-Packard Co.	3,822
73	NetApp, Inc. (a)	2,743
260	Seagate Technology plc, (Ireland)	11,660
47	Western Digital Corp.	2,931

		25,770

	Internet Software & Services — 3.5%
70	AOL, Inc. (a) (m)	2,543
14	Google, Inc., Class A (a)	12,501
372	Yahoo!, Inc. (a)	9,346

		24,390

	IT Services — 5.0%
18	Alliance Data Systems Corp. (a)	3,213
62	Computer Sciences Corp.	2,692
102	CoreLogic, Inc. (a)	2,371
44	International Business Machines Corp.	8,361
62	NeuStar, Inc., Class A (a)	3,023
81	Visa, Inc., Class A	14,766

		34,426

	Semiconductors & Semiconductor Equipment — 3.2%
157	Applied Materials, Inc.	2,347
147	Avago Technologies Ltd., (Singapore)	5,506
61	Broadcom Corp., Class A	2,070
41	Freescale Semiconductor Ltd. (a)	554
145	Lam Research Corp. (a)	6,438
133	ON Semiconductor Corp. (a)	1,072
109	Xilinx, Inc.	4,325

		22,312

	Software — 10.0%
77	Adobe Systems, Inc. (a) (m)	3,499
93	Aspen Technology, Inc. (a)	2,683
958	Microsoft Corp.	33,068
598	Oracle Corp.	18,355
113	Rovi Corp. (a)	2,590
422	Symantec Corp.	9,480

		69,675

	Total Information Technology	189,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 4.0%
	Chemicals — 3.6%
17	CF Industries Holdings, Inc.	2,933
117	LyondellBasell Industries N.V., (Netherlands), Class A	7,779
74	Monsanto Co.	7,341
48	PPG Industries, Inc.	7,010

		25,063

	Containers & Packaging — 0.4%
61	Silgan Holdings, Inc.	2,874

	Total Materials	27,937

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
270	AT&T, Inc. (m)	9,548
100	CenturyLink, Inc.	3,550

	Total Telecommunication Services	13,098

	Utilities — 0.4%
	Gas Utilities — 0.4%
75	UGI Corp.	2,945

	Total Common Stocks (Cost $535,090)	678,713

Short-Term Investment — 2.5%
	Investment Company — 2.5%
17,525	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030%, (b) (l) (m) (Cost $17,525)	17,525

	Total Investments — 100.3% (Cost $552,615)	696,238
	Liabilities in Excess of Other Assets — (0.3)%	(2,374)

	NET ASSETS — 100.0%	$693,864

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
232	E-mini S&P 500	09/20/2013	$18,552	$211

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.8%
	Consumer Discretionary — 14.1%
	Auto Components — 0.5%
37	Delphi Automotive plc, (United Kingdom)	1,850
14	TRW Automotive Holdings Corp. (a)	904

		2,754

	Distributors — 0.5%
3	Genuine Parts Co.	227
98	LKQ Corp. (a)	2,531

		2,758

	Diversified Consumer Services — 0.9%
268	Service Corp. International	4,834

	Hotels, Restaurants & Leisure — 1.8%
74	Brinker International, Inc.	2,934
114	Wyndham Worldwide Corp.	6,501

		9,435

	Household Durables — 2.2%
51	Jarden Corp. (a)	2,240
68	Leggett & Platt, Inc.	2,102
362	PulteGroup, Inc. (a)	6,867
4	Tupperware Brands Corp.	318

		11,527

	Internet & Catalog Retail — 1.8%
9	Expedia, Inc.	560
43	Groupon, Inc. (a)	368
73	Liberty Ventures, Series A, (a)	6,231
10	Netflix, Inc. (a)	2,005

		9,164

	Leisure Equipment & Products — 0.2%
17	Mattel, Inc.	757

	Media — 0.3%
14	AMC Networks, Inc., Class A (a) (m)	903
15	Cinemark Holdings, Inc.	410

		1,313

	Multiline Retail — 2.2%
20	Dillard’s, Inc., Class A	1,623
18	Dollar Tree, Inc. (a)	925
183	Macy’s, Inc.	8,770

		11,318

	Specialty Retail — 3.2%
6	CST Brands, Inc. (a)	194
42	Foot Locker, Inc.	1,482
76	GameStop Corp., Class A	3,205

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
85	Gap, Inc. (The)	3,547
24	O’Reilly Automotive, Inc. (a)	2,703
27	Ross Stores, Inc.	1,763
39	TJX Cos., Inc.	1,937
35	Urban Outfitters, Inc. (a)	1,404

		16,235

	Textiles, Apparel & Luxury Goods — 0.5%
6	Carter’s, Inc.	422
32	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,985

		2,407

	Total Consumer Discretionary	72,502

	Consumer Staples — 6.7%
	Beverages — 0.8%
79	Constellation Brands, Inc., Class A (a)	4,107

	Food & Staples Retailing — 0.6%
93	Kroger Co. (The)	3,212

	Food Products — 3.3%
158	Campbell Soup Co.	7,086
91	Ingredion, Inc.	5,952
153	Tyson Foods, Inc., Class A	3,939

		16,977

	Personal Products — 0.2%
63	Coty, Inc., Class A (a)	1,079

	Tobacco — 1.8%
204	Lorillard, Inc.	8,890

	Total Consumer Staples	34,265

	Energy — 6.2%
	Energy Equipment & Services — 1.6%
8	Baker Hughes, Inc.	378
14	Dresser-Rand Group, Inc. (a)	810
17	National Oilwell Varco, Inc.	1,151
57	Oil States International, Inc. (a)	5,276
9	Unit Corp. (a)	396

		8,011

	Oil, Gas & Consumable Fuels — 4.6%
22	Cabot Oil & Gas Corp.	1,527
35	Cimarex Energy Co.	2,258
10	Continental Resources, Inc. (a)	878
75	Energen Corp.	3,930
45	EQT Corp.	3,532
18	Marathon Petroleum Corp.	1,279
59	Murphy Oil Corp.	3,586

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels— Continued
38	Newfield Exploration Co. (a)	896
36	Noble Energy, Inc.	2,156
64	Peabody Energy Corp.	937
34	Tesoro Corp.	1,800
34	Valero Energy Corp.	1,172

		23,951

	Total Energy	31,962

	Financials — 18.4%
	Capital Markets — 1.2%
28	Affiliated Managers Group, Inc. (a) (m)	4,508
138	American Capital Ltd. (a)	1,750

		6,258

	Commercial Banks — 2.5%
12	BankUnited, Inc.	307
18	BOK Financial Corp.	1,146
95	Huntington Bancshares, Inc.	745
202	KeyCorp	2,232
8	M&T Bank Corp.	905
122	Regions Financial Corp.	1,161
30	Signature Bank (a)	2,457
47	SVB Financial Group (a)	3,933

		12,886

	Consumer Finance — 1.7%
187	Discover Financial Services	8,885

	Diversified Financial Services — 0.3%
42	NASDAQ OMX Group, Inc. (The)	1,385

	Insurance — 4.7%
25	Allied World Assurance Co. Holdings AG, (Switzerland)	2,315
70	American Financial Group, Inc.	3,419
22	Aon plc, (United Kingdom)	1,384
26	Arch Capital Group Ltd., (Bermuda) (a)	1,324
24	Assurant, Inc.	1,224
114	Assured Guaranty Ltd., (Bermuda)	2,524
16	Axis Capital Holdings Ltd., (Bermuda)	742
7	Everest Re Group Ltd., (Bermuda)	949
45	Hartford Financial Services Group, Inc.	1,398
31	Lincoln National Corp.	1,134
41	Principal Financial Group, Inc.	1,550
40	Protective Life Corp.	1,536
14	Torchmark Corp.	915

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
96	Unum Group	2,814
32	Validus Holdings Ltd., (Bermuda)	1,152

		24,380

	Real Estate Investment Trusts (REITs) — 7.7%
15	American Capital Agency Corp.	352
83	Annaly Capital Management, Inc.	1,047
76	Apartment Investment & Management Co., Class A	2,295
3	AvalonBay Communities, Inc.	378
73	Brandywine Realty Trust	992
14	Camden Property Trust	961
24	Chimera Investment Corp.	73
45	CommonWealth REIT	1,037
50	DDR Corp.	824
54	Digital Realty Trust, Inc.	3,306
43	Douglas Emmett, Inc. (m)	1,065
282	Duke Realty Corp.	4,399
20	Equity Residential	1,144
19	Extra Space Storage, Inc.	792
41	Health Care REIT, Inc.	2,775
145	Hospitality Properties Trust	3,817
97	Host Hotels & Resorts, Inc.	1,630
25	Mack-Cali Realty Corp.	620
15	Mid-America Apartment Communities, Inc.	996
38	Post Properties, Inc.	1,886
66	Retail Properties of America, Inc., Class A	940
8	SL Green Realty Corp.	679
34	Taubman Centers, Inc.	2,533
37	Ventas, Inc.	2,548
35	WP Carey, Inc.	2,289

		39,378

	Real Estate Management & Development — 0.3%
3	Jones Lang LaSalle, Inc.	237
69	St. Joe Co. (The) (a)	1,461

		1,698

	Total Financials	94,870

	Health Care — 10.7%
	Biotechnology — 3.3%
36	Alexion Pharmaceuticals, Inc. (a)	3,293
37	BioMarin Pharmaceutical, Inc. (a)	2,042
51	Medivation, Inc. (a)	2,524
23	Pharmacyclics, Inc. (a)	1,844

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
60	Quintiles Transnational Holdings, Inc. (a)	2,553
62	Vertex Pharmaceuticals, Inc. (a)	4,984

		17,240

	Health Care Equipment & Supplies — 2.3%
204	Alere, Inc. (a)	5,001
12	Cooper Cos., Inc. (The)	1,369
95	Hologic, Inc. (a)	1,828
52	Zimmer Holdings, Inc.	3,919

		12,117

	Health Care Providers & Services — 3.9%
118	AmerisourceBergen Corp.	6,571
43	Catamaran Corp. (a)	2,115
75	Community Health Systems, Inc.	3,497
79	HCA Holdings, Inc.	2,860
58	Humana, Inc.	4,877

		19,920

	Life Sciences Tools & Services — 0.7%
46	Life Technologies Corp. (a)	3,382

	Pharmaceuticals — 0.5%
21	Perrigo Co.	2,565

	Total Health Care	55,224

	Industrials — 13.7%
	Aerospace & Defense — 1.7%
17	Alliant Techsystems, Inc.	1,408
86	Huntington Ingalls Industries, Inc.	4,881
28	L-3 Communications Holdings, Inc.	2,435
3	Northrop Grumman Corp.	273

		8,997

	Airlines — 0.6%
24	Copa Holdings S.A., (Panama), Class A	3,173

	Commercial Services & Supplies — 1.4%
291	KAR Auction Services, Inc.	6,662
43	R.R. Donnelley & Sons Co.	600

		7,262

	Construction & Engineering — 2.6%
194	AECOM Technology Corp. (a) (m)	6,180
42	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,530
79	KBR, Inc.	2,567
45	URS Corp.	2,144

		13,421

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.0%
30	Babcock & Wilcox Co. (The)	901
40	Hubbell, Inc., Class B	3,980
7	Regal-Beloit Corp.	467

		5,348

	Machinery — 4.5%
48	AGCO Corp. (m)	2,424
10	Gardner Denver, Inc.	729
80	Ingersoll-Rand plc, (Ireland)	4,431
31	Lincoln Electric Holdings, Inc.	1,758
28	Oshkosh Corp. (a)	1,075
67	Parker Hannifin Corp.	6,425
73	Timken Co.	4,131
36	Toro Co. (The)	1,617
7	WABCO Holdings, Inc. (a)	515

		23,105

	Marine — 0.3%
17	Kirby Corp. (a)	1,344

	Professional Services — 1.0%
91	Manpower, Inc.	5,003

	Road & Rail — 0.5%
71	CSX Corp.	1,645
18	Landstar System, Inc.	927

		2,572

	Trading Companies & Distributors — 0.1%
19	Air Lease Corp.	519

	Total Industrials	70,744

	Information Technology — 16.3%
	Communications Equipment — 0.6%
38	Harris Corp.	1,864
24	Motorola Solutions, Inc.	1,397

		3,261

	Computers & Peripherals — 1.4%
112	Western Digital Corp.	6,954

	Electronic Equipment, Instruments & Components — 1.8%
54	Arrow Electronics, Inc. (a)	2,140
101	Avnet, Inc. (a)	3,407
96	CDW Corp. (a)	1,790
25	Tech Data Corp. (a)	1,168
60	Vishay Intertechnology, Inc. (a)	829

		9,334

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — 1.1%
31	LinkedIn Corp., Class A (a)	5,438

	IT Services — 4.1%
44	Alliance Data Systems Corp. (a)	7,956
43	Booz Allen Hamilton Holding Corp.	744
138	Computer Sciences Corp.	6,060
19	DST Systems, Inc.	1,222
42	Fidelity National Information Services, Inc.	1,803
47	Lender Processing Services, Inc.	1,520
110	VeriFone Systems, Inc. (a)	1,841

		21,146

	Office Electronics — 0.7%
403	Xerox Corp.	3,655

	Semiconductors & Semiconductor Equipment — 2.8%
18	Analog Devices, Inc.	811
167	Applied Materials, Inc.	2,494
23	KLA-Tencor Corp.	1,276
21	Lam Research Corp. (a)	918
190	LSI Corp. (a)	1,357
355	Marvell Technology Group Ltd., (Bermuda)	4,156
149	NVIDIA Corp.	2,096
86	Teradyne, Inc. (a)	1,508

		14,616

	Software — 3.8%
461	Activision Blizzard, Inc. (m)	6,574
10	Autodesk, Inc. (a)	326
209	CA, Inc.	5,978
28	Cadence Design Systems, Inc. (a)	410
44	Rovi Corp. (a)	998
187	Symantec Corp.	4,195
32	Synopsys, Inc. (a)	1,126

		19,607

	Total Information Technology	84,011

	Materials — 4.7%
	Chemicals — 2.3%
17	CF Industries Holdings, Inc.	2,950
33	Huntsman Corp.	538
41	PPG Industries, Inc.	5,996
34	Valspar Corp. (The)	2,205

		11,689

	Containers & Packaging — 0.6%
30	Crown Holdings, Inc. (a)	1,234
7	Greif, Inc., Class A	369

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
5	Rock Tenn Co., Class A	539
48	Sealed Air Corp.	1,154

		3,296

	Metals & Mining — 0.9%
11	Nucor Corp.	477
56	Reliance Steel & Aluminum Co.	3,671
48	Steel Dynamics, Inc.	714

		4,862

	Paper & Forest Products — 0.9%
23	Domtar Corp., (Canada)	1,550
68	International Paper Co.	2,995

		4,545

	Total Materials	24,392

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.9%
1,198	Frontier Communications Corp.	4,851

	Wireless Telecommunication Services — 0.8%
34	Crown Castle International Corp. (a)	2,432
22	SBA Communications Corp., Class A (a)	1,653

		4,085

	Total Telecommunication Services	8,936

	Utilities — 6.3%
	Electric Utilities — 0.2%
32	NV Energy, Inc.	760
7	Pinnacle West Capital Corp.	399

		1,159

	Gas Utilities — 0.6%
75	UGI Corp.	2,937

	Independent Power Producers & Energy Traders — 0.8%
363	AES Corp. (m)	4,351

	Multi-Utilities — 4.7%
36	Alliant Energy Corp.	1,813
51	Ameren Corp.	1,756
156	CenterPoint Energy, Inc.	3,655
68	CMS Energy Corp.	1,850
33	Consolidated Edison, Inc.	1,948
58	DTE Energy Co.	3,866
45	MDU Resources Group, Inc.	1,156
44	SCANA Corp.	2,146

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Multi-Utilities — Continued
53	Sempra Energy	4,358
96	TECO Energy, Inc.	1,644

		24,192

	Total Utilities	32,639

	Total Common Stocks (Cost $368,288)	509,545

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
810	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (Cost $810)	810

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.9%
	Investment Company — 0.9%
4,512	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $4,512)	4,512

	Total Investments — 99.8% (Cost $373,610)	514,867
	Other Assets in Excess of Liabilities — 0.2%	896

	NET ASSETS — 100.0%	$515,763

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
53	S&P Mid Cap 400	09/20/2013	$6,137	$31

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 7.8%
	Auto Components — 0.4%
56	Delphi Automotive plc, (United Kingdom)	2,823
70	Goodyear Tire & Rubber Co. (The) (a)	1,066

		3,889

	Automobiles — 1.4%
973	Ford Motor Co.	15,052

	Diversified Consumer Services — 0.3%
121	H&R Block, Inc.	3,344

	Household Durables — 1.1%
105	Jarden Corp. (a)	4,614
176	PulteGroup, Inc. (a)	3,333
39	Whirlpool Corp.	4,460

		12,407

	Media — 3.1%
232	CBS Corp. (Non-Voting), Class B	11,338
196	Gannett Co., Inc.	4,793
67	Time Warner Cable, Inc.	7,514
20	Time Warner, Inc.	1,150
145	Viacom, Inc., Class B	9,833

		34,628

	Multiline Retail — 0.4%
51	Dillard’s, Inc., Class A	4,172

	Specialty Retail — 1.1%
124	GameStop Corp., Class A	5,216
171	Gap, Inc. (The)	7,136

		12,352

	Total Consumer Discretionary	85,844

	Consumer Staples — 6.3%
	Beverages — 0.4%
88	Molson Coors Brewing Co., Class B	4,188

	Food & Staples Retailing — 1.8%
255	CVS Caremark Corp.	14,558
164	Kroger Co. (The)	5,654

		20,212

	Food Products — 1.7%
415	Archer-Daniels-Midland Co.	14,066
30	Ingredion, Inc.	1,975
113	Tyson Foods, Inc., Class A	2,910

		18,951

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.5%
53	Energizer Holdings, Inc.	5,277
35	Kimberly-Clark Corp.	3,361
94	Procter & Gamble Co. (The)	7,229

		15,867

	Personal Products — 0.9%
108	Herbalife Ltd., (Cayman Islands)	4,870
88	Nu Skin Enterprises, Inc., Class A	5,397

		10,267

	Total Consumer Staples	69,485

	Energy — 14.3%
	Energy Equipment & Services — 0.2%
25	Schlumberger Ltd.	1,820

	Oil, Gas & Consumable Fuels — 14.1%
298	Chevron Corp.	35,260
412	ConocoPhillips	24,908
629	Exxon Mobil Corp.	56,821
560	Marathon Oil Corp.	19,368
80	Marathon Petroleum Corp.	5,649
126	Phillips 66	7,444
52	Tesoro Corp.	2,731
117	Western Refining, Inc.	3,276

		155,457

	Total Energy	157,277

	Financials — 27.1%
	Capital Markets — 3.4%
334	American Capital Ltd. (a)	4,229
179	Ameriprise Financial, Inc.	14,461
108	Goldman Sachs Group, Inc. (The)	16,328
107	Morgan Stanley	2,609

		37,627

	Commercial Banks — 5.2%
172	BB&T Corp.	5,838
393	CapitalSource, Inc.	3,682
321	Fifth Third Bancorp	5,799
32	PNC Financial Services Group, Inc.	2,332
951	Wells Fargo & Co.	39,266

		56,917

	Consumer Finance — 1.8%
411	Discover Financial Services	19,575

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 5.3%
2,025	Bank of America Corp.	26,047
680	Citigroup, Inc.	32,605

		58,652

	Insurance — 7.1%
54	Allied World Assurance Co. Holdings AG, (Switzerland)	4,964
415	Allstate Corp. (The)	19,951
93	Chubb Corp. (The)	7,864
124	Lincoln National Corp.	4,508
48	PartnerRe Ltd., (Bermuda)	4,383
230	Prudential Financial, Inc.	16,812
49	RenaissanceRe Holdings Ltd., (Bermuda)	4,235
75	Torchmark Corp.	4,859
131	Travelers Cos., Inc. (The)	10,485

		78,061

	Real Estate Investment Trusts (REITs) — 3.9%
205	Annaly Capital Management, Inc.	2,574
326	Brandywine Realty Trust	4,404
194	CBL & Associates Properties, Inc.	4,160
131	Douglas Emmett, Inc. (m)	3,261
81	EPR Properties	4,092
121	Extra Space Storage, Inc.	5,090
165	Hospitality Properties Trust	4,344
214	Piedmont Office Realty Trust, Inc., Class A	3,832
62	Realty Income Corp.	2,582
120	Ventas, Inc.	8,314

		42,653

	Thrifts & Mortgage Finance — 0.4%
106	Ocwen Financial Corp. (a)	4,386

	Total Financials	297,871

	Health Care — 11.8%
	Biotechnology — 1.4%
159	Amgen, Inc.	15,687

	Health Care Equipment & Supplies — 1.4%
64	CareFusion Corp. (a)	2,373
251	Medtronic, Inc.	12,924

		15,297

	Health Care Providers & Services — 4.5%
259	Aetna, Inc.	16,451
79	AmerisourceBergen Corp.	4,427
97	Community Health Systems, Inc.	4,529

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
96	Omnicare, Inc.	4,561
241	WellPoint, Inc.	19,699

		49,667

	Pharmaceuticals — 4.5%
113	Endo Health Solutions, Inc. (a)	4,164
144	Mylan, Inc. (a)	4,478
1,446	Pfizer, Inc.	40,492

		49,134

	Total Health Care	129,785

	Industrials — 8.7%
	Aerospace & Defense — 1.8%
193	General Dynamics Corp.	15,126
57	Northrop Grumman Corp.	4,744

		19,870

	Airlines — 0.5%
62	Alaska Air Group, Inc. (a)	3,203
78	Delta Air Lines, Inc. (a)	1,450
38	United Continental Holdings, Inc. (a)	1,174

		5,827

	Commercial Services & Supplies — 0.8%
99	Avery Dennison Corp.	4,212
271	Pitney Bowes, Inc.	3,975

		8,187

	Construction & Engineering — 0.4%
137	AECOM Technology Corp. (a)	4,352

	Industrial Conglomerates — 0.5%
213	General Electric Co.	4,932

	Machinery — 4.5%
60	Crane Co.	3,611
156	Illinois Tool Works, Inc.	10,763
293	Ingersoll-Rand plc, (Ireland)	16,251
114	Oshkosh Corp. (a)	4,344
65	Parker Hannifin Corp.	6,163
58	Stanley Black & Decker, Inc.	4,445
157	Terex Corp. (a)	4,118

		49,695

	Road & Rail — 0.2%
17	Union Pacific Corp.	2,607

	Total Industrials	95,470

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 9.3%
	Communications Equipment — 2.9%
1,319	Cisco Systems, Inc.	32,065

	Computers & Peripherals — 2.0%
588	Hewlett-Packard Co.	14,570
111	Western Digital Corp.	6,861

		21,431

	Internet Software & Services — 0.4%
110	AOL, Inc. (a)	4,013

	IT Services — 0.8%
14	Amdocs Ltd.	527
97	Computer Sciences Corp.	4,254
155	CoreLogic, Inc. (a)	3,598

		8,379

	Semiconductors & Semiconductor Equipment — 2.9%
260	Applied Materials, Inc.	3,871
142	Avago Technologies Ltd., (Singapore)	5,289
76	Broadcom Corp., Class A	2,549
72	Freescale Semiconductor Ltd. (a)	980
114	Intel Corp.	2,761
215	Lam Research Corp. (a)	9,546
244	ON Semiconductor Corp. (a)	1,971
122	Xilinx, Inc.	4,848

		31,815

	Software — 0.3%
167	Rovi Corp. (a)	3,807

	Total Information Technology	101,510

	Materials — 3.2%
	Chemicals — 1.7%
262	LyondellBasell Industries N.V., (Netherlands), Class A	17,360
9	PPG Industries, Inc.	1,347

		18,707

	Paper & Forest Products — 1.5%
38	Domtar Corp., (Canada)	2,554
239	International Paper Co.	10,577
223	Louisiana-Pacific Corp. (a)	3,301

		16,432

	Total Materials	35,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
695	AT&T, Inc.	24,596
121	CenturyLink, Inc.	4,275

	Total Telecommunication Services	28,871

	Utilities — 5.8%
	Electric Utilities — 3.5%
382	American Electric Power Co., Inc.	17,115
80	Cleco Corp.	3,714
62	Edison International	2,996
143	NextEra Energy, Inc.	11,644
49	Pinnacle West Capital Corp.	2,690

		38,159

	Gas Utilities — 0.4%
118	UGI Corp.	4,595

	Independent Power Producers & Energy Traders — 0.4%
399	AES Corp. (m)	4,787

	Multi-Utilities — 1.5%
198	CenterPoint Energy, Inc.	4,661
61	Consolidated Edison, Inc.	3,551
100	Sempra Energy	8,143

		16,355

	Total Utilities	63,896

	Total Common Stocks (Cost $842,427)	1,065,148

Short-Term Investment — 3.4%
	Investment Company — 3.4%
36,995	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.030% (b) (l) (m) (Cost $36,995)	36,995

	Total Investments — 100.4% (Cost $879,422)	1,102,143
	Liabilities in Excess of Other Assets — (0.4)%	(4,023)

	NET ASSETS — 100.0%	$1,098,120

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	31

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
397	E-mini S&P 500	09/20/2013	$31,746	$(25)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2013

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$12,539		$2,133,432	$678,713
Investments in affiliates, at value	64		79,535	17,525

Total investment securities, at value	12,603		2,212,967	696,238
Deposits at broker for futures contracts	—		3,700	1,115
Receivables:
Investment securities sold	370		96,776	45,738
Fund shares sold	—	(a)	553	306
Interest and dividends from non-affiliates	9		1,422	478
Dividends from affiliates	—	(a)	2	—	(a)

Total Assets	12,982		2,315,420	743,875

LIABILITIES:
Payables:
Investment securities purchased	364		100,705	32,210
Fund shares redeemed	—	(a)	14,707	17,042
Variation margin on futures contracts	—		373	84
Accrued liabilities:
Investment advisory fees	—		1,183	383
Administration fees	—		154	50
Shareholder servicing fees	—		325	121
Distribution fees	3		23	17
Custodian and accounting fees	7		22	11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	3	—	(a)
Audit Fees	25		25	25
Other	8		106	68

Total Liabilities	407		117,626	50,011

Net Assets	$12,575		$2,197,794	$693,864

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$14,481	$1,976,240	$905,685
Accumulated undistributed (distributions in excess of) net investment income	38	12,131	2,380
Accumulated net realized gains (losses)	(4,403)	(252,956)	(358,035)
Net unrealized appreciation/depreciation	2,459	462,379	143,834

Total Net Assets	$12,575	$2,197,794	$693,864

Net Assets:
Class A	$8,765	$87,954	$33,582
Class C	2,294	7,336	15,462
Class R2	—	170	603
Class R5	—	710,586	105,839
Select Class	1,516	1,391,748	538,378

Total	$12,575	$2,197,794	$693,864

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	343	2,956	1,144
Class C	92	248	534
Class R2	—	6	21
Class R5	—	23,734	3,599
Select Class	59	46,398	18,236

Net Asset Value (a):
Class A — Redemption price per share	$25.54	$29.76	$29.36
Class C — Offering price per share (b)	25.14	29.53	28.93
Class R2 — Offering and redemption price per share	—	29.43	28.91
Class R5 — Offering and redemption price per share	—	29.94	29.41
Select Class — Offering and redemption price per share	25.65	30.00	29.52
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.96	$31.41	$30.99

Cost of investments in non-affiliates	$10,080	$1,670,861	$535,090
Cost of investments in affiliates	64	79,535	17,525

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$510,355		$1,065,148
Investments in affiliates, at value	4,512		36,995

Total investment securities, at value	514,867		1,102,143
Deposits at broker for futures contracts	—		1,560
Receivables:
Investment securities sold	24,993		35,760
Fund shares sold	302		2,957
Interest and dividends from non-affiliates	627		882
Dividends from affiliates	—	(a)	1
Variation margin on futures contracts	4		—

Total Assets	540,793		1,143,303

LIABILITIES:
Payables:
Distributions	567		828
Investment securities purchased	23,362		42,502
Fund shares redeemed	430		790
Variation margin on futures contracts	—		164
Accrued liabilities:
Investment advisory fees	277		456
Administration fees	36		—
Shareholder servicing fees	85		205
Distribution fees	57		31
Custodian and accounting fees	10		13
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)
Other	205		194

Total Liabilities	25,030		45,183

Net Assets	$515,763		$1,098,120

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$405,796	$948,864
Accumulated undistributed (distributions in excess of) net investment income	(487)	(638)
Accumulated net realized gains (losses)	(30,834)	(72,802)
Net unrealized appreciation /depreciation	141,288	222,696

Total Net Assets	$515,763	$1,098,120

Net Assets:
Class A	$144,405	$71,116
Class B	7,451	—
Class C	36,073	25,538
Class R2	—	934
Class R5	—	62,685
Class R6	—	10,875
Select Class	327,834	926,972

Total	$515,763	$1,098,120

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,684	2,389
Class B	442	—
Class C	2,139	865
Class R2	—	32
Class R5	—	2,096
Class R6	—	364
Select Class	16,851	31,050

Net Asset Value (a):
Class A — Redemption price per share	$18.79	$29.76
Class B — Offering price per share (b)	16.86	—
Class C — Offering price per share (b)	16.87	29.52
Class R2 — Offering and redemption price per share	—	29.69
Class R5 — Offering and redemption price per share	—	29.91
Class R6 — Offering and redemption price per share	—	29.91
Select Class — Offering and redemption price per share	19.45	29.85
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.83	$31.41

Cost of investments in non-affiliates	$369,098	$842,427
Cost of investments in affiliates	4,512	36,995

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

(Amounts in thousands)

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$244	$49,847	$13,830
Dividend income from affiliates	— (a)	49	16

Total investment income	244	49,896	13,846

EXPENSES:
Investment advisory fees	73	13,042	4,479
Administration fees	10	1,709	587
Distribution fees:
Class A	19	184	81
Class C	16	53	110
Class R2	—	1	3
Shareholder servicing fees:
Class A	19	184	81
Class C	5	18	37
Class R2	—	— (a)	1
Class R5	—	275	57
Select Class	4	3,437	1,317
Custodian and accounting fees	27	83	40
Professional fees	43	64	50
Trustees’ and Chief Compliance Officer’s fees	— (a)	21	8
Printing and mailing costs	3	83	40
Registration and filing fees	35	62	57
Transfer agent fees	17	306	221
Other	6	27	15

Total expenses	277	19,549	7,184

Less amounts waived	(108)	(460)	(369)
Less expense reimbursements	(22)	—	—

Net expenses	147	19,089	6,815

Net investment income (loss)	97	30,807	7,031

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,542	230,121	91,650
Futures	10	5,616	3,595

Net realized gain (loss)	1,552	235,737	95,245

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	647	148,681	16,543
Futures	(2)	(1,588)	(476)

Change in net unrealized appreciation/depreciation	645	147,093	16,067

Net realized/unrealized gains (losses)	2,197	382,830	111,312

Change in net assets resulting from operations	$2,294	$413,637	$118,343

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—
Dividend income from non-affiliates	9,251	23,848
Dividend income from affiliates	—	26
Income from securities lending (net)	13	— (a)

Total investment income	9,266	23,874

EXPENSES:
Investment advisory fees	2,987	6,185
Administration fees	392	810
Distribution fees:
Class A	331	160
Class B	57	—
Class C	234	174
Class R2	—	2
Shareholder servicing fees:
Class A	331	160
Class B	19	—
Class C	78	58
Class R2	—	1
Class R5	—	29
Select Class	721	1,974
Custodian and accounting fees	38	49
Professional fees	52	52
Trustees’ and Chief Compliance Officer’s fees	5	10
Printing and mailing costs	70	164
Registration and filing fees	45	93
Transfer agent fees	460	956
Other	15	17

Total expenses	5,835	10,894

Less amounts waived	(630)	(3,250)

Net expenses	5,205	7,644

Net investment income (loss)	4,061	16,230

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,316	66,704
Futures	3,213	3,427

Net realized gain (loss)	36,529	70,131

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	66,233	135,446
Futures	(195)	(452)

Change in net unrealized appreciation/depreciation	66,038	134,994

Net realized/unrealized gains (losses)	102,567	205,125

Change in net assets resulting from operations	$106,628	$221,355

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$97	$59	$30,807	$18,891
Net realized gain (loss)	1,552	686	235,737	19,272
Change in net unrealized appreciation/depreciation	645	(792)	147,093	(1,415)

Change in net assets resulting from operations	2,294	(47)	413,637	36,748

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(86)	(74)	(1,068)	(431)
Class C
From net investment income	(13)	(10)	(70)	—
Class R2
From net investment income	—	—	(1)	— (a)
Class R5
From net investment income	—	—	(10,815)	(3,672)
Select Class
From net investment income	(18)	(15)	(24,714)	(11,474)

Total distributions to shareholders	(117)	(99)	(36,668)	(15,577)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	158	(2,420)	(11,315)	96,366

NET ASSETS:
Change in net assets	2,335	(2,566)	365,654	117,537
Beginning of period	10,240	12,806	1,832,140	1,714,603

End of period	$12,575	$10,240	$2,197,794	$1,832,140

Accumulated undistributed (distributions in excess of) net investment income	$38	$59	$12,131	$18,896

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Growth Fund		Intrepid Mid Cap Fund		Intrepid Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,031	$4,333	$4,061	$3,324	$16,230	$14,221
Net realized gain (loss)	95,245	21,282	36,529	6,579	70,131	(31,157)
Change in net unrealized appreciation/depreciation	16,067	(6,900)	66,038	(31,641)	134,994	3,865

Change in net assets resulting from operations	118,343	18,715	106,628	(21,738)	221,355	(13,071)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(221)	(87)	(1,006)	(902)	(1,043)	(1,007)
Class B
From net investment income	—	—	(20)	(29)	—	—
Class C
From net investment income	(29)	—	(86)	(106)	(272)	(264)
Class R2
From net investment income	(5)	— (a)	—	—	(6)	(1)
Class R5
From net investment income	(1,300)	(790)	—	—	(1,138)	(898)
Class R6
From net investment income	—	—	—	—	(316)	(530)
Select Class
From net investment income	(4,926)	(2,710)	(2,755)	(2,535)	(14,178)	(11,743)

Total distributions to shareholders	(6,481)	(3,587)	(3,867)	(3,572)	(16,953)	(14,443)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(74,507)	(39,626)	(14,792)	(17,403)	33,897	(75,090)

NET ASSETS:
Change in net assets	37,355	(24,498)	87,969	(42,713)	238,299	(102,604)
Beginning of period	656,509	681,007	427,794	470,507	859,821	962,425

End of period	$693,864	$656,509	$515,763	$427,794	$1,098,120	$859,821

Accumulated undistributed (distributions in excess of) net investment income	$2,380	$2,075	$(487)	$(560)	$(638)	$71

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,021	$1,923	$36,878	$54,229
Distributions reinvested	85	74	1,060	428
Cost of shares redeemed	(3,204)	(3,790)	(44,655)	(24,386)

Change in net assets resulting from Class A capital transactions	$(98)	$(1,793)	$(6,717)	$30,271

Class C
Proceeds from shares issued	$603	$89	$527	$277
Distributions reinvested	12	9	65	—
Cost of shares redeemed	(441)	(638)	(1,686)	(2,695)

Change in net assets resulting from Class C capital transactions	$174	$(540)	$(1,094)	$(2,418)

Class R2
Proceeds from shares issued	$—	$—	$79	$—
Distributions reinvested	—	—	1	— (a)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$80	$— (a)

Class R5
Proceeds from shares issued	$—	$—	$224,786	$126,573
Distributions reinvested	—	—	10,815	3,672
Cost of shares redeemed	—	—	(39,949)	(15,017)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$195,652	$115,228

Select Class
Proceeds from shares issued	$370	$115	$135,367	$174,790
Distributions reinvested	7	4	922	398
Cost of shares redeemed	(295)	(206)	(335,525)	(221,903)

Change in net assets resulting from Select Class capital transactions	$82	$(87)	$(199,236)	$(46,715)

Total change in net assets resulting from capital transactions	$158	$(2,420)	$(11,315)	$96,366

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	133	95	1,290	2,380
Reinvested	4	4	40	19
Redeemed	(141)	(203)	(1,662)	(1,041)

Change in Class A Shares	(4)	(104)	(332)	1,358

Class C
Issued	27	5	17	12
Reinvested	1	1	3	—
Redeemed	(20)	(34)	(63)	(115)

Change in Class C Shares	8	(28)	(43)	(103)

Class R2
Issued	—	—	3	—
Reinvested	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	3	— (a)

Class R5
Issued	—	—	8,207	5,382
Reinvested	—	—	410	164
Redeemed	—	—	(1,437)	(636)

Change in Class R5 Shares	—	—	7,180	4,910

Select Class
Issued	16	6	5,026	7,481
Reinvested	— (a)	— (a)	35	18
Redeemed	(12)	(11)	(12,217)	(9,335)

Change in Select Class Shares	4	(5)	(7,156)	(1,836)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,774	$4,240	$26,948	$21,079
Distributions reinvested	212	84	985	890
Cost of shares redeemed	(9,619)	(14,288)	(35,550)	(30,955)

Change in net assets resulting from Class A capital transactions	$(3,633)	$(9,964)	$(7,617)	$(8,986)

Class B
Proceeds from shares issued	$—	$—	$149	$97
Distributions reinvested	—	—	20	28
Cost of shares redeemed	—	—	(2,235)	(2,469)

Change in net assets resulting from Class B capital transactions	$—	$—	$(2,066)	$(2,344)

Class C
Proceeds from shares issued	$1,784	$830	$8,309	$6,681
Distributions reinvested	24	—	81	101
Cost of shares redeemed	(2,990)	(4,559)	(7,371)	(7,645)

Change in net assets resulting from Class C capital transactions	$(1,182)	$(3,729)	$1,019	$(863)

Class R2
Proceeds from shares issued	$263	$307	$—	$—
Distributions reinvested	4	— (a)	—	—
Cost of shares redeemed	(122)	(9)	—	—

Change in net assets resulting from Class R2 capital transactions	$145	$298	$—	$—

Class R5
Proceeds from shares issued	$14,578	$18,112	$—	$—
Distributions reinvested	1,300	790	—	—
Cost of shares redeemed	(35,556)	(25,313)	—	—

Change in net assets resulting from Class R5 capital transactions	$(19,678)	$(6,411)	$—	$—

Select Class
Proceeds from shares issued	$70,793	$59,824	$51,238	$37,997
Distributions reinvested	268	149	250	338
Cost of shares redeemed	(121,220)	(79,793)	(57,616)	(43,545)

Change in net assets resulting from Select Class capital transactions	$(50,159)	$(19,820)	$(6,128)	$(5,210)

Total change in net assets resulting from capital transactions	$(74,507)	$(39,626)	$(14,792)	$(17,403)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	211	176	1,585	1,439
Reinvested	8	4	58	60
Redeemed	(356)	(598)	(2,112)	(2,144)

Change in Class A Shares	(137)	(418)	(469)	(645)

Class B
Issued	—	—	10	7
Reinvested	—	—	1	2
Redeemed	—	—	(149)	(190)

Change in Class B Shares	—	—	(138)	(181)

Class C
Issued	65	36	541	506
Reinvested	1	—	6	8
Redeemed	(112)	(195)	(491)	(592)

Change in Class C Shares	(46)	(159)	56	(78)

Class R2
Issued	11	12	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(5)	— (a)	—	—

Change in Class R2 Shares	6	12	—	—

Class R5
Issued	532	752	—	—
Reinvested	49	35	—	—
Redeemed	(1,260)	(1,051)	—	—

Change in Class R5 Shares	(679)	(264)	—	—

Select Class
Issued	2,600	2,516	2,855	2,568
Reinvested	10	6	14	22
Redeemed	(4,363)	(3,336)	(3,405)	(2,955)

Change in Select Class Shares	(1,753)	(814)	(536)	(365)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,723	$7,225
Distributions reinvested	1,013	975
Cost of shares redeemed	(17,470)	(27,020)

Change in net assets resulting from Class A capital transactions	$(3,734)	$(18,820)

Class C
Proceeds from shares issued	$3,716	$1,276
Distributions reinvested	236	212
Cost of shares redeemed	(5,495)	(8,712)

Change in net assets resulting from Class C capital transactions	$(1,543)	$(7,224)

Class R2
Proceeds from shares issued	$827	$—
Distributions reinvested	6	1
Cost of shares redeemed	(89)	—

Change in net assets resulting from Class R2 capital transactions	$744	$1

Class R5
Proceeds from shares issued	$5,218	$11,186
Distributions reinvested	1,138	898
Cost of shares redeemed	(8,368)	(9,351)

Change in net assets resulting from Class R5 capital transactions	$(2,012)	$2,733

Class R6
Proceeds from shares issued	$6,617	$18,438
Distributions reinvested	153	362
Cost of shares redeemed	(18,538)	(30,975)

Change in net assets resulting from Class R6 capital transactions	$(11,768)	$(12,175)

Select Class
Proceeds from shares issued	$297,078	$303,999
Distributions reinvested	10,361	7,270
Cost of shares redeemed	(255,229)	(350,874)

Change in net assets resulting from Select Class capital transactions	$52,210	$(39,605)

Total change in net assets resulting from capital transactions	$33,897	$(75,090)

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Intrepid Value Fund
	Year Ended 6/30/2013	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	470	315
Reinvested	37	43
Redeemed	(664)	(1,229)

Change in Class A Shares	(157)	(871)

Class C
Issued	136	56
Reinvested	9	10
Redeemed	(208)	(387)

Change in Class C Shares	(63)	(321)

Class R2
Issued	32	—
Reinvested	— (a)	— (a)
Redeemed	(3)	—

Change in Class R2 Shares	29	— (a)

Class R5
Issued	193	482
Reinvested	41	39
Redeemed	(303)	(412)

Change in Class R5 Shares	(69)	109

Class R6
Issued	243	756
Reinvested	6	16
Redeemed	(667)	(1,308)

Change in Class R6 Shares	(418)	(536)

Select Class
Issued	10,906	13,182
Reinvested	376	320
Redeemed	(9,557)	(15,567)

Change in Select Class Shares	1,725	(2,065)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Year Ended June 30, 2013	$21.13	$0.21	(d)(e)	$4.44	$4.65	$(0.24)
Year Ended June 30, 2012	20.60	0.13	(d)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(d)	5.03	5.20	(0.04)
Year Ended June 30, 2010	13.42	0.05	(d)	2.16	2.21	(0.19)
Year Ended June 30, 2009	19.88	0.14	(d)	(6.54)	(6.40)	(0.06)

Class C
Year Ended June 30, 2013	20.81	0.10	(d)(e)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(d)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(d)	4.95	5.03	—
Year Ended June 30, 2010	13.27	(0.03	)(d)	2.13	2.10	(0.15)
Year Ended June 30, 2009	19.65	0.07	(d)	(6.45)	(6.38)	—

Select Class
Year Ended June 30, 2013	21.21	0.28	(d)(e)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(d)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(d)	5.06	5.27	(0.08)
Year Ended June 30, 2010	13.46	0.09	(d)	2.17	2.26	(0.21)
Year Ended June 30, 2009	19.97	0.18	(d)	(6.58)	(6.40)	(0.11)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (c)

$25.54	22.15%	$8,765	1.25%	0.92	%(e)	2.40%	82%
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75
15.44	16.36	7,503	1.25	0.30		2.59	145
13.42	(32.17)	6,582	1.25	1.01		2.60	105

25.14	21.55	2,294	1.75	0.43	(e)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75
15.22	15.73	2,302	1.75	(0.21)		3.10	145
13.27	(32.47)	2,384	1.75	0.49		3.07	105

25.65	22.46	1,516	1.00	1.19	(e)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75
15.51	16.65	897	1.00	0.54		2.37	145
13.46	(32.01)	1,102	1.00	1.25		2.17	105

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2013	$24.68	$0.34	(f)(g)	$5.15	$5.49	$(0.41)	$—	$(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(f)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(f)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)

Class C
Year Ended June 30, 2013	24.48	0.20	(f)(g)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(f)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(f)	(7.34)	(7.21)	—	(0.60)	(0.60)

Class R2
Year Ended June 30, 2013	24.43	0.26	(f)(g)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(f)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	17.58	0.13	(f)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2013	24.84	0.46	(f)(g)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(f)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(f)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)

Select Class
Year Ended June 30, 2013	24.88	0.41	(f)(g)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(f)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(f)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.25, $0.11, $0.17, $0.36 and $0.32 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.91%, 0.41%, 0.61%, 1.31% and 1.16% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$29.76	22.48%	$87,954	1.24%	1.25	%(g)	1.26%	68%
24.68	1.26	81,139	1.25	0.82		1.27	95
24.55	33.39	47,376	1.24	0.77		1.28	102
18.54	14.96	49,927	1.25	0.64		1.29	108
16.41	(29.40)	56,213	1.25	1.25		1.32	125

29.53	21.90	7,336	1.74	0.75	(g)	1.76	68
24.48	0.78	7,117	1.75	0.31		1.78	95
24.29	32.74	9,570	1.74	0.28		1.78	102
18.33	14.37	10,221	1.75	0.14		1.79	108
16.28	(29.78)	11,270	1.75	0.73		1.81	125

29.43	22.20	170	1.49	0.96	(g)	1.51	68
24.43	1.03	75	1.50	0.56		1.52	95
24.21	33.04	74	1.49	0.59		1.53	102
18.36	14.68	105	1.50	0.47		1.54	108
16.29	(2.49)	49	1.50	1.30		1.59	125

29.94	23.05	710,586	0.79	1.66	(g)	0.82	68
24.84	1.74	411,202	0.79	1.28		0.82	95
24.69	34.02	287,527	0.79	1.14		0.83	102
18.65	15.49	105,092	0.80	1.12		0.84	108
16.47	(29.11)	84,934	0.80	1.73		0.87	125

30.00	22.83	1,391,748	0.99	1.50	(g)	1.02	68
24.88	1.52	1,332,607	1.00	1.07		1.02	95
24.73	33.69	1,370,056	0.99	1.04		1.03	102
18.68	15.28	1,259,093	1.00	0.90		1.04	108
16.51	(29.24)	1,445,890	1.00	1.47		1.06	125

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Intrepid Growth Fund
Class A
Year Ended June 30, 2013	$25.00	$0.21	(f)(g)	$4.34	$4.55	$(0.19)	$29.36	18.27%
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)	25.00	2.76
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)	24.39	36.86
Year Ended June 30, 2010	15.79	0.07	(f)	2.20	2.27	(0.13)	17.93	14.32
Year Ended June 30, 2009	22.03	0.09	(f)	(6.24)	(6.15)	(0.09)	15.79	(27.88)

Class C
Year Ended June 30, 2013	24.64	0.07	(f)(g)	4.27	4.34	(0.05)	28.93	17.66
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—	24.64	2.28
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)	24.09	36.21
Year Ended June 30, 2010	15.59	(0.03	)(f)	2.18	2.15	(0.04)	17.70	13.78
Year Ended June 30, 2009	21.73	0.01	(f)	(6.15)	(6.14)	—	15.59	(28.26)

Class R2
Year Ended June 30, 2013	24.72	0.13	(f)(g)	4.27	4.40	(0.21)	28.91	17.90
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)	24.72	2.53
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)	24.13	36.49
Year Ended June 30, 2010	15.65	0.02	(f)	2.20	2.22	(0.11)	17.76	14.10
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(f)	(0.09)	(0.01)	(0.18)	15.65	0.07

Class R5
Year Ended June 30, 2013	25.05	0.33	(f)(g)	4.34	4.67	(0.31)	29.41	18.79
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)	25.05	3.26
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)	24.45	37.44
Year Ended June 30, 2010	15.83	0.15	(f)	2.22	2.37	(0.22)	17.98	14.86
Year Ended June 30, 2009	22.15	0.16	(f)	(6.28)	(6.12)	(0.20)	15.83	(27.55)

Select Class
Year Ended June 30, 2013	25.15	0.28	(f)(g)	4.35	4.63	(0.26)	29.52	18.52
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)	25.15	3.04
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)	24.55	37.25
Year Ended June 30, 2010	15.88	0.12	(f)	2.22	2.34	(0.18)	18.04	14.64
Year Ended June 30, 2009	22.15	0.12	(f)	(6.27)	(6.15)	(0.12)	15.88	(27.72)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.14, $0.01, $0.07, $0.26 and $0.21 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.53%, 0.02%, 0.25%, 0.97% and 0.78% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$33,582	1.24%	0.76	%(g)	1.30%	67%
32,027	1.25	0.42		1.32	110
41,424	1.24	0.54		1.33	129
41,167	1.25	0.36		1.34	118
49,749	1.25	0.53		1.37	121

15,462	1.74	0.26	(g)	1.79	67
14,298	1.75	(0.09)		1.82	110
17,811	1.74	0.05		1.83	129
18,827	1.75	(0.14)		1.84	118
21,746	1.75	0.04		1.87	121

603	1.49	0.49	(g)	1.54	67
375	1.50	0.29		1.56	110
78	1.49	0.26		1.58	129
57	1.50	0.11		1.59	118
50	1.50	0.80		1.68	121

105,839	0.79	1.21	(g)	0.85	67
107,169	0.80	0.87		0.87	110
111,071	0.79	0.96		0.88	129
86,795	0.80	0.81		0.89	118
74,460	0.80	0.99		0.92	121

538,378	0.99	1.02	(g)	1.05	67
502,640	1.00	0.67		1.07	110
510,623	0.99	0.77		1.07	129
398,110	1.00	0.61		1.09	118
495,872	1.00	0.66		1.10	121

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2013	$14.99	$0.13	(d)(e)	$3.80	$3.93	$(0.13)	$—	$(0.13)
Year Ended June 30, 2012	15.79	0.10	(d)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(d)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(d)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(d)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)

Class B
Year Ended June 30, 2013	13.47	0.02	(d)(e)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(d)(f)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(d)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(d)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(d)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)

Class C
Year Ended June 30, 2013	13.48	0.02	(d)(e)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(d)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(d)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(d)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(d)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)

Select Class
Year Ended June 30, 2013	15.51	0.18	(d)(e)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(d)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(d)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(d)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(d)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, ($0.02), ($0.03) and $0.13 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.16%), (0.17%), and 0.72% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (c)

$18.79	26.30%	$144,405	1.23%	0.78	%(e)	1.38%	52%
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65
9.53	(30.94)	105,702	1.24	1.22		1.55	64

16.86	25.51	7,451	1.87	0.14	(e)	1.88	52
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65
8.63	(31.38)	11,745	1.85	0.60		2.04	64

16.87	25.51	36,073	1.87	0.13	(e)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65
8.64	(31.35)	16,706	1.85	0.61		2.05	64

19.45	26.60	327,834	0.98	1.03	(e)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65
9.84	(30.77)	224,925	0.99	1.48		1.30	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Value Fund
Class A
Year Ended June 30, 2013	$23.99	$0.42	(f)	$5.79	$6.21	$(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)
Year Ended June 30, 2009	23.48	0.37	(f)	(7.00)	(6.63)	(0.38)

Class C
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)
Year Ended June 30, 2009	23.37	0.28	(f)	(6.97)	(6.69)	(0.31)

Class R2
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)
November 3, 2008 (g) through June 30, 2009	18.03	0.21	(f)	(1.53)	(1.32)	(0.25)

Class R5
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)
Year Ended June 30, 2009	23.54	0.45	(f)	(7.02)	(6.57)	(0.44)

Class R6
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)
November 30, 2010 (g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)

Select Class
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)
Year Ended June 30, 2009	23.54	0.41	(f)	(7.03)	(6.62)	(0.41)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$29.76	26.07%	$71,116	0.94%	1.57%	1.38%	48%
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107

29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107

29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107

29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund (formerly Intrepid Multi Cap Fund)	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The Investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

Effective February 28, 2013, the Intrepid Advantage Fund changed its name from Intrepid Multi Cap Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMorgan’s Legal and Compliance and JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Advantage Fund
Total Investments in Securities (a)	$12,603	$—	$—	$12,603

Intrepid America Fund
Total Investments in Securities (a)	$2,212,967	$—	$—	$2,212,967

Depreciation in Other Financial Instruments
Futures Contracts	$(192)	$—	$—	$(192)

Intrepid Growth Fund
Total Investments in Securities (a)	$696,238	$—	$—	$696,238

Appreciation in Other Financial Instruments
Futures Contracts	$211	$—	$—	$211

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$514,057	$810	$—	$514,867

Appreciation in Other Financial Instruments
Futures Contracts	$31	$—	$—	$31

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Value Fund
Total Investments in Securities (a)	$1,102,143	$—	$—	$1,102,143

Depreciation in Other Financial Instruments
Futures Contracts	$(25)	$—	$—	$(25)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between any levels during the year ended June 30, 2013.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2013 (amounts in thousands):

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$195	$52,127	$17,972	$11,439	$26,406
Ending Notional Balance Long	—	65,012	18,552	6,137	31,746

C. Securities Lending — Each Fund (except Intrepid Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for each Fund except Intrepid Advantage Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

For the year ended June 30, 2013, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid Mid Cap Fund	$—	(a)
Intrepid Value Fund	—	(a)

(a)	Amounts rounds to less than $1,000

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2013, there were no securities out on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid Mid Cap Fund	$—	(a)
Intrepid Value Fund	—	(a)

(a)	Amount rounds to less than $1,000

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid Advantage Fund	$—	(a)	$(1)	$1
Intrepid America Fund	—	(a)	(904)	904
Intrepid Growth Fund	—	(a)	(245)	245
Intrepid Mid Cap Fund	—	(a)	(121)	121
Intrepid Value Fund	—	(a)	14	(14)

(a)	Amounts rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends and differences in the tax treatment of real estate investment trust investments and partnership investments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Advisor supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$2	$—	(a)
Intrepid America Fund	4	—	(a)
Intrepid Growth Fund	6	—	(a)
Intrepid Mid Cap Fund	59	2
Intrepid Value Fund	6	—	(a)

(a)	Amount rounds to less than $1,000

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund	1.25%	n/a	1.75%	n/a	n/a	n/a	1.00%
Intrepid America Fund	1.25	n/a	1.75	1.50%	0.80%	n/a	1.00
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The expense limitation agreements were in effect for the year ended June 30, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$71	$9	$28	$108	$22
Intrepid America Fund	—	—	348	348	—
Intrepid Growth Fund	—	33	296	329	—
Intrepid Mid Cap Fund	5	—	603	608	—
Intrepid Value Fund	2,292	810	88	3,190	—

	Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	(a)	$—	$1	$1

(a) Amount rounds to less then $1,000

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2013 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	112
Intrepid Growth Fund	40
Intrepid Mid Cap Fund	21
Intrepid Value Fund	60

(a)	Amount rounds to less then $1,000

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$9,474	$9,087	$—	$—
Intrepid America Fund	1,320,988	1,356,572	—	—
Intrepid Growth Fund	446,529	512,153	—	—
Intrepid Mid Cap Fund	233,337	241,949	715	730
Intrepid Value Fund	480,177	440,776	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$10,247	$2,457	$101	$2,356
Intrepid America Fund	1,759,406	464,784	11,223	453,561
Intrepid Growth Fund	554,508	146,529	4,799	141,730
Intrepid Mid Cap Fund	377,432	142,804	5,368	137,436
Intrepid Value Fund	911,952	197,051	6,860	190,191

For all of the funds, the difference between book and tax appreciation (depreciation) on investments is primarily attributed to non-taxable dividends, and wash sale deferrals.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid Advantage Fund	$117	$117
Intrepid America Fund	36,668	36,668
Intrepid Growth Fund	6,481	6,481
Intrepid Mid Cap Fund	3,867	3,867
Intrepid Value Fund	16,953	16,953

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid Advantage Fund	$99	$99
Intrepid America Fund	15,577	15,577
Intrepid Growth Fund	3,587	3,587
Intrepid Mid Cap Fund	3,572	3,572
Intrepid Value Fund	14,443	14,443

As of June 30, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$39	$(4,300)	$2,356
Intrepid America Fund	12,208	(244,137)	453,561
Intrepid Growth Fund	2,404	(355,932)	141,730
Intrepid Mid Cap Fund	100	(26,982)	137,436
Intrepid Value Fund	198	(40,297)	190,191

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, wash sale loss deferrals, distributions payable, net mark to market gains (losses) on futures contracts and investment in real estate investment trust investments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2013, the Funds had the pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid Advantage Fund	$868	$3,432	$4,300
Intrepid America Fund	—	244,137	244,137
Intrepid Growth Fund	103,442	252,490	335,932
Intrepid Mid Cap Fund	—	26,982	26,982
Intrepid Value Fund	—	40,297	40,297

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands)

Intrepid Advantage Fund	$1,502
Intrepid America Fund	228,841
Intrepid Growth Fund	92,515
Intrepid Mid Cap Fund	32,956
Intrepid Value	47,958

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2013 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	46.2%	30.3%
Intrepid Growth Fund	62.9	N/A
Intrepid Mid Cap Fund	57.3	N/A

Additionally, Intrepid Advantage Fund, Intrepid Mid Cap Fund and Intrepid Value Fund each have a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid Advantage Fund (formerly known as JPMorgan Intrepid Multi Cap Fund), JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid Advantage Fund (formerly known as JPMorgan Intrepid Multi Cap Fund), JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 28, 2013

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	67

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	172	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	172	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	172	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	172	Director, Center for Communication, Hearing and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	172	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	172	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	172	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	172	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	172	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	172	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	172	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	172	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	172	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (172 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2013, and continued to hold your shares at the end of the reporting period, June 30, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,147.90	$6.66	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,145.30	9.31	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,149.20	5.33	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid America Fund
Class A
Actual	1,000.00	1,148.10	6.60	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,145.50	9.26	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,146.90	7.93	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,150.70	4.21	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,149.90	5.28	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,126.60	$6.54	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,123.90	9.16	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,124.50	7.85	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,129.00	4.17	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,127.60	5.22	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,174.00	6.63	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class B
Actual	1,000.00	1,170.80	10.12	1.88
Hypothetical	1,000.00	1,015.47	9.39	1.88
Class C
Actual	1,000.00	1,170.00	10.12	1.88
Hypothetical	1,000.00	1,015.47	9.39	1.88
Select Class
Actual	1,000.00	1,175.50	5.29	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

Intrepid Value Fund
Class A
Actual	1,000.00	1,157.40	5.03	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,154.60	7.69	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R2
Actual	1,000.00	1,155.80	6.36	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	1,159.40	3.16	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,159.70	2.89	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,158.60	4.23	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2013

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund hereby designates the following percentage or the maximum allowable percentage as ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2013:

Dividends Received Deduction
Intrepid Advantage Fund	100.00%
Intrepid America Fund	100.00
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. Each Fund hereby designates the following amount or the maximum allowable amount of ordinary income distributions as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid Advantage Fund	$117
Intrepid America Fund	36,668
Intrepid Growth Fund	6,481
Intrepid Mid Cap Fund	3,866
Intrepid Value Fund	16,953

JUNE 30, 2013	J.P. MORGAN INTREPID FUNDS	73

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. June 2013.	AN-INT-613

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013 – $368,414

2012 – $357,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $139,900

2012 – $139,900

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013 – $107,500

2012 – $108,900

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation

S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%

2012 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 – $31.8 million

2011 – $33.8 million*

* Certain fees for 2011 have been reclassified between Audit and Non Audit to conform with the 2012 presentation.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 30, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
August 30, 2013